                                    THORNBURG MORTGAGE SECURITIES TRUST 2007-3,
                                                      Issuer

                                       THORNBURG MORTGAGE HOME LOANS, INC.,
                                            Initial Seller and Sponsor

                                         THORNBURG MORTGAGE FUNDING, INC.,
                                                      Seller

                                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,
                                                     Depositor

                                              WELLS FARGO BANK, N.A.,
                                                Master Servicer and
                                             Securities Administrator

                                                        and

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                          Indenture Trustee and Custodian

                                           SALE AND SERVICING AGREEMENT

                                             Dated as of July 1, 2007

                                        __________________________________

                                    Thornburg Mortgage Securities Trust 2007-3
                                       Mortgage-Backed Notes, Series 2007-3

                                                 Table of Contents

SECTION 2.07. Representations and Warranties of the Depositor with Respect to Security Interest in the

SECTION 3.08. Documents, Records and Funds in Possession of Master Servicer To Be Held for Indenture

SECTION 3.30. Indemnification of the Initial Seller, the Seller, the Indenture Trustee, the Owner
                        Trustee, the Master Servicer and the Securities Administrator............................89
SECTION 3.31. Limitations on Liability of the Master Servicer and Others; Indemnification of Indenture

SECTION 5.01. Payments. 105

SECTION 8.03. Indenture Trustee and the Securities Administrator Not Liable for Securities, Mortgage
                        Loans or Additional Collateral..........................................................125
SECTION 8.04. Owner Trustee, Master Servicer and Securities Administrator May Own Notes.........................126
SECTION 8.05. Indenture Trustee's, Custodian's, Owner Trustee's and Securities Administrator's Fees and

SECTION 12.05. Notices. 138

EXHIBITS AND SCHEDULES:

Exhibit G-1       Form of Receipt of Mortgage Note.........................................................G-1-1
Exhibit G-2       Form of Interim Certificate of Indenture Trustee.........................................G-2-1
Exhibit G-3       Form of Final Certification of Indenture Trustee.........................................G-3-1
Exhibit H         Form of Lost Note Affidavit................................................................H-1
Exhibit I         [Reserved].................................................................................I-1
Exhibit J-1       [Reserved]...............................................................................J-1-1
Exhibit J-2       [Reserved]...............................................................................J-2-1

Schedule I        Mortgage Loan Schedule
Schedule II       Aggregate Scheduled Principal Balance of Group 3 Forty-Year
                  Mortgage Loans

         This SALE AND SERVICING AGREEMENT,  dated as of July 1, 2007 (the "Agreement"),  is by and among THORNBURG
MORTGAGE  SECURITIES TRUST 2007-3, a Delaware  statutory trust, as issuer (the "Issuer"),  THORNBURG  MORTGAGE HOME
LOANS,  INC., a Delaware  corporation,  as initial  seller (the  "Initial  Seller")  and sponsor  (the  "Sponsor"),
THORNBURG  MORTGAGE  FUNDING,  INC., a Delaware  corporation,  as seller (the "Seller"),  STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC., a Delaware  corporation,  as depositor (the  "Depositor"),  WELLS FARGO BANK, N.A., a national banking association,  as master servicer (in such capacity, the "Master Servicer") and as securities  administrator
(in such capacity,  the  "Securities  Administrator")  and LASALLE BANK NATIONAL  ASSOCIATION,  a national  banking association, as indenture trustee (the "Indenture Trustee") and custodian ("Custodian").

                                              PRELIMINARY STATEMENT:

         WHEREAS,  on or prior to the Closing Date the Seller has  acquired  all of the rights,  title and interest of the Initial Seller in and to certain  residential  mortgage loans  identified in Schedule I hereto,  the related mortgages  and other  related  assets (the  "Mortgage  Loans"),  together  with  certain  contractual  rights under agreements  set forth in Exhibit N hereto  relating to the  servicing  of the  Mortgage  Loans  (collectively,  the
"Contractual  Rights") and rights with respect to the  enforcement of certain  representations  and warranties made by the Initial  Seller in the TMFI  Mortgage  Loan  Purchase  Agreement  relating to the Mortgage  Loans (the "TMFI
Contractual  Rights"),  and on or prior to the Closing Date is the owner of the  Mortgage  Loans,  the  Contractual
Rights and the TMFI Contractual Rights;

         WHEREAS,  the  Depositor  has acquired  all of the rights,  title and interest of the Seller in and to the
Mortgage  Loans,  the  Contractual  Rights and the TMFI  Contractual  Rights  pursuant  to the SAMI  Mortgage  Loan
Purchase  Agreement,  and, at the Closing Date is the owner of the Mortgage Loans,  the Contractual  Rights and the
TMFI Contractual Rights being conveyed by the Depositor to the Issuer for inclusion in the Trust Estate;

         WHEREAS,  the Depositor has duly  authorized  the execution and delivery of this  Agreement to provide for the  conveyance to the Issuer of the Mortgage  Loans,  the  Contractual  Rights,  the TMFI  Contractual  Rights and
certain other property  constituting  the Trust Estate,  and to provide for master  servicing of the Mortgage Loans by the Master Servicer;

         WHEREAS,  on the Closing Date,  the Depositor will acquire the Notes and the Ownership  Certificates  from the Issuer as  consideration  for its transfer to the Issuer of the Mortgage  Loans,  the Contractual  Rights,  the
TMFI Contractual Rights and certain other property constituting the Trust Estate;

         WHEREAS,  pursuant to the Indenture,  the Issuer will pledge the Mortgage Loans,  the Contractual  Rights, the TMFI Contractual  Rights,  the Yield Maintenance  Agreements and certain other property  constituting the Trust
Estate to the Indenture Trustee as security for the Notes;

         WHEREAS, the Master Servicer shall be obligated under this Agreement, among other things, to monitor the servicing of the Mortgage Loans by the Servicers on behalf of the Issuer as provided herein;

         WHEREAS,  the Issuer desires to have the Securities  Administrator  perform certain duties consistent with the terms of this Agreement; and

         WHEREAS,  the Securities  Administrator  has the capacity to provide the services  required  hereby and is willing to perform such services on the terms set forth herein.

         NOW,  THEREFORE,  in consideration of the mutual agreements herein contained,  the parties hereto agree as follows:

         The  following  table  sets  forth (or  describes)  the Group  designation,  the Class  designation,  Note
Interest Rate,  Initial Class Principal  Amount (or Class Notional  Amount) and the minimum  denomination  for each
Class of Notes issued pursuant to the Indenture:

                                                                             Initial
                                                                     Class Principal Amount
                            Class                                            Minimum
      Group              Designation         Note Interest Rate      or Class Notional Amount           Denominations
___________________________________________________________________________________________________________________________
        1               Class 1A-1                   (1)                $    323,148,000                   $25,000
        1               Class 1A-2                   (1)                $     56,850,000                   $25,000
        2               Class 2A-1                   (2)                $    199,496,000                   $25,000
        2               Class 2A-2                   (2)                $     10,471,000                   $25,000
        3               Class 3A-1                   (3)                $    456,823,000                   $25,000
        3               Class 3A-2                   (3)                $     23,977,000                   $25,000
        4               Class 4A-1                   (4)                $    139,776,000                   $25,000
        4               Class 4A-2                   (4)                $      7,336,000                   $25,000
        4               Class 4A-3                   (4)                $    175,000,000(7)                $25,000
        4               Class 4A-4                   (4)                $     19,388,000                   $25,000
       N/A              Class A-X                    (5)                $  1,412,265,000                  $100,000
       N/A              Class B-1                    (6)                $     30,395,000                  $100,000
       N/A              Class B-2                    (6)                $     13,344,000                  $100,000
       N/A              Class B-3                    (6)                $      8,155,000                  $100,000
       N/A              Class B-4                    (6)                $      7,413,000                  $100,000
       N/A              Class B-5                    (6)                $      5,931,000                  $100,000
       N/A              Class B-6                    (6)                $      5,189,368                  $100,000
_______________
(1)   On or before the Group 1 Auction Payment Date, the Note Interest Rates with respect to any Payment Date
      (and related Accrual Period) with respect to the Group 1 Notes will be an annual rate equal to the sum of
      One-Month LIBOR plus 0.30% (in the case of the Class 1A-1 Notes) and One-Month LIBOR plus 0.50% (in the case of the Class 1A-2 Notes).  After the Group 1 Auction Payment Date, the Note Interest Rate with respect to any Payment Date (and related Accrual Period) with respect to the Group 1 Notes will be an annual rate equal to the least of (i) One-Month LIBOR plus (a) 0.30% (in the case of the Class 1A-1 Notes) and (b)
      0.50% (in the case of the Class 1-A2 Notes), (ii) 9.75%  and (iii) the related Class A Available Funds Cap
      Rate.
(2)   On or before the General Auction Payment Date, the Note Interest Rates with respect to any Payment Date
      (and related Accrual Period) with respect to the Group 2 Notes will be an annual rate equal to the sum of
      One-Month LIBOR plus 0.22% (in the case of the Class 2A-1 Notes) and One-Month LIBOR plus 0.35% (in the case of the Class 2A-2 Notes).  After the General Auction Payment Date, the Note Interest Rate with respect to any Payment Date (and related Accrual Period) with respect to the Group 2 Notes will be an annual rate equal to the least of (i) One-Year LIBOR plus 1.25%, (ii) 10.50% and (iii) the related Class A Available
      Funds Cap Rate.
(3)   On or before the General Auction Payment Date, the Note Interest Rates with respect to any Payment Date
      (and related Accrual Period) for the Group 3 Notes will be an annual rate equal to the sum of One-Month
      LIBOR plus 0.22% (in the case of the Class 3A-1 Notes) and One-Month LIBOR plus 0.35% (in the case of the
      Class 3A-2 Notes).  After the General Auction Payment Date up to and including the Payment Date in May
      2014, the Note Interest Rate with respect to any Payment Date (and related Accrual Period) for the Group 3
      Notes will be an annual rate equal to the lesser of (i) 5.75% and (ii) the related Class A Available Funds
      Cap Rate.  After the Payment Date in May 2014, the Note Interest Rate with respect to any Payment Date (and related Accrual Period) for the Group 3 Notes will be an annual rate equal to the least of (i) One-Year
      LIBOR plus 1.25%, (ii) 10.50% and (iii) the related Class A Available Funds Cap Rate.
(4)   On or before the General Auction Payment Date, the Note Interest Rates with respect to any Payment Date
      (and related Accrual Period) for the Group 4 Notes will be an annual rate equal to the sum of One-Month
      LIBOR plus 0.22% (in the case of the Class 4A-1 Notes), One-Month LIBOR plus 0.35% (in the case of the
      Class 4A-2 Notes), One-Month LIBOR plus 0.21% (in the case of the Class 4A-3 Notes) and One-Month LIBOR plus 0.35% (in the case of the Class 4A-4 Notes).  After the General Auction Payment Date up to and
      including the Payment Date in April 2017, the Note Interest Rate with respect to any Payment Date (and related Accrual Period) for the Group 3 Notes will be an annual rate equal to the lesser of (i) 5.75% and
      (ii) the related Class A Available Funds Cap Rate.  After the Payment Date in April 2014, the Note Interest
      Rate with respect to any Payment Date (and related Accrual Period) for the Group 4 Notes will be an annual rate equal to the least of (i) One-Year LIBOR plus 1.25%, (ii) 10.50% and (iii) the related Class A
      Available Funds Cap Rate.
(5)   The Note Interest Rate of the Class A-X Notes on any Payment Date (and related Accrual Period) will equal an annual rate (not less than zero) calculated as (A) the product of (i) the excess, if any, of (x) the weighted average of the Class A Available Funds Cap Rates of the Group 1 Notes, Group 2 Notes, Group 3
      Notes and Group 4 Notes for such Payment Date, weighted based on the relative aggregate Class Principal
      Amounts of the Group 1 Notes, Group 2 Notes, Group 3 Notes  and Group 4 Notes immediately before such
      Payment Date, over (y) the weighted average of the Note Interest Rates of Group 1 Notes, Group 2 Notes,
      Group 3 Notes and Group 4 Notes for such Payment Date, weighted based on the relative aggregate Class
      Principal Amounts of the Group 1 Notes, Group 2 Notes, Group 3 Notes  and Group 4 Notes immediately before such Payment Date multiplied by (ii) the quotient of the actual number of days in the related Accrual
      Period divided by 30 minus (B) the product of (I) the sum of (1) the Class A Deferred Amounts for such
      Payment Date and (2) the Class A Available Funds Cap Shortfalls for such Payment Date and (II) 12, divided by the Class Notional Amount of the Class A-X Notes.
(6)   On or before the General Auction Payment Date, the Note Interest Rates with respect to any Payment Date
      (and related Accrual Period) with respect to the Class B-1 Notes, Class B-2 Notes, Class B-3 Notes, Class
      B-4 Notes, Class B-5 Notes and Class B-6 Notes will be equal to the weighted average of the Available Funds
      Cap Rate applicable to each Mortgage Loan Group, weighted based on the Subordinate Component of each such
      Mortgage Loan Group.  After the General Auction Payment Date, the Note Interest Rates with respect to any
      Payment Date (and related Accrual Period) with respect to the Class B-1 Notes, Class B-2 Notes, Class B-3
      Notes, Class B-4 Notes, Class B-5 Notes and Class B-6 Notes will equal the excess, if any, of (a) the weighted average of the Available Funds Cap Rate applicable to each Mortgage Loan Group, weighted based on the Subordinate Component of each such Mortgage Loan Group (after taking into account, in the case of the
      Group 3 Notes, on and after the Payment Date in July 2017, the Group 3 Final Maturity Reserve Date) over
      (b) an annual rate equal to the aggregate of (i) the product of any remaining Class A Available Funds Cap
      Shortfalls for such Payment Date after taking into account the reduction in the Class A-X Note Interest
      Rate by any Class A Available Funds Cap Shortfalls, multiplied by 12 and divided by (ii) the aggregate of the Class Principal Amounts of the Class B-1 Notes, Class B-2 Notes, Class B-3 Notes, Class B-4 Notes,
      Class B-5 Notes and Class B-6 Notes immediately before such Payment Date.
(7)   The Class A-X Notes are interest-only Notes which accrue interest at the applicable Note Interest Rate (as described in footnote (5) of this table) based on a Class Notional Amount for any Payment Date equal to the aggregate Class Principal Amount of the Offered Notes.  The initial Class Notional Amount of the Class A-X
      Notes as of the Closing Date is $1,412,265,000.

                                                     ARTICLE I

                                                    DEFINITIONS

         SECTION 1.01.  Defined Terms.

         Whenever used in this Agreement or in the Preliminary Statement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

         "10% Clean-Up Call Date":  As defined in Section 10.01(a).

         "10%  Clean-Up  Call  Right":  The  option  of  Thornburg  or its  assignee  to call the  Notes on the 10%
Clean-Up Call Date.

         "10-K Filing Deadline":  As defined in Section 3.19(b).

         "1-Month  LIBOR":  With respect to the Mortgage  Loans,  the average of  interbank  offered  rates for one month U.S. dollar deposits in the London market based on quotations of major banks.

         "1-Month  LIBOR  Indexed":  Indicates a Mortgage Loan that has an adjustable  Loan Rate  calculated on the basis of 1-Month LIBOR.

         "1-Year CMT":  With respect to the Mortgage  Loans,  the weekly  average  yield on United States  Treasury securities  adjusted to a constant  maturity of one year as published by the Federal  Reserve Board in  Statistical
Release H.15(519).

         "1-Year CMT  Indexed":  Indicates  a Mortgage  Loan that has an  adjustable  Loan Rate  calculated  on the basis of 1-Year CMT.

         "1-Year LIBOR":  With respect to the Mortgage Loans,  the average of interbank  offered rates for one-year
U.S. dollar deposits in the London market based on quotations of major banks.

         "1-Year  LIBOR  Indexed":  Indicates a Mortgage Loan that has an  adjustable  Loan Rate  calculated on the basis of 1-Year LIBOR.

         "3-Year CMT":  With respect to the Mortgage  Loans,  the weekly  average  yield on United States  Treasury
Securities adjusted to a constant maturity of three years as published by the Federal Reserve Board.

         "3-Year CMT  Indexed":  Indicates  a Mortgage  Loan that has an  adjustable  Loan Rate  calculated  on the basis of 3-Year CMT.

         "1-Year MTA": With respect to the Mortgage  Loans,  the  twelve-month  moving average of the monthly yield on United States Treasury  Securities  adjusted to a constant maturity of one year which is calculated by averaging the previous twelve-month values of the 1-Year CMT Index.

         "1-Year MTA  Indexed":  Indicates  a Mortgage  Loan that has an  adjustable  Loan Rate  calculated  on the basis of 1-Year MTA Index.

         "6-Month  LIBOR":  With  respect to the  Mortgage  Loans,  the  average  of  interbank  offered  rates for six-month U.S. dollar deposits in the London market based on quotations of major banks.

         "6-Month  LIBOR  Indexed":  Indicates a Mortgage Loan that has an adjustable  Loan Rate  calculated on the basis of 6-Month LIBOR.

         "Accepted  Master  Servicing  Practices":  With respect to any Mortgage  Loan, as  applicable,  either (x)
those  customary  mortgage  servicing  practices of prudent  mortgage  servicing  institutions  that master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction  where the related  Mortgaged
Property is located,  to the extent  applicable to the  Indenture  Trustee (as  successor  Master  Servicer) or the
Master Servicer  (except in its capacity as a Servicer or as a successor to another  Servicer),  or (y) as provided in the  applicable  Servicing  Agreement,  to the extent  applicable  to any  Servicer,  but in no event  below the standard set forth in clause (x).

         "Accrual  Period":  With  respect  to each  Payment  Date and each  Class of  Offered  Notes,  the  period beginning on the prior  Payment Date (or the Closing  Date,  in the case of the first  Payment  Date) and ending on the day  immediately  preceding  such Payment  Date.  Interest for such  Classes  will be  calculated  based upon a
360-day  year and the actual  number of days in each  Accrual  Period.  With  respect to each  Payment Date and any
Class A-X Notes and each Class of  Subordinate  Notes,  the calendar month prior to the month of such Payment Date.
Interest for such Classes will be calculated based upon a 360-day year consisting of twelve 30-day months.

         "Additional  Collateral":  With  respect  to any  Additional  Collateral  Mortgage  Loan,  the  marketable securities or other assets subject to a security interest pursuant to the related pledge agreement.

         "Additional  Collateral  Mortgage  Loan":  Each  Mortgage  Loan  identified  as such in the Mortgage  Loan
Schedule and as to which Additional Collateral is then required to be provided as security therefor.

         "Additional Disclosure Notification":  As defined in Section 3.19(a).

         "Additional Form 10-D Disclosure":  As defined in Section 3.19(a).

         "Additional Form 10-K Disclosure":  As defined in Section 3.19(b).

         "Adjustment  Date":  With respect to each Mortgage Loan,  each  adjustment  date on which the related Loan
Rate changes  pursuant to the related  Mortgage  Note. The first  Adjustment  Date following the Cut-Off Date as to each Mortgage Loan is set forth in the Mortgage Loan Schedule.

         "Administration  Agreement".  The Administration  Agreement dated as of July 1, 2007 among the Issuer, the
Owner Trustee and the Securities Administrator.

         "Advance":  As to any Mortgage Loan or REO Property,  any advance made by the Master  Servicer  (including the  Indenture  Trustee in its capacity as successor  Master  Servicer) in respect of any Payment Date  pursuant to
Section 5.05.

         "Affiliate":  With respect to any Person,  any other  Person  controlling,  controlled  by or under common control  with such Person.  For purposes of this  definition,  "control"  means the power to direct the  management and policies of a Person,  directly or indirectly,  whether through ownership of voting securities,  by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

         "Aggregate  Subordinate  Percentage":  As to any Payment Date,  the  percentage  equivalent of a fraction, the  numerator of which is the aggregate of the Class  Principal  Amounts of the Classes of  Subordinate  Notes and
the  denominator  of which is the sum of (i) the Pool Balance for such Payment  Date and (ii)  amounts,  if any, on deposit in the Reserve Fund for such Payment Date.

         "Agreement":  This Sale and Servicing  Agreement,  dated as of July 1, 2007, as amended,  supplemented and otherwise modified from time to time.

         "Applicable Credit Support Percentage":  As defined in Section 5.01(e).

         "Assignment":  As  to  any  Mortgage,  an  assignment  of  mortgage,  notice  of  transfer  or  equivalent instrument,  in recordable  form,  which is  sufficient,  under the laws of the  jurisdiction  in which the related
Mortgaged Property is located, to reflect or record the sale of such Mortgage.

         "Auction Administrator":  As defined in Section 8.17.

         "Auction  Administration  Agreement":  The  Auction  Administration  Agreement  dated as of July 31,  2007 between the Auction Swap Counterparty and the Auction Administrator.

         "Auction Notes":  The Offered Notes.

         "Auction  Payment  Date":  Either the Group 1 Auction  Payment  Date (in the case of the Group 1 Notes) or the General Auction Payment Date (in the case of the Group 2 Notes, Group 3 Notes and Group 4 Notes).

         "Auction Proceeds Account":  The account maintained by the Auction  Administrator  pursuant to the Auction
Administration Agreement.

         "Auction  Swap  Agreement":  The swap  agreement  by and  between the Auction  Swap  Counterparty  and the
Auction  Administrator,  including the ISDA Master  Agreement,  the schedule  thereto and the related  confirmation
(RBS Reference No. HG5F270), each dated as of July 31, 2007.

         "Auction Swap Counterparty":  The Royal Bank of Scotland, plc, or its successor or assigns.

         "Available  Funds":  With  respect  to any  Payment  Date  and any  Mortgage  Loan  Group,  the sum of the
Interest Distribution Amount for such Payment Date and the Principal Distribution Amount for such Payment Date.

         "Available  Funds Cap Rate":  With respect to any Payment Date and any Mortgage Loan Group,  the per annum rate equal to the product of (1) the fraction,  expressed as a  percentage,  the numerator of which is the Interest
Distribution  Amount for that  Mortgage Loan Group for the related Due Period and the  denominator  of which is the sum of the Class  Principal  Amounts of the Offered Notes  related to such Mortgage Loan Group and the  Subordinate
Component related to such Mortgage Loan Group immediately prior to such Payment Date, and (2) 12.

         "Back-Up Certification":  As defined in Section 3.18.

         "Base Value":  With respect to any Mortgage Loan for which  Additional  Collateral  has been pledged,  the value of the  Additional  Collateral  as  determined  with respect to that  Mortgage  Loan in  accordance  with the applicable underwriting guidelines.

         "Book-Entry Notes":  As defined in the Indenture.

         "Business  Day":  Any  day  other  than  a  Saturday,  a  Sunday  or a day on  which  banking  or  savings institutions in the State of Minnesota,  the State of Maryland,  the State of Illinois, the State of New York or in
the city in which the  Corporate  Trust Office of the Indenture  Trustee is located are  authorized or obligated by law or executive order to be closed.

         "Certificateholder":  The holder of Ownership Certificates.

         "Certificate   Distribution   Account":  The  account  maintained  by  or  on  behalf  of  the  Securities
Administrator pursuant to Section 4.05 for the benefit of the Issuer and the Certificateholders.

         "Certificate of Trust":  The  certificate of trust filed with the Delaware  Secretary of State on July 25,
2007 in respect of the Issuer pursuant to Section 3810 of the Delaware Trust Statute.

         "Certificate Register":  As defined in the Trust Agreement.

         "Certifying Person":  As defined in Section 3.18.

         "Class":  Collectively,  Notes that have the same priority of payment and bear the same class  designation and the form of which is identical except for variation in the Percentage Interest evidenced thereby.

         "Class 1A-1 Margin":  0.30%

         "Class 1A-2 Margin":  0.50%

         "Class 2A-1 Margin":  0.22%

         "Class 2A-2 Margin":  0.35%

         "Class 3A-1 Margin":  0.22%

         "Class 3A-2 Margin":  0.35%

         "Class 4A-1 Margin":  0.22%

         "Class 4A-2 Margin":  0.35%

         "Class 4A-3 Margin":  0.21%

         "Class 4A-4 Margin":  0.35%

         "Class  1A-1  Note":  Any of the Class 1A-1  Notes as  designated  on the face  thereof,  executed  by the
Issuer and  authenticated  and  delivered by the  Securities  Administrator,  substantially  in the form annexed as
Exhibit A-1 of the Indenture.

         "Class  1A-2  Note":  Any of the Class 1A-2  Notes as  designated  on the face  thereof,  executed  by the
Issuer and  authenticated  and  delivered by the  Securities  Administrator,  substantially  in the form annexed as
Exhibit A-1 of the Indenture.

         "Class  2A-1  Note":  Any of the Class 2A-1  Notes as  designated  on the face  thereof,  executed  by the
Issuer and  authenticated  and  delivered by the  Securities  Administrator,  substantially  in the form annexed as
Exhibit A-1 of the Indenture.

         "Class  2A-2  Note":  Any of the Class 2A-2  Notes as  designated  on the face  thereof,  executed  by the
Issuer and  authenticated  and  delivered by the  Securities  Administrator,  substantially  in the form annexed as
Exhibit A-1 of the Indenture.

         "Class  3A-1  Note":  Any of the Class 3A-1  Notes as  designated  on the face  thereof,  executed  by the
Issuer and  authenticated  and  delivered by the  Securities  Administrator,  substantially  in the form annexed as
Exhibit A-1 of the Indenture.

         "Class  3A-2  Note":  Any of the Class 3A-2  Notes as  designated  on the face  thereof,  executed  by the
Issuer and  authenticated  and  delivered by the  Securities  Administrator,  substantially  in the form annexed as
Exhibit A-1 of the Indenture.

         "Class  4A-1  Note":  Any of the Class 4A-1  Notes as  designated  on the face  thereof,  executed  by the
Issuer and  authenticated  and  delivered by the  Securities  Administrator,  substantially  in the form annexed as
Exhibit A-1 of the Indenture.

         "Class  4A-2  Note":  Any of the Class 4A-2  Notes as  designated  on the face  thereof,  executed  by the
Issuer and  authenticated  and  delivered by the  Securities  Administrator,  substantially  in the form annexed as
Exhibit A-1 of the Indenture.

         "Class  4A-3  Note":  Any of the Class 4A-3  Notes as  designated  on the face  thereof,  executed  by the
Issuer and  authenticated  and  delivered by the  Securities  Administrator,  substantially  in the form annexed as
Exhibit A-1 of the Indenture.

         "Class  4A-4  Note":  Any of the Class 4A-4  Notes as  designated  on the face  thereof,  executed  by the
Issuer and  authenticated  and  delivered by the  Securities  Administrator,  substantially  in the form annexed as
Exhibit A-1 of the Indenture.

         "Class A Available  Funds Cap Rate":  With respect to any Payment Date and any Class of Offered  Notes,  a
per annum  rate  equal to the  product  of (1) the  Available  Funds Cap Rate of the  related  Mortgage  Loan Group
(minus,  in the case of the Group 3 Mortgage  Loans,  on and after the Payment Date in July 2017, the Group 3 Final
Maturity Reserve Rate) and (2) 30 divided by the actual number of days in the related Accrual Period.

         "Class A  Available  Funds Cap  Shortfalls":  With  respect to any  Payment  Date and any Class of Offered
Notes,  an amount,  if any, equal to the sum of (i) the excess of the amount of interest that would have accrued on that Class of Offered Notes for the related  Accrual Period had the applicable  Note Interest Rate been  determined without regard to the applicable  Class A Available Funds Cap Rate over the amount of interest  actually accrued on such Class of Offered  Notes for such  Accrual  Period,  (ii) any amounts  described  in clause (i) above for prior
Payment  Dates that remain  unpaid,  and (iii)  interest on the amount  described in clause (ii) at the  applicable
Note Interest Rate determined without regard to the applicable Class A Available Funds Cap Rate.

         "Class A Deferred  Amount":  For each  Payment  Date and for each Class of  Offered  Notes,  the amount by which (x) the  aggregate of any Realized  Losses  previously  applied in  reduction of the Class  Principal  Amount thereof exceeds (y) the sum of (1) the aggregate of amounts  previously  distributed in  reimbursement  thereof and
(2) the  amount  by which the  Class  Principal  Amount of such  Class  has been  increased  due to any  Subsequent
Recovery.

         "Class A-X Note":  Any of the Class A-X Notes as designated  on the face  thereof,  executed by the Issuer and authenticated and delivered by the Securities  Administrator,  substantially in the form annexed as Exhibit A-2 of the Indenture.

         "Class B-1 Note":  Any of the Class B-1 Notes as designated  on the face  thereof,  executed by the Issuer and authenticated and delivered by the Securities  Administrator,  substantially in the form annexed as Exhibit A-2 of the Indenture.

         "Class B-2 Note":  Any of the Class B-2 Notes as designated  on the face  thereof,  executed by the Issuer and authenticated and delivered by the Securities  Administrator,  substantially in the form annexed as Exhibit A-2 of the Indenture.

         "Class B-3 Note":  Any of the Class B-3 Notes as designated  on the face  thereof,  executed by the Issuer and authenticated and delivered by the Securities  Administrator,  substantially in the form annexed as Exhibit A-2 of the Indenture.

         "Class B-4 Note":  Any of the Class B-4 Notes as designated  on the face  thereof,  executed by the Issuer and authenticated and delivered by the Securities  Administrator,  substantially in the form annexed as Exhibit A-2 of the Indenture.

         "Class B-5 Note":  Any of the Class B-5 Notes as designated  on the face  thereof,  executed by the Issuer and authenticated and delivered by the Securities  Administrator,  substantially in the form annexed as Exhibit A-2 of the Indenture.

         "Class B-6 Note":  Any of the Class B-6 Notes as designated  on the face  thereof,  executed by the Issuer and authenticated and delivered by the Securities  Administrator,  substantially in the form annexed as Exhibit A-2 of the Indenture.

         "Class  Notional  Amount":  With respect to the Class A-X Notes and any Payment Date, the sum of the Class
Principal  Amounts of the Offered Notes  immediately  before such Payment Date. The initial Class  Notional  Amount of the Class A-X Notes as of the Closing Date is $1,423,789,000.

         "Class  Principal  Amount":  As to any Payment  Date,  with  respect to any Class of Notes (other than the
Class A-X  Notes),  the  initial  Class  Principal  Amount as set forth in the table in the  Preliminary  Statement hereto as reduced by the sum of (x) all amounts  actually  distributed in respect of principal of that Class on all prior Payment Dates, (y) all Realized Losses, if any,  actually  allocated to that Class on all prior Payment Dates and (z) any applicable  Writedown  Amount;  provided,  however,  that pursuant to Section 5.10, the Class Principal
Amount of a Class of Notes may be  increased  up to the amount of  Realized  Losses  previously  allocated  to such
Class in the event that there is a Subsequent  Recovery on a Mortgage Loan,  and the Note  Principal  Amount of any
individual Note of such Class will be increased by its pro rata share of the increase to such Class.

         "Class  Subordination  Percentage":  With respect to each Class of Subordinate Notes and any Payment Date, the  percentage  equivalent  of a  fraction  the  numerator  of which is the Class  Principal  Amount of such Class immediately  before such Payment Date and the denominator of which is the aggregate of the Class Principal  Amounts of all Classes of Notes immediately before such Payment Date.

         "Clean-Up Call Date":  As defined in Section 10.01(a).

         "Clean-Up Call Purchase Price":  As defined in Section 10.01(a).

         "Clean-Up  Call Right":  Either the 10% Clean-Up  Call Right or the Master  Servicer  Clean-Up Call Right,
as applicable.

         "Close of  Business":  As used herein,  with respect to any Business Day and  location,  5:00 p.m. at such location.

         "Closing Date": July 31, 2007.

         "Code":  The Internal Revenue Code of 1986, as amended.

         "Collateral Account":  The trust account created and maintained by the Securities  Administrator  pursuant to Section 4.07 hereof.

         "Collection   Account":   The  trust  account  or  accounts  created  and  maintained  by  the  Securities
Administrator  pursuant to Section  4.02 hereof  which shall be  entitled  "Collection  Account,  Wells Fargo Bank,
N.A., as Securities  Intermediary for LaSalle Bank National  Association,  as Indenture  Trustee,  in trust for the registered  Noteholders of Thornburg Mortgage  Securities Trust 2007-3,  Mortgage-Backed  Notes, Series 2007-3" and
which must be an Eligible Account.

         "Commission":  U.S. Securities and Exchange Commission.

         "Compensating  Interest  Payment":  With respect to any Payment  Date,  an amount equal to the amount,  if any, by which (x) the aggregate amount of any Interest  Shortfalls  (excluding for such purpose all shortfalls as a result of Relief Act Reductions)  required to be paid by the Servicers pursuant to the related Servicing  Agreement with respect to such Payment Date,  exceeds (y) the aggregate  amount  actually paid by the Servicers in respect of such shortfalls;  provided,  that such amount,  to the extent payable by the Master Servicer,  shall not exceed the aggregate  Master  Servicing  Fee that  would be payable to the Master  Servicer  in respect of such  Payment  Date without giving effect to any Compensating Interest Payment.

         "Contractual Rights":  As defined in the Preliminary Statement.

         "Control":  The meaning specified in Section 8-106 of the New York UCC.

         "Converted  Mortgage  Loan":  Any Mortgage  Loan as to which the  Mortgagor  thereunder  has exercised its right under the related Mortgage Note to convert the adjustable Loan Rate thereon to a fixed Loan Rate.

         "Converted  Mortgage  Loan  Schedule":  With  respect to each  Payment  Date,  a schedule  prepared by the
Master  Servicer  pursuant to Section 3.25(c)  listing each  Convertible  Mortgage Loan that has become a Converted
Mortgage  Loan  during the  immediately  preceding  Due  Period,  and the  Purchase  Price for each such  Converted
Mortgage Loan.

         "Convertible  Mortgage  Loan":  Any Mortgage Loan which,  at the option of the Mortgagor and in accordance with the terms of the related  Mortgage Note, may have the related  Mortgage Rate converted from an adjustable rate to a fixed rate.

         "Cooperative  Corporation":  The entity that holds title (fee or an  acceptable  leasehold  estate) to the real property and improvements  constituting the Cooperative  Property and which governs the Cooperative  Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

         "Cooperative Loan":  Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.

         "Cooperative  Loan Documents":  As to any Cooperative  Loan, (i) the Cooperative  Shares,  together with a stock power in blank;  (ii) the original or a copy of the executed  Security  Agreement  and the  assignment of the
Security  Agreement  in blank;  (iii) the  original or a copy of the  executed  Proprietary  Lease and the original assignment of the Proprietary Lease endorsed in blank; (iv) the original,  if available,  or a copy of the executed
Recognition  Agreement  and, if  available,  the original  assignment  of the  Recognition  Agreement (or a blanket assignment  of all  Recognition  Agreements)  endorsed in blank;  (v) UCC-1  financing  statement  with evidence of recording  thereon,  which  has  been  filed in all  places  required  to  perfect  the  security  interest  in the
Cooperative  Shares and the Proprietary  Lease;  and (vi) UCC Amendments (or copies  thereof) or other  appropriate
UCC financing  statements  required by state law, evidencing a complete and unbroken line from the mortgagee to the
Indenture Trustee with evidence of recording thereon (or in a form suitable for recordation).

         "Cooperative  Property":  The real property and improvements  owned by the Cooperative  Corporation,  that includes the allocation of individual  dwelling units to the holders of the  Cooperative  Shares of the Cooperative
Corporation.

         "Cooperative Shares":  Shares issued by a Cooperative Corporation.

         "Cooperative Unit":  A single family dwelling located in a Cooperative Property.

         "Corporate  Trust Office":  With respect to the Indenture  Trustee,  the principal  corporate trust office of the Indenture  Trustee at which at any  particular  time its corporate  trust  business in connection  with this
Agreement  shall be  administered,  which office at the date of the execution of this  instrument is located at 135
South LaSalle Street,  Suite 1511, Chicago, IL 60603,  Attention:  Global Securities and Trust Services,  Thornburg
2007-3,  or at such  other  address  as the  Indenture  Trustee  may  designate  from time to time by notice to the
Noteholders,  the Depositor and the Seller.  With respect to the  Securities  Administrator  and the Note Registrar
and (i) presentment of Notes for registration of transfer,  exchange or final payment,  Wells Fargo Bank,  National
Association,  Sixth  Street and  Marquette  Avenue,  Minneapolis,  Minnesota  55479,  Attention:  Corporate  Trust,
Thornburg  Mortgage  Securities  Trust 2007-3,  and (ii) for all other purposes,  P.O. Box 98,  Columbia,  Maryland
21046 (or for overnight  deliveries,  9062 Old Annapolis Road,  Columbia,  Maryland  21045),  Attention:  Corporate
Trust, Thornburg Mortgage Securities Trust 2007-3.

         "Correspondent  Sellers Guide": The Initial Seller's  Correspondent  Sellers Guide,  revised June 5, 2006, as amended by Regulation AB Amendment dated December 1, 2005, and as revised and/or amended from time to time.

         "Credit  Support  Annex":  Any of the credit support  annexes  entered into between the Yield  Maintenance
Counterparty  and the Securities  Administrator  on behalf of the Trust, in connection  with the Yield  Maintenance
Agreements.

         "Current  Interest":  On each Payment Date,  the amount of interest  which each Class of Notes is entitled to receive (to the extent of funds  available) for the related  Accrual  Period,  which is equal to (a) interest at the  applicable  Note  Interest  Rate on the  Class  Principal  Amount or Class  Notional  Amount,  as  applicable, immediately  prior to such Payment Date, of that Class plus (b) unpaid  interest  amounts  consisting of the excess of all amounts  calculated in accordance  with clause (a) above on all prior Payment Dates over the amount actually distributed as interest on the prior Payment Dates.

         "Custodian":  LaSalle and its successors acting as custodian of the Mortgage Files.

         "Cut-Off Date":  With respect to any Mortgage Loan, other than a Qualified  Substitute  Mortgage Loan, the
Close of Business in New York City on July 1, 2007.  With respect to any Qualified  Substitute  Mortgage  Loan, the date designated as such on the Mortgage Loan Schedule (as amended).

         "Cut-Off Date Aggregate  Principal  Balance":  The aggregate of the Cut-Off Date Principal Balances of the
Mortgage Loans which is $1,482,692,367.51.

         "Cut-Off  Date  Principal  Balance":  With respect to any Mortgage  Loan,  the principal  balance  thereof remaining to be paid,  after  application  of all  scheduled  principal  payments due on or before the Cut-Off Date whether or not  received as of the Cut-Off Date (or as of the  applicable  date of  substitution  with respect to a
Qualified Substitute Mortgage Loan).

         "Deferred  Interest"  With  respect to any Negative  Amortization  Mortgage  Loan and any Due Period,  the
excess,  if any, of interest accrued on the unpaid  principal  balance thereof at the applicable Loan Rate over the applicable Monthly Payment.

         "Definitive Notes":  As defined in the Indenture.

         "Delaware  Trust  Statute":  Chapter 38 of Title 12 of the Delaware Code, 12 Dec. C. Section 3801 et. seq.
as the same may be amended from time to time.

         "Deleted  Mortgage  Loan": A Mortgage Loan replaced or to be replaced by one or more Qualified  Substitute
Mortgage Loans pursuant to Section 2.04.

         "Delinquent":  Any Mortgage  Loan with respect to which the Monthly  Payment due on a Due Date is not made by the succeeding Due Date.

         "Deposit  Date":  The day in each  calendar  month on which the  Securities  Administrator  is required to remit  payments from the  Collection  Account to the Note Payment  Account,  which is the 24th day of each calendar month no later than 1:00 p.m.  (New York City time) (or, if such 24th day is not a Business  Day,  the  immediately preceding Business Day).

         "Depositor":   Structured  Asset  Mortgage  Investments  II  Inc.,  a  Delaware  corporation,  having  its principal place of business in New York, or its successor in interest.

         "Determination  Date":  For any Payment Date and each Mortgage Loan, the date each month,  as set forth in the related Servicing  Agreement,  on which the related Servicer  determines the amount of all funds required to be remitted  to the  Master  Servicer  on the  Servicer  Remittance  Date with  respect  to the  Mortgage  Loans it is servicing.

         "Document  Transfer  Event":  The day on which (i) Wells Fargo Bank,  N.A. or any successor  thereto is no longer the servicer of any of the Mortgage Loans, (ii) the senior,  unsecured  long-term debt rating of Wells Fargo
& Company  assigned by Fitch  Ratings is less than  "BBB-" or (iii) any Rating  Agency  requires  Wells Fargo Bank,
N.A., as Servicer to deliver the Retained Mortgage Files to the Custodian.

         "Due Date":  With  respect to each  Mortgage  Loan and any  Payment  Date,  the first day of the  calendar month in which such Payment Date occurs on which the Monthly  Payment for such Mortgage Loan was due,  exclusive of any days of grace.

         "Due  Period":  With respect to any Payment  Date,  the period  commencing  on the second day of the month preceding  the month in which  such  Payment  Date  occurs  and  ending on the first day of the month in which such
Payment Date occurs.

         "Eight-Year  Hybrid Mortgage  Loans":  The Mortgage Loans  identified as such and as set forth on Schedule
I hereto.

         "Eligible Account":  Any of

                 (i) an account or accounts  maintained  with a federal or state chartered  depository  institution or trust  company  the  short-term  unsecured  debt  obligations  of which  (or,  in the case of a  depository institution or trust company that is the principal  subsidiary of a holding company,  the short-term unsecured debt  obligations of such holding  company) are rated in the highest short term rating category of each Rating
     Agency at the time any amounts are held on deposit therein;

                 (ii)a trust  account  or  accounts  maintained  with the trust  department  of a federal  or state chartered  depository  institution,  national  banking  association  or trust company  acting in its fiduciary capacity; or

                 (iii)     an account  otherwise  acceptable to each Rating Agency without  reduction or withdrawal of its then current  ratings of the Notes as evidenced by a letter from such Rating  Agency to the  Securities
     Administrator and the Indenture Trustee.  Eligible Accounts may bear interest.

         "Employee  Loan":  Any  Mortgage  Loan  identified  as such in the  Mortgage  Loan  Schedule and which was originated  by the Initial  Seller,  which  provides  for an increase in the Loan Rate  thereof in the event of the change of employment of the Mortgagor thereunder.

         "Entitlement  Order": The meaning specified in Section  8-102(a)(8) of the New York UCC (i.e.,  generally, orders directing the transfer or redemption of any Financial Asset).

         "Event of Default":  In respect of the Master Servicer,  one or more of the events  (howsoever  described)
set forth in Section 7.01 hereof as an event or events upon the  occurrence  and  continuation  of which the Master
Servicer may be terminated.

         "Exchange Act":  The Securities Exchange Act of 1934, as amended.

         "Expense Fee":  With respect to any Mortgage Loan, the sum of (w) the Retained  Interest,  if any, (x) the
Master Servicing Fee and (y) the related Servicing Fee with respect to the related Servicer.

         "Expense  Fee Rate":  With  respect to any  Mortgage  Loan,  the per annum rate at which the  Expense  Fee accrues for such Mortgage Loan as set forth in the Mortgage Loan Schedule.

         "Fannie Mae":  The Federal National Mortgage Association or any successor thereto.

         "FDIC":  The Federal Deposit Insurance Corporation or any successor thereto.

         "Final  Recovery  Determination":  With respect to any defaulted  Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property  purchased by the Initial Seller,  the Seller,  TMI or Wells Fargo Bank, N.A.,
pursuant to or  contemplated by Section 2.04, 3.25 and 10.01),  a determination  made by the related  Servicer that all  Insurance  Proceeds,  Liquidation  Proceeds and other  payments or  recoveries  which it expects to be finally recoverable in respect thereof have been so recovered.

         "Financial Asset":  The meaning specified in Section 8-102(a) of the New York UCC.

         "Five-Year  Hybrid Mortgage  Loans":  The Mortgage Loans identified as such and as set forth on Schedule I hereto.

         "Form 8-K Disclosure Information":  As defined in Section 3.19(c).

         "Freddie Mac":  The Federal Home Loan Mortgage Corporation or any successor thereto.

         "General Auction Payment Date":  The Payment Date in July 2012.

         "Gross  Margin":  With  respect to each  Mortgage  Loan,  the fixed  percentage  set forth in the  related
Mortgage Note that is added to the applicable  Index on each  Adjustment  Date in accordance  with the terms of the related Mortgage Note used to determine the Loan Rate for such Mortgage Loan.

         "Group 1 Auction Payment Date":  The Payment Date in July 2010.

         "Group 1 Deferred  Interest  Adjustment  Percentage":  With respect to the Group 1 Mortgage  Loans and any
Payment  Date for which  Deferred  Interest  was  recognized  in the  related  Due Period or for which  there is an
Ownership  Certificate  Distribution Amount, a fraction,  expressed as a percentage,  the numerator of which equals the excess,  if any, of (a) the  Principal  Distribution  Amount for Group 1 for such Payment Date over (b) the sum of the amount of Deferred  Interest plus any  Ownership  Certificate  Distribution  Amount and the  denominator  of which is the  Principal  Distribution  Amount for Group 1 for such Payment  Date.  With respect to any Payment Date for which there is no Net Deferred Interest, the Group 1 Deferred Interest Adjustment Percentage will equal 0.00%.

         "Group 1 Mortgage Loans":     A Mortgage Loan that is identified as such on the Mortgage Loan Schedule.

         "Group 1 Notes":     The Class 1A-1 Notes and Class 1A-2 Notes.

         "Group 1 Percentage":    For any Payment Date, the fraction, expressed as a percentage, the numerator of which is the aggregate Scheduled Principal Balance of the Group 1 Mortgage Loans for such Payment Date and the denominator of which is the Pool Balance for such Payment Date.

         "Group 1 Yield  Maintenance  Agreement":  The  interest  rate  cap  agreement  by and  between  the  Yield
Maintenance  Counterparty  and the  Securities  Administrator,  on behalf of the Issuer,  including the ISDA Master
Agreement  and Schedule to the Master  Agreement,  the related  confirmation  (Ref No.  IRG16355468.2A)  and credit support annex, each dated as of July 31, 2007, relating to the Group 1 Notes.

         "Group 2 Mortgage Loans":    A Mortgage Loan that is identified as such on the Mortgage Loan Schedule.

         "Group 2 Notes":    The Class 2A-1 Notes and Class 2A-2 Notes.

         "Group 2 Percentage":    For any Payment Date, the fraction, expressed as a percentage, the numerator of which is the aggregate Scheduled Principal Balance of the Group 2 Mortgage Loans for such Payment Date and the denominator of which is the Pool Balance for such Payment Date.

         "Group 2 Yield  Maintenance  Agreement":  The  interest  rate  cap  agreement  by and  between  the  Yield
Maintenance  Counterparty  and the  Securities  Administrator,  on behalf of the Issuer,  including the ISDA Master
Agreement and Schedule to the Master  Agreement,  the related  confirmation  (Ref No.  IRG163554469.2A)  and credit support annex, each dated as of July 31, 2007, relating to the Group 2 Notes.

         "Group 3 Final Maturity Reserve Account":  The Eligible Account created and maintained by the Securities
Administrator pursuant to Section 4.06(b) of this Agreement.

         "Group 3 Final Maturity Reserve Amount":  With respect to the Group 3 Mortgage Loans and each Payment
Date, on and after the Payment Date in July 2017 up to and including the earlier of the Payment Date in July 2037 or the termination of the Trust, if the aggregate Scheduled Principal Balance of the Group 3 Mortgage Loans with forty-year original terms to maturity is greater than the amount set forth in Schedule II of this Agreement, the lesser of (A) the product of (x) the Group 3 Final Maturity Reserve Rate, (y) the aggregate outstanding principal balance of the Group 3 Mortgage Loans with forty-year original terms to maturity on that Payment Date and (z) a fraction, the numerator of which is 30 and the denominator of which is 360 and (B) the Group 3 Final Maturity
Reserve Shortfall for such Payment Date.  For (a) each Payment Date prior to the Payment Date in July 2017 or
(b) each Payment Date on and after the Payment Date in July 2017 for which the aggregate Scheduled Principal
Balance of the Group 3 Mortgage Loans with forty-year original terms to maturity does not exceed the aggregate
Scheduled Principal Balance on Schedule II of this Agreement, zero.

         "Group 3 Mortgage Loans" :  A Mortgage Loan that is identified as such on the Mortgage Loan Schedule.

         "Group 3 Notes":  The Class 3A-1 Notes and Class 3A-2 Notes.

         "Group 3 Percentage":  For any Payment Date, the fraction, expressed as a percentage, the numerator of which is the aggregate Scheduled Principal Balance of the Group 3 Mortgage Loans for such Payment Date and the denominator of which is the Pool Balance for such Payment Date.

         "Group 3 Yield  Maintenance  Agreement":  The  interest  rate  cap  agreement  by and  between  the  Yield
Maintenance  Counterparty  and the  Securities  Administrator,  on behalf of the Issuer,  including the ISDA Master
Agreement  and Schedule to the Master  Agreement,  the related  confirmation  (Ref No.  IRG16355470.2A)  and credit support annex, each dated as of July 31, 2007, relating to the Group 3 Notes.

         "Group 4 Mortgage Loans" :  A Mortgage Loan that is identified as such on the Mortgage Loan Schedule.

         "Group 4 Notes":  The Class 4A-1 Notes, Class 4A-2 Notes, Class 4A-3 Notes and Class 4A-4 Notes.

         "Group 4 Percentage":  For any Payment Date, the fraction, expressed as a percentage, the numerator of which is the aggregate Scheduled Principal Balance of the Group 4 Mortgage Loans for such Payment Date and the denominator of which is the Pool Balance for such Payment Date.

         "Group 4 Yield  Maintenance  Agreement":  The  interest  rate  cap  agreement  by and  between  the  Yield
Maintenance  Counterparty  and the  Securities  Administrator,  on behalf of the Issuer,  including the ISDA Master
Agreement  and Schedule to the Master  Agreement,  the related  confirmation  (Ref No.  IRG16355471.2A)  and credit support annex, each dated as of July 31, 2007, relating to the Group 4 Notes.

         "Holder" or  "Securityholder":  The registered  holder of any Note or Ownership  Certificates  as recorded on the books of the Note  Registrar or the  Certificate  Registrar  except that,  solely for the purposes of taking any action or giving any consent  pursuant to this  Agreement,  any Notes or Ownership  Certificates  registered in the name of the Depositor,  the Master Servicer, the Securities  Administrator,  the Indenture Trustee or the Owner
Trustee or any Affiliate  thereof  (unless any such Person owns 100% of such Class or a 100%  beneficial  ownership in the  Ownership  Certificate)  shall be  deemed  not to be  outstanding  in  determining  whether  the  requisite percentage  necessary  to effect any such  consent has been  obtained,  except  that,  in  determining  whether the
Indenture  Trustee and the  Securities  Administrator  shall be protected in relying  upon any such  consent,  only
Notes  and  Ownership  Certificates  which  a  Responsible  Officer  of the  Indenture  Trustee  or the  Securities
Administrator  has actual  knowledge to be so held shall be disregarded.  The Indenture  Trustee and the Securities
Administrator  may request and  conclusively  rely on  certifications  by the Depositor in determining  whether any
Notes or Ownership Certificates are registered to an Affiliate of the Depositor.

         "Indemnified  Persons":  The Issuer, the Indenture Trustee  (individually in its corporate capacity and in its capacity as Indenture Trustee),  the Custodian,  the Owner Trustee  (individually in its corporate capacity and in its capacity as Owner  Trustee),  the Master  Servicer,  the Initial Seller,  the Seller,  the Depositor and the
Securities  Administrator (in all capacities  hereunder) and their officers,  directors,  agents and employees and, with respect to the Indenture Trustee, any separate co-trustee and its officers, directors, agents and employees.

         "Indenture":  The Indenture  dated as of July 1, 2007,  among the Issuer,  the  Indenture  Trustee and the
Securities Administrator, as such may be amended or supplemented from time to time.

         "Indenture  Trustee":  LaSalle Bank National  Association,  not in its  individual  capacity but solely as
Indenture  Trustee,  or any successor in interest which accepts its appointment as Indenture  Trustee hereunder and agrees to act in such capacity in accordance herewith.

         "Indenture  Trustee Fee": The annual ongoing fee of the Indenture  Trustee  payable by the Master Servicer on behalf of the Issuer as provided in Section  8.05 and  pursuant  to the terms of a separate  fee letter  between the Indenture Trustee and Thornburg.

         "Independent":  When used with  respect  to any  accountants,  a Person  who is  "independent"  within the meaning of Rule 2-01 of the  Securities  and Exchange  Commission'  Regulation  S.X.  When used with respect to any other specified  Person,  any such Person who (a) is in fact  independent of the Depositor and its Affiliates,  (b)
does not have any direct  financial  interest in or any material  indirect  financial  interest in the Depositor or any Affiliate  thereof,  (c) is not connected with the Depositor or any Affiliate thereof as an officer,  employee, promoter,  underwriter,  trustee,  partner, director or Person performing similar functions and (d) is not a member of the immediate family of a Person defined in clause (b) or (c) above.

         "Index":  With  respect  to each  Mortgage  Loan and each  Adjustment  Date,  the index  specified  in the related Mortgage Note.

         "Initial Note Principal  Amount":  With respect to any Notes (other than the Class A-X Notes),  the amount designated "Original Principal Amount of this Note" on the face thereof.

         "Initial Note  Notional  Amount":  With respect to the Class A-X Notes,  the amount  designated  "Original
Notional Amount of this Note" on the face thereof.

         "Initial One-Month LIBOR Rate":  5.320%

         "Initial Mortgage Loan Group 1 Balance":  $398,947,566.89.

         "Initial Mortgage Loan Group 2 Balance":  $220,437,338.71.

         "Initial Mortgage Loan Group 3 Balance":  $504,777,300.25.

         "Initial Mortgage Loan Group 4 Balance":  $358,530,161.66

         "Initial Seller":  Thornburg, in its capacity as seller under the TMFI Mortgage Loan Purchase Agreement.

         "Insurance  Proceeds":  With respect to any Mortgage Loan, proceeds of any title policy,  hazard policy or other insurance  policy  covering a Mortgage Loan or related  Mortgaged  Property,  to the extent such proceeds are not to be applied to the  restoration  of the related  Mortgaged  Property or released to the related  Mortgagor in accordance with the related Servicing Agreement.

         "Interest  Distribution  Amount":  With respect to any Payment Date and any Mortgage Loan Group, an amount equal to the sum of the following for each  Mortgage  Loan in that Mortgage Loan Group:  (1) all interest  received or advanced by the Servicer of the  Mortgage  Loan or the Master  Servicer in the related Due Period and  available in the Note Payment  Amount on that Payment  Date,  less any related  Servicing  Fees,  Master  Servicing  Fees and
Retained  Interest;  (2) all Compensating  Interest Payments paid with respect to the Mortgage Loan if the Mortgage
Loan was prepaid during the related  Prepayment  Period;  and (3) the portion of any Purchase Price or other amount paid with respect to the Mortgage Loans  allocable to interest,  minus the Group 1 Percentage,  Group 2 Percentage,
Group 3 Percentage or Group 4 Percentage,  as applicable,  of any fees or other amounts  reimbursable to the Master
Servicer  (other  than the Master  Servicing  Fee),  the  Servicer  (other than  Servicing  Fees),  the  Securities
Administrator,  the Indenture  Trustee (other than its Indenture  Trustee Fee), the Custodian (other than its fees)
and the Owner Trustee  (other than its Owner Trustee Fee)  pursuant to the  Operative  Agreements,  plus (4) solely with respect to the Group 1 Mortgage  Loans,  the lesser of (a) any Deferred  Interest  recognized  with respect to the Group 1 Mortgage Loans and (b) the Principal Distribution Amount for Group 1 for that Distribution Date.

         "Interest  Shortfall":  With  respect to any Payment Date and each  Mortgage  Loan that during the related
Prepayment  Period was the  subject of a Principal  Prepayment  or a reduction  of its  Monthly  Payment  under the
Relief Act or similar state or local law, an amount determined as follows:

         (a)      Principal  Prepayments in part received  during the relevant  Prepayment  Period:  the difference between (i) one month's  interest at the  applicable  Net Loan Rate on the amount of such  prepayment  and (ii) the amount of interest for the calendar  month of such  prepayment  (adjusted to the applicable Net Loan Rate) received at the time of such prepayment; and

         (b)      Principal  Prepayments in full received  during the relevant  Prepayment  Period:  the difference between (i) one  month's  interest  at the  applicable  Net Loan Rate on the  Scheduled  Principal  Balance of such
Mortgage Loan  immediately  prior to such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Loan Rate) received at the time of such prepayment; and

         (c)      any Relief Act Reductions for such Payment Date.

         "Issuer":  Thornburg Mortgage Securities Trust 2007-3.

         "Item 1122 Responsible Party":  As defined in Section 3.22.

         "LaSalle":  LaSalle Bank National Association.

         "LIBOR  Business  Day":  Any day on which  banks in London,  England and The City of New York are open and conducting transactions in foreign currency and exchange.

         "LIBOR  Determination  Date":  The second LIBOR Business Day  immediately  preceding the  commencement  of each Accrual Period for each Class of Offered Notes.

         "Liquidated  Mortgage  Loan":  As to any Payment  Date,  any Mortgage Loan in respect of which the related
Servicer or the Master Servicer has determined,  in accordance with the servicing  procedures  specified herein, as of the end of the  related  Prepayment  Period,  that all  Liquidation  Proceeds  that it expects  to recover  with respect to the liquidation of such Mortgage Loan or disposition of the related REO Property have been recovered.

         "Liquidation  Event":  With respect to any Mortgage Loan, any of the following  events:  (i) such Mortgage
Loan is paid in  full;  (ii) a Final  Recovery  Determination  is made as to such  Mortgage  Loan;  or  (iii)  such
Mortgage Loan is removed from the Trust Estate by reason of its being  purchased,  sold or replaced  pursuant to or as  contemplated  hereunder.  With  respect  to any REO  Property,  either  of the  following  events:  (i) a Final
Recovery  Determination  is made as to such REO  Property;  or (ii) such REO  Property  is  removed  from the Trust
Estate by reason of its being sold or purchased  pursuant to Section 10.01 hereof or the  applicable  provisions of the related Servicing Agreement.

         "Liquidation  Expenses":  With respect to a Mortgage Loan in  liquidation,  unreimbursed  expenses paid or incurred  by or for the account of the Master  Servicer  or the related  Servicers,  such  expenses  including  (a)
property protection expenses,  (b) property sales expenses,  (c) foreclosure and sale costs,  including court costs and  reasonable  attorneys'  fees,  and (d)  similar  expenses  reasonably  paid or  incurred  in  connection  with liquidation.

         "Liquidation  Proceeds":  With respect to any Mortgage  Loan,  the amount (other than amounts  received in respect of the rental of any REO Property prior to REO  Disposition)  received by the related  Servicer as proceeds from the  liquidation  of such Mortgage  Loan, as determined in accordance  with the  applicable  provisions of the related  Servicing  Agreement,  other than  Subsequent  Recoveries;  provided that (i) with respect to any Mortgage
Loan or REO Property  repurchased,  substituted or sold pursuant to or as  contemplated  hereunder,  or pursuant to the applicable  provisions of the related Servicing  Agreement,  "Liquidation  Proceeds" shall also include amounts realized in connection with such repurchase,  substitution or sale and (ii) with respect to a defaulted  Additional
Collateral Mortgage Loan,  "Liquidation  Proceeds" shall also include the amount realized on the related Additional
Collateral, including any amounts paid under any Surety Bond.

         "Loan  Rate":  With  respect to each  Mortgage  Loan,  the annual rate at which  interest  accrues on such
Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note.

         "Loan-to-Collateral  Value Ratio":  With respect to each Mortgage  Loan and any date of  determination,  a fraction,  expressed as a percentage,  the numerator of which is the Principal Balance of the Mortgage Loan at such date of  determination  less the Base Value of any related  Additional  Collateral and the  denominator of which is the Value of the related Mortgaged Property.

         "Loan-to-Value  Ratio":  With respect to each  Mortgage  Loan and any date of  determination,  a fraction, expressed as a percentage,  the  numerator of which is the  Principal  Balance of the Mortgage Loan at such date of determination and the denominator of which is the Value of the related Mortgaged Property.

         "Lost Note  Affidavit":  With respect to any  Mortgage  Loan as to which the  original  Mortgage  Note has been lost or  destroyed  and has not been  replaced,  an  affidavit  from the Seller  certifying  that the original
Mortgage  Note has been lost,  misplaced  or  destroyed  (together  with a copy of the  related  Mortgage  Note and indemnifying  the Trust  against any loss,  cost or  liability  resulting  from the failure to deliver the original
Mortgage Note) in the form of Exhibit H hereto.

         "Majority  Securityholders":  Until such time as the sum of the Class Principal  Amounts of all Classes of
Notes has been reduced to zero, the holder or holders of in excess of 50% of the aggregate Class  Principal  Amount of all Classes of Notes  (accordingly,  the holder of the Ownership  Certificates shall be excluded from any rights or actions of the  Majority  Securityholders  during  such  period);  and  thereafter,  the holder or holders of in excess of 50% of the Percentage Interests of the Ownership Certificates.

         "Master  Servicer":  Wells  Fargo  Bank,  N.A.,  or any  successor  Master  Servicer  appointed  as herein provided.

         "Master Servicer Clean-Up Call Date":  As defined in Section 10.01(a).

         "Master  Servicer  Clean-Up Call Right":  The option of Wells Fargo Bank, N.A., so long as it is acting as
Master  Servicer,  to purchase the outstanding  Mortgage Loans and REO Properties on the Master  Servicer  Clean-Up
Call Date.

         "Master  Servicing  Fee":  As to any Payment Date and each related  Mortgage  Loan, an amount equal to the product of the applicable  Master  Servicing Fee Rate and the outstanding  Principal  Balance of such Mortgage Loan as of the first day of the related Due Period.  The Master  Servicing  Fee for any  Mortgage  Loan shall be payable in respect of any  Payment  Date  solely  from the  interest  portion of the  Monthly  Payment or other  payment or recovery with respect to such Mortgage Loan.

         "Master Servicing Fee Rate":  0.010% per annum.

         "Master  Servicing Guide":  Wells Fargo Conduit and Norwest Conduit  Servicing Guide,  dated January 1997, as amended.

         "Maximum  Loan  Rate":  With  respect to each  Mortgage  Loan,  the  percentage  set forth in the  related
Mortgage Note as the maximum Loan Rate thereunder.

         "MERS":  Mortgage Electronic  Registration  Systems,  Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

         "MERS Mortgage Loan":  Any Mortgage Loan registered with MERS on the MERS System.

         "MERS® System":  The system of recording transfers of mortgages electronically maintained by MERS.

         "MIN":  The Mortgage Identification Number for any MERS Mortgage Loan.

         "Modifiable  Mortgage  Loan":  Any Mortgage  Loan which,  at the option of the Mortgagor and in accordance with the terms of the related  Mortgage  Note, may have the related  Mortgage Rate modified to any adjustable  rate or hybrid product offered at the time by the related originator.

         "Modified  Mortgage Loan":  Any Modifiable  Mortgage Loan as to which the related  Mortgagor has exercised the right to modify the Mortgage Rate.

         "Modified  Mortgage Loan Schedule":  With respect to each Payment Date, a schedule  prepared by the Master
Servicer  pursuant to Section  3.25(c) listing each  Modifiable  Mortgage Loan that has become a Modified  Mortgage
Loan during the immediately preceding Due Period, and the Purchase Price for each such Modified Mortgage Loan.

         "MOM  Loan":  Any  Mortgage  Loan as to which  MERS is acting as  mortgagee,  solely  as  nominee  for the originator of such Mortgage Loan and its successors and assigns.

         "Monthly  Payment":  With respect to any Mortgage Loan, the scheduled  monthly payment of principal and/or interest  on such  Mortgage  Loan that is  payable by the  related  Mortgagor  from time to time under the  related
Mortgage  Note,  determined,  for the purposes of this  Agreement:  (a) after giving effect to any reduction in the amount of interest  collectible  from the related  Mortgagor  pursuant to the Relief Act or similar  state or local law;  (b) without  giving  effect to any  extension  granted or agreed to by the related  Servicer  pursuant to the applicable  provisions of the related  Servicing  Agreement;  and (c) on the assumption that all other amounts,  if any, due under such Mortgage Loan are paid when due.

         "Moody's":  Moody's Investors Service, Inc. or any successor thereto.

         "Mortgage":  The mortgage,  deed of trust or other instrument  creating a first lien on, or first priority security interest in, a Mortgaged Property securing a Mortgage Note.

         "Mortgage  File":  The  mortgage  documents  listed in Section  2.01  hereof  pertaining  to a  particular
Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         "Mortgage  Loan":  Each  mortgage  loan  (including  Cooperative  Loans)  transferred  and assigned to the
Indenture  Trustee for the benefit of the  Noteholders  pursuant to Section 2.01 or Section  2.04(d) hereof as from time to time held as a part of the Trust Estate,  the Mortgage Loans so held being  identified in the Mortgage Loan
Schedule or Schedule I hereto.

         "Mortgage  Loan  Group  1":  At any  time,  the  Group  1  Mortgage  Loans  in the  aggregate  and any REO
Properties acquired in respect thereof.

         "Mortgage  Loan  Group  2":  At any  time,  the  Group  2  Mortgage  Loans  in the  aggregate  and any REO
Properties acquired in respect thereof.

         "Mortgage  Loan  Group  3":  At any  time,  the  Group  3  Mortgage  Loans  in the  aggregate  and any REO
Properties acquired in respect thereof.

         "Mortgage  Loan  Group  4":  At any  time,  the  Group  4  Mortgage  Loans  in the  aggregate  and any REO
Properties acquired in respect thereof.

         "Mortgage  Loan Group":  Any of Mortgage  Loan Group 1,  Mortgage  Loan Group 2,  Mortgage Loan Group 3 or
Mortgage Loan Group 4, as the context requires.

         "Mortgage  Loan Group  Balance":  As to each Mortgage  Loan Group and any Payment  Date,  the aggregate of the Scheduled  Principal  Balances,  as of the Close of Business on the first day of the month  preceding the month in which such  Payment  Date  occurs,  of the  Mortgage  Loans in such  Mortgage  Loan Group that were  Outstanding
Mortgage Loans on such date.

         "Mortgage  Loan  Purchase  Agreement":  Each of the TMFI  Mortgage  Loan  Purchase  Agreement and the SAMI
Mortgage Loan Purchase  Agreement.  References in this  Agreement to the  "applicable"  or "related"  Mortgage Loan
Purchase  Agreement means the TMFI Mortgage Loan Purchase  Agreement,  in the case of the Initial  Seller,  and the
SAMI Mortgage Loan Purchase Agreement, in the case of the Seller.

         "Mortgage  Loan  Schedule":  As of any date,  the list of Mortgage  Loans  included in the Trust Estate on such date,  attached  hereto as Schedule I. The Mortgage  Loan  Schedule  shall be prepared by the Seller and shall set forth the following information with respect to each Mortgage Loan:

                           (i)      the Mortgage Loan identifying number;

                           (ii)     the Mortgagor's name;

                           (iii)    the  street  address  of  the  Mortgaged  Property,  including  the  state  and five-digit ZIP code;

                           (iv)     a code  indicating  whether the Mortgaged  Property was represented by the borrower, at the time of origination, as being owner-occupied;

                           (v)      a code  indicating  whether the  Residential  Dwelling  constituting  the  Mortgaged
                                    Property  is (a) a detached  single  family  dwelling,  (b) a dwelling  in a planned unit  development,  (c) a  condominium  unit,  (d) a two- to  four-unit  residential property,  (e) a  townhouse,  (f) a  cooperative  or (g) other  type of  Residential
                                    Dwelling;

                           (vi)     if the related  Mortgage  Note  permits the  borrower  to make  Monthly  Payments of interest  only for a  specified  period  of time,  (a) the  original  number of such specified  Monthly  Payments and (b) the remaining  number of such Monthly  Payments as of the Cut-Off Date;

                           (vii)    the original months to maturity;

                           (viii)   the stated  remaining  months to maturity  from the  Cut-Off  Date based on the original amortization schedule;

                           (ix)     the Loan-to-Value Ratio at origination;

                           (x)      the value of any Additional Collateral at origination;

                           (xi)the Loan-to-Collateral Value Ratio at origination;

                           (xii)    the Loan Rate in effect immediately following the Cut-Off Date;

                           (xiii)   the date on which the first Monthly Payment is or was due on the Mortgage Loan;

                           (xiv)    the stated maturity date;

                           (xv)     the Master Servicing Fee Rate and the Servicing Fee Rate, if any;

                           (xvi)    whether  such loan is an  Additional  Collateral  Mortgage  Loan or an Employee
                                    Loan;

                           (xvii)   the last Due  Date on which a  Monthly  Payment  was  actually  applied  to the unpaid Scheduled Principal Balance;

                           (xviii)  the original principal balance of the Mortgage Loan;

                           (xix)    the  Scheduled  Principal  Balance of the Mortgage Loan on the Cut-Off Date and
                                    a code  indicating  the  purpose of the  Mortgage  Loan (i.e.,  purchase  financing, rate/term refinancing, cash-out refinancing);

                           (xx)     the Index and Gross Margin specified in related Mortgage Note;

                           (xxi)    the next Adjustment Date, if applicable;

                           (xxii)   the Maximum Loan Rate, if applicable;

                           (xxiii)  the Value of the Mortgaged Property;

                           (xxiv)   the sale price of the Mortgaged Property, if applicable;

                           (xxv)    the product code;

                           (xxvi)   the Expense Fee Rate therefor;

                           (xxvii)  the Servicer that is servicing  such  Mortgage Loan and the  originator of such
                                    Mortgage Loan; and

                           (xxviii) whether the Mortgage  Loan is an Adjustable  Rate  Mortgage  Loan, a Three-Year
                                    Hybrid  Mortgage  Loan,  a Five-Year  Hybrid  Mortgage  Loan,  a  Seven-Year  Hybrid
                                    Mortgage  Loan, an Eight-Year  Hybrid  Mortgage Loan or a Ten-Year  Hybrid  Mortgage
                                    Loan and whether the Mortgage Loan is a Negative Amortization Mortgage Loan.

          Information  set  forth in  clauses  (ii) and  (iii)  above  regarding  each  Mortgagor  and the  related
Mortgaged  Property shall be  confidential  and the Indenture  Trustee (or the Master  Servicer) shall not disclose such  information  except to the extent  disclosure  may be required  by any law or  regulatory  or  administrative authority;  provided,  however,  that the Trustee may disclose on a confidential  basis any such information to its agents, attorneys and any auditors in connection with the performance of its responsibilities hereunder.

         The  Mortgage  Loan  Schedule,  as in  effect  from  time to time,  shall  also set  forth  the  following information  with  respect to the  Mortgage  Loans in the  aggregate  as of the  Cut-Off  Date:  (1) the  number of
Mortgage Loans;  (2) the current Scheduled  Principal Balance of the Mortgage Loans;  (3) the weighted average Loan
Rate of the Mortgage Loans; and (4) the  weighted  average  remaining months to maturity of the Mortgage Loans. The
Mortgage Loan Schedule  shall be amended from time to time by the Seller in accordance  with the provisions of this
Agreement.

         "Mortgage  Note":  The  original   executed  note  or  other  evidence  of  indebtedness   evidencing  the
indebtedness of a Mortgagor under a Mortgage Loan.

         "Mortgaged  Property":  Either of (x) the fee simple or  leasehold  interest  in real  property,  together with improvements  thereto  including any exterior  improvements to be completed within 120 days of disbursement of the related Mortgage Loan proceeds,  or (y) in the case of a Cooperative Loan, the related  Cooperative  Shares and
Proprietary Lease, securing the indebtedness of the Mortgagor under the related Mortgage Loan.

         "Mortgagor":  The obligor on a Mortgage Note.

         "Negative  Amortization  Mortgage  Loan": In case of Group 1, a Hybrid Mortgage Loan or an Adjustable Rate
Mortgage Loan under which,  pursuant to the terms of the related  Mortgage  Note,  the borrower may elect to make a
Monthly  Payment which is less than the interest  accrued on the Mortgage Loan at the applicable  Loan Rate for the related Due Period.

         "Net Deferred Interest":  With respect to any Payment Date and the Negative  Amortization  Mortgage Loans,
the excess, if any, of Deferred Interest  recognized on such Negative  Amortization  Mortgage Loans for the related
Due Period over the Principal Distribution Amount for the Group 1 Mortgage Loans for such Payment Date.

         "Net  Liquidation  Proceeds":  With respect to any  Liquidated  Mortgage Loan or any other  disposition of related Mortgaged Property  (including REO Property),  the related  Liquidation  Proceeds net of Advances,  related
Servicing  Advances,  Master Servicing Fee, related  Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection  with the  liquidation  of such Mortgage  Loan or Mortgaged  Property,  and any related Retained Interest.

         "Net Loan Rate":  With  respect to any  Mortgage  Loan (or the related  REO  Property),  as of any date of determination,  a per annum rate of interest  equal to the then  applicable  Loan Rate for such Mortgage Loan minus the related Servicing Fee Rate, Master Servicing Fee Rate and Retained Rate, if any.

         "Nonrecoverable":  The  determination  by the Master  Servicer  or the  related  Servicer  in respect of a delinquent  Mortgage  Loan  that if it were to make an  Advance  in  respect  thereof,  such  amount  would  not be recoverable from any collections or other recoveries (including Liquidation Proceeds) on such Mortgage Loan.

         "Note":  Any of the Class 1A-1,  Class 1A-2,  Class 2A-1,  Class 2A-2, Class 3A-1, Class 3A-2, Class 4A-1,
Class 4A-2,  Class 4A-3,  Class 4A-4,  Class A-X,  Class B-1,  Class B-2, Class B-3, Class B-4, Class B-5 and Class
B-6 Notes.

         "Note  Interest  Rate":  With  respect to each Class of Notes and any Payment  Date,  the  applicable  per annum rate described in the footnotes to the table in the Preliminary Statement hereto:

         "Note Payment Account":  The account maintained by the Securities  Administrator  pursuant to Section 4.04 hereof which shall be entitled  "Note Payment  Account,  Wells Fargo Bank,  N.A., as  Securities  Intermediary  for
LaSalle Bank National  Association,  as Indenture  Trustee,  in trust for the  registered  Noteholders of Thornburg
Mortgage Securities Trust 2007-3, Mortgage-Backed Notes, Series 2007-3" and which must be an Eligible Account.

         "Note  Principal  Amount":  With  respect to each Note of a given Class  (other than a Notional  Note) and any date of  determination,  the product of (i) the Class  Principal  Amount of such Class and (ii) the  applicable
Percentage Interest of such Note.

         "Note Register" and "Note Registrar":  As defined in the Indenture.

         "Noteholder" or "Holder":  As defined in the Indenture.

         "Notional Note":  Any Class A-X Note.

         "Offered  Notes":  Any Class 1A-1,  Class 1A-2,  Class 2A-1,  Class 2A-2,  Class 3A-1,  Class 3A-2,  Class
4A-1, Class 4A-2, Class 4A-3 and Class 4A-4 Notes.

         "Offering Documents":  The Prospectus Supplement, the Prospectus and the Private Placement Memorandum.

         "Officer's  Certificate":  A  certificate  signed by the Chairman of the Board,  the Vice  Chairman of the
Board, the President or a vice president (however denominated),  or by the Treasurer,  the Secretary, or one of the
assistant treasurers or assistant secretaries of the Seller, the Master Servicer,  the Securities  Administrator or
the Depositor, as applicable.

         "One-Month  LIBOR":  In the case of the Offered  Notes,  with  respect to the first  Accrual  Period,  the
Initial  One-Month LIBOR Rate. With respect to each subsequent  Accrual Period,  a per annum rate determined on the
LIBOR  Determination  Date in the following  manner by the Securities  Administrator  on the basis of the "Interest
Settlement Rate" set by the British Bankers'  Association  ("BBA") for one-month United States dollar deposits,  as such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date.

         (a)      If on such a LIBOR  Determination  Date,  the BBA's Interest  Settlement  Rate does not appear on the  Telerate  Page 3750 as of 11:00 a.m.  (London  time),  or if the Telerate  Page 3750 is not  available on such date,  the  Securities  Administrator  will obtain such rate from  Reuters'  "page  LIBOR 01" or  Bloomberg's  page
"BBAM." If such rate is not  published for such LIBOR  Determination  Date,  One-Month  LIBOR for such date will be the most  recently  published  Interest  Settlement  Rate.  In the event  that the BBA no longer  sets an  Interest
Settlement Rate, the Securities  Administrator will designate an alternative index that has performed,  or that the
Securities  Administrator  expects to perform, in a manner  substantially  similar to the BBA's Interest Settlement
Rate.

         (b)      The  establishment  of  One-Month  LIBOR  by the  Securities  Administrator  and  the  Securities
Administrator's  subsequent  calculation  of the Note  Interest  Rates  applicable  to the  Offered  Notes  for the relevant Accrual Period, in the absence of manifest error, will be final and binding.

         "One-Year  LIBOR":  With respect to the Offered  Notes and any Accrual  Period in which the Note  Interest
Rate of a Class of Offered  Notes is indexed  off of  One-Year  LIBOR,  a per annum  rate  determined  on the LIBOR
Determination  Date  in the  following  manner  by the  Securities  Administrator  on the  basis  of the  "Interest
Settlement  Rate" set by the BBA for one-year United States dollar  deposits,  as such rates appear on the Telerate
Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date.

         (a)      If on such a LIBOR  Determination  Date,  the BBA's Interest  Settlement  Rate does not appear on the  Telerate  Page 3750 as of 11:00 a.m.  (London  time),  or if the Telerate  Page 3750 is not  available on such date,  the  Securities  Administrator  will obtain such rate from  Reuters'  "page  LIBOR 01" or  Bloomberg's  page
"BBAM." If such rate is not  published  for such LIBOR  Determination  Date,  One-Year  LIBOR for such date will be the most  recently  published  Interest  Settlement  Rate.  In the event  that the BBA no longer  sets an  Interest
Settlement Rate, the Securities  Administrator will designate an alternative index that has performed,  or that the
Securities  Administrator  expects to perform, in a manner  substantially  similar to the BBA's Interest Settlement
Rate.

         (b)      The  establishment  of  One-Year  LIBOR  by  the  Securities  Administrator  and  the  Securities
Administrator's  subsequent  calculation  of Note Interest  Rates  applicable to the Offered Notes for the relevant
Accrual Period, in the absence of manifest error, will be final and binding.

         "Operative  Agreements":  The Trust  Agreement,  the Certificate of Trust,  this  Agreement,  the Mortgage
Loan Purchase  Agreements,  the Indenture,  the Administration  Agreement,  the Yield Maintenance  Agreements,  the
Auction  Administration  Agreement,  the Auction Swap Agreement and each other document  contemplated by any of the foregoing to which the  Depositor,  the Owner Trustee,  the  Securities  Administrator,  the Master  Servicer,  the
Indenture Trustee or the Issuer is a party.

         "Opinion of Counsel":  A written opinion of counsel,  who may, without  limitation,  be a salaried counsel for the Depositor,  the Initial  Seller,  the Seller,  the Master  Servicer,  the Securities  Administrator  or the
Indenture Trustee,  acceptable to the Indenture Trustee or the Securities Administrator,  as applicable,  but which must be Independent outside counsel concerning federal income tax matters.

         "Optional Notes Purchase Date":  As defined in the Indenture.

         "Optional Notes Purchase Right":  As defined in the Indenture.

         "Original  Applicable  Credit Support  Percentage":  With respect to each Class of Subordinate  Notes, the corresponding percentage set forth below opposite its Class designation:

                                        Class B-1                   2.70%
                                        Class B-2                   1.80%
                                        Class B-3                   1.25%
                                        Class B-4                   0.75%
                                        Class B-5                   0.35%
                                        Class B-6                   0.00%

         "Original  Class  Notional  Amount":  With  respect to the Class A-X Notes,  the  corresponding  aggregate notional amount set forth opposite the Class designation of such Class in the Preliminary Statement.

         "Original  Class  Principal  Amount":  With respect to each Class of Notes other than the Notional  Notes, the  corresponding  aggregate  amount set forth  opposite the Class  designation  of such Class in the  Preliminary
Statement.

         "Original  Subordinated  Principal  Amount":  The aggregate of the Original Class Principal Amounts of the
Classes of Subordinate Notes.

         "Original  Trust  Agreement":  The Trust  Agreement  dated as of July 25,  2007 by and  between  the Owner
Trustee and the Depositor pursuant to which the Issuer was formed by filing of the Certificate of Trust.

         "Outstanding  Mortgage  Loan":  As of any Due Date,  a Mortgage  Loan with a Scheduled  Principal  Balance greater  than  zero,  that was not the  subject  of a  prepayment  in full  prior to such Due Date and that did not become a Liquidated Mortgage Loan prior to such Due Date.

         "Overcollateralized  Group":  With  respect  to any  Payment  Date and any  Group 1 Notes,  Group 2 Notes,
Group 3 Notes or Group 4 Notes as to which the  aggregate  Class  Principal  Amount  thereof after giving effect to payments  pursuant to Section  5.01(a) on such Payment Date,  is less than the sum of (i) the  Scheduled  Principal
Balances of the related  Mortgage  Loan Group as of the last day of the  related  Due Period and (ii)  amounts,  if any, on deposit in the Reserve Fund with respect to such Group or Groups of Notes for such Payment Date.

         "Owner  Trustee":  Wilmington  Trust  Company,  a  Delaware  banking  corporation,  not in its  individual capacity,  but solely as owner trustee under the Trust  Agreement,  or any successor in interest  which accepts its appointment as Owner Trustee and agrees to act in such capacity in accordance with the Trust Agreement.

         "Owner  Trustee  Fee":  The annual  on-going fee payable by the Master  Servicer on behalf of the Trust to the Owner Trustee as provided in Section 8.05 and pursuant to the terms of a separate fee letter agreement.

         "Ownership  Certificate":  A certificate  representing an undivided  beneficial  ownership interest in the
Trust, substantially in the form attached as Exhibit A to the Trust Agreement.

         "Ownership  Certificate  Distribution  Amount":  For any Payment Date and the Group 1 Mortgage  Loans,  an
amount equal to the lesser of (A) the excess of (i) the  Principal  Distribution  Amount for such Payment Date over
(ii) the Deferred  Interest for the related Due Period and (B) the  aggregate  Net Deferred  Interest for all prior
Payment  Dates over the  aggregate  of all  payments  made in respect of the  Ownership  Certificates  on all prior
Payment Dates.

         "Paying Agent":  Initially,  the Securities  Administrator,  in its capacity as paying agent for the Notes under the  Indenture  and paying agent for the  Certificates  under the Trust  Agreement,  or any  successor to the
Securities Administrator in such capacity.

         "Payment  Date":  The 25th day of the month,  or, if such day is not a Business Day, the next Business Day commencing in August 2007.

         "Payment Date Statement":  As defined in Section 5.04(a) hereof.

         "PCAOB":  The Public Company Accounting Oversight Board.

         "Percentage  Interest":  With respect to any Note, a fraction,  expressed as a  percentage,  the numerator of which is the Initial Note Principal Amount or Initial Note Notional Amount,  as applicable,  represented by such
Note and the  denominator of which is the Original Class  Principal  Amount or Original Class Notional  Amount,  as
applicable,  of the related Class.  With respect to any Ownership  Certificate,  the  Percentage  Interest noted on the face of such certificate.

         "Permitted  Investments":  Any  one or more of the  following  obligations  or  securities  acquired  at a purchase price of not greater than par,  regardless of whether  issued or managed by the Depositor,  the Securities
Administrator,  the  Master  Servicer,  the  Indenture  Trustee,  the  Owner  Trustee  or any of  their  respective
Affiliates or for which an Affiliate of the Depositor,  the Indenture  Trustee,  the Owner Trustee,  the Securities
Administrator or the Master Servicer serves as an advisor:

                     (i) direct  obligations of, or obligations  fully guaranteed as to timely payment of principal and interest by, the United States or any agency or  instrumentality  thereof,  provided such  obligations are backed by the full faith and credit of the United States;

                     (ii)(A) demand and time deposits in,  certificates of deposit of, bankers'  acceptances issued by or  federal  funds  sold by any  depository  institution  or trust  company  (including  the  Indenture
         Trustee,  the Owner Trustee,  the Master Servicer or the Securities  Administrator  or their agents acting in their respective  commercial  capacities)  incorporated  under the laws of the United States of America or any state thereof and subject to supervision  and examination by federal and/or state  authorities,  so long as, at the time of such  investment or contractual  commitment  providing for such  investment,  such depository  institution or trust company or its ultimate parent has a short-term  uninsured debt rating in one of the two highest  available  rating  categories  of each Rating  Agency and (B) any other  demand or time deposit or deposit which is fully insured by the FDIC;

                     (iii) repurchase  obligations  with respect to any security  described in clause (i) above and entered into with a depository  institution  or trust company  (acting as principal)  rated A or higher by the Rating Agencies;

                     (iv)securities  bearing  interest  or sold at a discount  that are  issued by any  corporation incorporated  under the laws of the United  States of  America,  the  District  of  Columbia  or any State
         thereof and that are rated by each Rating Agency in its highest  long-term  unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

                     (v) commercial   paper   (including  both   non-interest-bearing   discount   obligations  and
         interest-bearing  obligations)  that is rated by each Rating  Agency in its highest  short-term  unsecured debt rating available at the time of such investment;

                     (vi)units of money market funds (which may be 12b-1 funds,  as  contemplated by the Commission under the Investment  Company Act of 1940) registered  under the Investment  Company Act of 1940 including funds  managed or  advised by the  Indenture  Trustee,  the Owner  Trustee,  the  Master  Servicer  or the
         Securities  Administrator or an affiliate  thereof having the highest  applicable  rating from each Rating
         Agency; and

                     (vii) if  previously  confirmed  in  writing  to  the  Indenture  Trustee  or  the  Securities
         Administrator,  any other  demand,  money market or time  deposit,  or any other  obligation,  security or investment,  as may be  acceptable  to each Rating  Agency in writing as a permitted  investment  of funds backing securities having ratings equivalent to its highest initial rating of the Offered Notes;

provided,  however,  that no instrument  described  hereunder  shall evidence  either the right to receive (a) only interest with respect to the obligations  underlying  such  instrument or (b) both principal and interest  payments derived from  obligations  underlying such instrument and the interest and principal  payments with respect to such instrument  provide a yield to maturity at par greater than 120% of the yield to maturity at par of the  underlying obligations.

         "Person":   Any  individual,   corporation,   partnership,   limited  liability  company,  joint  venture,
association,  joint stock  company,  trust,  unincorporated  organization  or government or any agency or political subdivision thereof.

         "Pool  Balance":  As to any Payment Date,  the aggregate of the Scheduled  Principal  Balances,  as of the second day of the month  preceding  the month in which such Payment Date  occurs,  of the Mortgage  Loans that were
Outstanding Mortgage Loans on such date.

         "Prepayment  Penalty  Amount":  With respect to any Mortgage Loan and each Payment  Date,  all premiums or charges,  if any,  paid by Mortgagors  under the related  Mortgage  Notes as a result of full or partial  Principal
Prepayments  collected by the applicable Servicer during the immediately  preceding  Prepayment Period, but only to the extent  required to be remitted to the Master  Servicer on the applicable  Servicer  Remittance  Date under the terms of the related Servicing Agreement.

         "Prepayment  Period":  With respect to any Payment Date, the calendar  month  preceding the month in which such Payment Date occurs.

         "Primary  Insurance  Policy":  Mortgage  guaranty  insurance,  if any, on an individual  Mortgage Loan, as evidenced by a policy or certificate.

         "Principal  Balance":  As to any Mortgage  Loan,  other than a Liquidated  Mortgage Loan, and any day, the related  Cut-Off Date Principal  Balance,  minus all  collections  credited  against the Principal  Balance of such
Mortgage  Loan after the Cut-Off  Date.  For  purposes of this  definition,  a  Liquidated  Mortgage  Loan shall be deemed to have a Principal  Balance  equal to the  Principal  Balance of the related  Mortgage Loan as of the final recovery of related  Liquidation  Proceeds and a Principal  Balance of zero thereafter.  As to any REO Property and any day, the Principal  Balance of the related Mortgage Loan  immediately  prior to such Mortgage Loan becoming REO
Property.

         "Principal  Deficiency Amount":  For any Payment Date and for any  Undercollateralized  Group, the excess, if any, of the aggregate  Class Principal  Amount of such  Undercollateralized  Group for such Payment Date,  after giving  effect to payments  pursuant to Section  5.01(a) on such date over the sum of (i) the  Scheduled  Principal
Balances of the Mortgage  Loans in the related  Mortgage  Loan Group as of the Close of Business on the last day in the  related  Due Period and (ii)  amounts,  if any,  on deposit in the  Reserve  Fund with  respect to the related
Undercollateralized Group or Groups for such Payment Date.

         "Principal  Distribution  Amount":  With  respect to any Payment  Date and any  Mortgage  Loan  Group,  an
amount equal to the sum of the following for each  Mortgage  Loan in that  Mortgage  Loan Group:  (a) each  Monthly
Payment of principal  collected or advanced on the Mortgage  Loans by the related  Servicer or the Master  Servicer in respect of the related  Due Period,  (b) that  portion of the  Purchase  Price,  representing  principal  of any repurchased or purchased  Mortgage Loan,  deposited to the Collection Account during the related Prepayment Period,
(c) the principal portion of any Substitution  Adjustments  deposited in the Collection  Account during the related
Prepayment  Period,  (d) the  principal portion of all Insurance  Proceeds  received during the related  Prepayment
Period with respect to Mortgage Loans that are not yet Liquidated  Mortgage  Loans,  (e) the  principal  portion of all Net Liquidation  Proceeds  received during the related  Prepayment  Period with respect to Liquidated  Mortgage
Loans (other than  Subsequent  Recoveries),  (f) all  Principal  Prepayments  in part or in full on Mortgage  Loans applied  by the  Servicers  or the Master  Servicer  during  the  related  Prepayment  Period,  (g) all  Subsequent
Recoveries  received during the related  Prepayment  Period and (h) on the Payment Date on which the Trust is to be terminated  pursuant to Section  10.01  hereof,  that portion of the  Clean-Up  Call  Purchase  Price in respect of principal.

         "Principal  Prepayment":  Any  payment of  principal  made by the  Mortgagor  on a  Mortgage  Loan that is received in advance of its scheduled  Due Date and that is not  accompanied  by an amount of interest  representing the full  amount  of  scheduled  interest  due on any Due Date in any month or  months  subsequent  to the month of prepayment.

         "Privately Offered Notes":  Collectively, the Class A-X Notes and the Subordinate Notes.

         "Private  Placement  Memorandum":  The  Confidential  Private  Placement  Memorandum  dated July 30,  2007 relating to the Privately Offered Notes.

         "Pro  Rata  Share":  As to any  Payment  Date and any  Class of  Subordinate  Notes,  the  portion  of the
Subordinate  Principal  Distribution  Amount  allocable to such Class,  equal to the product of the (a) Subordinate
Principal  Distribution  Amount on such date and (b) a  fraction,  the  numerator  of which is the Class  Principal
Amount of that Class and the  denominator of which is the aggregate of the Class  Principal  Amounts of all Classes of Subordinate Notes.

         "Proprietary  Lease":  With respect to any  Cooperative  Unit, a lease or  occupancy  agreement  between a
Cooperative Corporation and a holder of related Cooperative Shares.

         "Prospectus":  The  Prospectus  Supplement,  together  with the  accompanying  prospectus,  dated June 28,
2007, relating to the Offered Notes.

         "Prospectus  Supplement":  That  certain  Prospectus  Supplement,  dated July 30,  2007,  relating  to the initial sale of the Offered Notes as  supplemented  by the Supplement to the Prospectus  Supplement  dated July 31,
2007.

         "Purchase  Price":  With  respect to any Mortgage  Loan or REO Property to be purchased  pursuant to or as contemplated by Section 2.04,  Section 3.25 or Section 10.01 hereof,  and as confirmed by an Officers'  Certificate from the Initial  Seller or the Seller,  as  applicable,  to the Indenture  Trustee,  an amount equal to the sum of
(i) 100%  of the  Principal  Balance  thereof as of the date of  purchase  (or such other  price as is  provided in
Section 10.01),  plus (ii) in the case of (x) a Mortgage Loan,  accrued  interest on such Principal  Balance at the applicable  Loan  Rate from the Due Date as to which  interest  was last  covered  by a  payment  by the  Mortgagor through the end of the calendar  month in which the purchase is to be effected,  and (y) an REO  Property,  the sum of  (1) accrued  interest  on such  Principal  Balance  at the  applicable  Loan Rate from the Due Date as to which interest was last  covered by a payment by the  Mortgagor  plus (2) REO Imputed  Interest for such REO Property for each  calendar  month  commencing  with the calendar  month in which such REO Property was acquired and ending with the calendar month in which such purchase is to be effected,  net of the total of all net rental income,  Insurance
Proceeds and Liquidation  Proceeds that as of the date of purchase had been  distributed as or to cover REO Imputed
Interest,  plus (iii) any  unreimbursed  Servicing  Advances and any unpaid Expense Fees allocable to such Mortgage
Loan or REO Property,  plus (iv) in the case of a Mortgage  Loan required to be purchased  pursuant to Section 2.04 hereof,  any costs and damages  incurred by the  Indenture  Trustee in respect of a breach or defect giving rise to the  purchase  obligations  or by the  Issuer  in  connection  with  any  violation  by such  Mortgage  Loan of any predatory- or abusive-lending laws.

         "Qualified  Substitute  Mortgage Loan": A mortgage loan  substituted for a Deleted  Mortgage Loan pursuant to the terms of this Agreement  which must, on the date of such  substitution,  (i) have an  outstanding  principal balance,  after  application of all Monthly  Payments of principal and interest due during or prior to the month of substitution,  not in excess of, and not more than 5% less than,  the  Principal  Balance of the  Deleted  Mortgage
Loan as of the Due Date in the calendar month during which the substitution  occurs,  (ii) have a maximum loan rate not less than the Maximum Loan Rate of the Deleted  Mortgage  Loan,  (iii)  have a gross margin equal to or greater than the Gross Margin of the Deleted  Mortgage  Loan,  (iv) have the same Index as the Deleted  Mortgage  Loan, (v)
have its next  adjustment  date not more than two months  after the next  Adjustment  Date of the Deleted  Mortgage
Loan,  (vi) have a remaining  term to maturity  not greater than (and not more than one year less than) that of the
Deleted Mortgage Loan,  (vii) be current as of the date of  substitution,  (viii) have a Loan-to-Value  Ratio and a
Loan-to-Collateral  Value Ratio as of the date of substitution  equal to or lower than the Loan-to-Value  Ratio and the  Loan-to-Collateral  Value Ratio,  respectively,  of the Deleted Mortgage Loan as of such date,  (ix) have been underwritten or  re-underwritten  in accordance with the same or substantially  similar  underwriting  criteria and guidelines as the Deleted  Mortgage Loan, (x) is of the same or better credit quality as the Deleted  Mortgage Loan and  (xi) conform to each  representation  and warranty set forth in Section 2.05 hereof  applicable to the Deleted
Mortgage  Loan.  In the event that one or more  mortgage  loans are  substituted  for one or more Deleted  Mortgage
Loans,  the  amounts  described  in clause (i)  hereof  shall be  determined  on the basis of  aggregate  principal balances,  the  terms  described  in clause  (vi) hereof  shall be  determined  on the  basis of  weighted  average remaining  term to  maturity,  the  Loan-to-Value  Ratio and  Loan-to-Collateral  Value Ratio  described  in clause
(viii) hereof  shall be satisfied as to each such mortgage  loan and,  except to the extent  otherwise  provided in this sentence,  the  representations  and warranties  described in clause  (x) hereof  must be satisfied as to each
Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

         "Rating  Agency":  Each of Moody's and S&P and any  respective  successors  thereto.  If  Moody's,  S&P or their  respective  successors  shall no longer be in  existence,  "Rating  Agency"  shall  include such  nationally recognized  statistical  rating  agency or  agencies,  or other  comparable  Person or Persons,  as shall have been designated by the Depositor,  notice of which designation shall be given to the Indenture  Trustee,  the Securities
Administrator and the Master Servicer.

         "Realized  Loss":  With respect to any Liquidated  Mortgage Loan, the amount of loss realized equal to the portion of the Principal Balance  remaining unpaid after application of all Net Liquidation  Proceeds in respect of such Liquidated Mortgage Loan.

         "Recognition  Agreement":  With  respect  to any  Cooperative  Loan,  an  agreement  between  the  related
Cooperative  Corporation  and the  originator of such  Mortgage Loan to establish the rights of such  originator in the related Cooperative Property.

         "Record  Date":  With respect to each Payment Date and the Offered  Notes,  the Business Day preceding the applicable  Payment Date so long as such Offered Notes remain  Book-Entry Notes and otherwise the Record Date shall be same as for the Privately  Offered Notes.  For each Class of Privately  Offered Notes,  the last Business Day of the calendar month preceding the month in which such Payment Date occurs.

         "Refinancing  Mortgage  Loan":  Any Mortgage  Loan  originated in connection  with the  refinancing  of an existing mortgage loan.

         "Regulation   AB":   Subpart   229.1100   -  Asset   Backed   Securities   (Regulation   AB),   17  C.F.R.
§§229.1100-229.1123,  as  such  may be  amended  from  time  to  time,  and  subject  to  such  clarifications  and interpretations  as have  been  provided  by the  Commission  in the  adopting  release  (Asset-Backed  Securities,
Securities Act Release No. 33-8518,  70 Fed. Reg.  1,506,  1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

         "Relevant  Servicing  Criteria":  The Servicing Criteria applicable to each party, as set forth on Exhibit
Q attached  hereto and any  similar  exhibit set forth in each  Servicing  Agreement  in respect of each  Servicer.
Multiple parties can have  responsibility  for the same Relevant  Servicing  Criteria.  With respect to a Servicing
Function Participant engaged by the Master Servicer,  the Securities  Administrator,  the Indenture Trustee (in its
capacity as Custodian)  or each  Servicer,  the term  "Relevant  Servicing  Criteria" may refer to a portion of the
Relevant Servicing Criteria applicable to such parties.

         "Relief Act":  The Servicemembers Civil Relief Act, as amended.

         "Relief Act  Reductions":  With respect to any Payment  Date and any  Mortgage  Loan as to which there has been a reduction in the amount of interest  collectible  thereon for the most recently ended Due Period as a result of the  application  of the Relief Act or similar  state or local law,  the amount,  if any, by which (i)  interest collectible  on that Mortgage  Loan during such Due Period is less than (ii) one month's  interest on the Scheduled
Principal  Balance of such  Mortgage  Loan at the Loan Rate for such  Mortgage  Loan  before  giving  effect to the application of the Relief Act or similar state or local law.

         "Remittance Report":  The Master Servicer's  Remittance Report to the Securities  Administrator  providing information  with respect to each Mortgage  Loan which is provided no later than the second  Business Day following each  Determination  Date and which shall contain such information as may be agreed upon by the Master Servicer and the Securities  Administrator  and which shall be sufficient to enable the Securities  Administrator to prepare the related Payment Date Statement.

         "REO  Account":  The account or accounts  maintained by a Servicer in respect of an REO Property  pursuant to the related Servicing Agreement.

         "REO Disposition":  The sale or other disposition of an REO Property on behalf of the Trust.

         "REO Imputed  Interest":  As to any REO  Property,  for any calendar  month during which such REO Property was at any time part of the Trust Estate,  one month's  interest at the  applicable  Net Loan Rate on the Principal
Balance of such REO Property (or, in the case of the first such  calendar  month,  of the related  Mortgage Loan if appropriate) as of the Close of Business on the Due Date in such calendar month.

         "REO Principal  Amortization":  With respect to any REO Property,  for any calendar month, the excess,  if any, of (a) the  aggregate of all amounts  received in respect of such REO  Property  during such  calendar  month, whether in the form of rental income, sale proceeds  (including,  without limitation,  that portion of the Clean-Up
Call Purchase Price paid in connection  with a purchase of all of the Mortgage  Loans and REO  Properties  pursuant to Section 10.01 hereof that is allocable to such REO  Property) or  otherwise,  net of any portion of such amounts
(i) payable  pursuant to the  applicable  provisions  of the related  Servicing  Agreement in respect of the proper operation,  management  and  maintenance  of such REO Property or (ii) payable or  reimbursable  to the  applicable
Servicer  pursuant to the  applicable  provisions of the related  Servicing  Agreement for unpaid Master  Servicing
Fees and Servicing Fees in respect of the related  Mortgage Loan and unreimbursed  Servicing  Advances and Advances in respect of such REO  Property or the related  Mortgage  Loan,  over  (b) the REO Imputed  Interest in respect of such REO Property for such calendar month.

         "REO  Property":  A  Mortgaged  Property  acquired  by the  applicable  Servicer  on behalf of the  Issuer through  foreclosure or  deed-in-lieu  of foreclosure in accordance  with the applicable  provisions of the related
Servicing Agreement.

         "Reportable Event":  As defined in Section 3.19(c).

         "Reporting Servicer":  As defined in Section 3.19(b).

         "Request  for  Release":  A release  signed by a  Servicing  Officer,  in the form of  Exhibit F  attached hereto.

         "Reserve  Fund":  The reserve fund created and  maintained  by the  Securities  Administrator  pursuant to
Section  4.06 which shall be entitled  "Reserve  Fund,  Wells Fargo Bank,  N.A.,  as  Securities  Intermediary  for
LaSalle  Bank  National  Association,  as Indenture  Trustee,  in trust for the Holders of the  Thornburg  Mortgage
Securities Trust 2007-3 Mortgage-Backed Notes Series 2007-3, and which must be an Eligible Account.

         "Residential  Dwelling":  Any one of the following:  (i) a detached  one-family  dwelling,  (ii) a two- to four-family  dwelling,  (iii) a one-family dwelling unit in a condominium project,  (iv) a manufactured home, (v) a cooperative unit or (vi) a detached  one-family  dwelling in a planned unit development,  none of which is a mobile home.

         "Responsible  Officer":  When used with respect to the Indenture Trustee or the Securities  Administrator,
any director,  any vice  president,  any assistant vice  president,  any associate  assigned to the Corporate Trust
Office  (or  similar  group)  or any other  officer  of the  Indenture  Trustee  or  Securities  Administrator,  as
applicable,  customarily  performing  functions similar to those performed by any of the above designated officers, in each case,  having direct  responsibilities  for the  administration  of the  Operative  Agreements to which the
Indenture  Trustee or the Securities  Administrator  is a party and, with respect to a particular  matter,  to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Restricted Classes":  As defined in Section 5.01(e).

         "Retained  Interest":  As to any Employee  Loans  originated by Thornburg and each Payment Date,  interest accrued on the Principal Balance thereof at the Retained Rate.

         "Retained  Interest  Holder":  With respect to each Employee  Loan, the Initial Seller or any successor in interest by assignment or otherwise.

         "Retained  Mortgage  Files":  As to each WFB Mortgage  Loan,  the file  consisting  of the  Mortgage  Loan
Documents  listed as items (iii),  and (vi) through (viii)  following the definition of "Mortgage  File" in Section
2.01 that are to be delivered to the Indenture Trustee, as Custodian subsequent to a Document Transfer Event.

         "Retained Rate": As of the Cut-off Date, and for each Due Period  thereafter,  0.00% per annum;  provided, however,  if the related  Mortgagor of the Employee Loan ceases to be an employee or a director of Thornburg or its
Affiliates, the amount of the increase in the per annum rate set forth in the related Mortgage Note.

         "Sarbanes-Oxley  Act":  The  Sarbanes-Oxley  Act of 2002 and the rules and  regulations  of the Commission promulgated thereunder (including any interpretations thereof by the Commission's staff).

         "Sarbanes-Oxley  Certification":  A  written  certification  covering  the  activities  of  all  Servicing
Function  Participants  (excluding the Custodian) and the Servicers and signed by an officer of the Master Servicer that complies with (i) the  Sarbanes-Oxley  Act of 2002, as amended from time to time,  and (ii) Exchange Act Rules
13a-14(d)  and  15d-14(d),  as in effect  from time to time;  provided  that if,  after  the  Closing  Date (a) the
Sarbanes-Oxley  Act of 2002 is amended,  (b) the Rules referred to in clause (ii) are modified or superseded by any subsequent  statement,  rule or regulation of the  Commission  or any statement of a division  thereof,  or (c) any future  releases,  rules and regulations are published by the Securities and Exchange  Commission from time to time pursuant to the  Sarbanes-Oxley  Act of 2002,  which in any such case affects the form or substance of the required certification and results in the required  certification  being, in the reasonable judgment of the Master Servicer, materially  more onerous than the form of the required  certification  as of the Closing Date,  the  Sarbanes-Oxley
Certification  shall be as agreed to by the Master  Servicer,  the  Depositor  and the Initial  Seller  following a negotiation in good faith to determine how to comply with any such new requirements.

         "SAMI  Mortgage Loan Purchase  Agreement":  The mortgage  loan purchase  agreement  between the Seller and the Depositor,  dated as of July 1, 2007 regarding the sale of the Mortgage Loans,  the Contractual  Rights and the
TMFI Contractual Rights by the Seller to the Depositor.

         "Scheduled  Principal  Balance":  With respect to any Mortgage Loan:  (a) as of any date of  determination up to and  including the Payment Date on which the  proceeds,  if any, of a Liquidation  Event with respect to such
Mortgage  Loan would be  distributed,  the  outstanding  principal  balance of such Mortgage Loan as of the Cut-Off
Date  (including  any Deferred  Interest  added to such balance on or prior to the Cut-Off  Date),  as shown in the
Mortgage Loan Schedule plus any amount of Deferred  Interest added to such balance  subsequent to the Cut-Off Date, minus,  in the case of each Mortgage Loan, the sum of (i) the  principal  portion of each Monthly  Payment due on a
Due Date subsequent to the Cut-Off Date,  whether or not received,  (ii) all Principal  Prepayments  received after the Cut-Off  Date,  to the extent  distributed  pursuant to Section  5.01  before  such date of  determination  and
(iii) all  Liquidation  Proceeds  and  Insurance  Proceeds  applied by the  applicable  Servicer as  recoveries  of principal  in  accordance  with the  applicable  provisions  of the  related  Servicing  Agreement,  to the  extent distributed  pursuant to Section 5.01 before such date of  determination;  and (b) as of any date of  determination subsequent  to the  Payment  Date on which the  proceeds,  if any,  of a  Liquidation  Event  with  respect to such
Mortgage Loan would be  distributed,  zero. With respect to any REO Property:  (x) as of any date of  determination up to and  including the Payment Date on which the  proceeds,  if any, of a Liquidation  Event with respect to such
REO Property would be distributed,  an amount (not less than zero) equal to the Scheduled  Principal Balance of the related  Mortgage  Loan as of the date on which such REO Property  was  acquired on behalf of the Trust,  minus the aggregate  amount of REO Principal  Amortization in respect of such REO Property for all previously  ended calendar months, to the extent  distributed  pursuant to Section  5.01 before such date of determination;  and (y) as of any date of  determination  subsequent to the Payment Date on which the proceeds,  if any, of a Liquidation  Event with respect to such REO Property would be distributed, zero.

         "Securities":  Collectively, the Notes and the Ownership Certificates.

         "Securities Act":  The Securities Act of 1933, as amended and the rules and regulations thereunder.

         "Securities  Administrator":  Wells Fargo Bank,  N.A.,  or its  successor  in interest,  or any  successor securities administrator appointed as herein provided.

         "Securities  Intermediary":  The Person acting as Securities  Intermediary  under this Agreement (which is
Wells Fargo Bank, N.A.), its successor in interest,  and any successor Securities  Intermediary  appointed pursuant to Section 4.08.

         "Security  Agreement":  With  respect to any  Cooperative  Loan,  the  agreement  between the owner of the related  Cooperative  Shares and the originator of the related Mortgage Note that defines the terms of the security interest in such Cooperative Shares and the related Proprietary Lease.

         "Security Entitlement":  The meaning specified in Section 8-102(a)(17) of the New York UCC.

         "Seller":  TMFI,  in its capacity as seller  under the SAMI  Mortgage  Loan  Purchase  Agreement  and this
Agreement.

         "Sellers":  The Initial Seller and the Seller.

         "Senior Credit Support  Depletion  Date":  The date on which the Class  Principal  Amount of each Class of
Subordinate Notes has been reduced to zero.

         "Senior  Percentage":  With  respect  to any  Payment  Date and a  Mortgage  Loan  Group,  the  percentage equivalent  of a fraction  (which  shall not be greater than 100%) the  numerator of which is the  aggregate of the
Class Principal  Amounts of the Class or Classes of Offered Notes relating to that Mortgage Loan Group  immediately prior to such Payment Date and the  denominator of which is the Scheduled  Principal  Balance of all Mortgage Loans
in that  Mortgage  Loan Group for that Payment  Date;  provided,  however,  that on any Payment Date after a Senior
Termination Date has occurred with respect to a Mortgage Loan Group,  the Senior  Percentage for such Mortgage Loan
Group will be equal to 0%; and,  provided,  further,  that on any Payment Date after a Senior  Termination Date has occurred with respect to two Mortgage Loan Groups,  the Senior  Percentage of the remaining  Offered Notes shall be the percentage  equivalent of a fraction,  the numerator of which is the aggregate of the Class  Principal  Amounts of the remaining Class or Classes of Offered Notes  immediately  prior to such date and the denominator of which is the aggregate of the Class Principal Amounts of all Classes of Notes, immediately prior to such date.

         "Senior  Prepayment  Percentage":  For each Mortgage Loan Group and any Payment Date occurring before July
2014,  100%.  Except as provided  herein,  the Senior  Prepayment  Percentage  for each Mortgage Loan Group and any
Payment  Date  occurring  on or after the  seventh  anniversary  of the  first  Payment  Date  will be as  follows:
(i) from July 2014 through June 2015, the related Senior Percentage plus 70% of the related Subordinate  Percentage for such Payment  Date;  (ii) from  July 2015  through June 2016,  the related  Senior  Percentage  plus 60% of the related  Subordinate  Percentage for such Payment Date;  (iii) from July 2016 through June 2017, the related Senior
Percentage plus 40% of the related Subordinate  Percentage for such Payment Date;  (iv) from July 2017 through June
2018,  the related  Senior  Percentage  plus 20% of the related  Subordinate  Percentage for such Payment Date; and
(v) from and after July 2018, the related Senior Percentage for such Payment Date;  provided,  however,  that there shall be no reduction in the Senior  Prepayment  Percentage  for any Mortgage Loan Group on a Payment Date,  unless the Step Down  Conditions are satisfied with respect to such Payment Date;  and provided,  further,  that if on any
Payment Date  occurring on or after the Payment Date in July 2014,  the Senior  Percentage  for such  Mortgage Loan
Group exceeds the initial Senior  Percentage  for such Mortgage Loan Group,  the Senior  Prepayment  Percentage for
each Mortgage Loan Group for such Payment Date will again equal 100%.

         Notwithstanding  the  above,  (i) if on any  Payment  Date  prior  to  July  2010  the Two  Times  Test is satisfied,  the Senior Prepayment  Percentage for each Mortgage Loan Group will equal the related Senior Percentage for such Payment Date plus 50% of an amount equal to the  Subordinate  Percentage for such Payment Date and (ii) if on any Payment Date in or after July 2010 the Two Times Test is satisfied,  the Senior  Prepayment  Percentage  for each  Mortgage  Loan Group will equal the Senior  Percentage  for such  Payment  Date;  provided,  however,  on any
Payment  Date after a Senior  Termination  Date has  occurred  with  respect to a Mortgage  Loan Group,  the Senior
Prepayment Percentage will equal 0% for the related Mortgage Loan Group.

         "Senior Principal Distribution Amount":  For each Mortgage Loan Group and any Payment Date, the sum of:

                  (1)      the product of (a) the related  Senior  Percentage,  (b) the  principal  portion of each
         Monthly  Payment on each  Mortgage  Loan in the  related  Mortgage  Loan Group due during the  related Due
         Period  and (c) in the case of the Group 1  Mortgage  Loans,  the  Group 1  Deferred  Interest  Adjustment
         Percentage for such Payment Date;

                  (2)      the product of (a) the related Senior Prepayment  Percentage,  (b) each of the following amounts:  (i) the principal portion of each full and partial Principal  Prepayment made by a borrower on a
         Mortgage Loan in the related  Mortgage Loan Group during the related  Prepayment  Period,  (ii) each other unscheduled  collection,  including  any  Subsequent  Recovery,  Insurance  Proceeds  and Net  Liquidation
         Proceeds  (other  than with  respect to any  Mortgage  Loan in the  related  Mortgage  Loan Group that was finally  liquidated  during the related  Prepayment  Period),  representing  or allocable to recoveries of principal  of  Mortgage  Loans  received  during the  related  Prepayment  Period and (iii) the  principal portion of all  proceeds  of the  purchase  (or, in the case of a Qualified  Substitution  Mortgage  Loan, amounts  representing a Substitution  Adjustment) of any Mortgage Loan in the related  Mortgage Loan Group actually  received by the Securities  Administrator  during the related  Prepayment  Period and (c) in the case of the Group 1 Mortgage Loans, the Group 1 Deferred Interest  Adjustment  Percentage for such Payment
         Date;

                  (3)      with respect to  unscheduled  recoveries  allocable to principal of any Mortgage Loan in the related Mortgage Loan Group that was finally  liquidated  during the related  Prepayment  Period,  the lesser of (a) the related Net Liquidation  Proceeds  allocable to principal and (b) the product of (i) the related Senior  Prepayment  Percentage for that date, (ii) the remaining  Scheduled  Principal  Balance of such Mortgage Loan at the time of  liquidation  and (iii) in the case of the Group 1 Mortgage  Loans,  the
         Group 1 Deferred Interest Adjustment Percentage for such Payment Date; and

                  (4)      any amounts  described  in clauses (1) through (3) for any  previous  Payment  Date that remain unpaid.

         "Senior  Termination  Date":  For any Mortgage Loan Group, the date on which the aggregate Class Principal
Amount of the related Class or Classes of Offered Notes is reduced to zero.

         "Servicer":  Each of the  several  primary  servicers  of the  Mortgage  Loans as set  forth in  Exhibit N hereto and any successors thereto or replacement therefor.

         "Servicer  Remittance  Date":  With respect to each Mortgage Loan, the 18th day of each month, or the next
Business  Day if such 18th day is not a  Business  Day or if  provided  in the  related  Servicing  Agreement,  the preceding Business Day if such 18th day is not a Business Day.

         "Service(s)(ing)":  In  accordance  with  Regulation  AB,  the  act of  servicing  and  administering  the
Mortgage  Loans or any other assets of the Trust by an entity that meets the  definition of "servicer' set forth in
Item 1101 of Regulation AB and is subject to the  disclosure  requirements  set forth in 1108 of Regulation AB. Any uncapitalized  occurrence  of this  term  shall  have  the  meaning  commonly  understood  by  participants  in the residential mortgage-backed securitization market.

         "Servicing  Account":  Any account  established  and maintained for the benefit of the Master  Servicer or the Trust by a Servicer with respect to the related  Mortgage Loans and any REO Property,  pursuant to the terms of the respective Servicing Agreement.

         "Servicing  Advances":  With  respect to any  Servicer or the Master  Servicer  (including  the  Indenture
Trustee in its capacity as successor  Master  Servicer),  all  customary,  reasonable and necessary "out of pocket"
costs and expenses  (including  reasonable  attorneys'  fees and  expenses)  incurred by any Servicer or the Master
Servicer in the  performance of its servicing  obligations  hereunder,  including,  but not limited to, the cost of
(i) the preservation,  restoration,  inspection and protection of the Mortgaged  Property,  (ii) any enforcement or judicial  proceedings,  including  foreclosures,  (iii) the management and liquidation of the REO Property and (iv)
compliance with the obligations under Article III hereof or the related Servicing Agreements.

         "Servicing  Agreement":  The servicing  agreements  relating to the Mortgage Loans as set forth in Exhibit
N hereto,  servicing  arrangements for any Mortgage Loans under the Seller's  Correspondent  Sellers Guide, and any other  servicing  agreement  entered into between a successor  servicer and the Seller or the Indenture  Trustee on behalf of the Trust pursuant to the terms hereof.

         "Servicing  Criteria":  The  criteria set forth in paragraph  (d) of Item 1122 of  Regulation  AB, as such may be amended from time to time.

         "Servicing  Fee":  With respect to each  Servicer and each Mortgage Loan serviced by such Servicer and for any calendar month, the fee payable to such Servicer determined pursuant to the related Servicing Agreement.

         "Servicing Fee Rate":  With respect to each Mortgage  Loan, the per annum  servicing fee rate set forth on the Mortgage Loan Schedule.

         "Servicing  Function  Participant":  Any  Sub-Servicer  or  Subcontractor,  other than each Servicer,  the
Master Servicer,  the Trustee, the Custodian and the Securities  Administrator,  in each case that is participating in the servicing function within the meaning of Regulation AB.

         "Servicing  Officer":  Any officer of a Master Servicer or Servicer  involved in, or responsible  for, the administration  and servicing of Mortgage Loans,  whose name and specimen  signature  appear on a list of servicing officers  furnished  by the  Master  Servicer  to the  Indenture  Trustee,  the  Securities  Administrator  and the
Depositor on the Closing Date, as such list may from time to time be amended.

         "Seven-Year Hybrid Mortgage Loans":  The Mortgage Loans identified as such on Schedule I hereto.

         "Significant Modification":  As defined in Section 3.25.

         "Significant Modification Loan":  As defined in Section 3.25.

         "S&P":  Standard & Poor's Rating Services (a division of The McGraw-Hill Companies, Inc.).

         "Stated Maturity Date":  As defined in the Indenture.

         "Step Down Conditions":  As of any Payment Date on which any decrease in any Senior Prepayment  Percentage may apply,  (i) the  outstanding  Principal  Balance of all Mortgage  Loans 60 days or more  Delinquent  (including
Mortgage  Loans in REO and  foreclosure),  averaged over the  preceding  six month  period,  as a percentage of the aggregate of the Class  Principal  Amount of the Classes of Subordinate  Notes on such Payment Date, does not equal or exceed 50% and (ii) cumulative Realized Losses with respect to all of the Mortgage Loans do not exceed:

         o        for any Payment  Date on or after the seventh  anniversary  until the eighth  anniversary  of the first Payment Date, 30% of the aggregate Class Principal  Amounts of the Subordinate  Notes as of
                  the Closing Date,

         o        for any  Payment  Date on or after the  eighth  anniversary  until the ninth  anniversary  of the first Payment Date, 35% of the aggregate Class Principal  Amounts of the Subordinate  Notes as of
                  the Closing Date,

         o        for any Payment Date on or after the ninth  anniversary  until the tenth anniversary of the first
                  Payment Date, 40% of the aggregate  Class Principal  Amounts of the  Subordinate  Notes as of the
                  Closing Date,

         o        for any Payment  Date on or after the tenth  anniversary  until the eleventh  anniversary  of the first Payment Date, 45% of the aggregate Class Principal  Amounts of the Subordinate  Notes as of
                  the Closing Date, and

         o        for any Payment Date on or after the eleventh  anniversary  of the first Payment Date, 50% of the aggregate Class Principal Amounts of the Subordinate Notes as of the Closing Date.

         "Strike Rate":  For the Yield Maintenance Agreement relating to the Group 1 Notes, the excess of (i) the related Class A Available Funds Cap Rate over (ii) the weighted average of the Class 1A-1 Margin and the Class
1A-2 Margin (weighted on the basis of the related Notes' Class Principal Amounts for the immediately preceding
Payment Date, after giving effect to distributions and allocations of Realized Losses and Subsequent Recoveries on such Payment Date, or as of the Closing Date for the first Payment Date).

         For the Yield Maintenance Agreement relating to the Group 2 Notes, the excess of (i) the related Class A
Available Funds Cap Rate over (ii) the weighted average of the Class 2A-1 Margin and Class 2A-2 Margin (weighted on the basis of the related Notes' Class Principal Amounts for the immediately preceding Payment Date, after giving effect to distributions and allocations of Realized Losses and Subsequent Recoveries on such Payment Date, or as of the Closing Date for the first Payment Date).

         For the Yield Maintenance  Agreement  relating to the Group 3 Notes, the excess of (i) the related Class A
Available  Funds Cap Rate over (ii) the  weighted  average  of the Class  3A-1  Margin  and the Class  3A-2  Margin
(weighted on the basis of the related Notes' Class Principal  Amounts for the immediately  preceding  Payment Date, after giving effect to distributions  and allocations of Realized Losses and Subsequent  Recoveries on such Payment
Date, or as of the Closing Date for the first Payment Date).

         For the Yield Maintenance  Agreement  relating to the Group 4 Notes, the excess of (i) the related Class A
Available  Funds Cap Rate over (ii) the  weighted  average of the Class 4A-1  Margin,  the Class 4A-2  Margin,  the
Class 4A-3 Margin and the Class 4A-4 Margin  (weighted on the basis of the related Notes' Class  Principal  Amounts for the  immediately  preceding  Payment Date,  after giving effect to  distributions  and  allocations of Realized
Losses and Subsequent Recoveries on such Payment Date, or as of the Closing Date for the first Payment Date).

         "Subcontractor":  Any  vendor,  subcontractor  or other  Person  that is not  responsible  for the overall servicing of Mortgage  Loans but performs one or more discrete  functions  identified in Item 1122(d) of Regulation
AB with respect to Mortgage  Loans under the  direction or  authority  of any  Servicer (or a  Sub-Servicer  of any
Servicer), the Master Servicer, the Indenture Trustee or the Securities Administrator.

         "Subordinate Component":  For any Payment Date and with respect to any Mortgage Loan Group, the product of (a) the excess, if any, of the aggregate Scheduled Principal Balances of the Mortgage Loans in the related
Mortgage Loan Group, as of the first day of the related Due Period, plus any amounts on deposit in the Reserve
Fund attributable to such Mortgage Loan Group, as of such Payment Date over the aggregate Class Principal Amount of the related Offered Notes immediately prior to such Payment Date plus, solely in the case of the Group 1
Mortgage Loans, the aggregate Net Deferred Interest for all prior Payment Dates in excess of amounts paid to the holder of the Ownership Certificate on a prior Payment Date; multiplied by (b) the quotient of (i) the aggregate
Class Principal Amount of the Subordinate Notes immediately prior to such Payment Date and (ii) the sum of the amounts described in clause (a) for each Mortgage Loan Group.

         "Subordinate  Note":  Any one of the Class B-1,  Class B-2,  Class B-3,  Class B-4, Class B-5 or Class B-6
Notes.

         "Subordinate  Percentage":  For each  Mortgage  Loan Group and any Payment Date,  the  difference  between
100% and the related Senior Percentage for such Payment Date; provided,  however,  that on any Payment Date after a
Senior  Termination  Date has occurred with respect to two Mortgage Loan Groups,  the  Subordinate  Percentage will represent the entire  interest of the  Subordinate  Notes in the Mortgage Loans and will be equal to the difference between 100% and the related Senior Percentage for such Payment Date.

         "Subordinate  Prepayment  Percentage":  For each Mortgage Loan Group and any Payment Date,  the difference between 100% and the Senior Prepayment Percentage for such Mortgage Loan Group for such Payment Date.

         "Subordinate  Principal  Distribution  Amount":  For each  Mortgage  Loan Group and any Payment  Date,  an amount equal to the sum of:

                (1)     the product of (a) the related  Subordinate  Percentage,  (b) the principal portion of each
         Monthly  Payment on each  Mortgage  Loan in the  related  Mortgage  Loan Group due during the  related Due
         Period  and (c) in the case of the Group 1  Mortgage  Loans,  the  Group 1  Deferred  Interest  Adjustment
         Percentage for such Payment Date;

                (2)     the  product  of (a)  the  related  Subordinate  Prepayment  Percentage,  (b)  each  of the following  amounts:  (i) the principal  portion of each full and partial  Principal  Prepayment  made by a borrower on a Mortgage  Loan in the related  Mortgage  Loan Group  during the related  Prepayment  Period,
         (ii) each other unscheduled  collection,  including any Subsequent  Recovery,  Insurance  Proceeds and Net
         Liquidation  Proceeds  (other than with respect to any related  Mortgage Loan that was finally  liquidated during the related  Prepayment  Period),  representing or allocable to recoveries of principal of Mortgage
         Loans received  during the related  Prepayment  Period and (iii) the principal  portion of all proceeds of the  purchase  (or,  in  the  case  of a  Qualified  Substitute  Mortgage  Loan,  amounts  representing  a
         Substitution  Adjustment)  of any Mortgage Loan in the related  Mortgage Loan Group  actually  received by the  Securities  Administrator  with respect to the related  Prepayment  Period and (c) in the case of the
         Group 1 Mortgage Loans, the Group 1 Deferred Interest Adjustment Percentage for such Payment Date;

                (3)     with respect to unscheduled  recoveries  allocable to principal of any Mortgage Loan in the related  Mortgage  Loan Group that was  finally  liquidated  during the  related  Prepayment  Period,  the related Net  Liquidation  Proceeds  allocable  to  principal  (to the extent not  distributed  pursuant to subsection (3) of the definition of Senior  Principal  Distribution  Amount for the related  Mortgage Loan
         Group); and

                (4)     any amounts  described in clauses (1) through (3) for any previous Payment Date that remain unpaid.

         "Sub-Servicer":  Any  Person  that (i)  services  Mortgage  Loans on behalf of any  Servicer,  the  Master
Servicer,  the Securities  Administrator,  the Indenture  Trustee or the Custodian and (ii) is responsible  for the performance  (whether directly or through  sub-servicers or Subcontractors)  of Servicing  functions required to be performed  under  this  Agreement,  any  related  Servicing  Agreement  or any  sub-servicing  agreement  that  are identified in Item 1122(d) of Regulation AB.

         "Subsequent  Recovery":  With  respect to any Payment  Date and a Mortgage  Loan that became a  Liquidated
Mortgage  Loan in a month  preceding the related  Prepayment  Period to such Payment Date and with respect to which the related  Realized  Loss was  allocated to one or more Classes of Notes,  an amount  received in respect of such
Liquidated Mortgage Loan during the related Prepayment Period, net of any reimbursable expenses.

         "Substitution Adjustment":  As defined in Section 2.04(d) hereof.

         "Surety  Bond":  The  Limited  Purpose  Surety  Bond  (Policy  No.  AB0240BE),  issued by Ambac  Assurance
Corporation  for the  benefit of certain  beneficiaries,  including  the  Indenture  Trustee for the benefit of the
Holders  of the Notes,  but only to the  extent  that such  Limited  Purpose  Surety  Bond  covers  any  Additional
Collateral Mortgage Loans.

         "Swap  Proceeds  Account":  The account  maintained by the Auction  Administrator  pursuant to the Auction
Administration Agreement.

         "Telerate  Page 3750":  The  display  currently  so  designated  as "Page 3750" on the Dow Jones  Telerate
Service (or such other page  selected  by the Master  Servicer  as may  replace  Page 3750 on that  service for the purpose of displaying daily comparable rates on prices).

         "Ten-Year Hybrid Mortgage Loans":  The Mortgage Loans identified as such on Schedule I hereto.

         "Thornburg":  Thornburg  Mortgage  Home  Loans,  Inc.,  a Delaware  corporation,  and its  successors  and assigns.

         "Three-Year Hybrid Mortgage Loans":  The Mortgage Loans identified as such on Schedule I hereto.

         "TMFI":  Thornburg Mortgage Funding, Inc., a Delaware corporation, and its successors and assigns.

         "TMFI Contractual Rights":  As defined in the Preliminary Statement.

         "TMFI  Mortgage  Loan  Purchase  Agreement":  The mortgage  loan  purchase  agreement  between the Initial
Seller and TMFI dated as of July 1, 2007,  regarding the transfer of the Mortgage  Loans by Initial  Seller to TMFI including the Initial Seller's rights and interest in the Servicing Agreements listed in Exhibit N hereto.

         "TMI":  Thornburg Mortgage, Inc., a Maryland corporation, and its successors and assigns.

         "Trust":  The Issuer.

         "Trust Account":  The Collection  Account,  the Note Payment  Account,  each Servicing  Account,  the Swap
Proceeds  Account,  the Auction  Proceeds  Account,  the Reserve Fund, the Final Maturity  Reserve  Account and the
Collateral Account, as the context requires.

         "Trust Account  Property":  The Trust Accounts,  the  Certificate  Distribution  Account,  all amounts and investments  held from time to time in the Trust Accounts,  the Certificate  Distribution  Account  (whether in the form  of  deposit  accounts,  physical  property,  book-entry  securities,  uncertificated  securities,  securities entitlements, investment property or otherwise) and all proceeds of the foregoing.

         "Trust  Agreement":  The  Original  Trust  Agreement  as amended and  restated by the Amended and Restated
Trust  Agreement  dated  July  31,  2007  by and  among  the  Depositor,  the  Owner  Trustee  and  the  Securities
Administrator.

         "Trust Estate":  The assets subject to this Agreement and the Indenture,  (including those  transferred by the  Depositor  to the Issuer) and pledged by the Issuer to the  Indenture  Trustee,  which  assets  consist of all accounts,  accounts  receivable,  contract rights,  general  intangibles,  chattel paper,  instruments,  documents, money,  deposit accounts,  certificates of deposit,  goods, notes,  drafts,  letters of credit,  advices of credit, investment property,  uncertificated  securities and rights to payment of any and every kind consisting of, arising from or  relating  to any of the  following:  (i) such  Mortgage  Loans as from  time to time are  subject  to this
Agreement,  together with the Mortgage Files relating  thereto,  together with all collections  thereon  (including any Insurance  Proceeds,  Liquidation  Proceeds or other  recoveries)  and proceeds  thereof (but not including any
Prepayment  Penalty  Amounts),  (ii)  any REO  Property,  together  with all  collections  thereon  (including  any
Insurance Proceeds,  Liquidation Proceeds or other recoveries) and proceeds thereof,  (iii) the Indenture Trustee's rights with respect to the Mortgage Loans under all insurance  policies required to be maintained  pursuant to this
Agreement  and any proceeds  thereof,  (iv) the  Depositor's  rights under the Mortgage  Loan  Purchase  Agreements
(including any security  interest created  thereby);  (v) the Trust Accounts  (subject to the last sentence of this definition),  any REO  Account and such assets that are  deposited  therein  from time to time and any  investments thereof,  together with any and all income,  proceeds and payments with respect thereto,  (vi) all right, title and interest  of the  Issuer in and to each  security  or pledge  agreement  or  guarantee  in  respect  of  Additional
Collateral  (including the Surety Bond supporting any Additional  Collateral  Mortgage Loan, the Issuer's  security interest  in and to any  Additional  Collateral  and the  Issuer's  rights to  require  payment  in any  Additional
Collateral Mortgage Loan pursuant to the related Servicing  Agreement),  (vii) all right, title and interest of the
Issuer in and to each of the  Servicing  Agreements,  (viii) all right,  title and interest of the Issuer under the
Administration   Agreement  and  the  Yield  Maintenance  Agreements  and  (ix)  all  proceeds  of  the  foregoing.
Notwithstanding  the  foregoing,  however,  the  Trust  Fund  specifically  excludes  (1) all  payments  and  other collections  of interest  and  principal  due on the  Mortgage  Loans on or before the Cut-Off  Date and  principal received  before the  Cut-Off  Date  (except  any  principal  collected  as part of a payment due after the Cut-Off
Date),  (2) all income and gain realized from Permitted  Investments of funds on deposit in the Collection  Account and the Note Payment Account, (3) any Prepayment Penalty Amounts and (4) any Retained Interest.

         "Two Times  Test":  As to any Payment  Date,  (i) the  Aggregate  Subordinate  Percentage  is at least two times the Aggregate  Subordinate  Percentage as of the Closing Date;  (ii) the aggregate of the Principal  Balances of all Mortgage Loans Delinquent 60 days or more (including  Mortgage Loans in REO and foreclosure),  averaged over the  preceding  six-month  period,  as a  percentage  of  the  aggregate  of the  Class  Principal  Amounts  of the
Subordinate  Notes,  does not equal or exceed 50%; and (iii) on or after the Payment Date in July 2010,  cumulative
Realized Losses do not exceed 30% of the Original  Subordinated  Principal  Amount, or prior to the Payment Date in
March 2010, cumulative Realized Losses do not exceed 20% of the Original Subordinated Principal Amount.

         "Undercollateralized Group":  With respect to any Payment Date, any Group 1 Notes, Group 2 Notes, the
Group 3 Notes or Group 4 Notes as to which the aggregate Class Principal Amount thereof, after giving effect to distributions pursuant to Section 5.01(a) on such Payment Date, is greater than the sum of (i) the Scheduled
Principal Balances of the related Mortgage Loan Group as of the last day of the related Due Period and (ii)
amounts, if any, then on deposit in the Reserve Fund with respect to such Group or Groups of Notes for such
Payment Date.

         "Undercollateralization Payment":  As defined in Section 5.01(f)(ii).

         "Uniform  Commercial Code": The Uniform  Commercial Code as in effect in any applicable  jurisdiction from time to time.

         "Uninsured  Cause":  Any cause of damage to a Mortgaged  Property  such that the complete  restoration  of such  property  is not fully  reimbursable  by the hazard  insurance  policies  required to be  maintained  on such
Mortgaged Property.

         "Value":  With respect to any Mortgage Loan and the related Mortgaged Property, the lesser of:

                  (i)      the value of such  Mortgaged  Property as determined  by an  appraisal,  or an automated valuation  model (AVM) in lieu of an appraisal,  made for the  originator of the Mortgage Loan at the time of  origination of the Mortgage Loan by an appraiser who met the minimum  requirements  of Title XI of the
         Financial  Institution  Reform,  Recovery  and  Enforcement  Act of 1989 and the  regulations  promulgated thereunder; and

                  (ii)     the purchase  price paid for the related  Mortgaged  Property by the Mortgagor  with the proceeds of the Mortgage Loan;

provided,  however,  that in the case of a  Refinancing  Mortgage  Loan,  such value of the  Mortgaged  Property is generally  based solely upon the value  determined  by an appraisal  made for the  originator  of such  Refinancing
Mortgage  Loan at the time of  origination  by an  appraiser  who met the minimum  requirements  of Title XI of the
Financial Institution Reform, Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder.

         "Voting  Rights":  The portion of the voting  rights of all of the Notes which is  allocated to such Note.
99% of the voting  rights  shall be  allocated  among the Classes of Notes  (other  than the Class A-X Notes),  pro rata,  based on a fraction,  expressed as a  percentage,  the numerator of which is the Class  Principal  Amount of such Class and the  denominator of which is the aggregate of the Class  Principal  Amounts then  outstanding and 1%
of the voting  rights shall be allocated to the Holders of the Class A-X Notes.  The voting  rights  allocated to a
Class of Notes shall be allocated among all Holders of such Class,  pro rata,  based on a fraction the numerator of which is the Note  Principal  Amount or Note  Notional  Amount of each Note of such  Class and the  denominator  of which is the Class  Principal  Amount or Class  Notional  Amount of such Class;  provided,  however,  that any Note registered  in the name of the  Depositor,  the  Master  Servicer,  the  Securities  Administrator,  the  Indenture
Trustee,  the Owner  Trustee or any of their  respective  affiliates  shall not be included in the  calculation  of
Voting Rights.

         "WFB":  Wells Fargo Bank, N.A. or its successors and assigns in its capacity as Servicer.

         "Writedown Amount":  The reduction described in Section 5.03(c).

         "Yield  Maintenance  Agreement":  Any of the  Group  1  Yield  Maintenance  Agreement,  the  Group 2 Yield
Maintenance  Agreement,  the Group 3 Yield  Maintenance  Agreement or the Group 4 Yield Maintenance  Agreement,  as
applicable.

         "Yield  Maintenance  Amount":  For  any  Payment  Date,  the  amount,  if any,  to be  paid  by the  Yield
Maintenance  Counterparty to the Securities  Administrator pursuant to a Yield Maintenance Agreement, as calculated by the Yield Maintenance  Counterparty based on information in the Payment Date Statement  delivered to it pursuant to Section 5.04.

         "Yield Maintenance Counterparty":  The Royal Bank of Scotland plc.

         SECTION 1.02.  Accounting.

         Unless  otherwise  specified  herein,  for the purpose of any definition or calculation,  whenever amounts are required to be netted,  subtracted  or added or any  distributions  are taken into account such  definition  or calculation and any related definitions or calculations shall be determined without duplication of such functions.

                                                    ARTICLE II

                                           CONVEYANCE OF MORTGAGE LOANS;

         SECTION 2.01.  Conveyance of Mortgage Loans.

         In  consideration  of the Issuer's  delivery of the Notes and the Ownership  Certificates to the Depositor
or its designee,  and  concurrently  with the execution and delivery of this  Agreement,  the Depositor does hereby transfer,  assign,  set over and otherwise convey to the Issuer without  recourse,  subject to Sections 2.02, 2.03,
2.04 and 2.05,  all of the right,  title and interest of the  Depositor in and to the Mortgage  Loans and the other assets  constituting  the Trust  Estate.  To  facilitate  the pledge of the Trust Estate to the  Indenture  Trustee pursuant to the  Indenture,  the Issuer  hereby  directs  the  Depositor  to assign and  deliver  the Trust  Estate directly to the Indenture  Trustee.  The Indenture  Trustee  declares that,  subject to the review  provided for in
Section 2.02,  it has received and shall hold the Trust Estate,  as Indenture  Trustee,  in trust,  for the benefit and use of the  Securityholders  and for the  purposes  and subject to the terms and  conditions  set forth in this
Agreement and the  Indenture.  Concurrently  with such receipt,  the Issuer has issued and delivered the Securities to or upon the order of the Depositor, in exchange for the Trust Estate.

         The foregoing sale, transfer,  assignment,  set-over,  deposit and conveyance does not and is not intended to result in creation or assumption by the Indenture  Trustee of any  obligation of the  Depositor,  the Sellers or any other Person in  connection  with the Mortgage  Loans or any other  agreement or  instrument  relating  thereto except as specifically set forth herein.  Upon the issuance of the Notes and the Ownership  Certificate,  ownership in the Trust  Estate shall be vested in the Issuer,  subject to the lien  created by the  Indenture in favor of the
Indenture Trustee, for the benefit of the Noteholders.

         For purposes of complying with the  requirements of the  Asset-Backed  Securities  Facilitation Act of the
State of Delaware,  6 Del. C. § 2701A,  et seq.  (the  "Securitization  Act"),  each of the parties  hereto  hereby agrees that:

         (i)      any  property,  assets  or  rights  purported  to be  transferred,  in whole  or in part,  by the
                  Depositor  pursuant to this  Agreement  shall be deemed to no longer be the  property,  assets or rights of the Depositor;

         (ii)     none of the  Depositor,  its  creditors  or, in any  insolvency  proceeding  with  respect to the
                  Depositor  or the  Depositor's  property,  a  bankruptcy  trustee,  receiver,  debtor,  debtor in possession or similar  person,  to the extent the issue is governed by Delaware  law,  shall have any rights,  legal or equitable,  whatsoever to reacquire (except pursuant to a provision of this
                  Agreement),  reclaim, recover, repudiate,  disaffirm, redeem or recharacterize as property of the
                  Depositor any property,  assets or rights  purported to be  transferred,  in whole or in part, by the Depositor pursuant to this Agreement (including the Assignment);

         (iii)    in the event of a bankruptcy,  receivership  or other  insolvency  proceeding with respect to the
                  Depositor  or the  Depositor's  property,  to the extent the issue is governed  by Delaware  law, such  property,  assets and rights  shall not be deemed to be part of the  Depositor's  property, assets, rights or estate; and

         (iv)     the transaction  contemplated by this Agreement shall constitute a  "securitization  transaction"
                  as such term is used in the Securitization Act.

         In  connection  with such  transfer  and  assignment,  the Initial  Seller,  on behalf of the Seller,  the
Depositor and the Issuer,  does hereby  deliver on the Closing  Date,  unless  otherwise  specified in this Section
2.01,  to, and deposit  with the  Indenture  Trustee,  or the  Custodian as its  designated  agent,  the  following documents or instruments with respect to each Mortgage Loan (a "Mortgage File") so transferred and assigned:

         (i)      the original  Mortgage Note,  endorsed either on its face or by allonge attached thereto in blank or in the following  form: "Pay to the order of LaSalle Bank National  Association,  as Indenture
                  Trustee for Thornburg  Mortgage  Securities Trust 2007-3,  without recourse" or in blank, or with respect to any lost  Mortgage  Note, an original  Lost Note  Affidavit  stating that the original mortgage  note was lost,  misplaced or destroyed,  together  with a copy of the related  mortgage note;  provided,  however,  that such substitutions of Lost Note Affidavits for original Mortgage
                  Notes may occur  only with  respect  to  Mortgage  Loans the  aggregate  Cut-Off  Date  Principal
                  Balance of which is less than or equal to 2% of the Cut-Off Date Aggregate Principal Balance;

         (ii)     originals or copies of any  guarantee,  security  agreement or pledge  agreement  relating to any
                  Additional  Collateral,  if  applicable,  and  executed in  connection  with the  Mortgage  Note, assigned to the Indenture Trustee on behalf of the Issuer;

         (iii)    except as provided  below,  for each Mortgage Loan that is not a MERS Mortgage Loan, the original
                  Mortgage or a copy thereof  certified by the public  recording  office in which such Mortgage has been  recorded,  and in the case of each MERS  Mortgage  Loan,  the  original  Mortgage or a copy thereof  certified  by the public  recording  office in which such  Mortgage  has been  recorded, noting the presence of the MIN for that Mortgage  Loan and either  language  indicating  that the
                  Mortgage  Loan is a MOM Loan if the Mortgage  Loan is a MOM Loan,  or if such  Mortgage  Loan was not a MOM Loan at origination,  the original  Mortgage or a copy thereof  certified by the public recording  office in which such  Mortgage has been  recorded and the  assignment to MERS, in each case with evidence of recording  thereon,  and the original  recorded power of attorney or a copy thereof  certified  by the  public  recording  office in which such  power of  attorney  has been recorded,  if the  Mortgage  was  executed  pursuant  to a power of  attorney,  with  evidence of recording  thereon or, if such  Mortgage or power of attorney has been  submitted  for  recording but has not been returned from the applicable public recording  office,  the Initial Seller shall provide a certified  copy of such  Mortgage or power of attorney,  as the case may be, a notation that the original of such  unrecorded  Mortgage or power of  attorney,  as  applicable,  has been forwarded to the public recording office,  or, in the case of an unrecorded  Mortgage or power of attorney,  as  applicable,  that has been lost, a copy thereof  (certified  as provided for under the laws of the  appropriate  jurisdiction)  and a written  Opinion of Counsel  (delivered at the
                  Initial  Seller's  expense)  acceptable  to the  Indenture  Trustee  and  the  Depositor  that an original  recorded  Mortgage is not required to enforce the Indenture  Trustee's  interest in the
                  Mortgage Loan;

         (iv)     the  original or a copy of each  assumption,  modification  or  substitution  agreement,  if any, relating  to  the  Mortgage  Loans,  or,  as to  any  assumption,  modification  or  substitution agreement  which  cannot be  delivered  on or prior to the Closing Date because of a delay caused by the public  recording  office where such  assumption,  modification or substitution  agreement
                  has  been  delivered  for  recordation,   a  photocopy  of  such   assumption,   modification  or
                  substitution  agreement,  pending  delivery of the original  thereof,  together with an Officer's
                  Certificate of the Initial Seller  certifying that the copy of such  assumption,  modification or substitution  agreement  delivered to the Indenture  Trustee (or its  custodian) on behalf of the
                  Issuer is a true copy and that the original of such  agreement  has been  forwarded to the public recording office;

         (v)      in the case of each  Mortgage Loan that is not a MERS  Mortgage  Loan, an original  Assignment of
                  Mortgage,  in form and substance  acceptable  for  recording.  The Mortgage  shall be assigned to
                  "LaSalle Bank  National  Association,  as Indenture  Trustee for  Thornburg  Mortgage  Securities
                  Trust 2007-3, without recourse" or in blank;

         (vi)     in the case of each  Mortgage Loan that is not a MERS  Mortgage  Loan, a copy of any  intervening
                  Assignment  of  Mortgage  showing  a  complete  chain  of  assignments,  or,  in the  case  of an intervening  Assignment of Mortgage that has been lost, a written  Opinion of Counsel  (delivered at the  Initial  Seller's  expense)  acceptable  to the  Indenture  Trustee  that  such  original intervening  Assignment of Mortgage is not required to enforce the Indenture  Trustee's  interest in the Mortgage Loans;

         (vii)    the original or a copy of the lender's title insurance policy; and

         (viii)   with respect to any Cooperative Loan, the Cooperative Loan Documents.

         Notwithstanding  the above,  with respect to the Mortgage  Loans serviced by WFB, the Mortgage Files to be delivered  and  deposited  with the  Indenture  Trustee,  or the  Custodian,  as its agent,  shall include only the documents or instruments  referred to in clauses (i), (ii), (iv) and (v) above and the other  documents  identified above shall be  retained  and held by WFB, as a Servicer,  as  provided in the  Reconstituted  Servicing  Agreement dated as of July 1, 2007, among the Initial Seller,  the Seller,  WFB and the Trust, and acknowledged by the Master
Servicer;  provided that the Master  Servicer  shall cause WFB to deliver to the  Custodian,  within 60 days of the occurrence  of a Document  Transfer  Event,  the  documents  and  instruments  so retained by it  consisting of the documents or instruments referred to in clauses (iii) and (vi) through (viii) above.

         In connection  with the  assignment of any MERS Mortgage Loan, the Initial Seller agrees that it will take
(or shall cause the applicable  Servicer to take),  at the expense of the Initial  Seller (with the  cooperation of the  Depositor,  the Seller,  the Issuer,  the  Indenture  Trustee and the Master  Servicer),  such  actions as are necessary  to cause the MERS®  System to indicate  that such  Mortgage  Loans have been  assigned to the  Indenture
Trustee in accordance  with this  Agreement for the benefit of the  Securityholders  by including (or deleting,  in the case of Mortgage  Loans that are  repurchased  in accordance  with this  Agreement) in such computer  files the information  required  by the MERS®  System to  identify  the  series of the Notes  issued in  connection  with the transfer of such Mortgage Loans to the Thornburg Mortgage Securities Trust 2007-3.

         With respect to each Cooperative  Loan the Initial Seller,  on behalf of the Seller and the Depositor does hereby  deliver to the Indenture  Trustee (or  Custodian)  the related  Cooperative  Loan Documents and the Initial
Seller will take (or shall cause the applicable  Servicer to take),  at the expense of the Initial Seller (with the cooperation of the Depositor,  the Indenture  Trustee and the Master  Servicer) such actions as are necessary under applicable law (including but not limited to the Uniform  Commercial  Code) in order to perfect the interest of the
Indenture Trustee in the related Mortgaged Property.

         Assignments  of each  Mortgage  with respect to each Mortgage Loan that is not a MERS Mortgage Loan (other than a Cooperative Loan) shall be recorded;  provided,  however,  that such assignments need not be recorded if, in the  Opinion  of  Counsel  (which  must be from  Independent  Counsel  and not at the  expense of the Issuer or the
Indenture Trustee)  acceptable to the Indenture Trustee,  each Rating Agency and the Master Servicer,  recording in such states is not required to protect the Indenture  Trustee's  interest in the related Mortgage Loans;  provided, however,  notwithstanding  the delivery of any Opinion of Counsel,  each  assignment of Mortgage shall be submitted for recording by the Initial Seller (or the Initial  Seller will cause the applicable  Servicer to submit each such assignment for recording),  at the cost and expense of the Initial  Seller,  in the manner  described  above, at no expense  to the  Issuer or  Indenture  Trustee,  upon the  earliest  to occur of (1)  reasonable  direction  by the
Majority  Securityholders,  (2) the occurrence of a bankruptcy or insolvency  relating to the Initial  Seller,  the
Seller or the  Depositor,  or (3) with respect to any one  Assignment of Mortgage,  the occurrence of a bankruptcy, insolvency  or  foreclosure  relating  to the  Mortgagor  under the  related  Mortgage.  Subject  to the  preceding sentence,  as soon as practicable  after the Closing Date (but in no event more than three months thereafter except to the extent delays are caused by the applicable  recording office),  the Initial Seller shall properly record (or the Initial Seller will cause the  applicable  Servicer to properly  record),  at the expense of the Initial Seller
(with the cooperation of the Depositor,  the Indenture Trustee and the Master  Servicer),  in each public recording office  where the related  Mortgages  are  recorded,  each  assignment  referred to in Section  2.01(v)  above with respect to a Mortgage Loan that is not a MERS Mortgage Loan.

         The  Custodian  agrees to execute and deliver to the  Depositor  and the Issuer on or prior to the Closing
Date an acknowledgment of receipt of the original Mortgage Note (with any exceptions  noted),  substantially in the form attached as Exhibit G-1 hereto.

         If the  original  lender's  title  insurance  policy,  or a copy  thereof,  was required to be but was not delivered  pursuant to Section  2.01(vii)  above,  the Initial Seller shall deliver or cause to be delivered to the
Indenture Trustee the original or a copy of a written  commitment or interim binder or preliminary  report of title issued by the title  insurance  or escrow  company,  with the  original or a copy  thereof to be  delivered  to the
Indenture  Trustee,  promptly  upon  receipt  thereof,  but in any case  within 175 days of the Closing  Date.  The
Initial  Seller shall deliver or cause to be delivered to the  Indenture  Trustee,  promptly upon receipt  thereof, any other  documents  constituting a part of a Mortgage File received with respect to any Mortgage Loan sold to the
Depositor by the Seller and required to be delivered to the Indenture Trustee,  including,  but not limited to, any original  documents  evidencing an assumption or  modification  of any Mortgage  Loan.  The Master  Servicer  shall cause to be delivered to the Indenture  Trustee or the Custodian,  as its agent, the Mortgage Files retained by WFB within 60 days of the occurrence of a Document Transfer Event as described above.

         For  Mortgage  Loans (if any)  that have been  prepaid  in full  after the  Cut-off  Date and prior to the
Closing Date, the Initial Seller,  in lieu of delivering the above  documents,  herewith  delivers to the Indenture
Trustee,  or to the Custodian on behalf of the Indenture  Trustee,  an Officer's  Certificate which shall include a statement  to the effect that all amounts  received in  connection  with such  prepayment  that are  required to be deposited in the Collection  Account have been so deposited.  All original  documents that are not delivered to the
Indenture  Trustee on behalf of the Issuer  shall be held by the Master  Servicer  or the  applicable  Servicer  in trust for the Indenture Trustee, for the benefit of the Issuer and the Securityholders.

         Upon  discovery  or receipt  of notice of any  materially  defective  document  in, or that a document  is missing from, a Mortgage  File,  the Initial  Seller shall have 90 days to cure such defect or deliver such missing document to the  Indenture  Trustee.  If the  Initial  Seller  does not cure such  defect or deliver  such  missing document within such time period,  the Initial Seller shall either  repurchase or substitute for such Mortgage Loan in accordance with Section 2.04 hereof.

         The Depositor  herewith  delivers to the Indenture  Trustee  executed copies of the Mortgage Loan Purchase
Agreements.

         SECTION 2.02.  Acceptance of the Trust Estate; Review of Documentation.

         Subject to the  provisions  of Section  2.01,  the Owner  Trustee,  on behalf of the Issuer,  acknowledges receipt of the assets  transferred  by the  Depositor  and included in the Trust  Estate and has directed  that the documents  referred  to in Section  2.01 and all other  assets  included  in the  definition  of "Trust  Estate" be delivered to the Indenture Trustee (or the Custodian) on its behalf.

         The  Indenture  Trustee  hereby  accepts its  appointment  as Custodian  hereunder  and  acknowledges  the receipt,  subject to the  provisions of Section 2.01 and subject to the review  described  below and any exceptions noted on the exception report  described in the next paragraph below, of the documents  referred to in Section 2.01 above and all other assets  included in the  definition  of "Trust  Estate" and declares  that,  in its capacity as
Custodian,  it holds and will hold such documents and the other  documents  delivered to it constituting a Mortgage
File,  and that it holds or will hold all such assets and such other assets  included in the  definition  of "Trust
Estate" in trust for the exclusive use and benefit of all present and future Securityholders.

         The Indenture  Trustee further  agrees,  for the benefit of the  Securityholders,  to review each Mortgage
File  delivered to it (other than Mortgage  Files  relating to Mortgage  Loans  serviced by WPB) and to certify and deliver  to  the  Depositor,  the  Issuer,  the  Sellers  and  each  Rating  Agency  an  interim  certification  in substantially  the form attached  hereto as Exhibit G-2, within 90 days after the Closing Date (or, with respect to any  document  delivered  after the  Closing  Date,  within 45 days of  receipt  (including,  but not  limited  to, documents  provided by WFB as described in Section  2.01) and with respect to any  Qualified  Substitute  Mortgage, within five  Business  Days after the  assignment  thereof)  that,  as to each Mortgage Loan listed in the Mortgage
Loan  Schedule  (other than any Mortgage  Loan paid in full or any Mortgage  Loan  specifically  identified  in the exception  report annexed thereto as not being covered by such  certification),  (i) all  documents  required to be delivered to it pursuant to  Section 2.01 of this Agreement are in its  possession,  (ii) such  documents have been reviewed by it and have not been  mutilated,  damaged or torn and relate to such Mortgage Loan and  (iii) based  on its  examination  and only as to the  foregoing,  the  information  set forth in the Mortgage  Loan  Schedule  that corresponds  to items (i),  (ii),  (iii),  (xiii),  (xiv) and (xviii) of the Mortgage  Loan Schedule (to the extent such items are required to be delivered to it as part of the Mortgage  Files  pursuant to Section 2.01)  accurately reflects  information  set forth in the Mortgage File. It is herein  acknowledged  that, in conducting such review, the  Indenture  Trustee  is  under no duty or  obligation  to  inspect,  review  or  examine  any  such  documents, instruments,  certificates or other papers to determine that they are genuine,  enforceable, or appropriate for the represented  purpose or that they have  actually  been recorded or that they are other than what they purport to be on their face.

         No later than 180 days after the Closing  Date,  the Indenture  Trustee  shall deliver to the Issuer,  the
Depositor  and the  Sellers  a final  certification  in the form  annexed  hereto as  Exhibit  G-3  evidencing  the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

         If, in the  process of  reviewing  the  Mortgage  Files and making or  preparing,  as the case may be, the certifications  referred to above, the Indenture  Trustee finds any document or documents  constituting a part of a
Mortgage  File to be missing or not  conforming to the  requirements  set forth  herein,  at the  conclusion of its review the Indenture  Trustee (or the Custodian as its  designated  agent) shall promptly  notify the Sellers,  the
Depositor and the Master Servicer.  In addition,  upon the discovery by the Issuer,  the Initial Seller, the Seller or the Depositor (or upon receipt by the Indenture  Trustee of written  notification of such breach) of a breach of any of the  representations  and warranties made by either the Initial Seller or the Seller in the related Mortgage
Loan Purchase  Agreement in respect of any Mortgage Loan that  materially  adversely  affects such Mortgage Loan or the interests of the related  Securityholders  in such Mortgage Loan, the party  discovering such breach shall give prompt written notice to the other parties to this Agreement.

         Nothing in this  Agreement  shall be  construed to  constitute  an  assumption  by the Trust  Estate,  the
Indenture  Trustee,  any Custodian or the  Securityholders of any unsatisfied duty, claim or other liability on any
Mortgage Loan or to any Mortgagor.

         Upon  execution of this  Agreement,  the  Depositor  hereby  delivers to the  Indenture  Trustee,  and the
Indenture Trustee acknowledges receipt of, the Mortgage Loan Purchase Agreements and each Servicing Agreement.

         SECTION 2.03.  Grant Clause

         (a)  It is intended that the conveyance by the Depositor to the Issuer of the Mortgage Loans and other assets in the Trust Estate, as provided for in Section 2.01 be construed as a sale by the Depositor to the Issuer of the Mortgage Loans and other assets in the Trust Estate for the benefit of the Securityholders.  Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans and other assets in the
Trust Estate by the Depositor to the Issuer to secure a debt or other obligation of the Depositor.  However, in the event that the Mortgage Loans and other assets in the Trust Estate are held to be property of the Depositor or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and other assets in the Trust Estate, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York UCC (or the Uniform Commercial Code if
not the New York UCC); (b) the conveyances provided for in Section 2.01 shall be deemed to be (1) a grant by the
Depositor to the Issuer of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all Liquidation Proceeds, all Insurance Proceeds, all amounts from time to time held or invested in the Trust Accounts, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Issuer for the transfer to the Indenture Trustee of any security interest in any and all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A) through (C); (c) the possession by the Indenture Trustee or any other agent of the Issuer of
Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York UCC and any other Uniform Commercial Code (including, without limitation, Section 9-313, 8-313 or 8-321 thereof); and
(d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Issuer for the purpose of perfecting such security interest under applicable law.

         (b)  The Depositor and, at the Depositor's direction, the Sellers and the Issuer shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this
Agreement were deemed to create a security interest in the Mortgage Loans and the other property of the Trust
Estate, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.  Without limiting the generality of the foregoing, the Depositor shall prepare and deliver to the Issuer, and the Issuer shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code to perfect the
Issuer's security interest in or lien on the Mortgage Loans as evidenced by an Officer's Certificate of the
Depositor, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of the Initial Seller, the Seller, the Depositor or the Issuer, (2) any
change of location of the place of business or the chief executive office of the Initial Seller, the Seller or the Depositor or (3) any transfer of any interest of the Initial Seller, the Seller or the Depositor in any
Mortgage Loan.

         (c)  Neither the Depositor nor the Issuer shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving 30 days prior written notice of such action to its immediate transferee, including the Indenture Trustee.  Before effecting such change, each of the Depositor or the Issuer proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate transferees, including the Indenture Trustee, in the Mortgage Loans.  In connection with the transactions contemplated by this Agreement and the Indenture, each of the Depositor and the Issuer authorizes its immediate transferee, including the Indenture Trustee (or the Securities Administrator acting on behalf of the Indenture Trustee), to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in Section
2.03(b) and this Section 2.03(c).

         (d)  The Depositor shall not take any action inconsistent with the sale by the Depositor of all of its right, title and interest in and to the Trust Estate and shall indicate or shall cause to be indicated in its records and records held on its behalf that ownership of each Mortgage Loan and the other property of the Issuer is held by the Issuer.  In addition, the Depositor shall respond to any inquiries from third parties with respect to ownership of a Mortgage Loan or any other property of the Trust Estate by stating that it is not the owner of such Mortgage Loan and that ownership of such Mortgage Loan or other property of the Trust Estate is held by the
Issuer on behalf of the Noteholders.

         SECTION 2.04.  Repurchase or Substitution of Mortgage Loans by the Seller.

         (a)  Upon  discovery or receipt of written  notice that a document  does not comply with the  requirements of Section  2.01  hereof,  or that a document  is missing  from,  a Mortgage  File or of the breach by the  Initial
Seller or the  Seller of any  representation,  warranty  or  covenant  under its  related  Mortgage  Loan  Purchase
Agreement or in  Section 2.05  or Section 2.08 herein in respect of any Mortgage  Loan which  materially  adversely affects  the  value of that  Mortgage  Loan or the  interest  therein  of the  Securityholders,  (i) in the case of
Mortgage Loan  documentation  that is not in compliance with Section 2.01 or is missing,  the Indenture Trustee (or the Custodian as its designated  agent) shall promptly notify the Initial Seller of such  noncompliance  or missing document and request that the Initial Seller  deliver such missing  document or cure such  noncompliance  within 90 days from the date that the Initial  Seller was  notified of such  missing  document or  noncompliance,  and if the
Initial Seller does not deliver such missing document or cure such  noncompliance  in all material  respects during such period,  the  Indenture  Trustee shall enforce the Initial  Seller's  obligation  under the TMFI Mortgage Loan
Purchase  Agreement  and cause the Initial  Seller to  repurchase  that  Mortgage Loan from the Trust Estate at the
Purchase  Price on or prior to the  Determination  Date  following the  expiration of such 90 day period or (ii) in the case of a breach of a  representation,  warranty  or  covenant  with  respect  to a  Mortgage  Loan,  the party discovering  such breach shall notify the Initial Seller or the Seller,  as applicable,  and the Indenture  Trustee of such breach (with a copy of such notice  provided to the other parties hereto) of its  representation,  warranty or covenant made under the related  Mortgage Loan Purchase  Agreement,  and request that the Initial  Seller or the
Seller,  as  applicable,  cure such  breach  within 90 days from the date it was  notified of the breach and if the
Initial  Seller or the Seller,  as  applicable,  which  caused the breach does not cure such breach in all material respects  during such period,  the Indenture  Trustee shall enforce the obligation of the Initial Seller or Seller, as  applicable,  which  caused the breach  under its  related  Mortgage  Loan  Purchase  Agreement  and cause it to repurchase  the Mortgage Loans from the Trust Estate at the Purchase  Price on or prior to the  Determination  Date following the expiration of such 90 day period;  provided,  however,  that, in connection with any such breach that could not  reasonably  have been cured within such 90 day period,  if either the Initial  Seller or the Seller,  as applicable,  shall have commenced to cure such breach within such 90 day period,  the Initial Seller or the Seller, as applicable  shall be permitted to proceed  thereafter  diligently and  expeditiously to cure the same within the additional period provided under the applicable Mortgage Loan Purchase Agreement;  and, provided further,  that, in the case of the  breach of any  representation,  warranty  or  covenant  made by either the  Initial  Seller or the
Seller in Schedule III of the related  Mortgage  Loan  Purchase  Agreement,  the Initial  Seller or the Seller,  as
applicable,  shall be obligated to cure such breach or purchase the affected  Mortgage Loans for the Purchase Price or, if the Mortgage Loan or the related  Mortgaged  Property  acquired with respect thereto has been sold, then the
Initial Seller or the Seller,  as applicable,  shall pay, in lieu of the Purchase Price, any excess of the Purchase
Price over the Net Liquidation  Proceeds  received upon such sale. The Purchase Price for the repurchased  Mortgage
Loan or such other amount due shall be deposited in the  Collection  Account on or prior to the next  Determination
Date after the  obligation  of the Initial  Seller or Seller,  as  applicable,  to  repurchase  such  Mortgage Loan arises.  The Indenture  Trustee,  upon receipt of written  certification  from the Securities  Administrator of the related  deposit in the  Collection  Account,  shall cause the  Custodian  to release to the Initial  Seller or the
Seller,  as  applicable,  the related  Mortgage File and shall execute and deliver such  instruments of transfer or assignment,  in each case without recourse,  as the Initial Seller or the Seller,  as applicable,  shall furnish to it and as shall be  necessary  to vest in the Initial  Seller or the  Seller,  as  applicable,  any  Mortgage  Loan released  pursuant  hereto and the  Indenture  Trustee  shall have no further  responsibility  with  regard to such
Mortgage File (it being  understood  that the Indenture  Trustee shall have no  responsibility  for determining the sufficiency  of such  assignment  for its intended  purpose).  In lieu of  repurchasing  any such  Mortgage Loan as provided above,  the Initial Seller or the Seller,  as applicable,  which caused the breach may cause such Mortgage
Loan to be removed  from the Trust Estate (in which case it shall become a Deleted  Mortgage  Loan) and  substitute one or more Qualified  Substitute  Mortgage Loans in the manner and subject to the limitations set forth in Section
2.04(d)  below.  It is  understood  and  agreed  that the  obligation  of the  Initial  Seller  or the  Seller,  as applicable,  to cure or to repurchase  (or to substitute  for) any Mortgage Loan as to which a document is missing, a material  defect in a  constituent  document  exists or as to which such a breach has occurred and is  continuing shall  constitute  the sole remedy  against  the  Initial  Seller or the Seller,  as  applicable,  respecting  such omission, defect or breach available to the Indenture Trustee on behalf of the Securityholders.

         The Indenture  Trustee on behalf of the Issuer shall  enforce the  obligations  of the Initial  Seller and the Seller under the related Mortgage Loan Purchase  Agreement  including,  without  limitation,  any obligation of the  Initial  Seller to  purchase a Mortgage  Loan on account  of missing or  defective  documentation  or any such obligation  of the  Initial  Seller or the  Seller,  as  applicable,  on account  of a breach of a  representation, warranty or covenant as described in this Section 2.04(a).

         Any costs and expenses  (including  reasonable  attorneys'  fees and  expenses)  incurred by the Indenture
Trustee  enforcing  the  obligations  of the Initial  Seller and the Seller  under this  Section  2.04(a)  shall be reimbursable to the Indenture Trustee from amounts on deposit in the Collection Account.

         (b)  If pursuant to the provisions of Section  2.04(a),  the Initial  Seller or the Seller  repurchases or otherwise  removes from the Trust Estate a Mortgage Loan that is a MERS Mortgage  Loan,  the Initial  Seller or the
Seller,  as applicable,  will take (or shall cause the applicable  Servicer to take), at the expense of the Initial
Seller or the Seller,  as applicable (with the cooperation of the Depositor,  the Indenture  Trustee and the Master
Servicer),  such  actions  as are  necessary  to either  (i) cause MERS to execute  and  deliver an  Assignment  of
Mortgage  in  recordable  form to  transfer  the  Mortgage  from  MERS to the  Initial  Seller  or the  Seller,  as applicable,  and shall cause such Mortgage to be removed from  registration  on the MERS® System in accordance with
MERS' rules and  regulations  or (ii) cause MERS to designate on the MERS® System the Initial Seller or the Seller,
as applicable, or its designee as the beneficial holder of such Mortgage Loan.

         (c)  [Reserved].

         (d)  As to any  Deleted  Mortgage  Loan for  which  the  Initial  Seller  or the  Seller,  as  applicable, substitutes a Qualified  Substitute  Mortgage Loan or Mortgage Loans,  such  substitution  shall be effected by the
Initial Seller or the Seller, as applicable,  delivering to the Indenture  Trustee,  for such Qualified  Substitute
Mortgage Loan or Mortgage  Loans,  the Mortgage  Note, the Mortgage,  the  Assignment to the Indenture  Trustee (or
the Custodian on its behalf),  and such other documents and agreements,  with all necessary  endorsements  thereon, as are required by Section 2.01 hereof  (subject to the exceptions  provided  therein),  together with an Officers'
Certificate  stating that each such  Qualified  Substitute  Mortgage  Loan  satisfies  the  definition  thereof and specifying  the  Substitution  Adjustment  (as  described  below),  if any, in connection  with such  substitution;
provided,  however,  that, in the case of any Qualified  Substitute Mortgage Loan that is a MERS Mortgage Loan, the
Initial Seller or the Seller,  as applicable,  shall provide such documents and take such other action with respect to such  Qualified  Substitute  Mortgage  Loans as are  required  pursuant to Section 2.01  hereof.  The  Indenture
Trustee (or the Custodian on its behalf) shall acknowledge  receipt for such Qualified  Substitute Mortgage Loan or
Loans and,  within five Business Days  thereafter,  shall review such documents as specified in Section 2.02 hereof and  deliver to the  related  Servicer,  with  respect  to such  Qualified  Substitute  Mortgage  Loan or Loans,  a certification  substantially  in the form  attached  hereto as Exhibit  G-2,  with any  exceptions  noted  thereon.
Within 180 days of the date of substitution,  the Indenture  Trustee (or the Custodian on its behalf) shall deliver to the Initial Seller or the Seller,  as applicable,  and the Master Servicer a certification  substantially in the form of Exhibit G-3 hereto with respect to such Qualified  Substitute  Mortgage Loan or Loans,  with any exceptions noted  thereon.  Monthly  Payments  due with  respect  to  Qualified  Substitute  Mortgage  Loans  in the  month of substitution  are not part of the Trust  Estate  and will be  retained  by the  Initial  Seller or the  Seller,  as applicable,.  For the  month of  substitution,  payments  to  Securityholders  will  reflect  the  collections  and recoveries in respect of such Deleted  Mortgage Loan in the Due Period  preceding the month of substitution and the
Depositor or the Initial Seller or the Seller,  as applicable,  as the case may be, shall thereafter be entitled to retain all amounts  subsequently  received in respect of such  Deleted  Mortgage  Loan.  The Initial  Seller or the
Seller,  as  applicable,  shall  give or  cause  to be  given  written  notice  to the  Securityholders  that  such substitution  has taken  place,  shall amend the  Mortgage  Loan  Schedule  to reflect the removal of such  Deleted
Mortgage Loan from the terms of this Agreement and the  substitution of the Qualified  Substitute  Mortgage Loan or
Loans and shall  deliver  a copy of such  amended  Mortgage  Loan  Schedule  to the  Indenture  Trustee.  Upon such substitution,  such  Qualified  Substitute  Mortgage  Loan or Loans shall  constitute  part of the Trust Estate and shall be subject in all  respects to the terms of this  Agreement  and, in the case of a  substitution  effected by the Initial  Seller or the Seller,  the related  Mortgage  Loan  Purchase  Agreement,  including,  in the case of a substitution  effected by the Initial Seller or the Seller, all  representations and warranties thereof included in the related Mortgage Loan Purchase  Agreement and all  representations  and warranties thereof set forth in Section
2.05 hereof, in each case as of the date of substitution.

         For any  month in  which  the  Initial  Seller  or the  Seller,  as  applicable,  substitutes  one or more
Qualified  Substitute  Mortgage Loans for one or more Deleted Mortgage Loans, the Initial Seller or the Seller,  as
applicable,  shall determine,  and provide written certification to the Indenture Trustee as to the amount (each, a
"Substitution  Adjustment"),  if any, by which the  aggregate  Purchase  Price of all such Deleted  Mortgage  Loans exceeds the aggregate,  as to each such Qualified  Substitute Mortgage Loan, of the principal balance thereof as of the date of substitution,  together with one month's interest on such principal  balance at the applicable Net Loan
Rate.  On or prior to the next  Determination  Date  after the  Initial  Seller's  or the  Seller's  obligation  to repurchase  the related  Deleted  Mortgage  Loan arises,  the Initial  Seller or the Seller,  as  applicable,  will deliver or cause to be delivered to the Securities  Administrator  for deposit in the Collection  Account an amount equal to the related  Substitution  Adjustment,  if any,  and the  Indenture  Trustee,  upon receipt of the related
Qualified  Substitute  Mortgage  Loan or Loans  and an  acknowledgment  from the  Securities  Administrator  of its receipt  of the  deposit  to the  Collection  Account,  shall  release  to the  Initial  Seller or the  Seller,  as applicable,  the related  Mortgage  File or Files and shall  execute and deliver  such  instruments  of transfer or assignment,  in each case without recourse,  as the Initial Seller or the Seller,  as applicable,  shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

         SECTION 2.05.  Representations and Warranties of the Sellers with Respect to the Mortgage Loans.

         Each of the Initial  Seller and the Seller hereby  represents  and warrants to the  Indenture  Trustee for the benefit of the  Securityholders  that the representations and warranties made by it pursuant to Schedule III to the related  Mortgage  Loan Purchase  Agreement  are hereby being made to the Indenture  Trustee for the benefit of the Securityholders and are true and correct as of the Closing Date.

         With respect to the  representations  and  warranties  incorporated  in this Section 2.05 that are made to the best of the Initial  Seller's or the Seller's  knowledge or as to which either the Initial Seller or the Seller has no knowledge,  if it is discovered by the Depositor,  the Initial  Seller,  the Seller,  the Master Servicer or
the Indenture  Trustee that the  substance of such  representation  and warranty made by the Initial  Seller or the
Seller,  as  applicable,  is inaccurate  and such  inaccuracy  materially  and  adversely  affects the value of the related Mortgage Loan or the interest therein of the  Securityholders  then,  notwithstanding  the Initial Seller's or the  Seller's,  as  applicable,  lack of knowledge  with respect to the  substance  of such  representation  and warranty made by it being  inaccurate at the time the  representation  or warranty was made, such inaccuracy  shall be deemed a breach of the applicable representation or warranty.

         Within 90 days of its  discovery  or its  receipt of notice of any such  missing or  materially  defective documentation,  the  Initial  Seller  shall  promptly  deliver  such  missing  document  or cure such defect in all material  respects or, in the event such defect cannot be cured,  the Initial Seller shall  repurchase the affected
Mortgage Loan or cause the removal of such Mortgage  Loan from the Trust Estate and  substitute  for it one or more
Qualified  Substitute  Mortgage Loans in accordance with Section 2.04 hereof.  Within 90 days of either the Initial
Seller's or the  Seller's  discovery of its receipt of notice of any such breach of a  representation,  warranty or covenant  under the related  Mortgage Loan Purchase  Agreement,  the Initial  Seller or the Seller,  as applicable, shall either cure such breach in all material  respects or, in the event such breach can not be cured,  the Initial
Seller or the Seller,  as  applicable,  shall  repurchase  the affected  Mortgage Loan or cause the removal of such
Mortgage Loan from the Trust Estate and  substitute  for it one or more  Qualified  Substituted  Mortgage  Loans in accordance with Section 2.04 hereof.

         It is understood  and agreed that the  representations  and warranties  incorporated  in this Section 2.05 shall  survive  delivery  of the  Mortgage  Files to the  Indenture  Trustee  and shall inure to the benefit of the
Securityholders  notwithstanding any restrictive or qualified  endorsement or assignment.  Upon discovery by any of the Depositor,  the Initial Seller,  the Seller, the Master Servicer or the Indenture Trustee of a breach of any of the foregoing  representations  and warranties  which  materially  and adversely  affects the value of any Mortgage
Loan or the interests therein of the  Securityholders,  the party discovering such breach shall give prompt written notice to the other parties,  and in no event later than two Business Days from the date of such  discovery.  It is understood  and agreed  that the  obligations  of the  Initial  Seller and the Seller set forth in Section  2.04(a)
hereof to cure,  substitute  for or  repurchase  a related  Mortgage  Loan  pursuant to the related  Mortgage  Loan
Purchase  Agreement  constitute the sole remedies  available to the  Securityholders or to the Indenture Trustee on
their behalf respecting a breach of the representations and warranties incorporated in this Section 2.05.

         SECTION 2.06.  Representations and Warranties of the Depositor.

         The Depositor  represents and warrants to the Issuer, on behalf of the  Certificateholders,  the Indenture
Trustee on behalf of the Noteholders, the Securities Administrator and the Master Servicer as follows:

                 (i) this  agreement   constitutes  a  legal,  valid  and  binding  obligation  of  the  Depositor, enforceable  against the Depositor in accordance with its terms,  except as  enforceability  may be limited by applicable  bankruptcy,  insolvency,  reorganization,  moratorium  or other  similar  laws now or hereafter in effect  affecting the  enforcement  of creditors'  rights in general an except as such  enforceability  may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

                 (ii)immediately  prior to the sale and  assignment by the  Depositor to the  Indenture  Trustee on behalf of the Issuer of each  Mortgage  Loan,  the Depositor  had good and  marketable  title to each Mortgage
     Loan (insofar as such title was conveyed to it by the Seller) subject to no prior lien,  claim,  participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

                 (iii)     as of the Closing Date, the Depositor has transferred  all right,  title and interest in the Mortgage Loans to the Issuer;

                 (iv)the  Depositor  has not  transferred  the  Mortgage  Loans to the  Issuer  with any  intent to hinder, delay or defraud any of its creditors;

                 (v) the  Depositor has been duly  incorporated  and is validly  existing as a corporation  in good standing  under the laws of Delaware,  with full  corporate  power and authority to own its assets and conduct its business as presently being conducted;

                 (vi)the  Depositor  is not in  violation  of its  certificate  of  incorporation  or by-laws or in default in the  performance  or  observance  of any  material  obligation,  agreement,  covenant or  condition contained in any contract,  indenture,  mortgage, loan agreement, note, lease or other instrument to which the
     Depositor  is a party or by which it or its  properties  may be  bound,  which  default  might  result  in any material adverse changes in the financial condition,  earnings,  affairs or business of the Depositor or which might materially and adversely affect the properties or assets, taken as a whole, of the Depositor;

                 (vii)     the execution,  delivery and  performance  of this  Agreement by the Depositor,  and the consummation  of the  transactions  contemplated  hereby,  do not and will not result in a material  breach or violation of any of the terms or provisions  of, or, to the knowledge of the  Depositor,  constitute a default under, any indenture,  mortgage,  deed of trust,  loan agreement or other agreement or instrument to which the
     Depositor  is a party or by which  the  Depositor  is bound or to which any of the  property  or assets of the
     Depositor is subject,  nor will such actions result in any violation of the  provisions of the  certificate of incorporation  or by-laws of the Depositor or, to the best of the Depositor's  knowledge  without  independent investigation,  any  statute or any order,  rule or  regulation  of any court or  governmental  agency or body having  jurisdiction  over the  Depositor  or any of its  properties  or assets  (except  for such  conflicts, breaches,  violations  and  defaults  as would  not have a  material  adverse  effect  on the  ability  of the
     Depositor to perform its obligations under this Agreement);

                 (viii)    to the best of the  Depositor's  knowledge  without any  independent  investigation,  no consent,  approval,  authorization,  order, registration or qualification of or with any court or governmental agency  or body of the  United  States or any other  jurisdiction  is  required  for the  consummation  by the
     Depositor  of  the   transactions   contemplated   by  this  Agreement,   except  such  consents,   approvals,
     authorizations,  registrations or  qualifications  as (a) have been previously  obtained or (b) the failure of which to  obtain  would  not have a  material  adverse  effect  on the  performance  by the  Depositor  of its obligations under, or the validity or enforceability of, this Agreement; and

                 (ix)there are no actions,  proceedings or  investigations  pending  before or, to the  Depositor's knowledge,  threatened  by any court,  administrative  agency or other  tribunal to which the  Depositor  is a party or of which any of its  properties is the subject:  (a) which if  determined  adversely to the Depositor would have a material  adverse  effect on the business,  results of  operations or financial  condition of the
     Depositor;  (b)  asserting  the  invalidity of this  Agreement or the  Securities;  (c) seeking to prevent the issuance of the Securities or the  consummation  by the Depositor of any of the  transactions  contemplated by this  Agreement,  as the case may be; or (d) which might  materially and adversely  affect the  performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.

         SECTION 2.07.  Representations and Warranties of the Depositor with Respect to Security Interest in the
Mortgage Loans.  (a) With respect to the Mortgage Notes, the Depositor represents and warrants that:

                 (i)  This Agreement creates a valid and continuing security interest (as defined in the Uniform
     Commercial Code) in the Mortgage Notes in favor of the Issuer, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Issuer;

                 (ii) The Mortgage Notes constitute "instruments" within the meaning of the applicable Uniform
     Commercial Code;

                 (iii)The Depositor owns and has good title to the Mortgage Notes free and clear of any lien, claim or encumbrance of any Person;

                 (iv) The Depositor has received all consents and approvals required by the terms of the Mortgage
     Notes to the pledge of the Mortgage Notes hereunder to the Issuer;

                 (v)  All original executed copies of each Mortgage Note have been or will be delivered to the
     Custodian, as set forth in this Agreement;

                 (vi) The Depositor has received a written acknowledgement from the Custodian that it is holding the Mortgage Notes solely on behalf and for the benefit of the Indenture Trustee;

                 (vii)Other than the security interest granted to the Issuer pursuant to this Agreement, to cover the possibility that the transfer of the Mortgage Loans is not deemed to be a sale, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Notes.
     The Depositor has not authorized the filing of and is not aware of any financing statements against the
     Depositor that include a description of the collateral covering the Mortgage Notes other than a financing statement relating to the security interest granted to the Issuer hereunder or that has been terminated.
     The Depositor is not aware of any judgment or tax lien filings against the Depositor; and

                 (viii)    None of the Mortgage Notes has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Issuer.

         (b)      The representations and warranties set forth in this Section 2.07 shall survive the Closing
Date and shall not be waived.

         SECTION 2.08.  Representations and Warranties of the Sellers.

         (a) The Initial Seller hereby  represents  and warrants to the Issuer on behalf of the  Certificateholders and the Indenture  Trustee on behalf of the  Noteholders,  the  Securities  Administrator  and the Master  Servicer
that, as of the Closing Date or as of such date specifically provided herein:

                 (i) the Initial Seller is duly organized,  validly  existing and in good standing as a corporation under the laws of the State of Delaware  and is and will remain in  compliance  with the laws of each state in which any Mortgaged Property is located to the extent necessary to fulfill its obligations hereunder;

                 (ii)the  Initial  Seller has the power and  authority  to hold each  Mortgage  Loan,  to sell each
     Mortgage  Loan,  to  execute,  deliver  and  perform,  and to enter  into  and  consummate,  all  transactions contemplated  by this  Agreement.  The  Initial  Seller  has  duly  authorized  the  execution,  delivery  and performance of this  Agreement,  has duly executed and delivered this Agreement and this  Agreement,  assuming due  authorization,  execution  and  delivery by the other  parties  hereto,  constitutes  a legal,  valid and binding  obligation of the Initial Seller,  enforceable  against it in accordance with its terms except as the enforceability  thereof may be limited by bankruptcy,  insolvency or  reorganization  or other similar laws in relation to the rights of creditors generally;

                 (iii)     the execution and delivery of this Agreement by the Initial  Seller and the  performance of and  compliance  with the terms of this  Agreement  will not violate the Initial  Seller's  certificate  of incorporation  or by-laws or constitute a default  under or result in a material  breach or  acceleration  of, any material  contract,  agreement or other  instrument to which the Initial Seller is a party or which may be applicable to the Initial Seller or its assets;

                 (iv)the Initial  Seller is not in violation of, and the  execution and delivery of this  Agreement by the  Initial  Seller  and its  performance  and  compliance  with  the  terms  of this  Agreement  will not constitute  a violation  with respect to, any order or decree of any court or any order or  regulation  of any federal,  state,  municipal or governmental  agency having jurisdiction over the Initial Seller or its assets, which violation might have  consequences  that would materially and adversely affect the condition  (financial or  otherwise)  or the  operation of the Initial  Seller or its assets or might have  consequences  that would materially and adversely affect the performance of its obligations and duties hereunder;

                 (v) the Initial  Seller does not  believe,  nor does it have any reason or cause to believe,  that it cannot perform each and every one of its covenants contained in this Agreement;

                 (vi)the Initial Seller had good,  marketable and  indefeasible  title to the Mortgage Loans,  free and clear of any and all  liens,  pledges,  charges  or  security  interests  of any  nature  encumbering  the
     Mortgage Loans and upon the payment of the purchase  price under the TMFI Mortgage Loan Purchase  Agreement by the Seller,  the Seller acquired good and marketable title to the Mortgage Notes and Mortgage Loans,  free and clear of all liens or encumbrances;

                 (vii)     the  Mortgage  Loans  were not  transferred  by the  Initial  Seller  with any intent to hinder, delay or defraud any creditors of the Initial Seller;

                 (viii)    there are no actions or proceedings  against,  or investigations  known to it before any court,  administrative  or other  tribunal  (A) that might  prohibit  its entering  into this  Agreement,  (B)
     seeking to  prevent  the sale of the  Mortgage  Loans to the Seller or the  consummation  of the  transactions contemplated  by this Agreement or (C) that might prohibit or materially and adversely  affect the performance by the Initial Seller of its obligations under, or validity or enforceability of, this Agreement;

                 (ix)no consent,  approval,  authorization or order of any court or governmental  agency or body is required for the  execution,  delivery and  performance by the Initial Seller of, or compliance by the Initial
     Seller with, this Agreement or the  consummation of the  transactions  contemplated by this Agreement,  except for such consents, approvals, authorizations or orders, if any, that have been obtained; and

                 (x) the  consummation  of the  transactions  contemplated  by this  Agreement  are in the ordinary course of business of the Initial  Seller,  and the transfer,  assignment and conveyance of the Mortgage Notes and the Mortgages by the Initial  Seller to the Seller  pursuant to the TMFI Mortgage Loan Purchase  Agreement are not subject to the bulk transfer or any similar statutory provisions.

         (b) The Seller  hereby  represents  and  warrants to the Issuer on behalf of the  Certificateholders,  the
Indenture  Trustee on behalf of the Noteholders,  the Securities  Administrator and the Master Servicer that, as of the Closing Date or as of such date specifically provided herein:

                 (i) the Seller is duly  organized,  validly  existing and in good standing as a corporation  under the laws of the State of Delaware  and is and will remain in  compliance  with the laws of each state in which any Mortgaged Property is located to the extent necessary to fulfill its obligations hereunder;

                 (ii)the Seller has the power and  authority  to hold each  Mortgage  Loan,  to sell each  Mortgage
     Loan, to execute,  deliver and perform,  and to enter into and consummate,  all  transactions  contemplated by this  Agreement.  The Seller has duly  authorized the execution,  delivery and  performance of this Agreement, has duly executed and delivered this Agreement and this Agreement,  assuming due authorization,  execution and delivery  by the other  parties  hereto,  constitutes  a legal,  valid and binding  obligation  of the Seller, enforceable  against it in accordance  with its terms except as the  enforceability  thereof may be limited by bankruptcy,  insolvency  or  reorganization  or other  similar  laws in  relation  to the rights of  creditors generally;

                 (iii)     the execution and delivery of this  Agreement by the Seller and the  performance  of and compliance  with the terms of this Agreement will not violate the Seller's  certificate  of  incorporation  or by-laws  or  constitute  a default  under or result in a material  breach or  acceleration  of,  any  material contract,  agreement  or other  instrument  to which the Seller is a party or which may be  applicable  to the
     Seller or its assets;

                 (iv)the Seller is not in violation  of, and the  execution  and delivery of this  Agreement by the
     Seller and its  performance  and  compliance  with the terms of this Agreement will not constitute a violation with  respect  to,  any  order or  decree  of any court or any  order or  regulation  of any  federal,  state, municipal or  governmental  agency having  jurisdiction  over the Seller or its assets,  which violation might have  consequences  that would materially and adversely  affect the condition  (financial or otherwise) or the operation of the Seller or its assets or might have  consequences  that would  materially and adversely affect the performance of its obligations and duties hereunder;

                 (v) the Seller does not believe,  nor does it have any reason or cause to believe,  that it cannot perform each and every covenant contained in this Agreement;

                 (vi)the Seller had good,  marketable and indefeasible  title to the Mortgage Loans, free and clear of any and all liens,  pledges,  charges or security  interests of any nature  encumbering  the Mortgage Loans and upon the payment of the purchase  price under the SAMI Mortgage Loan Purchase  Agreement by the Depositor,
     the Depositor will have acquired good and  marketable  title to the Mortgage  Notes and Mortgage  Loans,  free and clear of all liens or encumbrances;

                 (vii)     the Mortgage  Loans were not being  transferred by the Seller with any intent to hinder, delay or defraud any creditors of the Seller;

                 (viii)    there are no actions or proceedings  against,  or investigations  known to it before any court,  administrative  or other  tribunal  (A) that might  prohibit  its entering  into this  Agreement,  (B)
     seeking to prevent the sale of the Mortgage  Loans to the Depositor or the  consummation  of the  transactions contemplated  by this Agreement or (C) that might prohibit or materially and adversely  affect the performance by the Seller of its obligations under, or validity or enforceability of, this Agreement;

                 (ix)no consent,  approval,  authorization or order of any court or governmental  agency or body is required for the  execution,  delivery and  performance  by the Seller of, or  compliance  by the Seller with, this  Agreement or the  consummation  of the  transactions  contemplated  by this  Agreement,  except for such consents, approvals, authorizations or orders, if any, that have been obtained; and

                 (x) the  consummation  of the  transactions  contemplated  by this  Agreement  are in the ordinary course of business of the Seller,  and the transfer,  assignment  and conveyance of the Mortgage Notes and the
     Mortgages  by the Seller to the  Depositor  pursuant to the SAMI  Mortgage  Loan  Purchase  Agreement  are not
     subject to the bulk transfer or any similar statutory provisions.

         The representations and warranties of the Initial Seller and the Seller set forth in this Section 2.08 shall survive the Closing Date and shall not be waived.

         SECTION 2.09.  Covenants of the Sellers.

         The Initial Seller and the Seller each hereby covenants that, except for the transfer  contemplated  under the related  Mortgage  Loan Purchase  Agreement  and the security  interest  granted  thereunder to the  respective purchaser in the event that the respective  transfer is not deemed to be a sale, it will not sell,  pledge,  assign or  transfer to any other  Person,  or grant,  create,  incur,  assume or suffer to exist any lien on any  Mortgage
Loan, or any interest  therein;  it will notify the Issuer,  the Indenture  Trustee and the Master  Servicer of the
existence  of any lien on any Mortgage  Loan  immediately  upon  discovery  thereof,  and it will defend the right, title and  interest  of the  Issuer,  in, to and under the  Mortgage  Loans,  against  all claims of third  parties claiming  through or under it; provided,  however,  that nothing in this Section 2.09 shall prevent or be deemed to prohibit  either the Initial  Seller or the Seller from suffering to exist upon any of the Mortgage Loans any liens for municipal or other local taxes and other governmental  charges if such taxes or governmental  charges shall not at the time be due and  payable  or if the  Initial  Seller  or the  Seller,  as  applicable,  shall  currently  be contesting  the validity  thereof in good faith by  appropriate  proceedings  and shall have set aside on its books adequate reserves with respect thereto.

                                                    ARTICLE III

                                           ADMINISTRATION AND SERVICING
                                               OF THE MORTGAGE LOANS

         SECTION 3.01.  Master Servicer to Service and Administer the Mortgage Loans.

         The Master  Servicer shall  supervise,  monitor and oversee the obligation of the Servicers to service and administer  their  respective  Mortgage Loans in accordance  with the terms of the applicable  Servicing  Agreement and, where applicable,  the  Correspondent  Sellers Guide and the Master Servicing Guide, and shall have full power and  authority to do any and all things which it may deem  necessary  or desirable in  connection  with such master servicing and administration.  In performing its obligations  hereunder,  the Master Servicer shall act in a manner
consistent  with  Accepted  Master  Servicing  Practices  and,  where  applicable,   the  Master  Servicing  Guide.
Furthermore,  the Master  Servicer shall oversee and consult with each Servicer as necessary from  time-to-time  to carry  out  the  Master  Servicer's  obligations  hereunder,  shall  receive,  review  and  evaluate  all  reports, information  and other data  provided to the Master  Servicer  by each  Servicer  and shall cause each  Servicer to perform and observe the  covenants,  obligations  and conditions to be performed or observed by such Servicer under the  applicable  Servicing  Agreement.  The  Master  Servicer  shall  independently  and  separately  monitor  each
Servicer's  servicing  activities  with  respect to each  related  Mortgage  Loan,  reconcile  the  results of such monitoring with such  information  provided in the previous  sentence on a monthly basis and coordinate  corrective adjustments  to the  Servicers'  and the Master  Servicer's  records,  and based on such  reconciled  and corrected information,  provide  information  to the  Securities  Administrator  to permit the  Securities  Administrator  to prepare the  statements  specified in Section 5.04 and any other  information  and statements  required  hereunder.
The Master  Servicer shall  reconcile the results of its Mortgage Loan  monitoring  with the actual  remittances of the Servicers to the related Servicing Accounts pursuant to the applicable Servicing Agreements.

         The Indenture  Trustee shall  furnish the  Servicers  and the Master  Servicer with any limited  powers of attorney and other  documents in form acceptable to the Indenture  Trustee,  necessary or appropriate to enable the
Servicers and the Master  Servicer to service and  administer the related  Mortgage  Loans and REO Property,  which limited  powers of  attorney  shall  provide  that the  Indenture  Trustee  will not be liable  for the  actions or omissions of the Servicers or Master Servicer in exercising such powers.

         The Master  Servicer  shall not without  either the Issuer's or the Indenture  Trustee's,  as  applicable, written consent (i) initiate any action,  suit or proceeding solely under the Issuer's or Indenture  Trustee's name without  indicating  the Master  Servicer's  representative  capacity  or (ii) take any  action  with the intent to cause,  and which  actually  does cause,  the Indenture  Trustee to be registered to do business in any state.  The
Master  Servicer  shall  indemnify  the Issuer and the  Indenture  Trustee for any and all costs,  liabilities  and expenses  incurred by them in  connection  with the  negligent or willful  misuse of such powers of attorney by the
Master Servicer.

         The  Indenture  Trustee  shall  provide  access to the  records and  documentation  in  possession  of the
Indenture Trustee (including in its capacity as Custodian  hereunder)  regarding the related Mortgage Loans and REO
Property and the servicing thereof to the  Securityholders,  the FDIC, and the supervisory  agents and examiners of the FDIC,  such access being afforded only upon  reasonable  prior written request and during normal business hours at the office of the Indenture Trustee;  provided,  however,  that, unless otherwise required by law, the Indenture
Trustee shall not be required to provide access to such records and  documentation  if the provision  thereof would violate the legal right to privacy of any  Mortgagor.  The  Indenture  Trustee shall allow  representatives  of the above entities to photocopy any of the records and  documentation  and shall provide  equipment for that purpose at a charge that covers the Indenture Trustee's actual costs.

         The Indenture Trustee,  upon the written request of the Master Servicer,  shall execute and deliver to the related  Servicer and the Master  Servicer any court  pleadings,  requests for  trustee's  sale or other  documents necessary or desirable to (i) the  foreclosure  or trustee's  sale with respect to a Mortgaged  Property;  (ii) any legal action  brought to obtain  judgment  against any Mortgagor on the Mortgage  Note or Mortgage;  (iii) obtain a deficiency  judgment against the Mortgagor;  or (iv) enforce any other rights or remedies  provided by the Mortgage
Note or Mortgage or otherwise available at law or equity.

         SECTION 3.02.  [Reserved].

         SECTION 3.03.  Monitoring of Servicers.

         (a)  The Master  Servicer  shall be responsible  for reporting to the Indenture  Trustee (on behalf of the
Issuer) and the Depositor the  compliance by each Servicer with its duties under the related  Servicing  Agreement.
In the review of each  Servicer's  activities,  the Master  Servicer may rely upon an officer's  certificate of the
Servicer with regard to such  Servicer's  compliance with the terms of its Servicing  Agreement.  In the event that the Master  Servicer,  in its judgment,  determines  that a Servicer  should be  terminated in accordance  with its
Servicing  Agreement,  or that a notice should be sent  pursuant to such  Servicing  Agreement  with respect to the occurrence of an event that,  unless cured,  would  constitute  grounds for such  termination,  the Master Servicer shall notify the Depositor and the Indenture  Trustee  thereof and the Master  Servicer  shall issue such notice of termination or take such other action as it deems appropriate;  provided,  however,  if the defaulting  Servicer is
WFB, upon receipt by a Responsible  Officer of the Indenture  Trustee of written notice from the Master Servicer or other  Person of an event of default  that,  unless  cured,  would  constitute  grounds for such  termination,  the
Indenture  Trustee in  consultation  with the Depositor  shall issue such notice of  termination or take such other action as it deems  appropriate.  For  avoidance  of doubt,  nothing  herein  shall  impose  an  obligation  on the
Indenture Trustee to monitor the performance of WFB as Servicer.

         (b)  The Master Servicer,  for the benefit of the Issuer and the  Securityholders,  shall (acting as agent of the Issuer when  enforcing the Issuer's  rights under each Servicing  Agreement) (i) enforce the  obligations of each Servicer  under the related  Servicing  Agreement,  and (ii) in the event that a Servicer fails to perform its obligations in accordance with the related Servicing Agreement,  subject to the preceding paragraph,  terminate the rights and  obligations  of such  Servicer  thereunder  and for  Servicer's  other than WFB, act as servicer of the related  Mortgage Loans or enter into a new Servicing  Agreement with a successor  Servicer  selected by the Master
Servicer which the Master Servicer shall cause the Indenture  Trustee to acknowledge;  provided,  however,  that if the Servicer  subject to such  termination  is WFB, the Master  Servicer  shall  immediately  notify the  Indenture
Trustee in writing of: (A) WFB's failure to perform and (B) the nature and  description  of such failure  including whether such failure  constitutes  grounds for termination,  and upon receipt of such notice the Indenture Trustee, subject to the preceding  paragraph,  may (A) terminate the rights and  obligations  of such Servicer and (B) enter into a new servicing  agreement with a successor servicer selected by it; provided,  further,  it is understood and acknowledged  by the parties  hereto that there will be a period of  transition  (not to exceed 90 days) before the actual  servicing  functions can be fully  transferred to such successor  Servicer.  Such  enforcement,  including, without limitation,  the legal prosecution of claims,  termination of Servicing Agreements and the pursuit of other appropriate  remedies,  shall be in such  form and  carried  out to such an extent  and at such time as the  Master
Servicer,  in its good faith  business  judgment,  would require were it the owner of the related  Mortgage  Loans.
The Master  Servicer  shall pay the costs of such  enforcement  at its own expense  except as provided in paragraph
(c) below,  provided that the Master  Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master  Servicer  shall have  received  reasonable  indemnity  for its costs and expenses in pursuing  such  action.  Any  costs  and  expenses  incurred  by the  Indenture  Trustee  in  connection  with  its performance  of its  obligations  under this Section  3.03, if not  reimbursed  by WFB,  shall be reimbursed to the
Indenture Trustee by the Trust Fund.

         (c)  To the extent that the costs and  expenses of the Master  Servicer  related to any  termination  of a
Servicer,  appointment of a successor  Servicer or the transfer and assumption of servicing by the Master  Servicer with respect to any Servicing Agreement  (including,  without limitation,  (i) all legal costs and expenses and all due diligence costs and expenses  associated  with an evaluation of the potential  termination of the Servicer as a result of an event of  default  by such  Servicer  and (ii) all costs and  expenses  associated  with the  complete transfer of servicing,  including all servicing  files and all  servicing  data and the  completion,  correction or manipulation  of such  servicing  data as may be  required  by the  successor  servicer  to  correct  any errors or insufficiencies  in the servicing data or otherwise to enable the successor  servicer to service the Mortgage Loans in  accordance  with the  related  Servicing  Agreement)  are not fully and  timely  reimbursed  by the  terminated
Servicer,  the Master  Servicer shall be entitled to  reimbursement  of such costs and expenses from the Collection
Account.

         (d)  The Master  Servicer  shall  require each  Servicer to comply with the  remittance  requirements  and other obligations set forth in the related Servicing Agreement.

         (e)  If the Master Servicer acts as a Servicer,  it will not assume liability for the  representations and warranties of the Servicer, if any, that it replaces.

         (f)  With respect to Additional  Collateral  Mortgage  Loans,  the Master  Servicer  shall have no duty or obligation to supervise,  monitor or oversee the  activities of each Servicer  under its Servicing  Agreement  with respect to  Additional  Collateral,  except (a) with respect to any  instances  where a Servicer,  in the course of fulfilling its obligations  under the related  Servicing  Agreement  seeks  directions,  instructions,  consents or waivers from the Master Servicer with respect to any item of Additional  Collateral,  or (b) upon the occurrence of the  following  events (i) in the case of a final  liquidation  of any  Mortgaged  Property  secured by  Additional
Collateral,  the Master  Servicer  shall  enforce  the  obligation  of the  Servicer  under the  related  Servicing
Agreement to liquidate such Additional  Collateral as required by such Servicing Agreement,  and (ii) if the Master
Servicer  assumes the  obligations  of such Servicer as successor  Servicer under the related  Servicing  Agreement pursuant to this Section 3.03, as successor  Servicer,  it shall be bound to service and  administer the Additional
Collateral in accordance with the provisions of such Servicing Agreement.

         (g)  If a Servicing  Agreement  requires  the  approval of the Master  Servicer  for a  modification  to a
Mortgage  Loan,  the Master  Servicer  shall  approve  such  modification  if,  based  upon its  receipt of written notification  from the  related  Servicer  outlining  the terms of such  modification  and  appropriate  supporting documentation,  the Master Servicer  determines  that the  modification is permitted under the terms of the related
Servicing  Agreement and that any conditions to such  modification  set forth in related  Servicing  Agreement have been satisfied.

         (h)  If a Servicing  Agreement  requires the oversight and  monitoring  of loss  mitigation  measures with respect to the related Mortgage Loans,  the Master Servicer will monitor any loss mitigation  procedure or recovery action related to a defaulted  Mortgage Loan (to the extent it receives  notice of such from the related  Servicer)
and confirm that such loss  mitigation  procedure  or recovery  action is  initiated,  conducted  and  concluded in accordance with any timeframes and any other  requirements set forth in the related  Servicing  Agreement,  and the
Master  Servicer  shall notify the  Depositor in any case in which the Master  Servicer  believes  that the related
Servicer is not complying with such timeframes and/or other requirements.

         SECTION 3.04.  Fidelity Bond.

         The Master  Servicer,  at its expense,  shall maintain in effect a blanket fidelity bond and an errors and omissions  insurance  policy,  affording  coverage  with respect to all  directors,  officers,  employees and other
Persons  acting on such Master  Servicer's  behalf,  and covering  errors and omissions in the  performance  of the
Master  Servicer's  obligations  hereunder.  The errors and omissions  insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

         SECTION 3.05.  Power to Act; Procedures.

         The Master  Servicer  shall master  service the Mortgage  Loans and shall have full power and authority to do any and all  things  that it may deem  necessary  or  desirable  in  connection  with the master  servicing  and administration  of the Mortgage  Loans,  including  but not limited to the power and  authority  (i) to execute and deliver,  on behalf of the  Securityholders,  the Issuer and the Indenture  Trustee,  customary consents or waivers and other  instruments  and documents,  (ii) to  consent to transfers of any Mortgaged  Property and assumptions of the  Mortgage  Notes and related  Mortgages,  (iii) to collect any  Insurance  Proceeds,  Liquidation  Proceeds and
Subsequent  Recoveries and (iv) to effectuate,  in its own name, on behalf of the Issuer or the Indenture  Trustee, as  applicable,  or in the name of the  Issuer  or the  Indenture  Trustee,  as  applicable,  foreclosure  or other conversion  of the  ownership of the  Mortgaged  Property  securing any Mortgage  Loan, in each case, in accordance with the provisions of this Agreement and the related  Servicing  Agreement,  as applicable.  The Indenture Trustee shall  furnish the Master  Servicer,  upon written  request from a Servicing  Officer,  with any limited  powers of attorney  empowering  the Master  Servicer or any Servicer to execute and deliver  instruments of  satisfaction  or cancellation,  or of partial or full release or discharge,  and to foreclose upon or otherwise  liquidate Mortgaged
Property,  and to appeal,  prosecute or defend in any court action  relating to the Mortgage Loans or the Mortgaged
Property,  in accordance  with the applicable  Servicing  Agreement and this Agreement,  and the Indenture  Trustee shall execute and deliver such other documents,  as the Master Servicer may request,  to enable the Master Servicer to  master  service  and  administer  the  Mortgage  Loans  and carry  out its  duties  hereunder,  in each case in accordance with Accepted Master Servicing  Practices (and the Indenture  Trustee shall have no liability for misuse of any such powers of attorney by the Master  Servicer or any  Servicer).  In instituting  foreclosures  or similar proceedings,  the Master Servicer shall institute such  proceedings  either in its own name on behalf of the Issuer or the  Indenture  Trustee or in the name of the Issuer or the  Indenture  Trustee (or cause the related  Servicer, pursuant to the related Servicing  Agreement,  to institute such proceedings either in the name of such Servicer on behalf of the  Issuer or the  Indenture  Trustee  or in the name of the Issuer or the  Indenture  Trustee),  unless otherwise  required by law or  otherwise  appropriate.  If the Master  Servicer or the  Indenture  Trustee has been advised that it is likely that the laws of the state in which action is to be taken  prohibit  such action if taken in the name of the Issuer or the Indenture  Trustee on its behalf or that the Issuer or the Indenture  Trustee,  as applicable,  would be  adversely  affected  under the "doing  business" or tax laws of such state if such action is taken in its name,  the Master  Servicer  shall join with the Indenture  Trustee,  on behalf of the Issuer,  in the appointment  of a  co-trustee  pursuant  to  Section  6.10  of the  Indenture.  In the  performance  of its  duties hereunder,  the Master  Servicer shall be an independent  contractor and shall not, except in those instances where it is taking action in the name of the  Indenture  Trustee,  be deemed to be the agent of the Indenture  Trustee on behalf of the Issuer.

         SECTION 3.06.  Due-on-Sale Clauses; Assumption Agreements.

         To the extent  provided in the  applicable  Servicing  Agreement and to the extent  Mortgage Loans contain enforceable  due-on-sale  clauses,  the Master  Servicer  shall  cause the  Servicers  to enforce  such  clauses in accordance with the applicable  Servicing  Agreement.  If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the applicable  Servicing  Agreement,  and, as a consequence,  a Mortgage Loan is assumed,  the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

         SECTION 3.07.  Release of Mortgage Files.

         (a)  Upon  becoming  aware of the payment in full of any Mortgage  Loan, or the receipt by any Servicer of a  notification  that  payment in full has been  escrowed in a manner  customary  for such  purposes for payment to
Securityholders  on the next  Payment  Date,  the  Servicer  will,  if  required  under  the  applicable  Servicing
Agreement,  promptly furnish to the Custodian,  on behalf of the Indenture  Trustee,  two copies of a certification substantially in the form of Exhibit F hereto signed by a Servicing Officer or in a mutually  agreeable  electronic format which will, in lieu of a signature on its face,  originate  from a Servicing  Officer  (which  certification shall  include a statement  to the effect  that all  amounts  received in  connection  with such  payment  that are required to be deposited  in the related  Servicing  Account  maintained  by the  applicable  Servicer  pursuant to
Section 4.01 or by the applicable  Servicer pursuant to its Servicing  Agreement have been or will be so deposited)
and shall request that the Indenture  Trustee (or the  Custodian,  on behalf of the Indenture  Trustee)  deliver to the applicable  Servicer the related Mortgage File. Upon receipt of such  certification and request,  the Indenture
Trustee (or the Custodian,  on behalf of the Indenture  Trustee),  shall promptly release the related Mortgage File to the  applicable  Servicer and the Indenture  Trustee (and the Custodian,  if  applicable)  shall have no further responsibility  with regard to such Mortgage File. Upon any such payment in full,  each Servicer is authorized,  to give, as agent for the Indenture  Trustee,  as the mortgagee  under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without  recourse)  regarding the Mortgaged  Property subject to the Mortgage,  which  instrument of  satisfaction  or assignment,  as the case may be, shall be delivered to the
Person or Persons entitled  thereto against receipt  therefor of such payment,  it being understood and agreed that no expenses  incurred in connection with such  instrument of satisfaction or assignment,  as the case may be, shall be chargeable to the related Servicing Account.

         (b)  From time to time and as  appropriate  for the servicing or  foreclosure  of any Mortgage Loan and in accordance with the applicable  Servicing  Agreement,  the Indenture  Trustee shall execute such documents as shall be prepared  and  furnished  to the  Indenture  Trustee by a Servicer or the Master  Servicer  (in form  reasonably acceptable  to the  Indenture  Trustee)  and as are  necessary  to the  prosecution  of any such  proceedings.  The
Indenture  Trustee (or the Custodian,  on behalf of the Indenture  Trustee),  shall, upon the request of a Servicer or the  Master  Servicer,  and  delivery  to the  Indenture  Trustee  (the  Custodian,  on behalf of the  Indenture
Trustee),  of two copies of a Request  For  Release  signed by a  Servicing  Officer  substantially  in the form of
Exhibit F (or in a mutually agreeable  electronic format which will, in lieu of a signature on its face,  originate from a Servicing  Officer),  release the related Mortgage File held in its possession or control to the Servicer or the Master  Servicer,  as  applicable.  Such trust  receipt shall  obligate the Servicer or the Master  Servicer to return the Mortgage  File to the Indenture  Trustee (or the Custodian on behalf of the Indenture  Trustee) when the need  therefor  by the  Servicer  or the  Master  Servicer  no longer  exists  unless  the  Mortgage  Loan shall be liquidated,  in which case,  upon  receipt of a  certificate  of a Servicing  Officer  similar to that  hereinabove specified,  the  Mortgage  File shall be  released by the  Indenture  Trustee  (or the  Custodian  on behalf of the
Indenture Trustee), to the Servicer or the Master Servicer.

         SECTION  3.08.  Documents,  Records and Funds in  Possession  of Master  Servicer To Be Held for Indenture
                         Trustee.

         (a)  The Master  Servicer  shall  transmit  and each  Servicer  (to the  extent  required  by the  related
Servicing  Agreement) shall transmit to the Indenture Trustee (or Custodian) such documents and instruments  coming into the  possession  of the  Master  Servicer  or such  Servicer  from time to time as are  required  by the terms hereof,  or in the case of the Servicers,  the  applicable  Servicing  Agreement,  to be delivered to the Indenture
Trustee  (or  Custodian).  Any funds  received by the Master  Servicer or by a Servicer in respect of any  Mortgage
Loan or which  otherwise are collected by the Master Servicer or by a Servicer as Liquidation  Proceeds,  Insurance
Proceeds or  Subsequent  Recoveries  in respect of any Mortgage Loan shall be held for the benefit of the Indenture
Trustee and the  Securityholders  subject to the Master  Servicer's right to retain or withdraw from the Collection
Account the Master  Servicing  Fee, any  additional  compensation  pursuant to Section  3.14 and any other  amounts provided in this  Agreement,  and to the right of each  Servicer to retain its  Servicing Fee and any other amounts as provided in the applicable  Servicing  Agreement.  The Master Servicer  shall,  and shall cause each Servicer to
(to the extent provided in the applicable  Servicing  Agreement),  provide access to information and  documentation regarding the Mortgage  Loans to the Indenture  Trustee,  its agents and  accountants  at any time upon  reasonable request and during normal business hours, and to Securityholders  that are savings and loan associations,  banks or insurance  companies,  the Office of Thrift Supervision,  the FDIC and the supervisory agents and examiners of such
Office and Corporation or examiners of any other federal or state banking or insurance  regulatory  authority if so required by applicable  regulations of the Office of Thrift Supervision or other regulatory authority,  such access to be afforded  without charge but only upon reasonable  request in writing and during normal business hours at the offices of the Master  Servicer  designated by it. In fulfilling  such a request the Master  Servicer  shall not be responsible for determining the sufficiency of such information.

         (b)  All Mortgage Files and funds collected or held by, or under the control of, the Master  Servicer,  in respect of any Mortgage Loans,  whether from the collection of principal and interest  payments or from Liquidation
Proceeds,  Insurance Proceeds or Subsequent  Recoveries,  shall be held by the Master Servicer for and on behalf of the  Indenture  Trustee  and the  Securityholders  and shall be and remain the sole and  exclusive  property of the
Issuer;  provided,  however,  that the Master Servicer and each Servicer shall be entitled to setoff  against,  and deduct from,  any such funds any amounts that are properly due and payable to the Master  Servicer or such Servicer under this Agreement or the applicable Servicing Agreement.

         SECTION 3.09.  Standard Hazard Insurance and Flood Insurance Policies.

         (a)  For each  Mortgage  Loan (other than a  Cooperative  Loan),  the Master  Servicer  shall  enforce any obligation of the Servicers under the related Servicing  Agreements to maintain or cause to be maintained  standard fire and casualty  insurance and, where applicable,  flood insurance,  all in accordance with the provisions of the related  Servicing  Agreements.  It is understood and agreed that such insurance shall be with insurers meeting the eligibility  requirements  set  forth  in the  applicable  Servicing  Agreement  and  that no  earthquake  or other additional  insurance is to be required of any Mortgagor or to be  maintained on property  acquired in respect of a defaulted  loan,  other than pursuant to such  applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

         (b)  Pursuant to Section 4.01 and 4.02,  any amounts  collected by the  Servicers or the Master  Servicer, or by any Servicer,  under any insurance  policies  (other than amounts to be applied to the  restoration or repair of the Mortgaged  Property or released to the  Mortgagor in accordance  with the  applicable  Servicing  Agreement)
shall be deposited  into the  Collection  Account,  subject to  withdrawal  pursuant to Section 4.02 and 4.03.  Any cost incurred by the Master  Servicer or any Servicer in maintaining  any such insurance if the Mortgagor  defaults in its  obligation  to do so shall be added to the  amount  owing  under the  Mortgage  Loan where the terms of the
Mortgage  Loan so permit;  provided,  however,  that the  addition of any such cost shall not be taken into account for purposes of  calculating  the payments to be made to  Securityholders  and shall be  recoverable  by the Master
Servicer or such Servicer pursuant to Section 4.02 and 4.03.

         SECTION 3.10.  Presentment of Claims and Collection of Proceeds.

         The Master  Servicer  shall (to the extent  provided  in the  applicable  Servicing  Agreement)  cause the related  Servicer to, prepare and present on behalf of the Indenture  Trustee,  the Issuer and the  Securityholders
all claims under the Insurance  Policies and take such actions (including the negotiation,  settlement,  compromise or  enforcement  of the  insured's  claim) as shall be  necessary  to realize  recovery  under such  policies.  Any proceeds  disbursed  to the Master  Servicer (or  disbursed  to a Servicer and remitted to the Master  Servicer) in respect of such policies,  bonds or contracts shall be promptly  deposited in the Collection  Account upon receipt, except that any  amounts  realized  that are to be applied to the repair or  restoration  of the related  Mortgaged
Property as a condition  precedent to the  presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

         SECTION 3.11.  Maintenance of the Primary Insurance Policies.

         (a)  The Master  Servicer  shall not take, or permit any Servicer (to the extent such action is prohibited under the  applicable  Servicing  Agreement)  to take,  any  action  that  would  result in  noncoverage  under any applicable  Primary  Insurance  Policy of any loss which,  but for the actions of such Master Servicer or Servicer, would  have been  covered  thereunder.  The Master  Servicer  shall use its best  reasonable  efforts to cause each
Servicer  (to the  extent  required  under the  related  Servicing  Agreement)  to keep in force and effect (to the extent that the Mortgage  Loan  requires the  Mortgagor to maintain such  insurance),  a Primary  Insurance  Policy applicable to each Mortgage Loan  (including  any  lender-paid  Primary  Insurance  Policy) in accordance  with the provisions of this Agreement and the related  Servicing  Agreement,  as applicable.  The Master Servicer shall not, and shall not permit any Servicer (to the extent  required  under the related  Servicing  Agreement)  to, cancel or refuse to renew any such  Primary  Insurance  Policy that is in effect at the date of the  initial  issuance of the
Mortgage  Note and is required to be kept in force  hereunder  except in  accordance  with the  provisions  of this
Agreement and the related Servicing Agreement, as applicable.

         (b)  The  Master  Servicer  agrees to cause  each  Servicer  (to the  extent  required  under the  related
Servicing  Agreement) to present, on behalf of the Indenture Trustee,  the Issuer and the  Securityholders,  claims to the insurer under any Primary  Insurance  Policies and, in this regard,  to take such reasonable action as shall be  necessary  to permit  recovery  under any Primary  Insurance  Policies  respecting  defaulted  Mortgage  Loans.
Pursuant to Section  4.01 and 4.02,  any amounts  collected by the Servicer  under any Primary  Insurance  Policies shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 4.03.

         SECTION 3.12.  Indenture Trustee to Retain Possession of Certain Insurance Policies and Documents.

         The Indenture Trustee (or the Custodian,  as directed by the Indenture  Trustee),  shall retain possession and custody of the  originals  (to the extent  available  and  delivered)  of any Primary  Insurance  Policies,  or certificate of insurance if applicable and available,  and any  certificates  of renewal as to the foregoing as may be issued  from time to time as  contemplated  by this  Agreement  and which  come into its  possession.  Until all amounts  distributable in respect of the Notes have been distributed in full and the Master Servicer  otherwise has fulfilled its obligations  under this Agreement,  the Indenture  Trustee (or its Custodian,  if any, as directed by the Indenture  Trustee)  shall also retain  possession  and custody of each  Mortgage  File in accordance  with and subject to the terms and conditions of this Agreement.  The Master  Servicer shall promptly  deliver or cause to be delivered to the Indenture  Trustee (or the Custodian,  as directed by the Indenture  Trustee),  upon the execution or receipt thereof the originals of any Primary  Insurance  Policies,  any certificates of renewal,  and such other documents or  instruments  that  constitute  portions of the  Mortgage  File that come into the  possession  of the
Master Servicer from time to time.

         SECTION 3.13.  Realization Upon Defaulted Mortgage Loans.

         The Master  Servicer  shall  cause each  Servicer  (to the extent  required  under the  related  Servicing
Agreement) to foreclose  upon,  repossess or otherwise  comparably  convert the  ownership of Mortgaged  Properties securing  such of the  Mortgage  Loans as come  into  and  continue  in  default  and as to  which no  satisfactory arrangements  can be made for collection of delinquent  payments,  all in accordance with the applicable  Servicing
Agreement.

         SECTION 3.14.  Additional Compensation to the Master Servicer.

         Pursuant  to  Section  4.02(c),  certain  income and gain  realized  from any  investment  of funds in the
Collection  Account  shall  be for the  benefit  of the  Master  Servicer  as  additional  compensation.  Servicing compensation  in the form of  assumption  fees, if any, late payment  charges,  as collected,  if any, or otherwise
(but,  unless  otherwise  specifically  permitted in a Servicing  Agreement,  not including any Prepayment  Penalty
Amounts) shall be retained by the applicable  Servicer,  or the Master Servicer,  and shall not be deposited in the related  Servicing  Account or  Collection  Account.  The Master  Servicer  shall be required  to pay all  expenses incurred by it in connection  with its  activities  hereunder and shall not be entitled to  reimbursement  therefor except as  provided  in this  Agreement.  The  amount of the  aggregate  compensation  payable as set forth in this
Section  3.14 plus the Master  Servicing  Fee due to the Master  Servicer in respect of any  Payment  Date shall be reduced in accordance with Section 5.06.

         SECTION 3.15.  REO Property.

         (a)  In the event the Issuer  (or the  Indenture  Trustee on its  behalf)  acquires  ownership  of any REO
Property in respect of any related  Mortgage  Loan,  the deed or certificate of sale shall be issued to the Issuer, or if required under  applicable law, to the Indenture  Trustee,  or to its nominee,  on behalf of the Issuer.  The
Master  Servicer  shall,  to the extent  provided  in the  applicable  Servicing  Agreement,  cause the  applicable
Servicer to sell,  any REO Property as  expeditiously  as possible and in  accordance  with the  provisions of this
Agreement and the related Servicing  Agreement,  as applicable.  Pursuant to its efforts to sell such REO Property, the Master  Servicer shall cause the applicable  Servicer to protect and conserve,  such REO Property in the manner and to the extent required by the applicable Servicing Agreement.

         (b)  The Master  Servicer  shall, to the extent  required by the related  Servicing  Agreement,  cause the applicable  Servicer to deposit all funds  collected  and  received in  connection  with the  operation  of any REO
Property in the related Servicing Account.

         (c)  The Master  Servicer and the  applicable  Servicer,  upon the final  disposition of any REO Property, shall be entitled to reimbursement for any related  unreimbursed  Advances and other unreimbursed  advances as well as any unpaid Servicing Fees from Liquidation  Proceeds  received in connection with the final  disposition of such
REO  Property;  provided,  that  any  such  unreimbursed  Advances  as well as any  unpaid  Servicing  Fees  may be reimbursed  or paid,  as the case may be,  prior to final  disposition,  out of any net rental  income or other net amounts derived from such REO Property.

         (d)  To the extent provided in the related Servicing  Agreement,  the Liquidation  Proceeds from the final disposition  of the REO  Property,  net of any  payment to the  Master  Servicer  and the  applicable  Servicer  as provided  above shall be deposited in the related  Servicing  Account on or prior to the  applicable  Determination
Date in the month  following  receipt  thereof and be remitted by wire transfer in immediately  available  funds to the Master Servicer for deposit into the Collection Account on the next succeeding Servicer Remittance Date.

         SECTION 3.16.  Assessments of Compliance and Attestation Reports.

         (a)  Assessments of Compliance.

                  (i)      By March 10 (with a 5  calendar  day cure  period)  of each year  (subject  to the later date referred to in Section  3.16(a)(iii)),  commencing in March 2008, the Master Servicer, the Securities
         Administrator and the Custodian,  each at its own expense,  shall furnish, and each such party shall cause any Servicing  Function  Participant  engaged by it (unless such party has elected to take  responsibility for assessing  compliance with the Relevant Servicing  Criteria and providing the related  attestation for any such Subcontractor  engaged by it in accordance with Regulation AB Telephone  Interpretation 17.06) to furnish,  each at its own expense,  to the  Securities  Administrator  and the  Depositor,  a report on an assessment  of  compliance  with the Relevant  Servicing  Criteria  that  contains (A) a statement by such party  of its  responsibility  for  assessing  compliance  with the  Relevant  Servicing  Criteria,  (B) a statement that such party used the Servicing  Criteria to assess  compliance  with the Relevant  Servicing
         Criteria,  (C) such party's  assessment of compliance with the Relevant  Servicing  Criteria as of and for the fiscal year  covered by the Form 10-K  required to be filed  pursuant to Section  3.19(b) and for each fiscal year thereafter,  whether or not a Form 10-K is required to be filed,  including, if there has been any material instance of noncompliance  with the Relevant  Servicing  Criteria,  a discussion of each such failure and the nature and status thereof,  and (D) a statement that a registered  public  accounting firm has issued an  attestation  report on such party's  assessment of compliance  with the Relevant  Servicing
         Criteria as of and for such period.

                  (ii)     No later  than the end of each  fiscal  year for the  Issuer  for  which a Form  10-K is required  to be filed,  the  Master  Servicer  and the  Custodian,  shall each  forward to the  Securities
         Administrator  and the Depositor the name of each Servicing  Function  Participant  engaged by it and what
         Relevant Servicing  Criteria will be addressed in the report on assessment of compliance  prepared by such
         Servicing  Function  Participant  (provided,  however,  that the Master  Servicer  need not  provide  such information  to  the  Securities  Administrator  so  long  as  the  Master  Servicer  and  the  Securities
         Administrator  are the  same  Person).  When  the  Master  Servicer,  the  Custodian,  and the  Securities
         Administrator  submit their  assessments to the Securities  Administrator,  such parties will also at such time include the  assessment  (and  attestation  pursuant to subsection  (b) of this Section 3.16) of each
         Servicing Function Participant engaged by it.

                  (iii)    Promptly  after  receipt  of each  such  report on  assessment  of  compliance,  (i) the
         Depositor  shall  review each such  report and each  comparable  report  submitted  by a Servicer  and, if applicable,  consult with the Master Servicer, the Securities Administrator,  the Custodian, the Servicers
         and any Servicing Function  Participant  engaged by such parties as to the nature of any material instance of  noncompliance  with the  Relevant  Servicing  Criteria  by each such  party,  and (ii) the  Securities
         Administrator  shall  confirm  that  the  assessments,  taken  as a whole,  address  all of the  Servicing
         Criteria and taken  individually  address the Relevant  Servicing  Criteria for each party as set forth on
         Exhibit Q and on any similar  exhibit set forth in each  Servicing  Agreement in respect of each  Servicer and notify the  Depositor of any  exceptions.  None of such parties  shall be required to deliver any such assessments  until March 30 in any given year so long as it has  received  written  confirmation  from the
         Depositor  that a Form  10-K is not  required  to be filed in  respect  of the  Issuer  for the  preceding calendar year which, if the  circumstances  apply, the Depositor agrees to provide prior to March 1 of the applicable  year;  provided  that the  Custodian  shall only be required to deliver such an  assessment of compliance  with  respect to any fiscal  year for which a Form 10-K is  required to be filed in respect of the Issuer.  The Master  Servicer  shall include all annual  reports on assessment of compliance  received by it with its own  assessment of compliance to be submitted to the Securities  Administrator  pursuant to this Section.

                  In the event the Master Servicer, the Securities  Administrator,  the Custodian,  any Servicer or
         any  Servicing  Function  Participant  engaged by any such  party is  terminated,  assigns  its rights and obligations  under,  or resigns  pursuant to, the terms of this  Agreement,  or any  applicable  custodial agreement,  Servicing  Agreement or sub-servicing  agreement,  as the case may be, such party (in the case of a Servicer,  to the extent required under the applicable  Servicing  Agreement)  shall provide or shall cause such Servicing  Function  Participant to provide for the applicable period preceding such assignment and  termination a report on assessment  of compliance  pursuant to this Section  3.16(a) or to such other applicable agreement, notwithstanding any such termination, assignment or resignation.

         (b)  Attestation Reports.

                  (i)      By March 10 (with a 5  calendar  day cure  period)  of each year  (subject  to the later date referred to in Section  3.16(b)(ii)),  commencing in March 2008, the Master Servicer,  the Securities
         Administrator,  the Custodian,  each at its own expense,  shall cause, and each such party shall cause any
         Servicing  Function  Participant  engaged  by  it  to  cause  (unless  such  party  has  elected  to  take responsibility  for assessing  compliance with the Relevant  Servicing  Criteria and providing the related attestation  with respect to such  Relevant  Servicing  Criteria for such  Subcontractor  engaged by it in accordance  with  Regulation AB Telephone  Interpretation  17.06),  each at its own expense,  a registered public  accounting  firm  (which may also render  other  services to the Master  Servicer,  the  Indenture
         Trustee,  in its capacity as Custodian,  the Securities  Administrator,  or such other Servicing  Function
         Participants,  as the case may be) and that is a member of the  American  Institute  of  Certified  Public
         Accountants to furnish a report to the  Securities  Administrator  and the  Depositor,  to the effect that
         (i) it has obtained a representation  regarding  certain matters from the management of such party,  which includes an assertion that such party has complied with the Relevant Servicing  Criteria,  and (ii) on the basis of an examination  conducted by such firm in accordance with standards for  attestation  engagements issued or adopted by the PCAOB,  it is  expressing an opinion as to whether such party's  compliance  with the Relevant  Servicing  Criteria  was fairly  stated in all material  respects,  or it cannot  express an overall  opinion  regarding such party's  assessment of compliance with the Relevant  Servicing  Criteria.
         In the event that an overall  opinion cannot be expressed,  such registered  public  accounting firm shall state in such report why it was unable to express  such an opinion.  Such  report  must be  available  for general use and not contain restricted use language.

                  (ii)     Promptly after receipt of such report from the Master Servicer,  the Indenture  Trustee, in its  capacity  as  Custodian,  the  Securities  Administrator,  a Servicer  or any  Servicing  Function
         Participant  engaged by such  parties,  (i) the  Depositor  shall  review the report and,  if  applicable, consult with such parties as to the nature of any defaults by such parties,  in the  fulfillment of any of each such party's obligations hereunder or under any other applicable  agreement,  and (ii) the Securities
         Administrator  shall confirm that each  assessment  submitted  pursuant to subsection  (a) of this Section
         3.16 is coupled with an attestation  meeting the  requirements of this Section and notify the Depositor of any  exceptions.  None  of the  Master  Servicer,  the  Securities  Administrator,  the  Custodian  or any
         Servicing  Function  Participant  engaged  by such  parties  shall be  required  to  deliver  or cause the delivery  of such  reports  until  March  30 in any  given  year  for so long as it has  received  written confirmation  from the  Depositor  that a Form 10-K is not  required  to be filed in respect of the Issuer for the preceding  calendar or fiscal year which,  if the  circumstances  apply,  the Depositor  agrees to provide prior to March 1 of the  applicable  year;  provided that the Custodian  shall only be required to deliver or cause to be  delivered  such  report  with  respect to any fiscal year for which a Form 10-K is required to be filed by the Issuer.  The Master  Servicer  shall include each such  attestation  furnished to it with its own attestation to be submitted to the Securities Administrator pursuant to this Section.

                  In the event the Master Servicer, the Securities  Administrator,  the Custodian,  any Servicer or
         any  Servicing  Function  Participant  engaged by any such  party is  terminated,  assigns  its rights and duties under, or resigns pursuant to the terms of this Agreement,  or any applicable  custodial agreement,
         Servicing  Agreement  or  sub-servicing  agreement,  as the  case  may be,  such  party  (in the case of a
         Servicer,  to the extent  required  under the  applicable  Servicing  Agreement)  shall cause a registered public  accounting  firm to provide  an  attestation  pursuant  to this  Section  3.16(b) or to such other applicable  agreement,  for the applicable period  immediately  preceding such termination,  assignment or resignation, notwithstanding any such termination, assignment or resignation.

         SECTION 3.17.  Annual Compliance Statement.

         The  Master  Servicer  and the  Securities  Administrator  shall  deliver  (and the  Master  Servicer  and
Securities  Administrator  shall  cause  any  Servicing  Function  Participant  engaged  by it to  deliver)  to the
Depositor  and the  Securities  Administrator  on or before  March 10 (with a 5 calendar  day cure  period) of each year,  commencing in March 2008, an Officer's  Certificate stating, as to the signer thereof,  that (A) a review of such party's  activities  during the  preceding  calendar year or portion  thereof and of such party's  performance under this Agreement,  or such other applicable  agreement in the case of any Servicing Function  Participant,  has been made under such officer's  supervision and (B) to the best of such officer's knowledge,  based on such review, such party has fulfilled all its obligations under this Agreement,  or such other applicable  agreement in the case of any Servicing Function  Participant,  in all material respects  throughout such year or portion thereof,  or, if there has been a failure to fulfill any such  obligation  in any  material  respect,  specifying  each such failure known  to such  officer  and the  nature  and  status  thereof.  Promptly  after  receipt  of each  such  Officer's
Certificate,  the Depositor  shall review such Officer's  Certificate  and, if  applicable,  consult with each such party,  as applicable,  as to the nature of any failures by such party,  in the  fulfillment of any of such party's obligations  hereunder  or,  in the  case of any  Servicing  Function  Participant,  under  such  other  applicable agreement.  The Master  Servicer  shall  include  all annual  statements  of  compliance  received  by it from each
Servicer with its own annual  statement of compliance to be submitted to the Securities  Administrator  pursuant to this  Section.  In  the  event  the  Master  Servicer,  the  Securities  Administrator  or any  Servicing  Function
Participant  engaged by any such party is terminated  or resigns  pursuant to the terms of this  Agreement,  or any applicable  agreement  in the case of a  Servicing  Function  Participant,  as the case may be,  such  party  shall provide an Officer's  Certificate  pursuant to this Section 3.17 or to such applicable  agreement,  as the case may be, notwithstanding any such termination, assignment or resignation.

         SECTION 3.18.  Sarbanes-Oxley Certification.

         Each Form 10-K shall include a Sarbanes-Oxley  Certification,  required to be included  therewith pursuant to the  Sarbanes-Oxley  Act. The Master  Servicer and the Securities  Administrator  shall  provide,  and each such party  shall  cause any  Servicing  Function  Participant  engaged  by it to  provide,  to the Person who signs the
Sarbanes-Oxley  Certification (the "Certifying  Person"),  by March 1 (with a ten-calendar day cure period), (or by such other  date and cure  period  specified  in the  applicable  Servicing  Agreement),  of each year in which the
Issuer is subject to the reporting  requirements  of the Exchange Act and otherwise  within a reasonable  period of time upon request,  a certification,  if applicable in the form provided by the related Servicing  Agreement (each, a "Back-Up  Certification"),  upon which the Certifying  Person, the entity for which the Certifying Person acts as an officer,  and such entity's  officers,  directors and Affiliates can reasonably  rely. The senior officer of the
Master Servicer in charge of the master  servicing  function shall serve as the Certifying  Person on behalf of the
Issuer.  Such officer of the Certifying  Person can be contacted by e-mail at  cts.sec.notifications@wellsfargo.com or by facsimile at (410) 715-2380.  In the event any such party or any Servicing  Function  Participant  engaged by such party is  terminated  or resigns  pursuant to the terms of this  Agreement,  or any  applicable  sub-servicing agreement,  as the case may be, such party shall provide a Back-Up  Certification to the Certifying Person pursuant to this  Section  3.18 with  respect  to the  period of time it was  subject to this  Agreement  or any  applicable sub-servicing  agreement,  as the case may be.  Notwithstanding  the  foregoing,  (i) the Master  Servicer  and the
Securities  Administrator  shall not be required to deliver a Back-Up  Certification  to each other if both are the same Person and the Master  Servicer is the Certifying  Person and (ii) the Master  Servicer shall not be obligated to sign the Sarbanes-Oxley  Certification in the event that it does not receive any Back-Up Certification  required to be furnished to it pursuant to this section or any Servicing Agreement or custodial agreement.

         SECTION 3.19.  Reports Filed with Securities and Exchange Commission.

         (a)  Reports Filed on Form 10-D.

                  (i)      Within 15 days after each  Payment  Date  (subject  to  permitted  extensions  under the
         Exchange Act), the Securities  Administrator  shall prepare and file on behalf of the Issuer any Form 10-D required by the  Exchange  Act, in form and  substance as required by the  Exchange  Act.  The  Securities
         Administrator  shall  file each  Form 10-D with a copy of the  related  Payment  Date  Statement  attached thereto.  Any  disclosure  in addition to the Payment  Date  Statement  that is required to be included on
         Form 10-D ("Additional  Form 10-D Disclosure")  shall be reported by the parties set forth on Exhibit R to the  Depositor and the  Securities  Administrator  and directed and approved by the Depositor  pursuant to the following  paragraph and the Securities  Administrator  will have no duty or liability for any failure hereunder to determine or prepare any  Additional  Form 10-D  Disclosure,  except as set forth in the next two paragraphs.

                  (ii)     As set forth on Exhibit R hereto,  within 5  calendar  days  after the  related  Payment
         Date, (i) the parties to the Thornburg  Mortgage  Securities Trust 2007-3 transaction shall be required to provide to the Securities  Administrator and the Depositor,  to the extent known by a responsible  officer thereof,  in  EDGAR-compatible  form (which may be Word or Excel  documents  easily  convertible  to EDGAR format),  or in such other form as otherwise agreed upon by the Securities  Administrator  and such party, the  form  and  substance  of any  Additional  Form  10-D  Disclosure,  if  applicable,  together  with an
         Additional  Disclosure   Notification  in  the  form  of  Exhibit  U  hereto  (an  "Additional  Disclosure
         Notification"),  and (ii) the Depositor  will approve,  as to form and substance,  or  disapprove,  as the case may be, the inclusion of the  Additional  Form 10-D  Disclosure on Form 10-D. The Initial Seller will be responsible for any reasonable fees and expenses  assessed or incurred by the Securities  Administrator in  connection  with  including  any  Additional  Form  10-D  Disclosure  in Form  10-D  pursuant  to this paragraph,  provided that if the Additional  Form 10-D  Disclosure  relates solely to the Depositor,  such fees and expenses shall be paid by the Depositor.

                  (iii)    After preparing the Form 10-D, the Securities  Administrator  shall forward upon request electronically  a copy of the Form 10-D to the  Depositor  (provided  that such  Form  10-D  includes  any
         Additional  Form 10-D  Disclosure).  Within two  Business  Days after  receipt of such copy,  but no later than  the  12th  calendar  day  after  the  Payment  Date,  the  Depositor  shall  notify  the  Securities
         Administrator  in writing  (which may be furnished  electronically)  of any changes to or approval of such
         Form 10-D.  In the absence of receipt of any written  changes or approval,  or if the  Depositor  does not request a copy of a Form 10-D,  the  Securities  Administrator  shall be entitled to assume that such Form
         10-D is in final form and the  Securities  Administrator  may proceed with the execution and filing of the
         Form 10-D.  A duly  authorized  representative  of the  Master  Servicer  shall sign each Form 10-D.  If a
         Form 10-D cannot be filed on time or if a previously  filed Form 10-D needs to be amended,  the Securities
         Administrator  will follow the procedures set forth in subsection  (d)(ii) of this Section 3.19.  Promptly
         (but no later than 1 Business Day) after filing with the  Commission,  the Securities  Administrator  will make  available on its internet  website a final  executed copy of each Form 10-D filed by the  Securities
         Administrator.  Each party to this Agreement  acknowledges  that the  performance  by the Master  Servicer and the Securities  Administrator  of their  respective  duties under this Section  3.19(a) related to the timely  preparation,  execution and filing of Form 10-D is contingent upon such parties strictly observing all  applicable  deadlines in the  performance  of their duties  under this Section  3.19(a).  Neither the
         Master Servicer nor the Securities  Administrator shall have any liability for any loss, expense,  damage, claim arising out of or with respect to any failure to properly  prepare,  execute and/or timely file such
         Form 10-D, where such failure results from the Securities  Administrator's  inability or failure to obtain or receive,  on a timely basis,  any  information  from any other party hereto needed to prepare,  arrange for  execution  or file such Form  10-D,  not  resulting  from its own  negligence,  bad faith or  willful misconduct.

                  (iv)     Form 10-D requires the  registrant  to indicate (by checking  "yes" or "no") that it (1)
         has filed  all  reports  required  to be filed by  Section  13 or 15(d) of the  Exchange  Act  during  the preceding 12 months (or for such shorter  period that the  registrant  was required to file such reports), and (2) has  been  subject  to such  filing  requirements  for the past 90  days."  The  Depositor  hereby represents to the Securities  Administrator  that the Depositor has filed all such required reports during the  preceding  12 months and that it has been  subject to such filing  requirement  for the past 90 days.
         The Depositor shall notify the Securities  Administrator in writing,  no later than the fifth calendar day after the related  Payment  Date with  respect to the filing of a report on Form 10-D if the answer to the
         questions   should  be  "no."  The   Securities   Administrator   shall  be   entitled  to  rely  on  such
         representations in preparing, executing and/or filing any such report

         (b)  Reports Filed on Form 10-K.

                  (i)      On or prior to the 90th day after the end of each  fiscal  year of the Issuer in which a
         Form 10-K is required to be filed or such  earlier  date as may be required by the Exchange Act (the "10-K
         Filing  Deadline") (it being  understood that the fiscal year for the Issuer ends on December 31st of each year),  commencing in March 2008,  the  Securities  Administrator  shall prepare and file on behalf of the
         Issuer a Form 10-K,  in form and  substance  as required by the  Exchange  Act.  Each such Form 10-K shall include  the  following  items,  in each case to the extent  they have been  delivered  to the  Securities
         Administrator  within the  applicable  time frames set forth in this  Agreement and the related  Servicing
         Agreement,  (i) an annual  compliance  statement for each Servicer,  the Master  Servicer,  the Securities
         Administrator  and any  Servicing  Function  Participant  engaged  by such  parties  (each,  a  "Reporting
         Servicer") as described  under Section 3.17,  (ii)(A) the annual reports on assessment of compliance  with servicing  criteria for each  Reporting  Servicer,  as described  under Section  3.16(a),  and (B) if each
         Reporting  Servicer's report on assessment of compliance with servicing  criteria  described under Section
         3.16(a)  identifies  any material  instance of  noncompliance,  disclosure  identifying  such  instance of noncompliance,  or if each  Reporting  Servicer's  report  on  assessment  of  compliance  with  servicing criteria  described  under  Section  3.16(a) is not  included as an exhibit to such Form 10-K,  disclosure that such  report is not  included  and an  explanation  why such  report is not  included,  (iii)(A)  the registered  public  accounting firm  attestation  report for each Reporting  Servicer,  as described under
         Section  3.16(b),  and (B) if any registered  public  accounting firm  attestation  report described under
         Section 3.16(b)  identifies any material instance of noncompliance,  disclosure  identifying such instance of noncompliance,  or if any such registered public accounting firm attestation  report is not included as an exhibit to such Form 10-K,  disclosure  that such report is not  included and an  explanation  why such report is not included,  and (iv) a  Sarbanes-Oxley  Certification as described in Section 3.18 (provided, however,  that the Securities  Administrator,  at its  discretion,  may omit from the Form 10-K any annual compliance  statement,  assessment of compliance  or  attestation  report that is not required to be filed with such Form 10-K  pursuant  to  Regulation  AB).  Any  disclosure  or  information  in  addition to (i)
         through  (iv) above that is  required  to be included  on Form 10-K  ("Additional  Form 10-K  Disclosure")
         shall be  determined  and prepared by and at the  direction  of the  Depositor  pursuant to the  following paragraph and the  Securities  Administrator  will have no duty or liability for any failure  hereunder to determine  or  prepare  any  Additional  Form  10-K  Disclosure,  except  as set  forth  in the  next  two paragraphs.

                  (ii)     As set forth on Exhibit S hereto,  no later  than  March 10 (with a 5 calendar  day cure period) of each year that the Issuer is subject to the Exchange  Act  reporting  requirements,  commencing in 2008, (i) the parties to the Thornburg  Mortgage  Securities Trust 2007-3 transaction shall be required to provide to the  Securities  Administrator  and the  Depositor,  to the  extent  known by a  responsible officer thereof,  in  EDGAR-compatible  form (which may be Word or Excel documents  easily  convertible to
         EDGAR format),  or in such other form as otherwise  agreed upon by the Securities  Administrator  and such party,  the form and substance of any Additional  Form 10-K  Disclosure,  if applicable,  together with an
         Additional  Disclosure  Notification  and (ii) the Depositor will approve,  as to form and  substance,  or disapprove,  as the case may be, the inclusion of the  Additional  Form 10-K  Disclosure on Form 10-K. The
         Initial  Seller will be  responsible  for any  reasonable  fees and  expenses  assessed or incurred by the
         Securities  Administrator  in connection  with including any Additional  Form 10-K Disclosure in Form 10-K pursuant to this paragraph,  provided that if the Additional  Form 10-K  Disclosure  relates solely to the
         Depositor, such fees and expenses shall be paid by the Depositor.

                  (iii)    After preparing the Form 10-K, the Securities  Administrator  shall forward upon request electronically  a copy of the Form 10-K to the  Depositor.  Within three  Business  Days after  receipt of such copy,  but no later than March 25th,  the  Depositor  shall notify the  Securities  Administrator  in writing  (which may be furnished  electronically)  of any changes to or approval of such Form 10-K. In the absence of receipt of any written  changes or approval,  or if the Depositor  does not request a copy of a
         Form 10-K, the Securities  Administrator  shall be entitled to assume that such Form 10-K is in final form and the  Securities  Administrator  may proceed with the  execution  and filing of the Form 10-K. A senior officer of the Master  Servicer in charge of the master  servicing  function  shall sign the Form 10-K. If a Form  10-K  cannot  be filed on time or if a  previously  filed  Form  10-K  needs  to be  amended,  the
         Securities  Administrator  will follow the  procedures  set forth in  subsection  (d)(ii) of this  Section
         3.19.  Promptly  (but no later than 1 Business  Day) after  filing  with the  Commission,  the  Securities
         Administrator  will make  available on its internet  website a final executed copy of each Form 10-K filed by the Securities  Administrator.  The parties to this Agreement  acknowledge  that the performance by the
         Master Servicer and the Securities  Administrator  of its duties under this Section 3.19(b) related to the timely  preparation,  execution and filing of Form 10-K is contingent upon such parties (the Custodian and any Servicing  Function  Participant)  strictly  observing all applicable  deadlines in the performance of their  duties  under this  Section  3.19(b),  Section  3.18,  Section  3.17,  Section  3.16(a) and Section
         3.16(b).  Neither the Master  Servicer nor the Securities  Administrator  shall have any liability for any loss,  expense,  damage or claim  arising  out of or with  respect  to any  failure to  properly  prepare,
         execute   and/or  timely  file  such  Form  10-K,   where  such  failure   results  from  the   Securities
         Administrator's  inability or failure to obtain or receive,  on a timely basis,  any information  from any other party hereto  needed to prepare,  arrange for execution or file such Form 10-K,  not resulting  from its own negligence, bad faith or willful misconduct.

                  (iv)     Form 10-K requires the  registrant to indicate (by checking  "yes" or "no") that it "(1)
         has filed  all  reports  required  to be filed by  Section  13 or 15(d) of the  Exchange  Act  during  the preceding 12 months (or for such shorter  period that the  registrant  was required to file such reports), and (2) has  been  subject  to such  filing  requirements  for the past 90  days."  The  Depositor  hereby represents to the Securities  Administrator  that the Depositor has filed all such required reports during the  preceding  12 months and that it has been  subject to such filing  requirement  for the past 90 days.
         The  Depositor  shall  notify  the  Securities  Administrator  in  writing,  no later than March 15th with respect  to the  filing of a report on Form  10-K,  if the  answer  to the  questions  should be "no." The
         Securities  Administrator  shall be  entitled  to rely on such  representations  in  preparing,  executing and/or filing any such report.

         (c)  Reports Filed on Form 8-K.

                  (i)      Within four (4) Business Days after the occurrence of an event  requiring  disclosure on
         Form 8-K (each such event,  a  "Reportable  Event"),  and if requested by the  Depositor,  the  Securities
         Administrator  shall  prepare and file on behalf of the Issuer a Form 8-K,  as  required  by the  Exchange
         Act,  provided that the Depositor  shall file the initial Form 8-K in connection  with the issuance of the
         Offered  Notes.  Any  disclosure  or  information  related  to a  Reportable  Event  or that is  otherwise required to be included in Form 8-K ("Form 8-K Disclosure  Information")  shall be reported by the parties set forth on Exhibit T to the  Depositor  and the  Securities  Administrator  and directed and approved by the Depositor  pursuant to the following  paragraph and the Securities  Administrator will have no duty or liability for any failure  hereunder to determine or prepare any Form 8-K  Disclosure  Information  or any
         Form 8-K, except as set forth in the next two paragraphs.

                  (ii)     As set forth on Exhibit T hereto,  for so long as the Issuer is subject to the  Exchange
         Act  reporting  requirements,  no later than close of  business  (New York City time) on the 2nd  Business
         Day after the  occurrence  of a  Reportable  Event (i) the parties to the  Thornburg  Mortgage  Securities
         Trust 2007-3  transaction shall be required to provide to the Securities  Administrator and Depositor,  to the extent known by a responsible officer thereof,  in  EDGAR-compatible  form (which may be Word or Excel documents  easily  convertible  to EDGAR  format),  or in such other form as otherwise  agreed upon by the
         Securities  Administrator  and such party, the form and substance of any Form 8-K Disclosure  Information, if applicable,  together with an Additional  Disclosure  Notification and (ii) the Depositor will approve, as to form and  substance,  or  disapprove,  as the case may be, the inclusion of the Form 8-K  Disclosure
         Information.  The Initial Seller will be  responsible  for any  reasonable  fees and expenses  assessed or
         incurred  by  the  Securities   Administrator  in  connection  with  including  any  Form  8-K  Disclosure
         Information in Form 8-K pursuant to this  paragraph,  provided that if the Additional  Form 8-K Disclosure
         Information relates solely to the Depositor, such fees and expenses shall be paid by the Depositor.

                  (iii)    After  preparing the Form 8-K, the Securities  Administrator  shall forward upon request electronically  a copy of the  Form  8-K to the  Depositor.  Promptly,  but no  later  than  the  close of business on the third Business Day after the Reportable  Event,  the Depositor shall notify the Securities
         Administrator  in writing  (which may be furnished  electronically)  of any changes to or approval of such
         Form 8-K. In the absence of receipt of any  written  changes or  approval,  or if the  Depositor  does not request a copy of a Form 8-K,  the  Securities  Administrator  shall be  entitled to assume that such Form
         8-K is in final form and the  Securities  Administrator  may proceed with the  execution and filing of the
         Form 8-K. A duly  authorized  representative  of the Master Servicer shall sign each Form 8-K filed by the
         Securities  Administrator.  If a Form 8-K cannot be filed on time or if a previously  filed Form 8-K needs to be amended,  the Securities  Administrator  will follow the procedures set forth in subsection  (d)(ii)
         of this Section 3.19.  Promptly (but no later than 1 Business Day) after filing with the  Commission,  the
         Securities  Administrator  will, make available on its internet website a final executed copy of each Form
         8-K filed by the  Securities  Administrator  or filed by the  Depositor  and  provided  to the  Securities
         Administrator  for that purpose.  The parties to this Agreement  acknowledge  that the  performance by the
         Master Servicer and the Securities  Administrator  of their  respective  duties under this Section 3.19(c)
         related to the  timely  preparation,  execution  and filing of Form 8-K is  contingent  upon such  parties strictly  observing  all  applicable  deadlines  in the  performance  of their  duties  under this Section
         3.19(c).  Neither the Securities  Administrator  nor the Master  Servicer shall have any liability for any loss, expense,  damage,  claim arising out of or with respect to any failure to properly prepare,  execute and/or  timely  file such  Form 8-K,  where  such  failure  results  from the  Securities  Administrator's inability  or failure to obtain or  receive,  on a timely  basis,  any  information  from any other  party hereto  needed to  prepare,  arrange  for  execution  or file such Form 8-K,  not  resulting  from its own negligence, bad faith or willful misconduct.

         (d)  Delisting; Amendments; Late Filings.

                  (i)      On or prior to  January 30 of the first year in which the  Securities  Administrator  is able  to do so  under  applicable  law,  unless  otherwise  directed  by  the  Depositor,  the  Securities
         Administrator  shall  prepare and file a Form 15 relating to the  automatic  suspension  of  reporting  in respect of the Issuer under the Exchange Act.

                  (ii)     In the event  that the  Securities  Administrator  is  unable  to  timely  file with the
         Commission  all or any  required  portion  of any  Form  8-K,  10-D or 10-K  required  to be filed by this
         Agreement  because  required  disclosure  information  was either not  delivered  to it or delivered to it after  the  delivery  deadlines  set  forth in this  Agreement  or for any other  reason,  the  Securities
         Administrator will promptly notify  electronically  the Depositor.  In the case of Form 10-D and 10-K, the parties to this  Agreement  and each  Servicer  will  cooperate  to prepare  and file a Form  12b-25 and a
         10-D/A and 10-K/A,  as  applicable,  pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities  Administrator will, upon receipt of all required Form 8-K Disclosure  Information and upon the approval and direction of the Depositor,  include such  disclosure  information on the next Form 10-D.
         In the event that any  previously  filed Form 8-K,  10-D or 10-K needs to be amended,  and such  amendment includes  any  Additional  Form 10-D  Disclosure,  any  Additional  Form 10-K  Disclosure  or any Form 8-K
         Disclosure  Information or any amendment to such disclosure,  the Securities  Administrator  will promptly notify  electronically  the  Depositor  and such parties will  cooperate  to prepare any  necessary  8-KA,
         10-D/A or 10-K/A.  Any Form 15, Form  12b-25 or any  amendment  to Form 8-K,  10-D or 10-K shall be signed by a duly authorized  representative or a senior officer in charge of master servicing, as applicable,  of the Master  Servicer.  The  parties  to this  Agreement  acknowledge  that the  performance  by the Master
         Servicer and the Securities  Administrator of their  respective  duties under this Section 3.19(d) related to the timely  preparation,  execution  and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K,
         10-D or 10-K is contingent  upon each such party  performing  its duties under this  Section.  Neither the
         Master Servicer nor the Securities  Administrator shall have any liability for any loss, expense,  damage, claim arising out of or with respect to any failure to properly  prepare,  execute  and/or timely file any such Form 15, Form 12b-25 or any  amendments to Forms 8-K, 10-D or 10-K,  where such failure  results from the  Securities  Administrator's  inability  or  failure  to obtain or  receive,  on a timely  basis,  any information  from any other party hereto  needed to prepare,  arrange for  execution or file such Form 15,
         Form 12b-25 or any  amendments to Forms 8-K,  10-D or 10-K,  not resulting  from its own  negligence,  bad faith or willful misconduct.

         SECTION 3.20.  Additional Information.

         Each of the  parties  agrees to  provide  to the  Securities  Administrator  such  additional  information related  to  such  party  as the  Securities  Administrator  may  reasonably  request,  including  evidence  of the authorization of the person signing any  certification or statement,  financial  information and reports,  and such other information related to such party or its performance hereunder.

         SECTION 3.21.   Intention of the Parties and Interpretation.

         Each of the parties  acknowledges  and agrees that the purpose of Section  3.16  through  Section  3.20 of this Agreement is to facilitate  compliance by the Securities  Administrator  and the Depositor with the provisions of Regulation AB  promulgated  by the  Commission  under the Exchange Act, as such may be amended from time to time and subject to such  clarification  and  interpretive  advice as may be issued by the staff of the Commission  from time to time.  Therefore,  each of the parties agrees that (a) the  obligations of the parties  hereunder  shall be interpreted  in such a manner as to  accomplish  that  purpose,  (b) the  parties'  obligations  hereunder  will be supplemented  and  modified  as  necessary  to be  consistent  with any such  amendments,  interpretive  advice  or guidance,  convention or consensus among active  participants in the  asset-backed  securities  markets,  advice of counsel,  or otherwise  in respect of the  requirements  of  Regulation  AB, (c) the parties  shall comply with the reasonable  requests made by the  Securities  Administrator  or the  Depositor  for delivery of such  additional or different  information  as the Securities  Administrator  or the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, which  information is available to such party without  unreasonable effort or  expense  and  within  such  timeframe  as may be  reasonably  requested,  and (d) no  amendment  of this
Agreement  shall be  required  to  effect  any  such  changes  in the  parties'  obligations  as are  necessary  to accommodate evolving interpretations of the provisions of Regulation AB.

         SECTION 3.22.  Indemnification.

         Each party  required to deliver an assessment of compliance  and  attestation  report  pursuant to Section
3.16 (each, an "Item 1122 Responsible Party") shall indemnify and hold harmless the Securities  Administrator,  the
Master  Servicer,  the  Depositor,  the  Initial  Seller  and the  Seller  and each of their  directors,  officers, employees,  agents,  and  affiliates  from and against  any and all  claims,  losses,  damages,  penalties,  fines, forfeitures,  reasonable  legal fees and related  costs,  judgments and other costs and expenses  arising out of or based upon (a) any breach by such Item 1122 Responsible Party of any of its obligations  hereunder  relating to its obligations as an Item 1122  Responsible  Party,  including  particularly its obligations to provide any assessment of  compliance,  attestation  report or  compliance  statement  required  under Section  3.16(a),  3.16(b) or 3.17, respectively,  or any information,  data or materials  required to be included in any Exchange Act report,  (b) any material  misstatement  or  material  omission in any  information,  data or  materials  provided by such Item 1122
Responsible Party (or, in the case of the Securities  Administrator or Master Servicer,  any material  misstatement or material omission in (x) any compliance  certificate  delivered by it, or by any Servicing Function  Participant engaged by it,  pursuant to this Agreement,  (y) any assessment or attestation  delivered by or on behalf of it, or by any Servicing Function  Participant  engaged by it, pursuant to this Agreement,  or (z) any Additional Form 10-D
Disclosure,  Additional  Form  10-K  Disclosure  or Form  8-K  Disclosure  Information  concerning  the  Securities
Administrator  or the Master Servicer and provided by either of them), or (c) the negligence,  bad faith or willful misconduct  of such Item 1122  Responsible  Party in  connection  with its  performance  hereunder  relating to its obligations  as an Item 1122  Responsible  Party.  If the  indemnification  provided for herein is  unavailable  or insufficient to hold harmless the Securities  Administrator,  the Depositor, the Initial Seller or the Seller, then each Item 1122  Responsible  Party agrees that it shall  contribute to the amount paid or payable by the Securities
Administrator,  the Master  Servicer,  the  Depositor,  the Initial Seller or the Seller as a result of any claims, losses, damages or liabilities incurred by the Securities  Administrator,  the Master Servicer, the Depositor,  the
Initial  Seller or the Seller in such  proportion as is appropriate to reflect the relative fault of the Securities
Administrator,  the Master Servicer, the Depositor,  the Initial Seller or the Seller on the one hand and such Item
1122 Responsible  Party on the other. This  indemnification  shall survive the termination of this Agreement or the termination of any party to this Agreement.

         SECTION 3.23.  Amendments to Master Servicing Guide and Correspondent Sellers Guide.

         The Initial Seller and the Master  Servicer  hereby agree not to amend the Master  Servicing  Guide or the
Correspondent  Sellers Guide with respect to the Mortgage Loans (which are Securitized  Loans (as defined therein))
which  amendment would (i) change the Servicer  Remittance  Date or date for remittance of any servicer  reports or monthly  remittance  advices,  (ii) change the manner in which any Servicer makes Advances,  servicing  advances or amounts to compensate for Interest  Shortfalls or (iii)  otherwise have a material  adverse effect on the Issuer or the Securityholders unless such changes are made pursuant to the provisions of Section 12.01 hereof.

         SECTION 3.24.  Uniform Commercial Code.

         The  Securities  Administrator  agrees to file  continuation  statements for any Uniform  Commercial  Code
financing  statements   identifying  the  Issuer  as  debtor  which  the  Depositor  has  informed  the  Securities
Administrator  in  writing  were  filed on the  Closing  Date in  connection  with the  Issuer,  provided  that the
Securities  Administrator  receives the related filing  information on a timely basis. The Depositor shall file any financing statements or amendments thereto required by any change in the Uniform Commercial Code.

         SECTION 3.25.  Optional and Required Purchases of Certain Mortgage Loans.

         (a)  Thornburg,  in its  capacity as a Servicer of a portion of the Mortgage  Loans,  shall have the right to purchase  from the Issuer any Mortgage  Loan which as of the first day of a calendar  quarter is  delinquent  in payment by 90 days or more or is an REO Property,  at a price equal to the Purchase  Price;  provided,  however (i)
that such Mortgage  Loan is still 90 days or more  delinquent or is an REO Property as of the date of such purchase and (ii) this purchase option, if not theretofore  exercised,  shall terminate on the date prior to the last day of the related calendar  quarter.  This purchase option, if not exercised,  shall not be thereafter  reinstated unless the  delinquency is cured and the Mortgage Loan  thereafter  again becomes 90 days or more delinquent or becomes an
REO Property,  in which case the option shall again become  exercisable as of the first day of the related calendar quarter.

         (b) The Seller,  may, but is not required to,  repurchase  any Mortgage Loan as to which the Mortgagor has requested a Significant  Modification  that is not then permitted under the related Mortgage Note if such Mortgagor has a  satisfactory  payment  history under such Mortgage Loan and meets the credit  standards of Thornburg for the
loan  program  selected  (a  "Significant  Modification  Loan").  A  "Significant   Modification"  shall  mean  any
modification  to the interest rate of the greater of (i) 0.25% added or subtracted  from the existing rate and (ii)
a change equal to the product of (a) 5% and (b) the annual  existing  interest rate thereon,  which is not provided for in the related  Mortgage Note. The purchase  price for any  repurchase  pursuant to this Section  3.25(b) shall be the applicable  Purchase Price. In order to exercise its repurchase rights  hereunder,  the Seller shall deliver to the Master  Servicer and the  Indenture  Trustee an Officer's  Certificate  identifying  the Mortgage Loan to be repurchased  and  certifying  that (i) such  Mortgage Loan is a Significant  Modification  Loan,  and (ii) that the
Significant Modification Loan will be entered into on the date of such repurchase.

         (c) No later than the fourth  Business  Day prior to each  Payment  Date,  Thornburg  will  provide to the
Master Servicer a list  identifying all Mortgage Loans that became  Converted  Mortgage Loans or Modified  Mortgage
Loans during the related Due Period.  On the third  Business Day prior to each Payment  Date,  provided that it has received such list from Thornburg,  the Master Servicer shall prepare and provide to TMI a Converted  Mortgage Loan
Schedule and a Modified  Mortgage  Loan  Schedule  with  respect to such Due Period.  No later than 1:00 PM Eastern
Time on the second  Business Day prior to each Payment Date, TMI shall  purchase each  Converted  Mortgage Loan and
Modified  Mortgage Loan, to the extent  specified in a Converted  Mortgage Loan Schedule or Modified  Mortgage Loan
Schedule  delivered to it by the Master  Servicer for such Payment Date, at the applicable  Purchase Price for each such Converted  Mortgage Loan or Modified Mortgage Loan, as applicable,  and shall remit such Purchase Price to the
Master Servicer for deposit in the Collection Account.

         (d)      If at any time  Thornburg,  the Seller or TMI,  as  applicable,  remits to the Master  Servicer a payment for deposit in the  Collection  Account  covering the amount of the Purchase  Price for a Mortgage  Loan of the type set forth in clauses  (a),  (b) or (c) above,  as  applicable,  and  Thornburg,  the  Seller,  or TMI,  as applicable,  provides to the  Indenture  Trustee a  certification  signed by a Servicing  Officer  stating that the amount of such payment has been deposited in the Collection  Account,  then the Indenture Trustee shall execute the assignment  of such Mortgage  Loan at the request of  Thornburg,  the Seller or TMI without  recourse to Thornburg, the Seller or TMI, as applicable,  which shall succeed to all the Issuer's  and/or the Indenture  Trustee's  right, title  and  interest  in and to  such  Mortgage  Loan,  and all  security  and  documents  relative  thereto.  Such assignment  shall be an assignment  outright and not for  security.  Thornburg,  the Seller or TMI, as  applicable, will thereupon own such Mortgage Loan, and all such security and documents,  free of any further  obligation to the
Issuer, the Indenture Trustee or the Securityholders with respect thereto.

         SECTION 3.26.  Realization upon Troubled Mortgage Loans.

         The Master  Servicer  shall have the right to cause a Servicer to sell or work out any Mortgage Loan as to which the Master Servicer  reasonably  believes that default in payment is likely,  provided,  however,  that, with respect  to any such sale of a Mortgage  Loan by a  Servicer,  the  related  sale  price  shall be no less than the
Scheduled  Principal Balance of such Mortgage Loan as of the last day of the Due Period  immediately  preceding the date of such sale plus  accrued  interest  thereon  through such sale date.  Any and all proceeds  from such a sale shall be deemed to be  Liquidation  Proceeds  hereunder  and any such  Mortgage  Loan  which has been sold shall be deemed a Liquidated Mortgage Loan hereunder.

         SECTION 3.27.  Closing Certificate and Opinion.

         On or before the Closing  Date,  the Master  Servicer  shall cause to be delivered to the  Depositor,  the
Initial Seller,  the Seller,  the Issuer and the Indenture  Trustee,  and Bear Stearns & Co. an Opinion of Counsel,
dated the Closing Date, in form and substance  reasonably  satisfactory  to the Depositor,  Bear Stearns & Co., the
Initial Seller and the Seller as to the due  authorization,  execution and delivery of this Agreement by the Master
Servicer and the enforceability thereof.

         SECTION 3.28.  Liabilities of the Master Servicer.

         The  Master  Servicer  shall be liable  in  accordance  herewith  only to the  extent  of the  obligations specifically imposed upon and undertaken by it herein.

         SECTION 3.29.  Merger or Consolidation of the Master Servicer.

         (a)  The Master  Servicer  will keep in full force and effect its  existence,  rights and  franchises as a corporation  under the laws of the state of its  incorporation,  and will obtain and preserve its  qualification to do business as a foreign  corporation in each jurisdiction in which such  qualification is or shall be necessary to protect the validity and  enforceability  of this  Agreement,  the  Securities or any of the Mortgage  Loans and to
perform its duties under this Agreement.

         (b)  Any  Person  into  which  the  Master  Servicer  may be merged or  consolidated,  or any  corporation resulting  from any  merger  or  consolidation  to which  the  Master  Servicer  shall  be a party,  or any  Person succeeding  to the  business of the Master  Servicer,  shall be the  successor  of the Master  Servicer  hereunder, without the  execution  or filing of any paper or further act on the part of any of the  parties  hereto,  anything herein to the contrary notwithstanding.

         SECTION  3.30.  Indemnification  of the Initial  Seller,  the Seller,  the  Indenture  Trustee,  the Owner
                         Trustee, the Master Servicer and the Securities Administrator.

         (a)  In addition to any indemnity  required  pursuant to Section 3.22 hereof,  the Master  Servicer agrees to indemnify  the  Indemnified  Persons  for, and to hold them  harmless  against,  any loss,  liability or expense
(except as otherwise provided herein with respect to expenses)  (including  reasonable legal fees and disbursements of counsel)  incurred on their part that may be sustained in connection  with,  arising out of, or relating to this
Agreement or the Securities (i) related to the Master  Servicer's  failure to perform its duties in compliance with this  Agreement  (except as any such loss,  liability or expense shall be otherwise  reimbursable  pursuant to this
Agreement) or (ii) incurred by reason of the Master Servicer's willful  misfeasance,  bad faith or gross negligence in the  performance of duties  hereunder or by reason of reckless  disregard of obligations  and duties  hereunder, provided,  in each case,  that with  respect to any such claim or legal action (or pending or  threatened  claim or legal  action),  an  Indemnified  Person shall have given the Master  Servicer  and the  Depositor  written  notice thereof  promptly  after such  Indemnified  Person shall have with respect to such claim or legal action  knowledge thereof.  The Indemnified  Person's failure to give such notice shall not affect the Indemnified  Person's right to indemnification  hereunder.  This indemnity shall survive the resignation or removal of the Indenture Trustee,  the
Owner Trustee, the Master Servicer or the Securities Administrator and the termination of this Agreement.

         (b)  The  Issuer  will  indemnify  any  Indemnified  Person  for any loss,  liability  or  expense  of any
Indemnified Person not otherwise indemnified by the Master Servicer as referred to in Subsection (a) above.

         (c)  In addition to any indemnity required pursuant to Section 3.22 hereof,  the Securities  Administrator agrees to  indemnify  the  Indemnified  Persons  (other than the  Securities  Administrator)  for, and to hold them harmless  against,  any loss,  liability or expense (except as otherwise  provided herein with respect to expenses)
(including  reasonable  legal fees and  disbursements  of counsel)  incurred on their part (i) in connection  with, arising out of, or relating to the  Securities  Administrator's  failure to file any  Exchange Act report which the
Securities  Administrator  is  responsible  for  filing in  accordance  with  Section  3.19,  (ii) by reason of the
Securities  Administrator's  negligence or willful  misconduct in the performance of such  obligations  pursuant to
Section 3.19 or (iii) by reason of the Securities  Administrator's  reckless disregard of such obligations pursuant to Section  3.19,  provided,  in each case,  that with  respect  to any such claim or legal  action (or  pending or threatened  claim or legal action),  an Indemnified  Person shall have given the Securities  Administrator  written notice  thereof  promptly  after such  Indemnified  Person  shall have with  respect to such claim or legal  action knowledge  thereof.  The  Indemnified  Person's  failure  to give such  notice  shall not  affect  the  Indemnified
Person's  right to  indemnification  hereunder.  This  indemnity  shall survive the  resignation  or removal of the
Indenture Trustee,  the Owner Trustee,  the Master Servicer or the Securities  Administrator and the termination of this Agreement.

         SECTION 3.31.  Limitations on Liability of the Master  Servicer and Others;  Indemnification  of Indenture
                        Trustee and Others.

         Subject to the  obligation  of the Master  Servicer  to  indemnify  the  Indemnified  Persons  pursuant to
Section 3.30:

         (a)  Neither the Master  Servicer nor any of the  directors,  officers,  employees or agents of the Master
Servicer  shall  be  under  any  liability  to  the  Indemnified  Persons,   the  Depositor,   the  Issuer  or  the
Securityholders  for taking any action or for  refraining  from  taking any action in good faith  pursuant  to this
Agreement,  or for  errors in  judgment;  provided,  however,  that this  provision  shall not  protect  the Master
Servicer or any such Person  against  any breach of  warranties  or  representations  made herein or any  liability which would otherwise be imposed by reason of such Person's willful  misfeasance,  bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

         (b)  The Master Servicer and any director,  officer,  employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie  properly  executed and submitted by any Person  respecting  any matters arising hereunder.

         (c)  The Master  Servicer,  the Owner  Trustee (in its  individual  capacity  and as Owner  Trustee),  the
Indenture Trustee (in its individual  corporate capacity and as Indenture  Trustee),  the Custodian  (including for such purpose,  the Indenture  Trustee acting in its capacity as Custodian) and any director,  officer,  employee or agent of the Master  Servicer,  the Owner Trustee,  the Indenture  Trustee or the Custodian shall be indemnified by the Issuer and held harmless  thereby against any loss,  liability or expense (except as otherwise  provided herein with respect to expenses)  (including  reasonable legal fees and  disbursements of counsel)  incurred on their part that may be sustained in connection  with,  arising out of, or relating to, this  Agreement,  the Securities or any
Servicing  Agreement  or the  transactions  contemplated  hereby or  thereby  (except,  with  respect to the Master
Servicer,  to the extent that the Master Servicer is indemnified by the Servicer  thereunder),  other than (i) with respect to the Master Servicer only, any such loss,  liability or expense related to the Master Servicer's  failure to perform its duties in compliance  with this  Agreement or (ii) with respect to the Master  Servicer or Custodian only, any such loss,  liability or expense incurred by reason of the Master  Servicer's or the Custodian's  willful misfeasance,  bad  faith or gross  negligence  in the  performance  of its own  duties  hereunder  or by  reason of reckless disregard of its own obligations and duties hereunder or under a custodial agreement.

         (d)  The Master  Servicer  shall not be under any  obligation to appear in,  prosecute or defend any legal action that is not  incidental  to its duties  under this  Agreement  and that in its opinion may involve it in any expense or liability;  provided,  however,  the Master  Servicer may in its  discretion,  undertake any such action which it may deem  necessary or desirable  with respect to this  Agreement and the rights and duties of the parties hereto and the interests of the Issuer and the  Securityholders  hereunder.  In such event,  the legal expenses and costs of such  action and any  liability  resulting  therefrom  shall be  expenses,  costs and  liabilities  of the
Issuer,  and the Master  Servicer  shall be entitled to be  reimbursed  therefor out of the  Collection  Account as provided by Section  4.03.  Nothing in this  Subsection  3.31(d) shall affect the Master  Servicer's  obligation to supervise,  or to take such actions as are necessary to ensure,  the servicing and  administration  of the Mortgage
Loans pursuant to Subsection 3.01(a).

         (e)  In taking or  recommending  any course of action  pursuant  to this  Agreement,  unless  specifically required to do so pursuant to this  Agreement,  the Master  Servicer  shall not be required to  investigate or make recommendations  concerning  potential  liabilities  which the  Issuer  might  incur as a result of such  course of action by reason of the condition of the  Mortgaged  Properties  but shall give notice to the Indenture  Trustee if it has notice of such potential liabilities.

         (f)  The  Master  Servicer  shall not be  liable  for any acts or  omissions  of any  Servicer,  except as otherwise expressly provided herein.

         SECTION 3.32.  Master Servicer Not to Resign.

         Except as provided in Section 3.34, the Master  Servicer shall not resign from the  obligations and duties hereby imposed on it except upon a determination  that any such duties  hereunder are no longer  permissible  under applicable law and such  impermissibility  cannot be cured.  Any such  determination  permitting the resignation of the Master  Servicer  shall be  evidenced by an  Independent  Opinion of Counsel  (delivered  at the expense of the
Master  Servicer) to such effect  delivered to the Indenture  Trustee.  No such  resignation by the Master Servicer shall become effective until the Indenture  Trustee or a successor to the Master Servicer  reasonably  satisfactory to the  Indenture  Trustee  shall have  assumed the  responsibilities  and  obligations  of the Master  Servicer in accordance  with Section 7.02 hereof.  The Indenture  Trustee shall notify each Rating Agency of the resignation of the Master Servicer.

         SECTION 3.33.  Successor Master Servicer.

         In connection  with the  appointment of any successor  master  servicer or the assumption of the duties of the Master  Servicer,  the Indenture  Trustee may make such  arrangements  for the  compensation  of such successor master servicer out of payments on the Mortgage Loans as the Indenture  Trustee and such successor  master servicer shall agree which in no case shall  exceed the Master  Servicing  Fee,  plus the  portion of  investment  income on amounts  on  deposit  in the  Collection  Account  to which the  Master  Servicer  is  entitled  hereunder.  If the successor  master servicer does not agree that the proposed  compensation  is fair, such successor  master servicer shall  obtain two  quotations  of market  compensation  from third  parties  actively  engaged in the  servicing of single-family  mortgage  loans;  provided,  however,  that  Thornburg,  as a Servicer of a portion of the  Mortgage
Loans,  shall have the right, but not the obligation,  to be appointed  successor master servicer in the event that the Indenture  Trustee,  in its sole  discretion,  decides not to assume the duties of the Master Servicer  itself;
and  provided,  further,  that each Rating  Agency  shall  confirm in writing that any  appointment  of a successor
Master  Servicer  (other than the Indenture  Trustee) will not result in a downgrade in the then current  rating of any Class of Notes.

         SECTION 3.34.  Sale and Assignment of Master Servicing.

         The Master  Servicer  may sell and assign its rights  and  delegate  its duties and  obligations  in their entirety as Master  Servicer  under this  Agreement,  with the written  consent of  Thornburg  in its capacity as a
Servicer of a portion of the Mortgage Loans,  to be given in its sole  discretion,  and provided  further that: (i)
the  purchaser  or  transferee  accepting  such  assignment  and  delegation  (a) shall be a Person  which shall be qualified  to service  mortgage  loans for Fannie Mae or Freddie  Mac;  (b) shall have a net worth of not less than
$10,000,000  (unless  otherwise  approved  by each Rating  Agency  pursuant  to clause  (ii)  below);  (c) shall be reasonably  satisfactory  to Thornburg and the Indenture  Trustee (as evidenced in writing  signed by Thornburg and the  Indenture  Trustee);  and (d) shall execute and deliver to the  Indenture  Trustee an  agreement,  in form and substance  reasonably  satisfactory  to the Indenture  Trustee,  which contains an assumption by such Person of the due and punctual  performance  and  observance  of each covenant and condition to be performed or observed by it as master  servicer  under  this  Agreement,  any  custodial  agreement  from and  after  the  effective  date of such agreement;  (ii) each Rating Agency shall be given prior written  notice of the identity of the proposed  successor to the  Master  Servicer  and each  Rating  Agency's  ratings  of the  Notes in  effect  immediately  prior to such assignment,  sale and  delegation  will not be downgraded,  qualified or withdrawn as a result of such  assignment, sale and  delegation,  as evidenced by a letter to such effect  delivered to the Master  Servicer and the Indenture
Trustee;  and (iii) the Master Servicer  assigning and selling the master  servicing shall deliver to the Indenture
Trustee an  Officer's  Certificate  and an  Independent  Opinion of Counsel,  (delivered  at the Master  Servicer's expense) each stating that all  conditions  precedent to such action under this  Agreement  have been completed and such action is  permitted  by and complies  with the terms of this  Agreement.  No such  assignment  or  delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.

                                                    ARTICLE IV

                                                     ACCOUNTS

         SECTION 4.01.  Servicing Accounts.

         (a)  The Master  Servicer  shall enforce the  obligation of each Servicer to establish and maintain one or more custodial  accounts (the "Servicing  Accounts") in accordance with the applicable  Servicing  Agreement,  with records to be kept with respect  thereto on a Mortgage Loan by Mortgage Loan basis,  into which  accounts  shall be deposited  within 48 hours (or as of such other time specified in the related  Servicing  Agreement) of receipt all collections  of  principal  and interest on any  Mortgage  Loan and with respect to any REO Property  received by a
Servicer,  including Principal  Prepayments,  Insurance Proceeds,  Liquidation Proceeds,  Subsequent Recoveries and
advances  made  from the  Servicer's  own funds  (less,  in the case of each  Servicer,  the  applicable  servicing compensation,  in whatever  form and amounts as  permitted by the  applicable  Servicing  Agreement)  and all other amounts to be deposited in each such  Servicing  Account.  The Servicer is hereby  authorized  to make  withdrawals from and deposits to the related  Servicing  Account for purposes  required or permitted by this  Agreement and the applicable  Servicing  Agreement.  For the purposes of this Agreement,  Servicing  Accounts shall also include such other accounts as the Servicer  maintains for the escrow of certain  payments,  such as taxes and  insurance,  with respect to certain  Mortgaged  Properties.  Each Servicing  Agreement sets forth the criteria for the  segregation, maintenance and investment of each related Servicing  Account,  the contents of which are acceptable to the parties hereto as of the date hereof and changes to which  shall not be made  unless  such  changes are made in  accordance with the provisions of Section 12.01 hereof.

         (b)  [Reserved];

         (c)  To the extent  provided  in the related  Servicing  Agreement  and subject to this  Article IV, on or before each  Servicer  Remittance  Date,  each  Servicer  shall  withdraw or shall cause to be  withdrawn  from the related  Servicing  Accounts  and shall  immediately  deposit or cause to be deposited  in the  Collection  Account amounts  representing  the following  collections and payments (other than with respect to principal of or interest on the  Mortgage  Loans due on or before  the  Cut-off  Date)  with  respect  to each of the  Mortgage  Loans it is servicing:

                 (i) Monthly  Payments on the Mortgage Loans received or any related  portion  thereof  advanced by the Servicers  pursuant to the Servicing  Agreements  which were due on or before the related Due Date but net of the amount thereof comprising the Servicing Fees;

                 (ii)Principal  Prepayments  in full and any  Liquidation  Proceeds  received by the Servicers with respect to such Mortgage Loans in the related  Prepayment  Period,  with interest to the date of prepayment or liquidation,  net of the amount thereof comprising the Servicing Fees and any Subsequent  Recoveries  received in the related Prepayment Period;

                 (iii)     Principal  Prepayments  in part received by the Servicers for such Mortgage Loans in the related Prepayment Period;

                 (iv)Prepayment  Penalty  Amounts,  if any,  and  only if  required  under  the  related  Servicing
     Agreement; and

             (v)     any amount to be used as a  delinquency  advance or to pay any  Interest  Shortfalls,  in each case, as required to be paid under the related Servicing Agreement.

         (d)  Withdrawals  may be made from a Servicing  Account  only to make  remittances  as provided in Section
4.01(c),  4.02 and 4.03; to reimburse the Master  Servicer or a Servicer for Advances  which have been recovered by subsequent  collection from the related  Mortgagor;  to remove amounts deposited in error; to remove fees,  charges or other such amounts  deposited on a temporary  basis; or to clear and terminate the account at the termination of this  Agreement in accordance  with Section 10.01.  As provided in Sections  4.01(c) and 4.02(b),  certain  amounts otherwise due to the Servicers may be retained by them and need not be deposited in the Collection Account.

         Notwithstanding  anything  herein to the  contrary,  the  Master  Servicer  shall not be  responsible  for verifying the accuracy of any Prepayment Penalty.

         SECTION 4.02.  Collection Account.

         (a)  The  Securities   Administrator   shall  establish  and  maintain  in  the  name  of  the  Securities
Intermediary  for the  benefit of the  Indenture  Trustee  and the  Securityholders,  the  Collection  Account as a
segregated  account or accounts,  each of which shall be an Eligible  Account.  If an existing  Collection  Account ceases to be an Eligible Account,  the Securities  Administrator  shall establish a new Collection  Account that is an  Eligible  Account  within  ten (10) days and  transfer  all funds and  investment  property  on deposit in such existing  Collection Account into the new Collection  Account.  So long as Wells Fargo shall act as both the Master
Servicer  and the  Securities  Administrator,  the  Collection  Account may be a  sub-account  of the Note  Payment
Account.  To the extent that the  Collection  Account is not a  sub-account  of the Note Payment  Account,  on each
Deposit  Date,  the  Securities  Administrator  shall  withdraw from the  Collection  Account and remit to the Note
Payment  Account the Available  Funds for the related  Payment Date, to the extent received by it or required to be funded by the Master  Servicer.  The  Collection  Account  shall  constitute  an account of the  Indenture  Trustee segregated on the books of the Securities  Intermediary  and held by the Securities  Administrator  in trust in its
Corporate Trust Office,  and the Collection  Account and the funds  deposited  therein shall not be subject to, and shall be protected from, all claims,  liens,  and  encumbrances  of any creditors or depositors of the Issuer,  the
Indenture Trustee, the Securities  Administrator,  the Securities Intermediary or the Master Servicer (whether made directly,  or indirectly  through a liquidator or receiver of the Issuer,  the Indenture  Trustee,  the  Securities
Administrator,  the  Securities  Intermediary  or the  Master  Servicer).  The amount at any time  credited  to the
Collection  Account  shall be (i) fully  insured  by the FDIC to the  maximum  coverage  provided  thereby  or (ii)
invested by the  Securities  Administrator,  in Permitted  Investments,  in accordance  with Section  4.02(c).  All
Permitted  Investments  shall mature or be subject to  redemption  or  withdrawal  on or before,  and shall be held until,  the immediately  succeeding  Deposit Date.  With respect to the Collection  Account and the funds deposited therein,  the  Securities  Administrator  shall take such action as may be  necessary to ensure that the Issuer and the  Securityholders  shall be entitled  to the  priorities  afforded  to such an account  (in  addition to a claim against the estate of the  Securities  Administrator,  the  Securities  Intermediary  or the Indenture  Trustee) as
provided by 12 U.S.C. § 92a(e),  and applicable  regulations  pursuant  thereto,  if applicable,  or any applicable comparable  state statute  applicable to state  chartered  banking  corporations,  if  applicable.  The  Securities
Administrator,  the Indenture  Trustee or their affiliates are permitted to receive  additional  compensation  that could be deemed to be in the their economic  self-interest  for (i) serving as investment  adviser,  administrator, servicing  agent,  custodian or  sub-custodian  with respect to certain of the  Permitted  Investments,  (ii) using affiliates to effect  transactions in certain  Permitted  Investments  and (iii) effecting  transactions in certain
Permitted  Investments.  The Master  Servicer  and the  Securities  Administrator  will  deposit in the  Collection
Account as  identified  by the Master  Servicer  or the  Securities  Administrator  and as  received  by the Master
Servicer or the Securities Administrator, the following amounts:

                 (i) any amounts withdrawn from a Servicing Account pursuant to Section 4.01(c);

                 (ii)any  Advance  and any  Compensating  Interest  Payments  required  to be  made  by the  Master
     Servicer to the extent required but not made by a Servicer;

                 (iii)     any Insurance  Proceeds,  Liquidation  Proceeds or Subsequent  Recoveries received by or on behalf of the Master Servicer or which were not deposited in a Servicing Account;

                 (iv)the Purchase Price with respect to any Mortgage  Loans  purchased by the Initial Seller or the
     Seller pursuant to Section 2.04 of this Agreement,  any Substitution  Adjustments  pursuant to Section 2.04 of this Agreement,  the Purchase Price with respect to any Mortgage Loans  purchased by Thornburg,  the Seller or
     TMI  pursuant to Section  3.25,  and all  proceeds of any  Mortgage  Loans or property  acquired  with respect thereto repurchased by Thornburg (or its assignee) or the Master Servicer pursuant to Section 10.01;

                 (v) any amounts  required to be  deposited  with respect to losses on  investments  of deposits in the Collection Account; and

                 (vi)any  other  amounts  received  by or on  behalf  of the  Master  Servicer  or  the  Securities
     Administrator and required to be deposited in the Collection Account pursuant to this Agreement.

         (b)  All amounts deposited to the Collection  Account shall be held by the Securities  Intermediary in the name of the  Indenture  Trustee in trust for the  benefit  of the  Indenture  Trustee  and the  Securityholders  in
accordance  with the terms and  provisions  of this  Agreement.  The  requirements  for  crediting  the  Collection
Account  shall be  exclusive,  it being  understood  and  agreed  that,  without  limiting  the  generality  of the foregoing,  payments in the nature of (i) late payment  charges or assumption,  tax service,  statement  account or payoff,  substitution,  satisfaction,  release  and other  like fees and  charges  (but  including,  in the case of
Thornburg,  all Prepayment Penalty Amounts) and (ii) the items enumerated in Subsections  4.03(a)(i),  (ii), (iii),
(iv), (vi),  (vii), (ix) and (x) and with respect to the Securities  Administrator  item (xi), need not be credited by the Master  Servicer or the related  Servicer to the Collection  Account.  In the event that the Master Servicer shall deposit or cause to be deposited to the  Collection  Account any amount not required to be credited  thereto, the  Securities  Intermediary , upon receipt of a written  request  therefor  signed by a Servicing  Officer of the
Master Servicer,  shall promptly transfer such amount to the Master Servicer,  any provision herein to the contrary notwithstanding.

         (c)  The amount at any time  credited to the  Collection  Account  shall be  invested,  in the name of the
Securities  Intermediary,  or its nominee,  for the benefit of the Indenture  Trustee and the  Securityholders,  in
Permitted  Investments  as  follows.  All net  earnings  on  Permitted  Investments  shall  be for the  benefit  of
Thornburg,  in its  capacity  as  Servicer,  except  that to the  extent  the  Collection  Account  is treated as a sub-account  of the Note Payment  Account,  the  investment  income with respect to  investment of the funds in the
Collection  Account  on the  Business  Day  prior to each  Payment  Date  shall be for the  benefit  of the  Master
Servicer.  All Permitted  Investments  made for the benefit of Thornburg shall be made at the written  direction of
Thornburg to the  Securities  Administrator  (or, if no such written  direction is received,  in investments of the type  specified  in clause  (vi) of the  definition  of  Permitted  Investments),  shall  mature or be  subject  to redemption  or  withdrawal  on or before,  and shall be held until,  the Business Day prior to the next  succeeding
Deposit Date.  Any and all  investment  earnings from such Permitted  Investments  shall be paid to Thornburg,  and the risk of loss of  moneys  resulting  from  such  investments  shall  be  borne by and be the risk of  Thornburg.
Thornburg  shall deposit the amount of any such loss in the Collection  Account within two Business Days of receipt of notification of such loss but not later than the next succeeding Payment Date.

         SECTION 4.03.  Permitted Withdrawals and Transfers from the Collection Account.

         (a)  The Securities  Administrator  will, from time to time on demand of a Servicer,  the Master Servicer, or for its own  account  as set  forth  below,  make or cause to be made such  withdrawals  or  transfers  from the
Collection  Account,  in the case of a demand by a Servicer,  as the  applicable  Servicer has  designated for such transfer or withdrawal  pursuant to the applicable  Servicing  Agreement,  or in the case of the Master Servicer as set forth below in this Section 4.03, or as the  Securities  Administrator  has  determined  to be  appropriate  in accordance herewith, for the following purposes:

                 (i) to reimburse  the Master  Servicer or any Servicer for any Advance of its own funds or of such
     Servicer's  own funds,  the right of the Master  Servicer  or a Servicer  to  reimbursement  pursuant  to this subclause (i) being limited to amounts received on a particular  Mortgage Loan  (including,  for this purpose, the Purchase Price therefor,  Insurance  Proceeds and  Liquidation  Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Advance was made;

                 (ii)to  reimburse  the Master  Servicer or any Servicer  from  Insurance  Proceeds or  Liquidation
     Proceeds  relating to a particular  Mortgage Loan for amounts expended by the Master Servicer or such Servicer in good faith in connection  with the  restoration of the related  Mortgaged  Property which was damaged by an
     Uninsured Cause or in connection with the liquidation of such Mortgage Loan;

                 (iii)     to reimburse the Master Servicer or any Servicer from Insurance  Proceeds  relating to a particular  Mortgage  Loan for insured  expenses  incurred with respect to such Mortgage Loan and to reimburse the  Master  Servicer  or such  Servicer  from  Liquidation  Proceeds  from a  particular  Mortgage  Loan  for
     Liquidation Expenses incurred with respect to such Mortgage Loan;

                 (iv)to pay the Master  Servicer or any Servicer,  as  appropriate,  from  Liquidation  Proceeds or
     Insurance  Proceeds  received in connection  with the liquidation of any Mortgage Loan, the amount which it or such  Servicer  would have been  entitled to receive  under  subclause  (viii) of this  Subsection  4.03(a) as servicing  compensation  on account of each  defaulted  Monthly  Payment  on such  Mortgage  Loan if paid in a timely manner by the related Mortgagor;

                 (v) to pay the Master  Servicer or any  Servicer  from the Purchase  Price for any Mortgage  Loan, the amount  which it or such  Servicer  would have been  entitled to receive  under  subclause  (viii) of this
     Subsection (a) as servicing compensation;

                 (vi)to reimburse  the Master  Servicer or any Servicer for  servicing  related  advances of funds, the right to  reimbursement  pursuant  to this  subclause  being  limited to amounts  received  on the related
     Mortgage Loan (including,  for this purpose,  the Purchase Price therefor,  Insurance Proceeds and Liquidation
     Proceeds) which represent late recoveries of the payments for which such servicing advances were made;

                 (vii)     to reimburse  the Master  Servicer or any  Servicer for any Advance or advance,  after a
     Realized Loss has been allocated  with respect to the related  Mortgage Loan if the Advance or advance has not been reimbursed pursuant to clauses (i) and (vi);

                 (viii)    to pay the Master  Servicer its monthly Master  Servicing Fee and any investment  income and other additional servicing compensation payable pursuant to Section 3.14;

                 (ix)to  reimburse  the  Master  Servicer  or  the  Securities   Administrator   for  any  expenses
     recoverable by the Master Servicer or the Securities Administrator pursuant to Sections 3.03 and 3.31;

                 (x) to pay Thornburg,  as a Servicer,  any  Prepayment  Penalty  Amounts and any earnings  payable pursuant to Section  4.02(c),  and to reimburse or pay any Servicer any such amounts as are due thereto  under the  applicable  Servicing  Agreement  and have not been  retained by or paid to the  Servicer,  to the extent provided in the related Servicing Agreement;

                 (xi)to reimburse the Indenture  Trustee,  the Owner Trustee and the Securities  Administrator  for
     expenses,  costs and  liabilities  incurred  by or  reimbursable  to it from funds of the Issuer  pursuant  to
     Sections 3.30, 3.31 or 8.05 (including  those related to the Custodian,  to the extent not paid by Thornburg), and to reimburse the Indenture  Trustee for any fees,  costs and expenses costs incurred by or reimbursable to it pursuant to Section 2.03(a), 7.01(b), 8.02, 8.05 or 8.07, to the extent not otherwise reimbursed to it;

                 (xii)     to make  distributions  of Retained  Interest to the  Retained  Interest  Holder on each
     Payment Date;

                 (xiii)    to pay to Thornburg (in its capacity as a Servicer) all  investment  earnings on amounts on deposit in the Collection Account to which it is entitled under Section 4.02(c);

                 (xiv)     to remove amounts deposited in error; and

                 (xv)to clear and terminate the Collection Account pursuant to Section 10.01.

         (b)  In addition,  on or before the Business  Day  immediately  preceding  each Deposit  Date,  the Master
Servicer shall deposit in the Collection  Account (or remit to the Securities  Administrator  for deposit  therein)
any Advances or Compensating  Interest  Payments,  to the extent required but not made by the related  Servicer and required to be made by the Master Servicer with respect to the Mortgage Loans.

         (c)  The Securities  Administrator or the Master Servicer shall keep and maintain separate accounting,  on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any payments or  reimbursements  from the
Collection  Account pursuant to subclauses (i) through (vii),  inclusive,  (ix) and (x) or with respect to any such amounts which would have been covered by such  subclauses had the amounts not been retained by the Master  Servicer without being deposited in the Collection Account under Section 4.02(b).

         (d)  In order to comply with its duties under the USA PATRIOT Act of 2001,  the  Securities  Administrator
shall obtain and verify certain  information and documentation  from the other parties hereto,  including,  but not limited to, each such party's name, address and other identifying information.

         SECTION 4.04.  The Note Payment Account.

         The Securities  Administrator shall establish and maintain in the name of the Securities  Intermediary for the benefit of the  Indenture  Trustee and the  Noteholders,  the Note Payment  Account  which shall be an Eligible
Account.  On each  Deposit  Date,  to the  extent  that the  Collection  Account is not a  sub-account  of the Note
Payment  Account,  the  Securities  Administrator  shall  withdraw,  on behalf of the Indenture  Trustee,  from the
Collection  Account the aggregate  Available  Funds for the related  Payment Date for deposit into the Note Payment
Account.  The Securities  Administrator  shall also deposit into the Note Payment  Account all amounts  received on behalf of the Issuer under the Yield Maintenance Agreements.

         In the event that the Securities  Administrator  shall remit into the Note Payment  Account any amount not required  to be  remitted  by it, it may at any time  withdraw  such  amount  from the Note  Payment  Account,  any provision  herein to the contrary  notwithstanding.  All funds  deposited in the Note Payment Account shall be held by the Securities  Intermediary in trust for the Noteholders,  until disbursed in accordance with this Agreement or withdrawn in accordance with Section 5.01.

         If the Note  Payment  Account  ceases  to be an  Eligible  Account,  the  Securities  Administrator  shall establish  a new Note  Payment  Account  that is an  Eligible  Account  within 10 days and  transfer  all funds and investment property on deposit in such existing Note Payment Account into such new Note Payment Account.

         All  funds  on  deposit  in the Note  Payment  Account  may be  invested  as  directed  by the  Securities
Administrator  in  Permitted  Investments  in the  name  of the  Securities  Intermediary  for the  benefit  of the
Indenture  Trustee and the  Noteholders  which  shall  mature no later than the Payment  Date,  provided  that such
Permitted  Investment is an  obligation  of the  Securities  Administrator  or otherwise  managed or advised by the
Securities  Administrator or an affiliate  thereof.  All income and gain net of realized losses on such investments shall be paid to the Master  Servicer as additional  master  servicing  compensation  except to the extent that the
Collection  Account is treated as a sub-account of the Note Payment Account,  in which case only investment  income earned  on the  Business  Day  prior to each  Payment  Date  shall be paid to the  Master  Servicer  as  additional servicing  compensation and any remaining  investment income shall be paid to Thornburg in its capacity as Servicer as  specified in Section  4.02(c).  The amount of any  realized  losses in the Note  Payment  Account in respect of such investments shall promptly be deposited therein by the Master Servicer.

         The  Indenture  Trustee in its fiduciary  capacity  shall not be liable for the amount of loss incurred in respect of any  investment  or lack of  investment  of funds  held in the  Collection  Account or the Note  Payment
Account.

         SECTION 4.05.  The Certificate Distribution Account

         The Securities Administrator,  for the benefit of the Certificateholders,  shall establish and maintain in the name of the Issuer an account (the  "Certificate  Distribution  Account")  entitled  "Certificate  Distribution
Account,  Wells Fargo Bank, N.A., as Securities  Administrator,  in trust for the holders of the Thornburg Mortgage
Securities  Trust  2007-3  Ownership  Certificates.  The  Certificate  Distribution  Account  shall be an  Eligible
Account.  If an  existing  Certificate  Distribution  Account  ceases to be an  Eligible  Account,  the  Securities
Administrator  shall establish a new Certificate  Distribution  Account that is an Eligible  Account within 10 days and transfer all funds and investment property on deposit in such existing  Certificate  Distribution  Account into such new Certificate Distribution Account.

         On each Payment Date,  the  Securities  Administrator  shall  withdraw  from the Note Payment  Account all amounts required to be deposited in the Certificate  Distribution  Account pursuant to Section  5.01(a)(iv)(P)  and
deposit  such  amounts  into  the  Certificate   Distribution   Account.  On  each  Payment  Date,  the  Securities
Administrator,  on behalf of the Issuer,  shall  distribute all amounts on deposit in the Certificate  Distribution
Account in  accordance  with the  provisions  of the Trust  Agreement.  On the Payment Date on which the  aggregate
Class Principal Amount of the Notes is reduced to zero, the Securities  Administrator  shall distribute all amounts remaining  on deposit in the  Certificate  Distribution  Account in  accordance  with the  provisions  of the Trust
Agreement in order to clear and terminate the Certificate  Distribution  Account in connection with the termination of this Agreement.

         SECTION 4.06.  The Reserve Fund; The Group 3 Final Maturity Reserve Account

         (a)      The  Securities  Administrator  shall  establish  and  maintain  in the  name  of the  Securities
Intermediary  for the benefit of the  Indenture  Trustee  and the  Noteholders  the Reserve  Fund which shall be an
Eligible  Account.  If an Existing  Reserve Fund ceases to be an Eligible  Account,  the  Securities  Administrator
shall  establish  a new  Reserve  Fund  that is an  Eligible  Account  within  10 days and  transfer  all funds and investment  property on deposit in the existing  Reserve Fund into such new Reserve Fund.  Amounts  deposited  into the Reserve Fund pursuant to Section  5.01(f)(i)  may be invested in Permitted  Investments  for the benefit of the
Securityholders  at the written  direction  of Thornburg to the  Securities  Administrator  (or, if no such written direction  is  received,  in  investments  of the type  specified  in clause (vi) of the  definition  of  Permitted
Investments  (which  investments  shall mature on or before,  and shall be held until, the next succeeding  Payment
Date).  Any risk of loss of moneys  resulting  from such Permitted  Investments  shall be borne by, and be the risk of Thornburg and  Thornburg  shall deposit the amount of any such loss in the Reserve Fund within two Business Days of receipt of  notification  of such loss from the  Securities  Administrator,  but not later than the Business Day prior to the next succeeding  Payment Date. The Securities  Administrator  will keep records by Mortgage Loan Group of the source of deposits  made into the Reserve  Fund  pursuant to Section  5.01(f)(i).  Amounts on deposit in the
Reserve Fund will be applied in accordance with Section 5.01(f)(i).

         (b)      The  Securities  Administrator  shall  establish  and  maintain  in the  name  of the  Securities
Intermediary  for the benefit of the Indenture  Trustee,  the Group 3  Noteholders  and the  Certificateholders  an
account (the "Group 3 Final Maturity  Reserve  Account") which shall be an Eligible  Account.  If an existing Group
3 Final Maturity Reserve Account ceases to be an Eligible Account,  the Securities  Administrator shall establish a new Group 3 Final  Maturity  Reserve  Account  that is an Eligible  Account  within ten (10) days and  transfer all funds and  investment  property on deposit in such existing Group 3 Final  Maturity  Reserve  Account into such new
Group 3 Final  Maturity  Reserve  Account.  The  Securities  Administrator  shall  deposit  into the  Group 3 Final
Maturity  Reserve  Account the Group 3 Final Maturity  Reserve  Amount  pursuant to Section  5.01(a)(iii)(A)  . The
Securities  Administrator  shall distribute the funds in the Group 3 Final Maturity Reserve Account pursuant to the priorities  set forth in Section  5.01(a) (vi).  Amounts on deposit in the Group 3 Final Maturity  Reserve  Account may be  invested  in  Permitted  Investments  by the  Securities  Administrator  for  the  benefit  of the  Group 3
Noteholders  at the  written  direction  of  Thornburg  (or if no such  written  instructions  are  received by the
Securities  Administrator from Thornburg,  in investments of the type specified in clause (vi) of the definition of
Permitted  Investments),  which investments shall mature on or before,  and shall be held until the next succeeding
Payment Date. Any investment  earning on such  Permitted  Investments  shall remain on deposit in the Group 3 Final
Maturity  Reserve  Account and be distributed in accordance  with the priorities set forth in Section  5.01(a)(vi).
Any risk of loss of  monies  resulting  from such  Permitted  Investments  shall be borne  by,  and be the risk of,
Thornburg and Thornburg  shall deposit the amount of any such loss into the Group 3 Final Maturity  Reserve Account within two  Business  Days of receipt of  notification  of such loss by the  Securities  Administrator,  but in any event not later than the Business Day prior to the next Payment Date.  Upon the earlier of the  termination  of the
Trust and July 2037 (the Stated  Maturity  Date of the Group 3 Notes),  any amounts  still  remaining on deposit in the Group 3 Final Maturity  Reserve  Account shall be  distributed  in accordance  with the priorities set forth in
Section 5.01(a) (vi)

         SECTION 4.07.  The Collateral Account

         (a)      The Securities Administrator shall establish and maintain in the name of the Securities
Intermediary for the benefit of the Indenture Trustee and the Noteholders one or more accounts (the "Collateral
Account") which shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other monies, including, without limitation, other monies of the Trust held by the Securities Administrator pursuant to this Agreement.  If an existing Collateral Account ceases to be an
Eligible Account, the Securities Administrator shall establish a new Collateral Account that is an Eligible
Account within ten (10) days and transfer all funds and investment property on deposit in such existing
Collateral Account into such new Collateral Account.  Funds required to be held pursuant to any of the Credit
Support Annexes shall be deposited into the Collateral Account.  Funds posted by the Yield Maintenance
Counterparty (or its credit support provider) in the Collateral Account shall be invested in Permitted
Investments as directed by the Yield Maintenance Counterparty (or its credit support provider) and any investment earnings on such amounts shall be remitted to the Yield Maintenance Counterparty (or its credit support provider)
pursuant to the terms of the related Credit Support Annex. Neither the Securities Administrator nor the Trust
shall have any liability for any losses incurred on such investments.  In the absence of written instructions from the Yield Maintenance Counterparty (or its credit support provider) as to the investment of funds in the
Collateral Account, such funds shall remain uninvested.

         (b)      On any Payment Date as to which a shortfall exists with respect to a Yield Maintenance Amount owed by the Yield Maintenance Counterparty as a result of its failure to make payments pursuant to the related
Yield Maintenance Agreement, amounts necessary to cover such shortfall shall be removed from the Collateral
Account and remitted to the Note Payment Account to be applied, together with Available Funds for the related
Payment Date with respect to the related Mortgage Loan Group, in accordance with the priorities set forth in
Section 5.01(a).  Upon termination of the Trust, any amounts remaining in the Collateral Account shall be distributed as required pursuant to the terms of the related Credit Support Annex.

         SECTION 4.08.  Control of the Trust Accounts

         (a)  The Depositor, the Issuer and the Indenture Trustee (is hereby directed to and does) hereby appoint
Wells Fargo Bank, N.A., as Securities Intermediary with respect to each of the Trust Accounts, and the Issuer has, pursuant to the Indenture, granted to the Indenture Trustee, for the benefit of the Noteholders, a security interest to secure all amounts due Noteholders hereunder in and to the Trust Accounts and the Security
Entitlements to all Financial Assets credited to the Trust Accounts, including without limitation all amounts, securities, investments, Financial Assets, investment property and other property from time to time deposited in or credited to the Trust Accounts and all proceeds thereof.  Amounts held from time to time in the Trust Accounts will continue to be held by the Securities Intermediary for the benefit of the Indenture Trustee, as collateral agent, for the benefit of the Noteholders.  Upon the termination of the Issuer or the discharge of the Indenture, the Securities Administrator on behalf of the Indenture Trustee shall inform the Securities Intermediary of such termination.  By acceptance of their Securities or interests therein, the Securityholders shall be deemed to have appointed Wells Fargo Bank N.A. as Securities Intermediary.  Wells Fargo Bank N.A. hereby accepts such appointment as Securities Intermediary;

         (b)  With respect to the Trust Account Property credited to the Trust Accounts, the Securities
Intermediary agrees that:

                  (i)      with respect to any Trust Account Property that is held in deposit accounts, each such deposit account shall be subject to the exclusive custody and control of the Securities Intermediary, and the Securities Intermediary shall have sole signature authority with respect thereto;

                  (ii)     all assets in the Trust Accounts are agreed by the Securities Intermediary to be treated as Financial Assets; and

                  (iii)    any such Trust Account Property that is, or is treated as, a Financial Asset shall be physically delivered (accompanied by any required endorsements) to, or credited to an account in the name of, the Securities Intermediary or other eligible institution maintaining any Trust Accounts in accordance with the Securities Intermediary's customary procedures such that the Securities Intermediary or such other institution establishes a Security Entitlement in favor of the Indenture Trustee with respect thereto over which the Securities Intermediary or such other institution has Control,

         (c)  The Securities Intermediary hereby confirms that (A) each Trust Account is an account to which
Financial Assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this
Agreement, treat the Indenture Trustee, as collateral agent, and the Securities Administrator on behalf of the
Indenture Trustee as entitled to exercise the rights that comprise any Financial Asset credited to any Trust
Account, (B) all Trust Account Property in respect of any Trust Account will be promptly credited by the
Securities Intermediary to the applicable account, and (C) all securities or other property underlying any
Financial Assets credited to any Trust Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to any Trust Account be registered in the name of the Issuer, payable to the order of the Issuer or specially endorsed to the Issuer, except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank.

         (d)  The Securities Intermediary hereby agrees that each item of property (whether investment property,
Financial Asset, security, instrument or cash) credited to any Trust Account shall be treated as a Financial
Asset.

         (e)  If at any time the Securities Intermediary shall receive an Entitlement Order from the Indenture
Trustee or from the Securities Administrator on its behalf directing transfer or redemption of any Financial
Asset relating to any Trust Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Issuer, the Securities Administrator or any other Person.  If at any time the Indenture
Trustee or Securities Administrator on its behalf notifies the Securities Intermediary in writing that the Issuer has been terminated or the Indenture discharged in accordance herewith and with the Trust Agreement or the
Indenture, as applicable, and the security interest granted pursuant to the Indenture has been released, then thereafter if the Securities Intermediary shall receive any order from the Issuer directing transfer or redemption of any Financial Asset relating to any Trust Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Indenture Trustee or any other Person.

         (f)  In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in any Trust Account or any Financial Asset credited thereto, the
Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Indenture Trustee.  The Financial Assets credited to the Trust Accounts will not be subject to deduction, set-off, banker's lien, or any other right in favor of any Person other than the Indenture Trustee (except that the Securities Intermediary may set-off the face amount of any checks which have been credited to any Trust
Account but are subsequently returned unpaid because of uncollected or insufficient funds).

         (g)  There are no other agreements entered into between the Securities Intermediary in such capacity and the Depositor or the Issuer with respect to any Trust Account.  In the event of any conflict between this
Agreement (or any provision of this Agreement) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

         (h)  The rights and powers granted under the Indenture and herein to the Indenture Trustee and the
Securities Administrator on behalf of the Indenture Trustee have been granted in order to perfect its security interest in the Trust Accounts and the Security Entitlements to the Financial Assets credited thereto, and are powers coupled with an interest and will neither be affected by the bankruptcy of the Issuer nor by the lapse of time.  The obligations of the Securities Intermediary hereunder shall continue in effect until the security interest of the Indenture Trustee in the Trust Accounts, and in such Security Entitlements, has been terminated pursuant to the terms of this Agreement and the Securities Administrator on behalf of the Indenture Trustee has notified the Securities Intermediary of such termination in writing.

         (i)  Notwithstanding anything else contained herein, the Issuer agrees that the Trust Accounts will be established only with the Securities Intermediary or another institution meeting the requirements of this
Section, which by acceptance of its appointment as Securities Intermediary agrees substantially as follows:  (1)
it will comply with Entitlement Orders related to the Trust Accounts issued by the Indenture Trustee, as collateral agent, or the Securities Administrator acting on its behalf, without further consent by the Issuer;
(2) until termination of the Issuer or discharge of the Indenture, it will not enter into any other agreement related to such accounts pursuant to which it agrees to comply with Entitlement Orders of any Person other than the Indenture Trustee, as collateral agent with respect to the Trust Accounts or the Securities Administrator
acting on its behalf; and (3) all assets delivered or credited to it in connection with such Trust Accounts and all investments thereof will be promptly credited to the applicable account.

         (j)  Notwithstanding the foregoing, the Issuer shall have the power to instruct the Indenture Trustee and the Securities Administrator, as applicable, to make withdrawals and distributions from the Trust Accounts for the purpose of permitting the Indenture Trustee and the Securities Administrator, as applicable, to carry out its duties under the Indenture.

         (k)  The Issuer agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments (including, without limitation, any financing statements under the Uniform Commercial Code or this Agreement) as may be necessary to perfect the interests created by this Section in favor of the Indenture Trustee and otherwise fully to effectuate the purposes, terms and conditions of this Section.  The Issuer shall promptly execute and deliver to the
Securities Administrator for filing any financing statements, amendments, continuation statements, assignments, certificates and other documents with respect to such interests and perform all such other acts as may be necessary in order to perfect or to maintain the perfection of the Indenture Trustee's security interest in the
Trust Account Property.

         In  connection  with the  transactions  contemplated  by the  Operative  Agreements  relating to the Trust
Account Property,  the Issuer authorizes the Securities  Administrator on behalf of the Indenture Trustee,  to file in any filing office any initial financing  statements,  any amendments to financing  statements,  any continuation statements, or any other statements or filings described in this Section 5.09.

         None of the  Securities  Intermediary  or any  director,  officer,  employee  or agent  of the  Securities
Intermediary  shall be under any liability to the Indenture  Trustee or the  Noteholders or any other person or for any action taken,  or not taken,  in good faith pursuant to this  Agreement,  or for errors in judgment;  provided, however,  that this provision shall not protect the Securities  Intermediary against any liability to the Indenture
Trustee,   the  Issuer  or  the  Noteholders  which  would  otherwise  be  imposed  by  reason  of  the  Securities
Intermediary's  willful  misconduct,  bad faith or  negligence  in the  performance  of its  obligations  or duties
hereunder.  The  Securities  Intermediary  and  any  director,   officer,  employee  or  agent  of  the  Securities
Intermediary  may rely in good faith on any  document of any kind which,  prima  facie,  is properly  executed  and submitted by any Person respecting any matters arising  hereunder.  The Securities  Intermediary  shall be under no duty to  inquire  into or  investigate  the  validity,  accuracy  or  content of such  document.  The Issuer  shall indemnify the Securities  Intermediary for and hold it harmless against any loss,  liability or expense arising out of or in connection  with this  Agreement and carrying out its duties  hereunder,  including the costs and expenses of defending  itself against any claim of liability,  except in those cases where the Securities  Intermediary  has been guilty of bad faith,  negligence  or willful  misconduct.  The  foregoing  indemnification  shall  survive any termination of this Agreement or the resignation or removal of the Securities Intermediary.

         The  Securities  Intermediary  shall be  entitled  to all of the  protections,  immunities,  benefits  and indemnities afforded to the Indenture Trustee under Articles VII  and VIII of the Indenture.

                                                     ARTICLE V

                                                   FLOW OF FUNDS

         SECTION 5.01.  Payments.

         (a)  On each Payment  Date,  the  Securities  Administrator  shall  withdraw  funds on deposit in the Note
Payment  Account to the extent of Available  Funds for each Mortgage Loan Group for such Payment Date and, based on the Payment Date Statement, make the following disbursements and transfers in the following order of priority:

                 (i) from the  Available  Funds for  Mortgage  Loan Group 1 and amounts  received  from the Group 1
     Yield  Maintenance  Agreement  the  following  shall be paid on each  Payment Date in the  following  order of priority to the Holders of the Class 1A-1 and Class 1A-2 Notes:

                          (A)       Current  Interest  on the Class 1A-1 and Class  1A-2  Notes for such date,  pro rata  (based on the  amount of  Current  Interest  to which  each such Class is entitled); and

                          (B)       principal  in an amount up to the  Senior  Principal  Distribution  Amount  for
                                    Mortgage  Loan Group 1 for that Payment  Date, to the Holders of the Class 1A-1 and Class  1A-2  Notes,  pro rata,  in  proportion  to their  respective  Class
                                    Principal  Amounts,  until the  Class  Principal  Amount of each such  Class is reduced to zero;

                 (ii)from the  Available  Funds for Mortgage  Loan Group 2 and amounts  received  under the Group 2
     Yield  Maintenance  Agreement  the  following  shall be paid on each  Payment Date in the  following  order of priority to the Holders of the Class 2A-1 and Class 2-A2 Notes:

                          (A)       Current  Interest  on the Class 2A-1 and Class 2-A2  Notes,  pro rata (based on the amount of Current Interest to which each such Class is entitled); and

                          (B)       principal  in an amount up to the  Senior  Principal  Distribution  Amount  for
                                    Mortgage  Loan Group 2 for that Payment  Date, to the Holders of the Class 2A-1 and Class  2-A2  Notes,  pro rata,  in  proportion  to their  respective  Class
                                    Principal  Amounts,  until the  Class  Principal  Amount of each such  Class is reduced to zero;

                 (iii)     from the  Available  Funds for  Mortgage  Loan Group 3 and  amounts  received  under the
     Group 3 Yield  Maintenance  Agreement the following  shall be paid on each Payment Date in the following order of priority to the Holders of the Class 3A-1 and Class 3A-2 Notes:

                           (A)      beginning with the Payment Date in July 2017 and each Payment Date  thereafter, to the Group 3 Final  Maturity  Reserve  Account,  the  Group 3 Final  Maturity
                                    Reserve Amount;

                           (B)      Current  Interest  on the Class 3A-1 and Class 3A-2  Notes,  pro rata (based on the amount of Current Interest to which each such Class is entitled); and

                           (C)      principal  in an amount up to the  Senior  Principal  Distribution  Amount  for
                                    Mortgage  Loan Group 3 for that Payment  Date, to the Holders of the Class 3A-1 and Class  3A-2  Notes,  pro rata,  in  proportion  to their  respective  Class
                                    Principal  Amounts,  until the  Class  Principal  Amount of each such  Class is reduced to zero;

                 (iv)from the  Available  Funds for Mortgage  Loan Group 4 and amounts  received  under the Group 4
     Yield  Maintenance  Agreement  the  following  shall be paid on each  Payment Date in the  following  order of priority to the Holders of the Class 4A-1, Class 4A-2, Class 4A-3 and Class 4A-4 Notes:

                           (A)      Current  Interest  on the Class  4A-1,  Class  4A-2,  Class 4A-3 and Class 4A-4
                                    Notes,  pro rata  (based on the amount of Current  Interest  to which each such
                                    Class is entitled); and

                           (B)      principal  in an amount up to the  Senior  Principal  Distribution  Amount  for
                                    Mortgage  Loan Group 4 for that Payment Date, to the Holders of the Class 4A-1,
                                    Class 4A-2,  Class 4A-3 and Class 4A-4 Notes,  pro rata, in proportion to their respective  Class Principal  Amounts,  until the Class Principal Amount of each such Class is reduced to zero;

                 (v) from amounts  remaining  after  giving  effect to the payments  specified in  subsections  (i)
     through (iv) above,  the following  amounts  shall be paid to the  Securityholders  in the following  order of priority:

                           (A)      to the Holders of the Class A-X Notes, Current Interest for that date;

                           (B)      to the Holders of the Class B-1 Notes, Current Interest for that date;

                           (C)      to the Holders of the Class B-1 Notes,  an amount  allocable to principal equal to its Pro Rata Share for such  Payment Date until the Class  Principal  Amount of such Class is reduced to zero;

                           (D)      to the Holders of the Class B-2 Notes, Current Interest for that date;

                           (E)      to the Holders of the Class B-2 Notes,  an amount  allocable to principal equal to its Pro Rata Share for such  Payment Date until the Class  Principal  Amount of such Class is reduced to zero;

                           (F)      to the Holders of the Class B-3 Notes, Current Interest for that date;

                           (G)      to the Holders of the Class B-3 Notes,  an amount  allocable to principal equal to its Pro Rata Share for such  Payment Date until the Class  Principal  Amount of such Class is reduced to zero;

                           (H)      to the Holders of the Class B-4 Notes, Current Interest for that date;

                           (I)      to the Holders of the Class B-4 Notes,  an amount  allocable to principal equal to its Pro Rata Share for such  Payment Date until the Class  Principal  Amount of such Class is reduced to zero;

                           (J)      to the Holders of the Class B-5 Notes Current Interest for that date;

                           (K)      to the Holders of the Class B-5 Notes,  an amount  allocable to principal equal to its Pro Rata Share for such  Payment Date until the Class  Principal  Amount of such Class is reduced to zero;

                           (L)      to the Holders of the Class B-6 Notes, Current Interest for that date;

                           (M)      to the Holders of the Class B-6 Notes,  an amount  allocable to principal equal to its Pro Rata Share for such  Payment Date until the Class  Principal  Amount of such Class is reduced to zero;

                           (N)      to the Holders of the Offered Notes,  on a pro rata basis (based on the Class A
                                    Available  Funds Cap  Shortfalls  to which  each such Class is  entitled),  any
                                    Class A Available Funds Shortfalls with respect to each such Class;

                           (O)      to the Holders of the Offered Notes,  on a pro rata basis (based on the Class A
                                    Deferred  Amounts to which each such Class is  entitled),  the Class A Deferred
                                    Amounts with respect to each such Class; and

                           (P)      to the Securities  Administrator for deposit into the Certificate  Distribution
                                    Account for  distribution  to  Certificateholders  in accordance with the Trust
                                    Agreement, any Available Funds then remaining,

                 (vi)On the  earlier  of the  Payment  Date in July  2037 and the  termination  of the  Trust,  the
     Securities  Administrator  shall distribute all funds on deposit in the Group 3 Final Maturity Reserve Account
     (including any investment earnings on deposit therein) in the following order of priority:

                           (A)      to  the  Group  3  Notes,  concurrently,  in  proportion  to  their  respective outstanding  Class  Principal  Amounts,  after giving  effect to all  principal distributions  made on such  Payment Date  pursuant to Section  5.01(a)(iii)(C)
                                    hereof,  in reduction of their  respective Class Principal  Amounts,  until the
                                    Class Principal Amount of each such Class has been reduced to zero;

                           (B)      to the Group 3 Notes,  to pay any Current  Interest for each such Class, to the extent  unpaid,  in the manner and in accordance  with the priorities set forth in Section 5.01(a)(iiii)(B);

                           (C)      to the Group 3 Notes,  to pay any Class A Available  Funds Cap  Shortfalls  for
                                    each such Class,  to the extent  unpaid,  in the manner and in accordance  with the priorities set forth in Section 5.01(a) (v) (N);

                           (D)      to the  Group 3 Notes,  to pay any  Class A  Deferred  Amounts  for  each  such
                                    Class,  to  the  extent  unpaid,  in the  manner  and in  accordance  with  the priorities set forth in Section 5.01(a)(v)(O); and

                           (E)      any  remaining  amounts in the Group 3 Final  Maturity  Reserve  Account  after making  the  payments  set forth in  clauses  (A)  through  (D) above  shall be distributed to the Securities  Administrator  for deposit into the  Certificate
                                    Distribution Account for distribution to the  Certificateholders  in accordance with the provisions of the Trust Agreement.

         (b)  Amounts to be paid to the Holders of a Class of Notes shall be payable  with  respect to all Notes of that Class, pro rata, based on the Note Principal  Amount or Note Notional Amount,  as applicable,  of each Note of that Class.

         (c)  [Reserved].

         (d)  [Reserved].

         (e)  Notwithstanding  the priority and allocation set forth in Section  5.01(a)(v)  above, if with respect to any Class of  Subordinate  Notes on any Payment Date the sum of the related Class  Subordination  Percentages of all Classes of Subordinate  Notes which have a higher numerical Class  designation than such Class (the "Applicable
Credit Support  Percentage")  is less than the Original  Applicable  Credit Support  Percentage for such Class,  no payment of Principal  Prepayments  or  Subsequent  Recoveries  will be made to any such  Classes  (the  "Restricted
Classes") and the amount of such Principal  Prepayment  otherwise  distributable to the Restricted Classes shall be distributed to the remaining  Classes of Subordinate  Notes, pro rata, based on the Class Principal  Amounts of the respective  Classes  immediately  prior to such  Payment  Date and shall be  distributed  in the  sequential  order provided in Section 5.01(a)(v) above.

         (f)  (i)  Notwithstanding  the priority and allocation set forth in Section  5.01(a)(i) through (v) above, on each Payment Date prior to the Senior Credit  Support  Depletion  Date but after the date on which the aggregate
Class  Principal  Amount of the Offered  Notes related to a Mortgage Loan Group has been reduced to zero, if either
(i) the  Aggregate  Subordinate  Percentage  on that  Payment Date is less than 200% of the  Aggregate  Subordinate
Percentage as of the Closing Date or (ii) the  outstanding  principal  balance of all Mortgage Loans  delinquent 60 days or more (including  Mortgage Loans in foreclosure and REO Property)  averaged over the prior six months,  as a percentage of the aggregate  Class  Principal  Amount of the  Subordinate  Notes,  is greater than or equal to 50%,
100% of the amounts  payable to the  Subordinate  Notes (as provided under clauses (2) and (3) of the definition of
Subordinate  Principal  Distribution  Amount with respect to the Mortgage  Loans in the Mortgage Loan Group related to such retired Class of Offered Notes)  otherwise  distributable  to each Class of  Subordinate  Notes pursuant to
Section  5.01(a)(v),  in reverse order of priority,  shall instead be deposited  into the Reserve Fund.  Amounts on deposit  in  the  Reserve  Fund  (including  all  net  investment  earnings  from  amounts  invested  in  Permitted
Investments)  will be applied on future  Payment Dates to make  principal  payments on the Offered Notes related to an  Undercollateralized  Group in the same  amounts and manner  described  in  subsection  (f)(ii) of this  Section
5.01.  If any amounts  remain in the Reserve  Fund after the Class  Principal  Amounts of all of the Offered  Notes
have been reduced to zero,  such amounts shall be allocated to the  Subordinate  Notes in the same  priorities that the  Subordinate  Principal  Distribution  Amount is  distributed  to such Classes  pursuant to Section  5.01(a)(v)
above;  provided,  however, if after making such payments,  the aggregate Class Principal Amount of the Subordinate
Notes exceeds the Pool Balance,  the Class Principal Amount of the Subordinate  Notes will be reduced by the amount of such excess in inverse order of priority (i.e.,  beginning with the Class of Subordinate  Notes then outstanding with the highest numerical Class designation) in accordance with Section 5.03(c).

                  (ii)     On any Payment Date on which any of the Group 1 Notes,  Group 2 Notes,  Group 3 Notes or
         Group 4 Notes constitutes an  Undercollateralized  Group (or Groups), all amounts otherwise  distributable as principal on the  Subordinate  Notes,  in reverse  order of priority  (or,  following the Senior Credit
         Support  Depletion Date,  such other amounts  described in the immediately  following  sentence),  will be paid as principal  to the Offered  Notes of such  Undercollateralized  Group  pursuant to Section  5.01(a)
         first, up to the Principal  Deficiency Amount for the  Undercollateralized  Group (such  distribution,  an
         "Undercollateralization  Payment")  and  second,  to  pay to  the  Subordinate  Notes  and  the  Ownership
         Certificates  in the same order and priority as provided in Section  5.01(a)(v).  In the event that any of the  Group 1 Notes,  Group 2 Notes,  Group 3 Notes or  Group 4 Notes  constitutes  an  Undercollateralized
         Group  (or  Groups)  on  any  Payment  Date  following  the  Senior  Credit  Support  Depletion  Date,  an
         Undercollateralization   Payment  will  be  made  from  the  excess  of  the  Available   Funds  from  the
         Overcollateralized  Group (or Groups)  remaining after all required  amounts have been paid to the related
         Class  or  Classes  of  Offered  Notes  of such  Overcollateralized  Group.  In the  event  there  are two
         Undercollateralized  Groups,  any amounts  paid from the  Overcollateralized  Group will be  allocated  in proportion  to the amount of  undercollateralization  for each such  Undercollateralized  Group.  All such payments shall be made in accordance with the priorities set forth in Section 5.01(a) above.

         (g)   [Reserved]

         (h)  [Reserved].

         SECTION 5.02.  [Reserved].

         SECTION 5.03.  Allocation of Realized Losses.

         (a)  On or prior to each Determination  Date, the Securities  Administrator shall aggregate the loan-level information  provided by the Master  Servicer  with respect to the total amount of Realized  Losses,  if any,  with respect  to the  Mortgage  Loans in each  Mortgage  Loan  Group  for the  related  Payment  Date and  include  such information in the Payment Date Statement.

         (b)  Realized  Losses with respect to each  Mortgage  Loan Group shall be allocated on any Payment Date as follows:

                  first,  to  the  Subordinate  Notes  in  reverse  order  of  their  respective   numerical  Class
                  designations  (beginning  with the Class of Subordinate  Notes with the highest  numerical  Class designation) until the Class Principal Amount of each such Class is reduced to zero; and

                  second,  but only to the extent that any  Realized  Losses  remaining  after the  allocations  in clause first exceeds amounts then on deposit in the Reserve Fund for such Payment Date,

                           (A)      with respect to Mortgage Loan Group 1, to the Class 1A-1 Notes and the Class
                  1A-2 Notes, until the Class Principal Amount of such Class is reduced to zero; provided, however, the amounts of any Realized Losses to be so allocated to the Class 1A-1 Notes shall instead be allocated to the Class 1A-2 Notes until the Class Principal Amount of the Class 2A-2
                  Notes has been reduced to zero;

                           (B)      with respect to Mortgage Loan Group 2, to the Class 2A-1 Notes and Class 2A-2
                  Notes, pro rata, until the Class Principal Amount of each such Class is reduced to zero;
                  provided, however, the amount of any Realized Losses to be so allocated to the Class 2A-1 Notes shall instead be allocated to the Class 2A-2 Notes until the Class Principal Amount of the
                  Class A-2B Notes has been reduced to zero;

                           (C)      with respect to Mortgage Loan Group 3, to the Class 3A-1  Notes and Class 3A-2
                  Notes, pro rata, until the Class Principal Amount of each such Class is reduced to zero;
                  provided, however, the amount of any Realized Losses to be so allocated to the Class 3A-1
                  Notes, shall instead be allocated to the Class 3A-2 Notes until the Class Principal Amount of the Class 3A-2 Notes has been reduced to zero; and

                           (D)      with respect to Mortgage Loan Group 4, to the Class 4A-1 Notes, Class 4A-2
                  Notes, Class 4A-3 Notes and Class 4A-4 Notes, pro rata, until the Class Principal Amount of each such Class is reduced to zero; provided, however, the amount of any Realized Losses to be so allocated to the Class 4A-1 Notes, shall instead be allocated to the Class 4A-2 Notes until the Class 4A-2 Notes has been reduced to zero and the amount of any Realized Losses to be so allocated  to the Class 4A-3 Notes shall instead be allocated to the Class 4A-4 Notes until the
                  Class Principal Amount of the Class 4A-4 Notes has been reduced to zero.

         (c)  The Class  Principal  Amount of the Class of  Subordinate  Notes then  outstanding  with the  highest numerical  Class  designation  shall be reduced on each Payment Date by the amount,  if any, by which the aggregate of the Class  Principal  Amounts of all  outstanding  Classes of Notes  (after  giving  effect to the  payments  of principal and the  allocation of Realized  Losses on such Payment Date) exceeds the aggregate of the sum of (i) the
Scheduled  Principal  Balances of all the Mortgage  Loans for the  following  Payment Date and (ii) amounts then on deposit in the Reserve Fund.

         (d)  Any Realized Loss allocated to a Class of Notes or any reduction in the Class  Principal  Amount of a
Class of Notes pursuant to Section  5.03(b) or (c) shall be allocated  among the Notes of such Class,  pro rata, in proportion to their respective Note Principal Amounts.

         (e)  Any allocation of Realized  Losses to a Note or any reduction in the Note Principal  Amount of a Note pursuant  to  Section  5.03(b)  or (c)  shall be  accomplished  by  reducing  the  Note  Principal  Amount  thereof immediately  following the payments made on the related  Payment Date in  accordance  with the  definition of "Note
Principal Amount."

         SECTION 5.04.  Statements.

         (a)  Two Business Days prior to the applicable  Auction Payment Date, the Securities  Administrator  shall make available to the Auction  Administrator,  and  concurrently  with each payment to Noteholders,  the Securities
Administrator  shall make available to each Noteholder,  the Seller, the Initial Seller,  the Master Servicer,  the
Indenture Trustee,  the Yield Maintenance  Counterparty and the Rating Agencies,  a statement based, as applicable, on loan-level  information  provided to it by the Master Servicer and the Servicers (the "Payment Date  Statement")
as to the  payments to be made or made,  as  applicable,  on such  Payment  Date.  Information  in the Payment Date
Statement  relating to or based on amounts to be received under the Yield Maintenance  Agreements shall be based on information provided by the Yield Maintenance  Counterparty  regarding any Yield Maintenance Amounts required to be paid by the Yield  Maintenance  Counterparty  for the  related  Payment  Date  pursuant  to the  Yield  Maintenance
Agreements.  The Payment Date Statement shall include the following:

                 (i) the amount of the  payment  made on such  Payment  Date to the  Holders of each Class of Notes allocable to principal;

                 (ii)the amount of the  payment  made on such  Payment  Date to the  Holders of each Class of Notes allocable to interest;

                 (iii)     the  Senior  Percentage,  Senior  Prepayment  Percentage,   Subordinate  Percentage  and
     Subordinate Prepayment Percentage with respect to each Mortgage Loan Group for the following Payment Date;

                 (iv)the  aggregate  amount of Advances  for the related Due Period and the amount of  unreimbursed
     Advances;

                 (v) each  Mortgage  Loan Group  Balance and related  Available  Funds Cap for each  Mortgage  Loan
     Group at the Close of Business at the end of the related Due Period;

                 (vi)the  aggregate  Principal  Balance  of the 1-Year CMT  Indexed  Mortgage  Loans and 3-Year CMT
     Indexed Mortgage Loans at the Close of Business at the end of the related Due Period;

                 (vii)     the aggregate  Principal  Balance of the 6-Month LIBOR Indexed  Mortgage Loans,  1-Month
     LIBOR Indexed  Mortgage  Loans and 1-Year LIBOR Indexed  Mortgage Loans at the Close of Business at the end of
     the related Due Period;

                 (viii)    the aggregate  Principal  Balance of the 1-Year MTA Indexed  Mortgage Loans at the Close
     of Business at the end of the related Due Period;

                 (ix)the amount of the Master Servicing Fees paid to or retained by the Master Servicer;

                 (x) the  aggregate amount of Servicer Fees paid to or retained by the Servicers;

                 (xi)to the extent such  amounts are paid out of any Trust  Account,  the amount of fees,  expenses or  indemnification  amounts paid by the Issuer with an  identification of the general purpose of such amounts and the party receiving such amounts;

                 (xii)     for each Mortgage Loan Group, the number,  weighted average  remaining term to maturity, weighted  average life and weighted  average Mortgage Rate of the related Mortgage Loans as of the related Due
     Date;

                 (xiii)    the number and aggregate  unpaid  principal  balance of Mortgage Loans, in the aggregate and for each  Mortgage  Loan Group,  using the "MBA" method  (a) 30 to 59 days  Delinquent,  (b) 60 to 89 days
     Delinquent,  (c) 90 or more days Delinquent,  (d) as to which foreclosure  proceedings have been commenced and
     (e) in bankruptcy, in each case as of the close of business on the last day of the preceding calendar month;

                 (xiv)     the rolling six-month delinquency rate for that Payment Date;

                 (xv)the total number and  cumulative  principal  balance of all REO  Properties  in each  Mortgage
     Loan Group as of the Close of Business of the last day of the preceding Due Period;

                 (xvi)     the  aggregate  amount of Principal  Prepayments  and  Prepayment  Penalty  Amounts with respect to each Mortgage Loan Group made during the related Prepayment Period;

                 (xvii)    the aggregate  amount of Realized  Losses for each  Mortgage  Loan Group and  Subsequent
     Recoveries  incurred  during  the  related  Due  Period  and the  cumulative  amount of  Realized  Losses  and
     Subsequent Recoveries as of such Payment Date;

                 (xviii)   the cumulative amount of Realized Losses for each Mortgage Loan Group;

                 (xix)     the  Realized  Losses and  Subsequent  Recoveries,  if any,  allocated  to each Class of
     Notes on the related Payment Date;

                 (xx)the Class  Principal  Amount of each Class of Notes after giving  effect to any  distributions made thereon, on such Payment Date;

                 (xxi)     the Current  Interest in respect of each Class of Notes,  for such  Payment Date and the respective  portions  thereof,  if any,  remaining unpaid following the payments made in respect of such Notes on such Payment Date;

                 (xxii)    the amount of Deferred  Interest and Net Deferred  Interest  with respect to the Group 1
     Notes;

                 (xxiii)   the Available Funds with respect to each Mortgage Loan Group;

                 (xxiv)    the Note  Interest  Rate for each Class of Notes for such  Payment Date and the level of
     One-Month LIBOR or One-Year LIBOR, as applicable, used to determine the applicable Note Interest Rate;

                 (xxv)     the aggregate  Principal  Balance of Mortgage Loans  purchased  hereunder by the Initial
     Seller,  the Seller or TMI during the  related  Due  Period,  and  indicating  the  Section of this  Agreement requiring or allowing the purchase of each such Mortgage Loan;

                 (xxvi)    the amount of any Principal  Deficiency  Amounts or accrued  interest amounts paid to an
     Undercollateralized Group or amounts paid pursuant to Section 5.01(f)(i);

                 (xxvii)   (A) the  amounts  paid to each Class of Offered  Notes  from Yield  Maintenance  Amounts received from the Yield  Maintenance  Counterparty  for such period,  expressed as a dollar amount and (B) the
     Yield  Maintenance  Amount and applicable  Strike Rate for each Yield  Maintenance  Agreement for such Payment
     Date;

                 (xxviii)  on the  applicable  Auction  Payment  Date,  the Par Price (as  defined  in the  Auction
     Administration  Agreement)  for each  Class of  Auction  Notes  as  reported  to the  Master  Servicer  by the
     Securities Administrator;

                 (xxix)    the  total  number  of  Mortgage  Loans in the  aggregate  and the  aggregate  Scheduled
     Principal  Balance  in the  aggregate  and  separately  for the Group 1 Mortgage  Loans,  the Group 2 Mortgage
     Loans,  the Group 3 Mortgage  Loans and the Group 4 Mortgage  Loans,  in each case at the close of business at the end of the related Due Period;

                 (xxx)     the amount, if any, remaining on deposit in the Reserve Fund; and

                 (xxxi)    the amount, if any, remaining on deposit in the Group 3 Final Maturity Reserve Account.

         The  Securities  Administrator  will make the Payment Date Statement  (and, at its option,  any additional files containing the same information in an alternative  format)  available each month to  Securityholders  and the
other  parties  to  this  Agreement  via  the  Securities   Administrator's   internet   website.   The  Securities
Administrator's  internet  website  shall  initially  be  located  at  "www.ctslink.com."  Assistance  in using the website  can be obtained  by calling  the  Securities  Administrator's  customer  service  desk at  1-866-846-4526.
Parties that are unable to use the above  distribution  option are entitled to have a paper copy mailed to them via first class mail by calling the customer  service desk and  indicating  such. The  Securities  Administrator  shall have the right to change the way such reports are  distributed in order to make such  distribution  more convenient and/or more  accessible  to the  parties,  and the  Securities  Administrator  shall  provide  timely and  adequate notification to all parties regarding any such change.

         In the case of  information  furnished  pursuant to  subclauses  (i) and (ii) above,  the amounts shall be expressed in a separate  section of the report as a dollar  amount for each Class for each $1,000  original  dollar amount as of the Cut-Off Date.

         (b)  Within  a  reasonable   period  of  time  after  the  end  of  each  calendar  year,  the  Securities
Administrator  shall,  upon written request,  furnish to each Person who at any time during the calendar year was a
Noteholder,  if requested in writing by such Person,  such  information  as is  reasonably  necessary to provide to such Person a statement  containing  the  information  set forth in subclauses  (i) and (ii) above,  aggregated for such  calendar  year or  applicable  portion  thereof  during  which such  Person was a  Noteholder  and such other customary  information which a Securityholder  reasonably  requests to prepare its tax returns.  Such obligation of the Securities  Administrator  shall be deemed to have been satisfied to the extent that  substantially  comparable information  shall be prepared and furnished by the Securities  Administrator  to  Securityholders  pursuant to any requirements of the Code as are in force from time to time.

         (c)  On each Payment Date,  the  Securities  Administrator  shall supply an  electronic  tape to Bloomberg
Financial Markets,  Inc. in a format acceptable to Bloomberg Financial Markets,  Inc. on a monthly basis, and shall supply an electronic tape to Loan  Performance and Intex Solutions in a format  acceptable to Loan  Performance and
Intex Solutions on a monthly basis.

         SECTION 5.05.  Remittance Reports; Advances.

         (a)  No later than the second  Business Day following each  Determination  Date, the Master Servicer shall deliver to the  Securities  Administrator  by  telecopy  or  electronic  mail (or by such other means as the Master
Servicer and the Securities  Administrator  may agree from time to time) the Remittance  Report with respect to the related  Payment Date.  Not later than the Close of Business New York time three Business Days prior to the related
Payment  Date,  the Master  Servicer  shall  deliver or cause to be delivered to the  Securities  Administrator  in addition to the  information  provided on the  Remittance  Report,  such other  loan-level  information  reasonably available  to it with respect to the Mortgage  Loans as the  Securities  Administrator  may  reasonably  require to perform the calculations necessary to make the payments contemplated by Section 5.01.

         (b)  If the  Monthly  Payment on a  Mortgage  Loan that was due on a related  Due Date and is  delinquent, other than as a result of  application  of the Relief Act or similar  state or local law, and for which the related
Servicer was required to make an advance pursuant to the related  Servicing  Agreement exceeds the amount deposited in the  Collection  Account  which  will be used for an advance  with  respect to such  Mortgage  Loan,  the Master
Servicer will deposit in the Collection  Account not later than the Business Day immediately  preceding the related
Payment Date an amount equal to such  deficiency,  net of the Servicing Fee and the Master  Servicing Fee, for such
Mortgage  Loan except to the extent the Master  Servicer  determines  any such  Advance to be  Nonrecoverable  from
Liquidation  Proceeds,  Insurance  Proceeds or future  payments  on the  Mortgage  Loan for which such  Advance was made.  Subject to the foregoing,  the Master  Servicer  shall continue to make such Advances  through the date that the related  Servicer is required to do so under its  Servicing  Agreement.  If  applicable,  on the  Business  Day immediately  preceding the related Payment Date, the Master Servicer shall present an Officer's  Certificate to the
Securities  Administrator  and the  Indenture  Trustee (i) stating  that the Master  Servicer  elects not to make a
Advance in a stated amount and (ii) detailing the reason it deems the advance to be Nonrecoverable.

         SECTION 5.06.  Compensating Interest Payments.

         The amount of the Master  Servicing  Fee payable to the Master  Servicer  in respect of any  Payment  Date shall be reduced (but not below zero) by the amount of any  Compensating  Interest  Payment for such Payment  Date, but only to the extent that Interest  Shortfalls  relating to such Payment Date are required to be paid but are not actually  paid by the related  Servicers  on the  applicable  Servicer  Remittance  Date.  Such amount shall not be treated as an Advance and shall not be reimbursable to the Master Servicer.

         SECTION 5.07.  [Reserved].

         SECTION 5.08.  [Reserved].

         SECTION 5.09.  Yield Maintenance Amounts.

         (a)  The  Securities  Administrator  is hereby  directed by the Depositor to execute and deliver the Yield
Maintenance  Agreements  on  behalf  of the  Issuer,  for the  benefit  of the  Group 1 Notes  (the  "Group 1 Yield
Maintenance  Agreement"),  the Group 2 Notes (the "Group 2 Yield  Maintenance  Agreement"),  the Group 3 Notes (the
"Group 3 Yield  Maintenance  Agreement")  and for the benefit of the Group 4 Notes (the "Group 4 Yield  Maintenance
Agreement"),  in the forms  presented to it by the  Depositor  and shall have no  responsibility  for the contents, adequacy or sufficiency of the Yield Maintenance  Agreements,  including,  without limitation,  the representations and  warranties  contained  therein.  Each Holder of an Offered  Note is deemed,  by  acceptance  of such Note,  to authorize the Securities Administrator to execute and deliver the Yield Maintenance Agreements.

         (b)  Pursuant  to each  Yield  Maintenance  Agreement,  the  Yield  Maintenance  Counterparty  shall  have provided the  Securities  Administrator,  the  Indenture  Trustee and the Master  Servicer with notice of the Yield
Maintenance  Amount, if any, to be paid by the Yield Maintenance  Counterparty to the Securities  Administrator for
the  account  of the  Issuer  pursuant  to such  Yield  Maintenance  Agreement  for each  Payment  Date.  Any Yield
Maintenance  Amount  received by the  Securities  Administrator  pursuant  to any Yield  Maintenance  Agreement  in connection  with each such Payment Date shall be  deposited  into the Note Payment  Account and shall be applied on each Payment  Date,  together  with  Available  Funds for such date with respect to each  Mortgage  Loan Group,  in accordance with the priorities set forth in Section 5.01(a).

         SECTION 5.10.  Subsequent Recoveries.

         (a)  The  Class  Principal  Amount  of any  Class of Notes to  which a  Realized  Loss has been  allocated
(including  any such  Class for which  the  related  Class  Principal  Amount  has been  reduced  to zero)  will be increased up to the amount of Subsequent Recoveries for such Payment Date as follows:

                      (i) first,  to increase  the Class  Principal  Amount of each such Class of Offered  Notes of the related  Mortgage Loan Group,  pro rata, up to the amount of Realized Losses  previously  allocated to reduce the Class Principal Amount for each such Class, and

                      (ii)second,  to increase the Class Principal Amount of each such Class of Subordinate  Notes, in order of  seniority,  up to the amount of  Realized  Losses  previously  allocated  to reduce the Class
         Principal Amount for each such Class.

         (b)  Any increase to the Class  Principal  Amount of a Class of Notes shall  increase  the Note  Principal
Amount of each Note of the related Class pro rata in accordance with the applicable Percentage Interest.

                                                    ARTICLE VI

                                                    [Reserved]

                                                    ARTICLE VII

                                                      DEFAULT

         SECTION 7.01.  Event of Default.

         (a)  If any one of the following events (each, an "Event of Default") shall occur and be continuing:

                 (i) the failure by the Master  Servicer to (A) make any Advance on the  Business  Day  immediately preceding  the related  Payment Date or (B) to deposit in the  Collection  Account any deposit  required to be made under the terms of this Agreement,  and in either case such failure continues  unremedied for a period of three  Business  Days after the date upon  which  written  notice of such  failure,  requiring  the same to be remedied,  shall have been given to the Master  Servicer  (or, if  applicable,  such shorter time period as is provided in the penultimate sentence of Section 7.01(c)); or

                 (ii)the failure by the Master Servicer duly to observe or perform,  in any material  respect,  any other  covenants,  obligations  or agreements  of the Master  Servicer as set forth in this  Agreement,  which failure  continues  unremedied  for a period  of 60 days,  in each case  after  the date (A) on which  written notice of such  failure,  requiring the same to be remedied,  shall have been given to the Master  Servicer by the Indenture Trustee or to the Master Servicer and the Indenture  Trustee by Noteholders  evidencing at least
     25% of the Voting Rights or (B) on which a Servicing  Officer of the Master  Servicer has actual  knowledge of such failure (or, in the case of a breach of its obligation  beyond any  applicable  cure period to provide an assessment of compliance,  an attestation report or a Sarbanes-Oxley  Certification  pursuant to Sections 3.16 and 3.18, respectively); or

                 (iii)     the  entry  against  the  Master  Servicer  of a decree or order by a court or agency or supervisory  authority  having  jurisdiction  in the premises for the  appointment of a trustee,  conservator, receiver or liquidator in any insolvency,  conservatorship,  receivership,  readjustment of debt,  marshalling of assets and  liabilities or similar  proceedings,  or for the winding up or liquidation of its affairs,  and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or

                 (iv)the Master  Servicer shall  voluntarily go into  liquidation,  consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency,  readjustment of debt,  marshalling of assets and  liabilities or similar  proceedings of or relating to the Master  Servicer or of or relating to all or substantially all of its property;  or a decree or order of a court or agency or supervisory  authority having  jurisdiction  in the premises for the  appointment of a conservator,  receiver,  liquidator or similar
     person  in  any  insolvency,   readjustment  of  debt,  marshalling  of  assets  and  liabilities  or  similar proceedings,  or for the winding-up or liquidation of its affairs,  shall have been entered against the Master
     Servicer  and such  decree or order  shall have  remained in force  undischarged,  unbonded or unstayed  for a period of 60 days; or the Master  Servicer shall admit in writing its inability to pay its debts  generally as they become due, file a petition to take advantage of any  applicable  insolvency or  reorganization  statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

         (b)  then,  and in each and every such case,  so long as an Event of Default  shall not have been remedied within the  applicable  grace  period,  the  Indenture  Trustee  shall,  at the written  direction  of the Majority
Securityholders,  or at its option may, with the consent of Thornburg (not to be unreasonably  withheld), by notice then given in writing to the Master  Servicer,  terminate all of the rights and  obligations of the Master Servicer as master  servicer  under  this  Agreement.  Any such  notice to the Master  Servicer  shall also be given to each
Rating Agency,  the Depositor,  the Owner Trustee and the Sellers.  On or after the receipt by the Master  Servicer
(and by the  Indenture  Trustee if such notice is given by the Holders) of such written  notice,  all authority and power of the Master  Servicer  under this  Agreement,  whether with  respect to the Notes or the Mortgage  Loans or otherwise,  shall pass to and be vested in the  Indenture  Trustee and the Indenture  Trustee is hereby  authorized and empowered to execute and deliver, on behalf of the Master Servicer,  as attorney-in-fact or otherwise,  any and all documents and other  instruments,  and to do or accomplish all other acts or things necessary or appropriate to effect the  purposes of such notice of  termination,  whether to complete  the  transfer  and  endorsement  of each
Mortgage  Loan and related  documents or  otherwise.  The Master  Servicer  agrees to cooperate  with the Indenture
Trustee  in  effecting  the  termination  of the  responsibilities  and rights of the  Master  Servicer  hereunder, including,  without limitation,  the delivery to the Indenture Trustee of all documents and records requested by it to enable it to assume the Master  Servicer's  functions  under this Agreement  within ten Business Days subsequent to such notice and the transfer  within one Business Day  subsequent  to such notice to the  Indenture  Trustee for the  administration  by it of all cash  amounts  that  shall at the time be held by the Master  Servicer  and to be deposited by it in the  Collection  Account,  any REO Account or any Servicing  Account or that have been deposited by the Master  Servicer  in such  accounts  or  thereafter  received  by the Master  Servicer  with  respect to the
Mortgage Loans or any REO Property  received by the Master Servicer.  All reasonable costs and expenses  (including attorneys' fees) incurred in connection with  transferring the Master  Servicer's  duties and the Mortgage Files to the successor  Master Servicer and amending this Agreement to reflect such  succession as Master Servicer  pursuant to this Section shall be paid by the  predecessor  Master  Servicer (or if the  predecessor  Master Servicer is the
Indenture  Trustee,  the initial Master Servicer) upon  presentation of reasonable  documentation of such costs and expenses.  The  termination of the rights and  obligations of the Master Servicer shall not affect any liability it may have incurred prior to such  termination.  To the extent that such costs and expenses of the Indenture  Trustee are not fully and timely  reimbursed by the predecessor  Master Servicer,  the Indenture  Trustee shall be entitled to reimbursement of such costs and expenses from the Collection Account.

         (c)  The  Securities  Administrator  shall  not later  than the  close of  business  on the  Business  Day immediately  preceding the related  Payment Date notify the Indenture  Trustee in writing of the Master  Servicer's failure  to make any  Advance  required  to be made  under  this  Agreement  on such  date and the  amount  of such
Advance.  By no later than 10:00 A.M.  (Chicago time) on the relevant  Payment Date,  the Securities  Administrator shall notify the  Indenture  Trustee of the  continuance  of such failure or that the Master  Servicer has made the
Advance,  as the case may be.  Notwithstanding  the terms of the Event of  Default  described  in clause  (i)(A) of
Section  7.01(a),  the Indenture  Trustee,  upon receipt of written  notice on the Payment Date from the Securities
Administrator  of the  continuance of the failure of the Master  Servicer to make an Advance,  shall,  by notice in writing to the Master  Servicer,  which may be  delivered by  telecopy,  immediately  suspend all of the rights and obligations of the Master Servicer  thereafter  arising under this Agreement,  but without  prejudice to any rights it may have as a Securityholder  or to reimbursement of outstanding  Advances or other amounts for which the Master
Servicer was entitled to  reimbursement  as of the date of suspension,  and the Indenture  Trustee,  subject to the cure provided for in this  paragraph,  if available,  shall act as provided in Section 7.02 to carry out the duties of the Master  Servicer,  including  the  obligation  to make any Advance the  nonpayment  of which is described in clause (i)(A) of Section  7.01(a).  Any such action taken by the Indenture  Trustee must be prior to the payment on the relevant  Payment Date,  and shall have all of the rights  incidental  thereto.  If the Master  Servicer  shall within two Business Days following  such  suspension  remit to the Indenture  Trustee the amount of any Advance the nonpayment  of which by the Master  Servicer is described in clause  (i)(A) of Section  7.01(a),  together with all other amounts necessary to reimburse the Indenture  Trustee for actual,  necessary and reasonable costs incurred by the Indenture  Trustee  because of action taken pursuant to this subsection  (including  interest on any Advance or other amounts paid by the Indenture  Trustee (from and including the respective  dates thereof) at a per annum rate equal to the prime rate for U.S. money center  commercial banks as published in the Wall Street Journal),  then the
Indenture  Trustee,  subject to the last two  sentences  of this  paragraph,  shall  permit the Master  Servicer to resume its rights and  obligations as Master  Servicer  hereunder.  If the Master Servicer shall fail to remit such amounts to the Indenture  Trustee  within such two Business  Days after the Payment Date,  then an Event of Default shall  occur and such  notice of  suspension  shall be deemed to be a notice of  termination  without  any  further action on the part of the  Indenture  Trustee.  The  Master  Servicer  agrees  that if it fails to make a  required
Advance by 10:00  A.M.  (Chicago  time) on the  related  Payment  Date on more than two  occasions  in any 12 month period,  the Indenture  Trustee shall be under no obligation to permit the Master Servicer to resume its rights and obligations as Master Servicer hereunder,  and  notwithstanding the cure period provided in Section  7.01(a)(i)(A), an Event of Default shall be deemed to have occurred on the relevant Payment Date.

         SECTION 7.02.  Indenture Trustee to Act.

         (a)  From and after the date the Master  Servicer  (and the  Indenture  Trustee,  if notice is sent by the
Holders)  receives a notice of termination  pursuant to Section 7.01, the Indenture  Trustee shall be the successor in all  respects  to the  Master  Servicer  in its  capacity  as  master  servicer  under  this  Agreement  and the transactions  set forth or  provided  for  herein  and shall be  subject  to all the  responsibilities,  duties and liabilities  relating  thereto  placed on the Master  Servicer by the terms and  provisions  hereof  arising on and after its succession.  As compensation  therefor,  the Indenture  Trustee shall be entitled to such compensation as the Master  Servicer  would have been  entitled  to  hereunder  if no such  notice of  termination  had been given.
Notwithstanding  the above,  (i) if the Indenture  Trustee is unwilling to act as successor Master Servicer or (ii)
if the  Indenture  Trustee is legally  unable so to act,  subject to the rights of  Thornburg  under  Section  3.33 hereof,  the  Indenture  Trustee  shall  appoint or petition a court of  competent  jurisdiction  to  appoint,  any established housing and home finance  institution,  bank or other mortgage loan or home equity loan servicer having a net worth of not less than  $15,000,000  as the successor to the Master  Servicer  hereunder in the assumption of all or any part of the  responsibilities,  duties or liabilities of the Master Servicer hereunder;  provided,  that the  appointment  of any such  successor  Master  Servicer  shall not  result in the  qualification,  reduction  or withdrawal  of the  ratings  assigned to the Notes by each Rating  Agency as  evidenced  by a letter to such effect from each  Rating  Agency.  Pending  appointment  of a  successor  to the  Master  Servicer  hereunder,  unless the
Indenture  Trustee is  prohibited  by law from so acting,  the  Indenture  Trustee  shall act in such  capacity  as hereinabove  provided.  In connection  with such  appointment  and  assumption,  the successor shall be entitled to receive  compensation  out of payments on Mortgage  Loans in an amount equal to the  compensation  which the Master
Servicer would  otherwise have received  pursuant to Section 3.19. The  appointment of a successor  Master Servicer shall not affect any  liability of the  predecessor  Master  Servicer  which may have arisen  under this  Agreement prior to its  termination as Master  Servicer to pay any deductible  under an insurance  policy pursuant to Section
3.14 or to indemnify the Indenture  Trustee  pursuant to Section 8.05, nor shall any successor  Master  Servicer be liable for any acts or omissions of the  predecessor  Master  Servicer or for any breach by such Master Servicer of any of its  representations or warranties  contained herein or in any related document or agreement.  The Indenture
Trustee and such  successor  shall take such  action,  consistent  with this  Agreement,  as shall be  necessary to effectuate any such succession.

         (b)  Any  successor,  including the Indenture  Trustee,  to the Master  Servicer as Master  Servicer shall during the term of its service as Master  Servicer  continue to service and  administer  the Mortgage Loans for the benefit of  Securityholders,  and maintain in force a policy or policies of insurance covering errors and omissions in the  performance  of its  obligations  as Master  Servicer  hereunder  and a  Fidelity  Bond in  respect  of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to Section 3.04.

         (c)  Notwithstanding  anything  else herein to the contrary,  in no event shall the  Indenture  Trustee be liable for any servicing  fee or for any  differential  in the amount of the  servicing fee paid  hereunder and the amount  necessary to induce any successor  Master Servicer to act as successor Master Servicer under this Agreement and the transactions set forth or provided for herein.

         SECTION 7.03.  Waiver of Event of Default.

         The  Majority  Securityholders  may,  on  behalf of all  Securityholders,  by  notice  in  writing  to the
Indenture  Trustee,  direct the Indenture  Trustee to waive any events  permitting  removal of any Master  Servicer under this Agreement,  provided,  however, that the Majority Securityholders may not waive an event that results in a failure to make any required  payment on a Note  without the consent of the Holder of such Note.  Upon any waiver of an Event of  Default,  such event  shall  cease to exist and any Event of  Default  arising  therefrom  shall be deemed to have been remedied for every  purpose of this  Agreement.  No such waiver shall extend to any  subsequent or other event or impair any right  consequent  thereto  except to the extent  expressly  so waived.  Notice of any such waiver shall be given by the Indenture Trustee to each Rating Agency.

         SECTION 7.04.  Notification to Securityholders.

         (a)  Upon any  termination or appointment of a successor to any Master  Servicer  pursuant to this Article
VII or  Section  3.34,  the Note  Registrar  or the  Indenture  Trustee,  if the Master  Servicer  is also the Note
Registrar and  Securities  Administrator,  shall give prompt  written  notice  thereof to the  Noteholders at their respective addresses appearing in the Note Register and to each Rating Agency.

         (b)  No later than 60 days after the occurrence of any event which  constitutes  or which,  with notice or a lapse of time or both,  would  constitute  an Event of Default of which a  Responsible  Officer of the  Indenture
Trustee  becomes aware of the  occurrence of such an event,  the  Indenture  Trustee shall  transmit by mail to all
Noteholders notice of such occurrence unless such Event of Default shall have been waived or cured.

         SECTION 7.05.  Action Upon Master Servicer Event of Default.

         If an Event of Default has occurred (which has not been cured or waived) of which a Responsible Officer has actual knowledge, the Indenture Trustee shall exercise such of the rights and powers vested in it by this
Agreement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs, unless the Indenture Trustee is acting as successor
Master Servicer, in which case it shall use the same degree of care and skill as the Master Servicer hereunder with respect to the exercise of the rights and powers of the Master Servicer hereunder; provided, however, the
Indenture Trustee shall not be charged with knowledge of any Event of Default or any other event or matter that may require it to take action or omit to take action hereunder unless a Responsible Officer of the Indenture
Trustee at the Corporate Trust Office obtains actual knowledge of such failure or the Indenture Trustee receives written notice of such Event of Default.

         SECTION 7.06.  Additional Remedies of Indenture Trustee Upon Event of Default.

         In case an Event of Default or a default by the Depositor hereunder shall occur and be continuing, the
Indenture Trustee may proceed to protect and enforce its rights and the rights of the Noteholders under this
Agreement, as the case may be, by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the
Indenture Trustee, being advised by counsel, and subject to the foregoing, shall deem most effectual to protect and enforce any of the rights of the Indenture Trustee and the Noteholders.

                                                   ARTICLE VIII

                              THE INDENTURE TRUSTEE AND THE SECURITIES ADMINISTRATOR

         SECTION 8.01.  Duties of Indenture Trustee and Securities Administrator.

         The Indenture  Trustee and the Securities  Administrator,  upon receipt of all resolutions,  certificates, statements,  opinions,  reports,  documents, orders or other instruments furnished to the Indenture Trustee and the
Securities  Administrator,  which are  specifically  required to be  furnished  pursuant to any  provision  of this
Agreement,  shall examine them to determine  whether they conform to the requirements of this Agreement;  provided, however,  that neither the Indenture Trustee nor the Securities  Administrator will be responsible for the accuracy or content of any such resolutions,  certificates,  statements,  opinions, reports, documents or other instruments.
If any such  instrument  is found not to conform to the  requirements  of this  Agreement in a material  manner the
Indenture  Trustee and the  Securities  Administrator  shall take such action as it deems  appropriate  to have the instrument corrected.

         On each Payment Date, the Securities  Administrator  shall make monthly  payments to the Noteholders  from funds in the Note  Payment  Account  and to the  Certificateholders  from  funds  in the  Certificate  Distribution
Account,  in each case as provided in Sections  5.01,  5.09 and 10.01 hereof based on the report of the  Securities
Administrator.

         No provision of this  Agreement  shall be construed  to relieve the  Indenture  Trustee or the  Securities
Administrator  from  liability for its own negligent  action,  its own negligent  failure to act or its own willful misconduct; provided, however, that:

                 (i) prior to the  occurrence  of an Event of  Default,  and after the curing of all such Events of
     Default  which may have  occurred,  the duties and  obligations  of the Indenture  Trustee and the  Securities
     Administrator  shall be determined  solely by the express  provisions of this Agreement and the Indenture,  in the  case  of the  Indenture  Trustee,  and  this  Agreement,  the  Indenture,  the  Trust  Agreement  and the
     Administration Agreement, in the case of the Securities  Administrator,  neither the Indenture Trustee nor the
     Securities  Administrator  shall be liable except for the performance of such of its duties and obligations as are specifically set forth in this those  agreements,  no implied  covenants or obligations shall be read into such  agreements  against the Indenture  Trustee or the  Securities  Administrator  and, in the absence of bad faith on the part of the  Indenture  Trustee or the  Securities  Administrator,  respectively,  the  Indenture
     Trustee or the  Securities  Administrator  may  conclusively  rely, as to the truth of the  statements and the correctness of the opinions  expressed  therein,  upon any certificates or opinions furnished to the Indenture
     Trustee or the Securities  Administrator,  respectively,  and conforming to the requirements of this Agreement or such other agreements, as applicable;

                 (ii)neither the Indenture  Trustee nor the Securities  Administrator  shall be liable for an error of  judgment  made in good  faith by a  Responsible  Officer  of the  Indenture  Trustee  or an officer of the
     Securities  Administrator,  respectively,  unless  it  shall  be  proved  that the  Indenture  Trustee  or the
     Securities  Administrator,  respectively,  was negligent in  ascertaining or  investigating  the facts related thereto; and

                 (iii)     neither the  Indenture  Trustee nor the  Securities  Administrator  shall be  personally liable with  respect to any action  taken,  suffered or omitted to be taken by it in good faith in  accordance with the consent or at the direction of  Securityholders  as provided herein relating to the time,  method and place of conducting  any remedy  pursuant to this  Agreement,  or exercising or omitting to exercise any trust or power  conferred  upon the Indenture  Trustee or the  Securities  Administrator,  respectively,  under this
     Agreement;

         The  Securities  Administrator  shall pay any and all tax related  expenses (not  including  taxes) of the
Issuer,  including but not limited to any professional fees or expenses related to audits or any  administrative or judicial  proceedings  with  respect  to the  Issuer  that  involve  the  Internal  Revenue  Service  or state  tax authorities,  but only to the extent that (i) such expenses are ordinary or routine  expenses,  including  expenses of a routine  audit but not  expenses  of  litigation  (except as  described  in (ii));  or (ii) such  expenses  or liabilities  (including  taxes and  penalties)  are  attributable  to the  negligence or willful  misconduct of the
Securities  Administrator in fulfilling its duties hereunder  (including the Securities  Administrator's  duties as tax return preparer).

         The Securities  Administrator  shall prepare and file, and the Owner Trustee shall sign the tax returns of the Issuer,  to the extent that a tax return is required to be filed by the Issuer.  The expenses of preparing  and filing  such tax  returns  shall be borne by the  Securities  Administrator.  Notwithstanding  the  foregoing,  the
Securities  Administrator  shall have no  obligation  to  prepare,  file or  otherwise  deal with  partnership  tax information  or returns.  In the event that  partnership  tax  information  or returns are required by the Internal
Revenue Service, the Initial Seller, at its own cost and expense, will prepare and file all necessary returns.

         The  Securities  Administrator  shall  perform  on  behalf  of the  Issuer  all  reporting  and  other tax compliance duties that are the  responsibility of the Issuer under the Code or other compliance  guidance issued by the Internal  Revenue Service or any state or local taxing  authority.  Among its other duties,  if required by the
Code or other such guidance,  the Securities  Administrator shall provide to the  Securityholders  such information or reports as are required by the Code.

         Neither the Indenture  Trustee nor the  Securities  Administrator  shall be required to expend or risk its own funds or otherwise incur financial or other  liability in the  performance of any of its duties  hereunder,  or in the exercise of any of its rights or powers,  if there is reasonable  ground for believing that the repayment of such funds or  indemnity  satisfactory  to it against  such risk or liability is not assured to it, and none of the provisions  contained  in this  Agreement  shall in any event  require  the  Indenture  Trustee  or the  Securities
Administrator  to perform,  or be  responsible  for the manner of  performance  of, any of the  obligations  of the
Master  Servicer  under this  Agreement,  except during such time,  if any, as the  Indenture  Trustee shall be the successor to, and be vested with the rights,  duties,  powers and privileges of, the Master  Servicer in accordance with the terms of this Agreement.

         SECTION 8.02.  Certain Matters Affecting the Indenture Trustee and the Securities Administrator.

         Except as otherwise provided in Section 8.01 hereof:

                 (i) the Indenture  Trustee and the  Securities  Administrator  may request and  conclusively  rely upon,  and shall be fully  protected in acting or  refraining  from acting  upon,  any  resolution,  Officers'
     Certificate,  certificate  of auditors  or any other  certificate,  statement,  instrument,  opinion,  report, notice, request,  consent,  order, appraisal,  bond or other paper or document reasonably believed by it to be genuine and to have been signed or  presented  by the proper  party or  parties,  and the manner of  obtaining consents and of evidencing the authorization of the execution thereof by  Securityholders  shall be subject to such reasonable regulations as the Indenture Trustee and the Securities Administrator may prescribe;

                 (ii)the  Indenture  Trustee and the  Securities  Administrator  may consult  with  counsel and any advice of its counsel or any Opinion of Counsel  shall be full and complete  authorization  and  protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in  accordance  with such advice or Opinion of Counsel;

                 (iii)     neither  the  Indenture  Trustee  nor the  Securities  Administrator  shall be under any obligation to exercise any of the rights or powers vested in it by this  Agreement,  or to institute,  conduct or defend any litigation  hereunder or in relation  hereto,  at the request,  order or direction of any of the
     Securityholders,  pursuant  to the  provisions  of this  Agreement,  unless  such  Securityholders  shall have offered to the  Indenture  Trustee or the  Securities  Administrator,  respectively,  reasonable  security  or indemnity  satisfactory  to it against the costs,  expenses and liabilities  which may be incurred  therein or thereby;  the right of the Indenture Trustee or the Securities  Administrator to perform any discretionary act enumerated  in this  Agreement  shall not be  construed  as a duty,  and the  Indenture  Trustee  shall not be answerable for other than its negligence or willful misconduct in the performance of any such act;

                 (iv)neither the Indenture  Trustee nor the  Securities  Administrator  shall be personally  liable for any action  taken,  suffered or omitted by it in good faith and believed by it to be  authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                 (v) prior to the  occurrence  of an Event of Default  and after the curing or waiver of all Events of Default which may have occurred,  the Indenture Trustee shall not be bound to make any  investigation  into the facts or matters stated in any resolution,  certificate,  statement,  instrument, opinion, report, notice, request,  consent,  order,  approval,  bond or other paper or documents,  unless requested in writing to do so
     Holders  of the Notes  representing  not less than 25% of the  Outstanding  Balance  of the  Notes;  provided, however,  that if the payment  within a reasonable  time to the  Indenture  Trustee of the costs,  expenses or liabilities  likely to be  incurred  by it in the  making of such  investigation  is,  in the  opinion  of the
     Indenture  Trustee,  not  reasonably  assured to the Indenture  Trustee by the security  afforded to it by the terms of this Agreement,  the Indenture Trustee may require  reasonable  indemnity against such cost,  expense or  liability as a condition to such  proceeding.  If the Master  Servicer  fails to reimburse  the  Indenture
     Trustee in respect of the reasonable  expense of every such examination  relating to the Master Servicer,  the
     Indenture Trustee shall be reimbursed by the Trust Estate;

                 (vi)the  Indenture  Trustee  shall  not be  accountable,  shall  have no  liability  and  makes no representation  as to any acts or omissions  hereunder of the Owner Trustee,  the Securities  Administrator or
     the Master  Servicer  until such time as the Indenture  Trustee may be required to act as the Master  Servicer pursuant to Section 7.02 hereof and  thereupon  only for the acts or omissions of the  Indenture  Trustee as a successor Master Servicer; and

                 (vii)     the Indenture  Trustee and the  Securities  Administrator  may execute any of the trusts or powers  hereunder  or perform  any duties  hereunder  either  directly or by or through  agents,  nominees, attorneys or a custodian,  and shall not be responsible  for any willful  misconduct or negligence on the part of  any  agent,  nominee,  attorney  or  custodian  appointed  by the  Indenture  Trustee  or  the  Securities
     Administrator in good faith.

         SECTION 8.03.  Indenture  Trustee and the Securities  Administrator  Not Liable for  Securities,  Mortgage
                        Loans or Additional Collateral.

         The recitals  contained  herein and in the  Securities  (other than the  authentication  of the Securities
Administrator  on the  Securities)  shall be taken as the statements of the Sellers,  and the neither the Indenture
Trustee nor the Securities  Administrator  assumes  responsibility  for the  correctness  of the same.  Neither the
Indenture  Trustee nor the  Securities  Administrator  makes  representations  or  warranties as to the validity or sufficiency of this Agreement or of the Securities  (other than the signature and  authentication of the Securities
Administrator  on the  Securities) or of any Mortgage Loan or related  document or of MERS or the MERS System.  The
Indenture  Trustee shall not be accountable  for the use or application by the Master  Servicer,  or for the use or application  of any funds paid to the Master  Servicer  in respect of related  Mortgage  Loans or  deposited  in or withdrawn  from the  Collection  Account  by the Master  Servicer  or the  Securities  Administrator.  Neither  the
Indenture Trustee nor the Securities  Administrator  shall at any time have any  responsibility or liability for or with respect to the legality,  validity and  enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the  maintenance  of any such  perfection  and priority,  or for or with respect to the  sufficiency  of the Issuer or its ability to generate  the payments to be paid to  Securityholders  under this
Agreement,  including,  without limitation:  the existence,  condition and ownership of any Mortgaged Property; the existence and  enforceability  of any hazard  insurance  thereon (other than if the Indenture  Trustee shall assume the duties of the Master  Servicer  pursuant  to Section  7.02  hereof);  the  validity  of the  assignment  of any
Mortgage Loan to the Indenture  Trustee or of any intervening  assignment;  the  completeness of any Mortgage Loan;
the  performance or  enforcement of any Mortgage Loan (other than if the Indenture  Trustee shall assume the duties of the Master  Servicer  pursuant to Section 7.02 hereof);  the compliance by the Depositor or the Sellers with any warranty  or  representation  made under this  Agreement  or in any related  document  or the  accuracy of any such warranty  or  representation  prior  to the  Indenture  Trustee's  receipt  of  notice  or other  discovery  of any non-compliance  therewith or any breach  thereof;  any  investment  of monies by or at the  direction of the Master
Servicer or in the case of the Indenture Trustee the Securities  Administrator or any loss resulting therefrom,  it being  understood that the Indenture  Trustee shall remain  responsible for any Issuer property that it may hold in its individual  capacity and the Securities  Administrator shall remain responsible for any Issuer property that it may  hold  in its  individual  capacity;  the  acts or  omissions  of the  Master  Servicer  (other  than as to the
Securities  Administrator,  if it is also the Master Servicer,  and as to the Indenture  Trustee,  if the Indenture
Trustee  shall assume the duties of the Master  Servicer  pursuant to Section  7.02  hereof,  and then only for the acts or omissions of the  Indenture  Trustee as the  successor  Master  Servicer),  or any acts or omissions of any
Servicer or any Mortgagor;  any action of the Master  Servicer (other than as to the Securities  Administrator,  if it is also the Master Servicer,  and as to the Indenture Trustee,  if the Indenture Trustee shall assume the duties of the Master  Servicer  pursuant to Section 7.02 hereof),  or in the case of the Indenture  Trustee the Securities
Administrator  or any Servicer taken in the name of the Indenture  Trustee;  the failure of the Master  Servicer or any  Servicer to act or perform any duties  required  of it as agent or on behalf of the  Indenture  Trustee or the
Issuer  hereunder;  or any action by the Indenture  Trustee taken at the  instruction of the Master Servicer (other than if the Indenture Trustee shall assume the duties of the Master Servicer  pursuant to Section 7.02 hereof,  and then only for the actions of the Indenture Trustee as the successor Master Servicer);  provided,  however, that the foregoing  shall not relieve the Indenture  Trustee of its  obligation to perform its duties under this  Agreement, including,  without limitation,  the Indenture Trustee's duty to review the Mortgage Files, if so required pursuant to Section 2.01 of this Agreement.

         SECTION 8.04.  Owner Trustee, Master Servicer and Securities Administrator May Own Notes.

         The Owner Trustee,  the Master Servicer and the Securities  Administrator in their  respective  individual capacities,  or in any  capacity  other  than  as  Owner  Trustee,  Master  Servicer  or  Securities  Administrator
hereunder,  may become the owner or  pledgee  of any Notes  with the same  rights  they would have if they were not
Owner  Trustee,  Master  Servicer or Securities  Administrator,  as  applicable,  and may  otherwise  deal with the parties hereto.

         SECTION 8.05. Indenture Trustee's,  Custodian's,  Owner Trustee's and Securities  Administrator's Fees and
                              Expenses.

         The Indenture  Trustee shall be  compensated by the Master  Servicer for its services  hereunder on behalf of the Issuer,  including  payment of the  Indenture  Trustee Fee. The Owner Trustee  shall be  compensated  by the
Master  Servicer  for  its  services  hereunder,  including  payment  of the  Owner  Trustee  Fee.  The  Securities
Administrator  shall be compensated by the Master Servicer for its services  hereunder from a portion of the Master
Servicing  Fee.  The fees and  expenses of the  Custodian  will be paid by the Initial  Seller.  In  addition,  the
Indenture  Trustee (as  Indenture  Trustee and in its  individual  corporate  capacity),  the Owner Trustee and the
Securities  Administrator  will be entitled to recover from the Collection  Account pursuant to Section 4.05(a) all reasonable  out-of-pocket  expenses,  disbursements  and  advances  and  the  expenses  of  the  Indenture  Trustee
(including for such purpose,  any fees and expenses  relating to its capacity as Custodian  hereunder to the extent not paid by the Initial  Seller),  the Owner Trustee,  and the Securities  Administrator,  respectively,  including without  limitation,  in connection  with any Event of Default,  any breach of this Agreement or any claim or legal action  (including  any pending or threatened  claim or legal action)  incurred or made by the Owner  Trustee,  the
Indenture  Trustee  or the  Securities  Administrator,  respectively,  in the  performance  of  its  duties  or the administration  of the trusts  hereunder or under the Yield  Maintenance  Agreements or the Auction Swap  Agreement
(including  the  reasonable  compensation,  expenses and  disbursements  of its counsel)  except any such  expense, disbursement  or advance as may arise from its negligence (or in the case of the Owner Trustee,  gross  negligence)
or intentional  misconduct or which is specifically  designated herein as the responsibility of the Depositor,  the
Sellers,  the Master Servicer,  the  Securityholders,  the Owner Trustee or the Issuer hereunder or thereunder.  If funds in the  Collection  Account  are  insufficient  therefor,  the  Indenture  Trustee,  the Owner  Trustee,  the
Custodian and the  Securities  Administrator  shall recover such expenses from future  collections  on the Mortgage
Loans or as  otherwise  agreed  by such  parties  and the  Securityholders.  Such  compensation  and  reimbursement obligation  shall not be limited by any provision of law in regard to the  compensation  of a trustee of an express trust.

         SECTION 8.06.  Eligibility Requirements for Indenture Trustee and Securities Administrator.

         The  eligibility  requirements  for the Indenture  Trustee are set forth in Section 6.11 of the Indenture.
The Securities  Administrator  hereunder shall at all times be an entity duly organized and validly  existing under the laws of the United States of America or any state  thereof,  authorized  under such laws to exercise  corporate trust powers,  having a combined  capital and surplus of at least  $50,000,000 and a minimum  long-term debt rating in the third  highest  rating  category by each Rating  Agency and in each Rating  Agency's two highest  short-term rating  categories,  and  subject to  supervision  or  examination  by federal or state  authority.  If such entity publishes  reports  of  condition  at least  annually,  pursuant  to law or to the  requirements  of the  aforesaid supervising or examining  authority,  then for the purposes of this Section 8.06, the combined  capital and surplus of such entity  shall be deemed to be its  combined  capital and surplus as set forth in its most recent  report of condition  so  published.  In case  at any  time  the  Securities  Administrator  shall  cease  to be  eligible  in accordance with the provisions of this Section 8.06, the Securities  Administrator  shall resign immediately in the manner and with the effect specified in Section 8.07 hereof.

         SECTION 8.07.  Resignation or Removal of the Indenture Trustee or the Securities Administrator.

         The  circumstances  causing  resignation  and removal of the  Indenture  Trustee are set forth in Sections
6.08 and 6.09 of the Indenture.  The  Securities  Administrator  may at any time resign and be discharged  from the trusts hereby  created by giving written notice  thereof to the  Depositor,  the Sellers,  the Master  Servicer and
each Rating Agency.  Upon receiving  such notice of  resignation  of the  Securities  Administrator,  the Indenture
Trustee shall promptly  appoint a successor  Securities  Administrator  that meets the requirements in Section 8.06 by written  instrument,  in  duplicate,  one copy of which  instrument  shall be delivered to each of the resigning
Securities  Administrator  and one copy to the  successor  Securities  Administrator.  If no  successor  Securities
Administrator  shall have been so  appointed  and having  accepted  appointment  within 30 days after the giving of such  notice  of  resignation,  the  resigning  Securities  Administrator  may  petition  any  court  of  competent jurisdiction for the appointment of a successor Securities Administrator.

         If at any time the Securities  Administrator  shall cease to be eligible in accordance with the provisions of Section 8.06 hereof or if at any time the Securities  Administrator  shall be legally unable to act, or shall be adjudged a bankrupt or  insolvent,  or a receiver  of the  Securities  Administrator  or of its  property  shall be appointed,  or any public officer shall take charge or control of the Securities  Administrator  or of its property or affairs for the purpose of  rehabilitation,  conservation  or  liquidation,  or if the Securities  Administrator fails to provide an  assessment  of  compliance  or an  attestation  report  required  under Section 3.16 within 15 calendar  days of March 1 of each  calendar  year in which  Exchange  Act reports are required  then the  Indenture
Trustee may remove the Securities  Administrator.  If the Indenture  Trustee removes the Securities  Administrator, under the authority of the  immediately  preceding  sentence,  the Initial  Seller or the  Indenture  Trustee shall promptly  appoint a successor  Securities  Administrator  that meets the  requirements  of Section  8.06 by written instrument,  in triplicate,  one copy of which  instrument  shall be delivered to the Securities  Administrator  so removed, one copy to the successor Securities Administrator and one copy to the Master Servicer.

         The Majority  Securityholders  may at any time remove the Securities  Administrator by written  instrument or  instruments  delivered to the Indenture  Trustee;  the Initial  Seller shall  thereupon use its best efforts to appoint a successor Securities Administrator in accordance with this Section.

         Any  resignation  or removal of the Securities  Administrator  and  appointment of a successor  Securities
Administrator,  pursuant to any of the provisions of this Section 8.07 shall not become  effective until acceptance of  appointment by the successor  Securities  Administrator  as provided in Section 8.08 hereof.  If the Securities
Administrator  is removed  pursuant to this Section 8.07, it shall be reimbursed  any  outstanding  and unpaid fees and  expenses,  and if  removed  under  the  authority  of the  immediately  preceding  paragraph,  the  Securities
Administrator shall also be reimbursed any outstanding and unpaid costs and expenses.

         Notwithstanding  anything to the contrary  contained herein, in the event that the Master Servicer resigns or is  removed  as  Master  Servicer  hereunder,  the  Securities  Administrator  shall  have the  right to  resign immediately as Securities  Administrator by giving written notice to the Sellers and the Indenture Trustee,  with a copy to each  Rating  Agency;  provided  that such  resignation  shall not become  effective  until  acceptance  of appointment  by a successor  Securities  Administrator.  Notwithstanding  anything to the contrary  herein,  in the event that the Securities  Administrator resigns or is removed as Securities  Administrator  hereunder,  the Master
Servicer  shall have the right to resign  immediately  as Master  Servicer by giving  written notice to the Sellers and the Indenture  Trustee,  with a copy to each Rating  Agency;  provided that such  resignation  shall not become effective until acceptance of appointment by a successor Master Servicer.

         SECTION 8.08.  Successor Securities Administrator.

         Any  successor  Securities  Administrator  appointed  as provided in Section  8.07 hereof  shall  execute, acknowledge and deliver to the Depositor,  the Sellers and the Master  Servicer and to its  predecessor  Securities
Administrator an instrument accepting such appointment  hereunder,  and thereupon the resignation or removal of the
Securities Administrator shall become effective, and such successor Securities  Administrator,  without any further act, deed or  conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations  of its predecessor  hereunder  (including,  without  limitation,  its rights,  powers,  duties and  obligations as Auction
Administrator  under the Auction  Administration  Agreement),  with like effect as if originally  named  Securities
Administrator.  The  Depositor,  the Sellers,  the Master  Servicer and the  predecessor  Securities  Administrator shall  execute and deliver such  instruments  and do such other things as may  reasonably be required for fully and certainly  vesting and  confirming in the  successor  Securities  Administrator,  as  applicable,  all such rights, powers, duties and obligations.

         No successor  Securities  Administrator  shall accept  appointment as provided in this Section 8.08 unless at the time of such acceptance such successor  Securities  Administrator  shall be eligible under the provisions of
Section  8.06  hereof  and the  appointment  of such  successor  Securities  Administrator  shall  not  result in a downgrading of the Offered Notes by either Rating Agency, as evidenced by a letter from each Rating Agency.

         Upon acceptance of appointment by a successor  Securities  Administrator as provided in this Section 8.08,
the  successor  Securities   Administrator  shall  mail  notice  of  the  appointment  of  a  successor  Securities
Administrator  hereunder to all  Securityholders  at their  addresses as shown in the  Certificate  Register or the
Note Register, as applicable, and to each Rating Agency.

         SECTION 8.09.  Merger or Consolidation of Indenture Trustee or Securities Administrator.

         The  consequences  of merger or  consolidation  of the Indenture  Trustee are set forth in Section 6.09 of the  Indenture.  Any entity into which the  Securities  Administrator  may be merged or  converted or with which it may be consolidated,  or any entity resulting from any merger,  conversion or consolidation to which the Securities
Administrator  shall be a party,  or any entity  succeeding  to the  corporate  trust  business  of the  Securities
Administrator,  shall be the successor of the Securities  Administrator,  as applicable,  hereunder,  provided such entity shall be eligible under the  provisions of Section 8.06 and 8.08 hereof,  without the execution or filing of any  paper  or any  further  act on  the  part  of any of the  parties  hereto,  anything  herein  to the  contrary notwithstanding.

         SECTION 8.10.  [Reserved].

         SECTION 8.11.  [Reserved].

         SECTION 8.12.  Trustee May Enforce Claims Without Possession of Notes.

         (a)  All rights of action and claims under this  Agreement or the Notes may be prosecuted  and enforced by the Indenture  Trustee  without the  possession  of any of the Notes or the  production  thereof in any  proceeding relating  thereto,  and such proceeding  instituted by the Indenture Trustee shall be brought in its own name or in its capacity as Indenture  Trustee for the benefit of all Holders of such Notes,  subject to the provisions of this
Agreement and the  Indenture.  Any recovery of judgment  shall,  after  provision for the payment of the reasonable compensation,  expenses,  disbursement  and advances of the Indenture  Trustee (for the avoidance of doubt,  in its individual  capacity and as Indenture Trustee on behalf of the Issuer),  its agents and counsel, be for the ratable benefit or the Noteholders in respect of which such judgment has been recovered.

         (b)  The  Indenture  Trustee  shall  afford  the  Sellers,  the  Depositor  and each  Securityholder  upon reasonable  notice during normal  business  hours at its Corporate  Trust Office or other office  designated by the
Indenture  Trustee,  access to all records  maintained by the Indenture  Trustee in respect of its duties hereunder and access to officers of the Indenture  Trustee  responsible  for performing  such duties.  The Indenture  Trustee shall  cooperate  fully with the Sellers,  the Depositor and such  Securityholder  and shall,  subject to the first sentence of this Section 8.12(b),  make available to the Sellers,  the Depositor and such Securityholder for review and copying such books,  documents or records as may be requested  with respect to the Indenture  Trustee's  duties hereunder.  The Sellers,  the Depositor and the Securityholders  shall not have any responsibility or liability for any action or failure to act by the Indenture  Trustee and are not obligated to supervise  the  performance  of the
Indenture Trustee under this Agreement or otherwise.

         (c)  The  Securities  Administrator  shall afford the Sellers,  the Depositor,  the Indenture  Trustee and
each  Securityholder  upon  reasonable  notice  during normal  business  hours at its offices at 9062 Old Annapolis
Road, Columbia,  Maryland 21045 or other office designated by the Securities  Administrator,  access to all records maintained  by the  Securities  Administrator  in respect of its duties  hereunder  and access to  officers  of the
Securities  Administrator  responsible  for performing  such duties.  Upon request,  the  Securities  Administrator shall furnish the Depositor and any requesting  Securityholder  with its most recent audited financial  statements.
The Securities  Administrator  shall cooperate  fully with the Sellers,  the Depositor,  the Indenture  Trustee and
such  Securityholder  and shall,  subject to the first  sentence of this  Section  8.12(c),  make  available to the
Sellers,  the Depositor and such  Securityholder for review and copying such books,  documents or records as may be requested  with respect to the  Securities  Administrator's  duties  hereunder.  The Sellers,  the  Depositor,  the
Indenture  Trustee  and the  Securityholders  shall not have any  responsibility  or  liability  for any  action or failure  to act by the  Securities  Administrator  and  are not  obligated  to  supervise  the  performance  of the
Securities Administrator under this Agreement or otherwise.

         SECTION 8.13.  Suits for Enforcement.

         In case an Event of Default or a default by the Depositor  hereunder  shall occur and be  continuing,  the
Indenture  Trustee may proceed to protect and enforce its rights and the rights of the  Securityholders  under this
Agreement,  as the case may be, by a suit,  action or proceeding in equity or at law or otherwise,  whether for the specific  performance  of any covenant or agreement  contained in this  Agreement or in aid of the execution of any power  granted in this  Agreement or for the  enforcement  of any other legal,  equitable or other  remedy,  as the
Indenture  Trustee,  being advised by counsel,  and subject to the foregoing,  shall deem most effectual to protect and enforce any of the rights of the Indenture Trustee and the Securityholders.

         SECTION 8.14.  Waiver of Bond Requirements.

         The Indenture  Trustee shall be relieved of, and each  Securityholder  hereby waives,  any  requirement of any jurisdiction in which the Trust Estate,  or any part thereof,  may be located that the Indenture Trustee post a bond or other surety with any court, agency or body whatsoever.

         SECTION 8.15.  Waiver of Inventory, Accounting and Appraisal Requirement.

         The Owner Trustee shall be relieved of, and each  Securityholder  hereby  waives,  any  requirement of any jurisdiction  in which the Issuer,  or any part thereof,  may be located that the Owner Trustee file any inventory, accounting or appraisal of the Issuer with any court, agency or body at any time or in any manner whatsoever.

         SECTION 8.16.  Appointment of Custodian.

         LaSalle Bank is hereby  appointed  Custodian of the Mortgage Files.  The Indenture  Trustee shall have the right upon prior written notice to the Issuer and the Master  Servicer,  to appoint one or more  sub-custodians  to hold all or a portion  of the  related  Mortgage  Files as agent for the  Indenture  Trustee,  by  entering  into a custodial  agreement.  If the  Indenture  Trustee is removed or becomes  ineligible  to serve as Indenture  Trustee
pursuant  to  the  provisions  of  the  Indenture,  it  shall  also  resign  its  appointment  as  Custodian.   Any
sub-custodian  may at any time be terminated  and a substitute  sub-custodian  appointed  therefor by the Indenture
Trustee.  The Indenture  Trustee agrees to enforce the terms and provisions of any custodial  agreement against the sub-custodian  for  the  benefit  of the  Noteholders  having  an  interest  in any  Mortgage  File  held  by  such sub-custodian.  Each  Custodian or  sub-custodian  shall be a depository  institution  or trust company  subject to supervision by federal or state  authority,  shall have combined  capital and surplus of at least  $15,000,000  and shall be  qualified to do business in the  jurisdiction  in which it holds any Mortgage  File.  The Initial  Seller shall pay from its own funds,  without any right to  reimbursement,  the fees, costs and expenses of each custodian
(including  the  costs  of  Custodian's  counsel).  The  Custodian  shall  have the same  rights,  protections  and immunities which are afforded to the Indenture Trustee under Article VI of the Indenture.

         SECTION 8.17.  Auction Administration Agreement; Auction Swap Agreement.

         (a)  Concurrently  with the  execution  and  delivery  hereof,  at the  direction  of the  Depositor,  the
Securities  Administrator,  acting solely as an agent (the "Auction  Administrator") for the Holders of the Auction
Notes and not on behalf of the Issuer,  shall  execute and deliver  the Auction  Administration  Agreement  and the
Auction Swap  Agreement  in the forms  presented by the Auction Swap  Counterparty.  The  Securities  Administrator
shall have no duty to review or otherwise  determine  the adequacy of the Auction  Administration  Agreement or the
Auction Swap Agreement.

         (b)  Each  Holder of an  Auction  Note is  deemed,  by  acceptance  of such  Note,  (i) to  authorize  the
Securities  Administrator  to execute  and  deliver  the Auction  Administration  Agreement  and the  Auction  Swap
Agreement  as their  agent  and (ii) to  acknowledge  and  accept  and agree to be bound by the  provisions  of the
Auction  Administration  Agreement  and the  Auction  Swap  Agreement.  The  Securities  Administrator,  as Auction
Administrator,  agrees not to consent to any  amendments  to the Auction  Administration  Agreement or Auction Swap
Agreement  without the consent of 100% of the Auction  Notes,  except in the case where such  amendment  is to cure any ambiguity in either  agreement,  to correct or supplement any provision  therein which may be inconsistent with other  provisions  in such  agreements  or the  other  Operative  Agreements,  or to cause the  provisions  in such agreements to conform or be consistent  with the  statements  made with respect to such  agreements in the Offering
Documents.

         SECTION 8.18.  Yield Maintenance Counterparty Tax Form.

         The Depositor hereby directs the Security  Administrator to enter into the Yield  Maintenance  Agreements.
The Securities  Administrator  agrees that so long as the Yield Maintenance  Agreements remains in effect, it shall request  that the Yield  Maintenance  Counterparty  provide to it an Internal  Revenue  Service Form W-8ECI (or any
successor  form) at the end of each three year  period  following  the Closing  Date as  provided  for in the Yield
Maintenance Agreements.

                                                    ARTICLE IX

                                                    [Reserved]

                                                     ARTICLE X

                                                    TERMINATION

         SECTION 10.01.  Termination; Clean-Up Call.

         (a)  The respective  obligations and  responsibilities of the Seller, the Depositor,  the Master Servicer,
the  Securities  Administrator,  the Owner  Trustee  and the  Indenture  Trustee  created  hereby  (other  than the obligation of the Securities  Administrator  to make certain  payments to Noteholders  after the final Payment Date and the obligation of the Master  Servicer to send certain  notices as hereinafter  set forth) shall terminate upon notice to the  Indenture  Trustee and the  Securities  Administrator  upon the earliest of (i) the  Payment Date on which the Class  Principal  Amount (or Class  Notional  Amount in the case of the Class A-X Notes) of each Class of
Notes has been reduced to zero,  (ii) the final payment or other  liquidation of the last Mortgage Loan,  (iii) the optional  purchase of the Mortgage  Loans as described in the following  paragraphs  and (iv) the  Stated  Maturity
Date.

         Thornburg  (solely in its capacity as a Servicer of the Mortgage  Loans) may, at its option  (which option is  assignable),  terminate  this  Agreement on any Payment  Date on which the  aggregate  amount of the  Scheduled
Principal  Balances of the  Mortgage  Loans as of the end of the  immediately  preceding  Due Period is equal to or less than 10% of the Cut-Off Date  Aggregate  Principal  Balance (such Payment Date, the "10% Clean-Up Call Date"), by purchasing,  on such Payment Date, all of the outstanding  Mortgage Loans and REO Properties at a price equal to the sum of (i) the  outstanding  Scheduled  Principal  Balances of the Mortgage Loans (other than in respect of REO
Properties),  (ii) the lesser of (x) the  appraised  value of any REO Property as  determined  by the higher of two appraisals  completed by two  independent  appraisers  approved by the  Depositor  and at the expense of the Person exercising  the Clean-Up Call Option less the good faith estimate of the Master  Servicer or the related  Servicer, as  applicable,  of  Liquidation  Expenses to be incurred in  connection  with its disposal  and (y) the  Principal
Balance of each  Mortgage  Loan  related to any REO Property  and (iii) in all cases,  accrued and unpaid  interest thereon at the  applicable  Loan Rate through the end of the Due Period  preceding  the final  Payment  Date,  plus unreimbursed  Servicing  Advances and Advances and any unpaid Master Servicing Fees and Servicing Fees allocable to such Mortgage  Loans and REO  Properties,  plus all amounts,  if any, then due and owing to the Indenture  Trustee, the Master Servicer and the Securities Administrator (the "Clean-Up Call Purchase Price").

         In addition,  Wells Fargo Bank, N.A.  (solely in its capacity as the Master  Servicer) may, at its option, terminate this Agreement on any Payment Date on which the aggregate amount of the Scheduled  Principal  Balances of the  Mortgage  Loans as of the end of the  immediately  preceding  Due  Period  is equal to or less  than 5% of the
Cut-Off Date Aggregate  Principal  Balance (such Payment Date, the "Master  Servicer  Clean-Up Call Date"; and each of the Master  Servicer  Clean-Up Call Date and the 10% Clean-Up Call Date  individually,  a "Clean-Up Call Date"), by  purchasing,  on such  Master  Servicer  Clean-Up  Call  Date,  all of the  outstanding  Mortgage  Loans and REO
Properties at a price equal to the Clean-Up Call Purchase Price;  provided,  that the Master Servicer Clean-Up Call
Right shall be exercisable only if the 10% Clean-Up Call Right is not exercised on or before such date.

         (b)  Notice  of  any  termination  pursuant  to  the  second  or  third  paragraphs  of  Section 10.01(a), specifying  the Clean-Up  Call Date (which shall be a date that would  otherwise be a Payment  Date) upon which the
Noteholders may surrender their Notes to the Securities  Administrator  for payment of the final  distribution  and cancellation,  shall be given by the Securities  Administrator to the Noteholders  pursuant to Section 10.02 of the
Indenture and to the Owner Trustee  promptly upon the Securities  Administrator  receiving  notice of such Clean-Up
Call Date from Thornburg or Wells Fargo Bank, N.A., as applicable.

         (c)  Upon  presentation  and  surrender  of the Notes,  the  Securities  Administrator  shall  cause to be distributed  to the Holders of the Notes on the Payment  Date for such final  distribution,  in  proportion  to the
Percentage  Interests of their  respective  Class and to the extent that funds are available  for such purpose,  an amount  equal to the amount  required to be  distributed  to such  Holders in  accordance  with the  provisions  of
Section 5.01 hereof for such Payment Date.

         (d)  In  the  event  that  all  Noteholders  shall  not  surrender  their  Notes  for  final  payment  and cancellation  on or before such final Payment Date, the  Securities  Administrator  shall  promptly  following such date cause all funds in the  Collection  Account to which  Noteholders  are entitled and not  distributed  in final distribution  to  Noteholders  to be withdrawn  therefrom and credited to the remaining  Noteholders  by depositing such funds in a separate account for the benefit of such Noteholders,  and the Securities  Administrator shall give a second written  notice to the remaining  Noteholders to surrender  their Notes for  cancellation  and receive the final  distribution  with respect  thereto.  If within nine months after the second  notice all the Notes shall not have been surrendered for cancellation,  the Certificateholders  shall be entitled to all unclaimed funds and other assets  which  remain  subject  hereto,  and the  Securities  Administrator  upon  transfer  of such  funds  to the
Certificate  Distribution  Account for payment to the  Certificateholders  in accordance with the provisions of the
Trust Agreement shall be discharged of any responsibility for such funds.

         SECTION 10.02.  [Reserved].

         SECTION 10.03.  Optional Purchase of Notes.

         (a)  All but not less than all of the  Notes  are  subject  to  purchase  by TMI,  at its  option,  on any
Payment Date on or after the Optional  Notes  Purchase Date from the then Holders  thereof.  The purchase price for each Note  (other  than the Class A-X Notes)  shall be equal to the sum of (i) the  Note  Principal  Amount of such
Note and (ii) any  accrued but unpaid  interest  thereon at the applicable  Note Interest Rate with respect thereto for such Payment  Date.  The purchase  price for the Class A-X Notes shall be an amount equal to the sum of (x) any
Current  Interest due (after  taking into account  payments  made on such date from Current  Interest) on the Class
A-X Notes, and (y) the present value, as of the date of such termination,  of the remaining  payments  scheduled to be made on the Class  A-X Notes  (such  present  value to be based on a  discount  rate that will  approximate  the expected yield to maturity of the Class A-X Notes).  In order to exercise the Optional Notes  Purchase  Right,  TMI must,  no later than the eighth  Business  Day prior to the  applicable  Payment  Date,  deliver to the  Securities
Administrator  (with copies to the Rating Agencies and the Master Servicer)  written notice, in the form of Exhibit
O  hereto,  of its  intent to  purchase  the Notes and of the  Payment  Date on which it  intends  to do so and the
Securities  Administrator  will verify in writing to TMI the cash amount required of TMI to effect such purchase no later than the third  Business  Day prior to the Payment Date on which such  purchase is  scheduled  to occur.  The
Securities  Administrator  shall  furnish  notice of the  exercise  of the  Optional  Notes  Purchase  Right to the applicable  Noteholders in compliance  with  Section 10.02  of the Indenture.  On the day prior to the Payment Date on which the Optional  Notes  Purchase Right will be exercised,  TMI shall deposit the  appropriate  amount in cash with the Securities  Administrator.  Such amount shall be deposited by the Securities  Administrator  into the Note
Payment  Account.  Such amounts shall be paid by the Securities  Administrator  to Holders of the applicable  Notes as provided in Section 10.03(c).

         (b)  In the case of an exercise of the Optional  Notes  Purchase  Right,  TMI shall be solely  responsible for the costs and expenses of the Indenture Trustee, the Securities Administrator and the Master Servicer.

         (c)  The Notes shall,  following  notice to Noteholders as required by Section  10.03(a),  be purchased on the applicable  Payment Date by TMI at the price  specified in Section  10.03(a),  and (unless TMI shall default in the  payment of such  amount)  no  interest  shall  accrue on such  amount  for any period  after the date to which accrued interest is calculated for purposes of calculating such amount.

         (d)  Subsequent to the purchase of the Notes  following  exercise of the Optional  Notes  Purchase  Right,
TMI shall be the sole Holder of the Notes.  TMI may  subsequently  transfer some or all of the Notes acquired by it in accordance with the provisions of the Indenture.  All Notes issued to the  Noteholders  prior to exercise of the
Optional Securities Purchase Right shall be deemed cancelled (other than those Notes held by TMI).

                                                    ARTICLE XI

                                                    [Reserved]

                                                    ARTICLE XII

                                             MISCELLANEOUS PROVISIONS

         SECTION 12.01.  Amendment.

         This Agreement may be amended from time to time by the Initial  Seller,  the Seller,  the  Depositor,  the
Master  Servicer,  the  Securities  Administrator,  the Owner  Trustee and the Indenture  Trustee,  and without the consent  of any of the  Securityholders,  the Yield  Maintenance  Counterparty  or the  Auction  Swap  Counterparty
(except  to the  extent  that the  rights or  obligations  of the Yield  Maintenance  Counterparty  under the Yield
Maintenance  Agreements  or of the Auction  Swap  Counterparty  under the Auction  Swap  Agreement,  are  adversely affected  thereby or the ability of the Securities  Administrator  on behalf of the Trust to perform its respective obligations under the Yield Maintenance  Agreements or under the Auction Swap Agreement are adversely affected,  in which case the consent of the Yield Maintenance  Counterparty or the Auction Swap Counterparty,  as applicable,  is required)  (i) to cure any ambiguity,  (ii) to  correct or supplement any provisions  herein which may be defective or inconsistent  with any other  provisions  herein,  (iii) to make any other provisions with respect to matters or questions  arising under this Agreement,  which shall not be inconsistent  with the provisions of this Agreement or
(iv) to cause the provisions  herein to conform to or be consistent  with or in furtherance of the statements  made with  respect  to the  Securities,  the  Issuer or this  Agreement  in any  Offering  Document,  or to  correct  or supplement  any  provision  herein  which  may be  inconsistent  with any other  provisions  herein or in any other
Operative  Agreement;  provided,  however,  that any such action shall not adversely affect in any material respect the interest of any Noteholder;  provided,  further,  that any such action listed in clauses (i) through (iv) above shall be deemed not to adversely affect in any material respect the interests of any  Securityholder,  if evidenced by  (i) written  notice to the  Indenture  Trustee from each Rating  Agency that such action will not result in the reduction  or  withdrawal  of the rating of any  outstanding  Class of Notes  with  respect to which it is a Rating
Agency or (ii) an  Opinion of Counsel  stating  that such  amendment  shall not  adversely  affect in any  material respect the interests of any  Securityholder,  is permitted by the Agreement and all the conditions  precedent,  if any have been complied  with,  delivered to the Master  Servicer,  the Securities  Administrator  and the Indenture
Trustee.

         In addition,  this  Agreement  may be amended  from time to time by the Initial  Seller,  the Seller,  the
Depositor,  the Master Servicer,  the Securities  Administrator,  the Owner Trustee and the Indenture  Trustee (but
without the consent of the Yield Maintenance  Counterparty or the Auction Swap  Counterparty,  except to the extent that the rights or obligations of the Yield Maintenance  Counterparty under the Yield Maintenance  Agreements or of the Auction Swap Counterparty  under the Auction Swap Agreement,  are adversely  affected thereby or the ability of the  Securities  Administrator  on  behalf of the  Trust to  perform  its  respective  obligations  under the Yield
Maintenance  Agreements or under the Auction Swap  Agreement are adversely  affected,  in which case the consent of the Yield  Maintenance  Counterparty  or the Auction Swap  Counterparty,  as applicable,  is required) and with the consent of a majority  in  interest  of the  Certificateholders  and a majority  in interest of each Class of Notes affected by such  amendment for the purpose of adding any  provisions  to or changing in any manner or  eliminating any of the  provisions  of this  Agreement or of  modifying in any manner the rights of the Holders of  Securities;
provided,  however,  that no such  amendment or waiver shall  (x) reduce  in any manner the amount of, or delay the timing  of,  payments  on the Notes or  Ownership  Certificates  that are  required  to be made on any such Note or
Ownership  Certificate  without the consent of the Holder of such  Security,  (y) adversely  affect in any material respect the  interests  of the Holders of any Class of Notes or  Ownership  Certificates  in a manner other than as described  in  clause  (x)  above,  without  the  consent  of the  Holders  of  Notes of such  Class  or  Ownership
Certificates  evidencing at least a 66?% Percentage Interest in such Class of Notes or the Ownership  Certificates, or (z) reduce  the percentage of Voting Rights  required by clause (y)  above without the consent of the Holders of all Notes of such Class then  outstanding.  Upon approval of an amendment,  a copy of such amendment  shall be sent to each Rating Agency.

         Notwithstanding  any provision of this  Agreement to the contrary,  neither the Indenture  Trustee nor the
Securities  Administrator  shall consent to any amendment to this Agreement  unless it shall have first received an
Opinion of Counsel,  delivered by and at the expense of the Person  seeking such  Amendment  (unless such Person is the  Indenture  Trustee or the  Securities  Administrator,  in which case the Indenture  Trustee or the  Securities
Administrator  shall be  entitled  to be  reimbursed  for such  expenses  by the Issuer  pursuant  to Section  8.05 hereof),  to the effect that such  amendment  will not result in the imposition of federal income tax on the Issuer and that the  amendment is being made in  accordance  with the terms  hereof,  such  amendment is permitted by this
Agreement and all conditions precedent, if any, have been complied with.

         Promptly  after the execution of any such  amendment the Securities  Administrator  shall furnish,  at the expense of the Person that  requested the  amendment if such Person is the Initial  Seller or the Seller (but in no event at the expense of the Indenture  Trustee or the  Securities  Administrator),  otherwise at the expense of the
Issuer, a copy of such amendment and the Opinion of Counsel referred to in the immediately  preceding  paragraph to the Master Servicer and each Rating Agency.

         It shall not be  necessary  for the consent of  Securityholders  under this  Section 12.01  to approve the particular  form of any  proposed  amendment;  instead it shall be  sufficient  if such consent  shall  approve the substance  thereof.  The manner of obtaining  such consents and of evidencing  the  authorization  of the execution thereof by  Securityholders  shall be subject to such reasonable  regulations as the Securities  Administrator  may prescribe.

         The  Indenture  Trustee and  Securities  Administrator  may, but shall not be obligated to, enter into any amendment  pursuant to this  12.01 Section  that affects its rights,  duties and immunities under this Agreement or otherwise.

         SECTION 12.02.  Recordation of Agreement; Counterparts.

         To the extent  permitted by applicable  law, this Agreement is subject to  recordation in all  appropriate public  offices for real property  records in all the counties or other  comparable  jurisdictions  in which any or all of the Mortgaged  Properties are situated,  and in any other appropriate  public recording office or elsewhere, such recordation to be effected by the Indenture  Trustee at the expense of the Issuer,  but only upon direction of
Noteholders  accompanied by an Opinion of Counsel to the effect that such  recordation  materially and beneficially affects the interests of the Noteholders.

         For the purpose of  facilitating  the  recordation  of this  Agreement  as herein  provided  and for other purposes, this Agreement may be executed  simultaneously in any number of counterparts,  each of which counterparts shall  be  deemed  to be an  original,  and  such  counterparts  shall  together  constitute  but one and the  same instrument.

         SECTION 12.03.  [Reserved].

         SECTION 12.04.  Governing Law; Jurisdiction.

         THIS  AGREEMENT  SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW YORK,
WITHOUT  REFERENCE TO ITS CONFLICT OF LAW PROVISIONS  (OTHER THAN SECTION 5-1401 OF THE GENERAL  OBLIGATIONS  LAW),
AND THE  OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER  SHALL BE DETERMINED  IN ACCORDANCE  WITH SUCH
LAWS.

         SECTION 12.05.  Notices.

         All  directions,  demands and notices  hereunder shall be in writing and shall be deemed to have been duly given if personally  delivered at or mailed by first class mail,  postage  prepaid,  or by express delivery service or delivered via telecopy,  to (a) in the case of the Initial Seller, to Thornburg  Mortgage Home Loans,  Inc., 150
Washington  Avenue,   Suite  302,  Santa  Fe,  New  Mexico  87501,   Attention:   Deborah  Burns  (telecopy  number
(505) 467-5215),  or such other  address or telecopy  number as may  hereafter  be  furnished  to the  Seller,  the
Depositor,  the Master  Servicer,  the  Securities  Administrator,  the Indenture  Trustee and the Owner Trustee in
writing by the Initial Seller,  (b) in the case of the Seller,  Thornburg  Mortgage  Funding,  Inc., 150 Washington
Avenue,  Suite 302, Santa Fe, New Mexico 87501,  Attention:  Deborah Burns  (telecopy  number  (505) 467-5215),  or such other  address or telecopy  number as may hereafter be furnished to the Initial  Seller,  the  Depositor,  the
Master  Servicer,  the  Securities  Administrator,  the  Indenture  Trustee and the Owner Trustee in writing by the
Seller, (c) in the case of the Indenture  Trustee,  to the Corporate Trust Office or such other address or telecopy number as may hereafter be furnished to the Initial Seller,  the Seller,  the Depositor,  the Master Servicer,  the
Securities  Administrator  and the Owner  Trustee  in  writing  by the  Indenture  Trustee,  (d) in the case of the
Depositor,  to Structured  Asset  Mortgage  Investments  II, Inc.,  383 Madison  Avenue,  New York, New York 10179,
Attention:  Thornburg  2007-3,  or such other address or telecopy number as may be furnished to the Initial Seller, the Seller,  the Master Servicer,  the Owner Trustee and the Indenture Trustee in writing by the Depositor,  (e) in the case of the  Owner  Trustee,  Wilmington  Trust  Company,  Rodney  Square  North,  1100  North  Market  Street,
Wilmington,  Delaware  19890,  Attention:  Thornburg  2007-3  or such  other  address  or  telecopy  number  as may hereinafter be furnished to the Initial Seller,  the Seller,  the Depositor,  the Master  Servicer,  the Securities
Administrator,  and the  Indenture  Trustee  in  writing  by the Owner  Trustee;  and (f) in the case of the Master
Servicer or Securities  Administrator,  for certificate  transfer  purposes,  at its Corporate Trust Office and for all other purposes at P.O. Box 98,  Columbia,  Maryland  21046,  or for overnight  delivery,  at 9062 Old Annapolis
Road,  Columbia,  Maryland  21045  (Attention:  Thornburg  2007-3),  Facsimile  no: (410)  715-2380,  or such other address or telecopy  number as may be  furnished  to the  Depositor,  the Seller,  the  Initial  Seller,  the Owner
Trustee and the Indenture  Trustee in writing by the Master  Servicer or the Securities  Administrator.  Any notice required or permitted to be mailed to a  Securityholder  shall be given by first class mail,  postage  prepaid,  at the address of such Holder as shown in the Note Register or  Certificate  Register,  as  applicable.  Notice of any
Event of  Default  shall be given by  telecopy  and by  certified  mail.  Any  notice  so  mailed  within  the time prescribed in this Agreement  shall be  conclusively  presumed to have duly been given when mailed,  whether or not the  Securityholder  receives such notice.  A copy of any notice required to be telecopied  hereunder shall also be mailed to the appropriate party in the manner set forth above.

         SECTION 12.06.  Severability of Provisions.

         If any one or more of the  covenants,  agreements,  provisions  or terms of this  Agreement  shall for any reason whatsoever be held invalid, then such covenants,  agreements,  provisions or terms shall be deemed severable from the remaining  covenants,  agreements,  provisions  or terms of this  Agreement and shall in no way affect the validity or enforceability  of the other provisions of this Agreement or of the Notes or the Ownership  Certificate or the rights of the Noteholders or the Certificateholders.

         SECTION 12.07.  Article and Section References.

         All article and section  references used in this Agreement,  unless  otherwise  provided,  are to articles and sections in this Agreement.

         SECTION 12.08.  Notice to the Rating Agencies.

         (a)  The Securities  Administrator  shall be obligated to use its best reasonable  efforts promptly to provide notice to the Rating  Agencies with respect to each of the following of which a Responsible  Officer of the
Securities Administrator has actual knowledge:

                 (i)     any material change or amendment to this Agreement;

                 (ii)    the occurrence of any Event of Default that has not been cured or waived;

                 (iii)   the resignation or termination of the Master Servicer,  the Securities  Administrator or
     the Indenture Trustee;

                 (iv)    the final payment to Holders of the Notes of any Class; and

                 (v)     any change in the location of any Account.

         (b)  In addition,  the Securities  Administrator  shall promptly  furnish to the Rating Agencies copies of each  Statement  to  Securityholders  described in Section 5.04  hereof;  if the  Indenture  Trustee is acting as a successor Master Servicer  pursuant to Section 7.02 hereof,  the Indenture Trustee shall notify the Rating Agencies of any event that would result in the inability of the Indenture  Trustee to make Advances and the Master  Servicer shall promptly furnish to each Rating Agency copies of the following:

                 (i)     each annual statement as to compliance described in Section 3.17 hereof;

                 (ii)    each annual  assessment  of  compliance  and  attestation  report  described  in Section  3.16 hereof; and

                 (iii)   each notice  delivered  pursuant to Section  5.05(b)  hereof  which  relates to the fact that the Master Servicer has not made an Advance.

         (c)  All notices to the Rating  Agencies  provided for in this  Agreement  shall be in writing and sent by first class mail, telecopy or overnight courier, as follows:

              If to Moody's, to:

              Moody's Investors Service, Inc.
              99 Church Street
              New York, New York 10007
              Attention:  Residential Mortgages

              If to S&P, to:

              55 Water Street
              New York, New York  10041
              Attention: Residential Mortgages

         SECTION 12.09.  Further Assurances.

         Notwithstanding  any other  provision of this  Agreement,  neither the  Securityholders  nor the Indenture
Trustee shall have any obligation to consent to any amendment or  modification  of this Agreement  unless they have been  provided  reasonable  security or  indemnity  against  their  out-of-pocket  expenses  (including  reasonable attorneys' fees) to be incurred in connection therewith.

         SECTION 12.10.  Benefits of Agreement.

         Nothing in this  Agreement or in the  Securities,  expressed or implied,  shall give to any Person,  other than the  Securityholders  and the  parties  hereto and their  successors  hereunder,  any  benefit or any legal or equitable right, remedy or claim under this Agreement.

         SECTION 12.11.  [Reserved].

         SECTION 12.12.  Successors and Assigns.

         The  provisions  of this  Agreement  shall be  binding  upon and inure to the  benefit  of the  respective successors and assigns of the parties hereto.

         SECTION 12.13.  [Reserved].

         SECTION 12.14.  Execution by the Issuer.

         It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it as trustee, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this
Agreement or any other document.

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                                     THORNBURG MORTGAGE SECURITIES TRUST 2007-3

                                                     By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as
                                                               Owner Trustee

                                                     By:  /s/ James P. Lawler
                                                        Name: James P. Lawler
                                                        Title: Vice President

                                                     STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as Depositor

                                                     By:  /s/ Baron Silverstein
                                                        Name: Baron Silverstein
                                                        Title: Senior Managing Director

                                                     LASALLE BANK NATIONAL ASSOCIATION, as Indenture Trustee and
                                                          Custodian

                                                     By:  /s/ Rita Lopez
                                                        Name: Rita Lopez
                                                        Title: Vice President

                                                     WELLS FARGO BANK, N.A.,
                                                          as Master Servicer

                                                     By:  /s/ Carla S. Walker
                                                        Name: Carla S. Walker
                                                        Title: Vice President

                                                     WELLS FARGO BANK, N.A.,
                                                          as Securities Administrator

                                                     By:  /s/ Carla S. Walker
                                                        Name: Carla S. Walker
                                                        Title: Vice President

                                                     THORNBURG MORTGAGE HOME LOANS, INC., as Initial Seller

                                                     By:  /s/ Deborah J. Burns
                                                        Name:  Deborah J. Burns
                                                        Title:    Senior Vice President

                                                     THORNBURG MORTGAGE FUNDING, INC., as Seller

                                                     By:  /s/ Nathan Fellers
                                                        Name:  Nathan Fellers
                                                        Title:    Senior Vice President

Solely for the purposes of Section 3.25,
accepted and agreed to by:

THORNBURG MORTGAGE, INC.

By:  /s/ Deborah J. Burns
     Name:  Deborah J. Burns
     Title:    Senior Vice President

STATE OF NEW YORK                   )
                                    ) ss.:
COUNTY OF NEW YORK                  )

         On the 1st day of July  2007,  before  me, a notary  public  in and for said  State,  personally appeared  Baron Silverstein, known to me to be a Senior Managing Director of Structured  Asset Mortgage  Investments II Inc., a
Delaware  corporation,  that executed the within instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                        /s/ Michelle Sterling
                                                              Notary Public

STATE OF NEW MEXICO                 )
                                    ) ss.:
COUNTY OF SANTA FE                  )

         On the 1st day of July  2007,  before  me, a notary  public  in and for said  State,  personally appeared  Deborah J. Burns known to me to be a Senior Vice  President of  Thornburg  Mortgage  Home Loans,  Inc., a
Delaware  corporation,  that executed the within instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                        /s/ Jane C. Yates
                                                              Notary Public

STATE OF NEW MEXICO                 )
                                    ) ss.:
COUNTY OF SANTA FE                  )

         On the 1st day of July 2007,  before  me, a notary  public  in and for said  State,  personally appeared Nathan Fellers known to me to be a Senior Vice President of Thornburg  Mortgage Funding,  Inc., a Delaware
corporation,  that executed the within instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                        /s/ Jane C. Yates
                                                              Notary Public

STATE OF ILLINOIS       )
                        ) ss.:
COUNTY OF COOK          )

         On the 1st day of July 2007,  before  me, a notary  public  in and for said  State,  personally appeared Rita Lopez known to me to be Vice President of LaSalle Bank National  Association  that executed the within  instrument,  and also known to me to be the  person  who  executed  it on behalf of said  corporation,  and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                        /s/ Christine M. Orsi
                                                              Notary Public

STATE OF DELAWARE                           )
                                            ) ss.:
COUNTY OF WILMINGTON                        )

         On the 1st day of July 2007,  before  me, a notary  public  in and for said  State,  personally appeared  James P. Lawler,  known to me to be Vice President of  Wilmington  Trust  Company,  a  national  banking association  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                        /s/ Amanda E. Gamble
                                                              Notary Public

STATE OF MARYLAND                   )
                                    ) ss.:
COUNTY OF HOWARD                    )

         On the 1st day of July 2007,  before  me, a notary  public  in and for said  State,  personally appeared  Carla S. Walker,  known to me to be a Vice President of Wells Fargo Bank, N.A., and also known to me to be the person who  executed  it on behalf of said  corporation,  and  acknowledged  to me that such  corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                        /s/ Graham M. Oglesby
                                                              Notary Public

                                                    SCHEDULE I

                                              MORTGAGE LOAN SCHEDULE

        Note Date                  Type                  Amount                Status             Stage
_____________________________________________________________________________________________________________________
        09/11/2006                 WARE                700,000.00                OH                 IC
        10/13/2006                 WARE                280,000.00                OH                 IC
        07/06/2006                 WARE                625,000.00                OH                 IC
        12/18/2006                 WARE               1,760,000.00               OH                 IC
        09/06/2006                 WARE                975,000.00                OH                 FP
        08/11/2006                 WARE               1,125,000.00               OH                 FP
        09/01/2006                 WARE                760,000.00                OH                 FC
        01/03/2007                 WARE                975,000.00                OH                 FP
        12/11/2006                 WARE               1,882,000.00               OH                 FP
        12/27/2006                 WARE               1,096,000.00               OH                 FP
        03/08/2007                 WARE                862,500.00                OH                 IC
        12/21/2006                 WARE                674,798.00                OH                 IC
        02/19/2007                 WARE               1,137,500.00               OH                 IC
        02/21/2007                 WARE                720,000.00                OH                 IC
        02/16/2007                 WARE                336,000.00                OH                 IC
        03/12/2007                 WARE                645,000.00                OH                 IC
        02/28/2007                 WARE                770,000.00                OH                 IC
        03/06/2007                 WARE                246,000.00                OH                 IC
        04/18/2007                 WARE                250,000.00                OH                 IC
        03/23/2007                 WARE               1,057,400.00               OH                 IC
        02/16/2007                 WARE                712,500.00                OH                 IC
        06/22/2006                 WARE                399,200.00                OH                 FP
        02/23/2007                 WARE                204,000.00                OH                 IC
        02/08/2007                 WARE                555,000.00                OH                 FP
        02/26/2007                 WARE                530,000.00                OH                 IC
        03/26/2007                 WARE                344,000.00                OH                 IC
        02/26/2007                 WARE               2,252,500.00               OH                 IC
        03/26/2007                 WARE               1,400,000.00               OH                 IC
        03/27/2007                 WARE                850,000.00                OH                 IC
        02/16/2007                 WARE               1,950,000.00               OH                 IC
        04/25/2007                 WARE               1,550,000.00               OH                 IC
        04/27/2007                 WARE               1,039,920.00               OH                 IC
        04/04/2007                 WARE               1,235,000.00               OH                 IC
        02/27/2007                 WARE                650,000.00                OH                 IC
        03/16/2007                 WARE               1,880,000.00               OH                 IC
        03/15/2007                 WARE                106,300.00                OH                 IC
        03/19/2007                 WARE                221,250.00                OH                 IC
        03/12/2007                 WARE               1,800,000.00               OH                 IC
        03/09/2007                 WARE                310,000.00                OH                 IC
        03/08/2007                 WARE               1,256,250.00               OH                 IC
        03/27/2007                 WARE                406,400.00                OH                 IC
        03/02/2007                 WARE               1,388,000.00               OH                 IC
        02/26/2007                 WARE                108,000.00                OH                 IC
        03/26/2007                 WARE                340,000.00                OH                 IC
        03/08/2007                 WARE               1,293,750.00               OH                 IC
        03/21/2007                 WARE                806,400.00                OH                 IC
        03/26/2007                 WARE               1,000,000.00               OH                 IC
        03/01/2007                 WARE                728,000.00                OH                 IC
        02/27/2007                 WARE               1,000,000.00               OH                 IC
        03/09/2007                 WARE                960,000.00                OH                 IC
        02/22/2007                 WARE                560,000.00                OH                 IC
        03/02/2007                 WARE                920,600.00                OH                 IC
        04/10/2007                 WARE                525,000.00                OH                 IC
        03/07/2007                 WARE                200,000.00                OH                 IC
        03/27/2007                 WARE                251,100.00                OH                 IC
        03/19/2007                 WARE                945,000.00                OH                 IC
        03/29/2007                 WARE               1,160,000.00               OH                 IC
        03/23/2007                 WARE                864,000.00                OH                 IC
        03/26/2007                 WARE               1,060,000.00               OH                 IC
        03/20/2007                 WARE                130,800.00                OH                 IC
        03/28/2007                 WARE                625,000.00                OH                 IC
        03/29/2007                 WARE                500,000.00                OH                 IC
        03/19/2007                 WARE                760,000.00                OH                 IC
        03/25/2007                 WARE                780,000.00                OH                 IC
        03/23/2007                 WARE                832,000.00                OH                 IC
        03/29/2007                 WARE               1,320,000.00               OH                 IC
        03/19/2007                 WARE               1,400,000.00               OH                 IC
        03/16/2007                 WARE               1,406,981.00               OH                 IC
        03/19/2007                 WARE               2,000,000.00               OH                 IC
        03/22/2007                 WARE                370,000.00                OH                 IC
        03/08/2007                 WARE               2,200,000.00               OH                 IC
        04/02/2007                 WARE               2,850,000.00               OH                 IC
        03/23/2007                 WARE                900,000.00                OH                 IC
        03/23/2007                 WARE                688,000.00                OH                 IC
        03/13/2007                 WARE                300,000.00                OH                 IC
        03/30/2007                 WARE                230,000.00                OH                 IC
        03/19/2007                 WARE                626,500.00                OH                 IC
        03/19/2007                 WARE               1,200,000.00               OH                 IC
        03/23/2007                 WARE               1,102,000.00               OH                 IC
        03/30/2007                 WARE                944,000.00                OH                 IC
        03/20/2007                 WARE                472,000.00                OH                 IC
        03/20/2007                 WARE                191,190.00                OH                 IC
        03/19/2007                 WARE                150,000.00                OH                 IC
        03/30/2007                 WARE               1,856,000.00               OH                 IC
        03/19/2007                 WARE                481,550.00                OH                 IC
        03/22/2007                 WARE                145,800.00                OH                 IC
        03/23/2007                 WARE               2,094,800.00               OH                 IC
        04/03/2007                 WARE                532,500.00                OH                 IC
        03/27/2007                 WARE                123,600.00                OH                 IC
        04/25/2007                 WARE                871,000.00                OH                 IC
        04/18/2007                 WARE               1,960,000.00               OH                 IC
        04/03/2007                 WARE                536,000.00                OH                 IC
        03/23/2007                 WARE                840,000.00                OH                 IC
        04/23/2007                 WARE               2,080,000.00               OH                 IC
        04/20/2007                 WARE               1,436,000.00               OH                 IC
        03/27/2007                 WARE               1,000,000.00               OH                 IC
        03/23/2007                 WARE               2,200,000.00               OH                 IC
        04/04/2007                 WARE                148,000.00                OH                 IC
        04/30/2007                 WARE                476,000.00                OH                 IC
        03/22/2007                 WARE                278,720.00                OH                 IC
        04/23/2007                 WARE               1,260,000.00               OH                 IC
        05/08/2007                 WARE               1,390,112.00               OH                 IC
        04/27/2007                 WARE               1,510,000.00               OH                 IC
        04/30/2007                 WARE               1,087,000.00               OH                 IC
        04/24/2007                 WARE                565,600.00                OH                 IC
        05/04/2007                 WARE                800,000.00                OH                 IC
        04/17/2007                 WARE                556,400.00                OH                 IC
        04/27/2007                 WARE               1,119,920.00               OH                 IC
        05/03/2007                 WARE               3,250,000.00               OH                 IC
        04/24/2007                 WARE                678,848.00                OH                 IC
        05/02/2007                 WARE                815,000.00                OH                 IC
        04/26/2007                 WARE                388,000.00                OH                 IC
        05/04/2007                 WARE                479,200.00                OH                 IC
        04/02/2007                 WARE                299,200.00                OH                 IC
        04/25/2007                 WARE                600,000.00                OH                 IC
        04/16/2007                 WARE                980,000.00                OH                 IC
        04/25/2007                 WARE               1,283,200.00               OH                 IC
        04/18/2007                 WARE                920,000.00                OH                 IC
        04/30/2007                 WARE                345,000.00                OH                 IC
        04/26/2007                 WARE               1,495,000.00               OH                 IC
        04/26/2007                 WARE               1,253,625.00               OH                 IC
        04/23/2007                 WARE               1,275,000.00               OH                 IC
        04/16/2007                 WARE                980,000.00                OH                 IC
        04/27/2007                 WARE                633,420.00                OH                 IC
        04/26/2007                 WARE                112,000.00                OH                 IC
        05/10/2007                 WARE               1,000,000.00               OH                 IC
        04/20/2007                 WARE               1,188,000.00               OH                 IC
        04/25/2007                 WARE               1,000,000.00               OH                 IC
        04/19/2007                 WARE                474,500.00                OH                 IC
        04/13/2007                 WARE                291,500.00                OH                 IC
        05/18/2007                 WARE               1,308,000.00               OH                 IC
        04/26/2007                 WARE                350,000.00                OH                 IC
        05/10/2007                 WARE               1,747,500.00               OH                 IC
        04/24/2007                 WARE               1,250,000.00               OH                 IC
        05/01/2007                 WARE                282,000.00                OH                 IC
        05/04/2007                 WARE                520,000.00                OH                 IC
        05/17/2007                 WARE                88,000.00                 OH                 IC
        05/02/2007                 WARE               5,225,000.00               OH                 IC
        05/16/2007                 WARE               1,640,000.00               OH                 IC
        05/07/2007                 WARE               2,200,000.00               OH                 IC
        05/17/2007                 WARE               1,400,000.00               OH                 IC
        04/18/2007                 WARE                202,400.00                OH                 IC
        04/20/2007                 WARE                206,000.00                OH                 IC
        05/18/2007                 WARE               2,423,750.00               OH                 IC
        05/11/2007                 WARE                98,875.00                 OH                 IC
        05/09/2007                 WARE               1,050,000.00               OH                 IC
        04/30/2007                 WARE                220,000.00                OH                 IC
        05/15/2007                 WARE                750,000.00                OH                 IC
        05/17/2007                 WARE                369,449.00                OH                 IC
        05/09/2007                 WARE               2,480,000.00               OH                 IC
        05/15/2007                 WARE                674,353.00                OH                 IC
        05/15/2007                 WARE               1,000,000.00               OH                 IC
        05/11/2007                 WARE                542,750.00                OH                 IC
        05/10/2007                 WARE               2,096,250.00               OH                 IC
        05/11/2007                 WARE               2,000,000.00               OH                 IC
        05/15/2007                 WARE                599,200.00                OH                 IC
        05/14/2007                 WARE                350,000.00                OH                 IC
        05/25/2006                 WARE                565,040.00                OH                 FC
        04/21/2006                 WARE                295,369.00                OH                 FC
        04/12/2006                 WARE                440,000.00                OH                 FC
        06/27/2006                 WARE               2,520,000.00               OH                 FP
        07/07/2006                 WARE               2,800,000.00               OH                 FP
        06/02/2006                 WARE               3,500,000.00               OH                 FP
        06/05/2006                 WARE               7,000,000.00               OH                 FP
        06/27/2006                 WARE               9,999,999.00               OH                 FC
        06/15/2006                 WARE               2,670,000.00               OH                 FP
        06/02/2006                 WARE               3,780,000.00               OH                 FP
        06/27/2006                 WARE               3,000,000.00               OH                 FP
        06/26/2006                 WARE               3,300,000.00               OH                 FP
        04/28/2006                 WARE               5,600,000.00               OH                 FC
        05/24/2006                 WARE               3,640,000.00               OH                 FP
        06/16/2006                 WARE               4,100,000.00               OH                 FP
        08/25/2006                 WARE               3,000,000.00               OH                 FP
        07/24/2006                 WARE               3,960,000.00               OH                 FC
        07/21/2006                 WARE               2,812,500.00               OH                 FC
        05/25/2006                 WARE               5,160,000.00               OH                 FC
        07/10/2006                 WARE               2,765,000.00               OH                 FC
        01/04/2007                 WARE               3,750,000.00               OH                 FP
        07/07/2006                 WARE               3,430,000.00               OH                 FC
        06/19/2006                 WARE               4,125,000.00               OH                 FP
        06/22/2006                 WARE               2,870,000.00               OH                 FP
        05/15/2006                 WARE               2,800,000.00               OH                 FP
        08/10/2006                 WARE               3,920,000.00               OH                 FC
        07/26/2006                 WARE               2,628,000.00               OH                 FC
        08/01/2006                 WARE               2,865,000.00               OH                 FP
        08/11/2006                 WARE               2,740,000.00               OH                 FC
        08/10/2006                 WARE               4,462,500.00               OH                 FC
        07/17/2006                 WARE               2,610,000.00               OH                 FP
        08/11/2006                 WARE               2,550,000.00               OH                 FC
        06/29/2006                 WARE                60,900.00                 OH                 FP
        07/07/2006                 WARE               2,625,000.00               OH                 FP
        06/21/2006                 WARE               2,798,900.00               OH                 FC
        06/16/2006                 WARE               2,730,000.00               OH                 FC
        05/15/2006                 WARE               5,250,000.00               OH                 FP
        05/12/2006                 WARE               2,900,000.00               OH                 FP
        07/25/2006                 WARE               2,625,000.00               OH                 FC
        08/18/2006                 WARE               3,556,000.00               OH                 FP
        07/07/2006                 WARE               2,625,000.00               OH                 FP
        08/08/2006                 WARE               3,750,000.00               OH                 FC
        08/22/2006                 WARE               4,078,500.00               OH                 FC
        07/03/2006                 WARE               3,600,000.00               OH                 FP
        08/15/2006                 WARE               2,950,000.00               OH                 FC
        08/03/2006                 WARE               3,187,500.00               OH                 FC
        08/17/2006                 WARE               3,804,000.00               OH                 FP
        10/03/2006                 WARE               3,059,027.00               OH                 FC
        08/25/2006                 WARE               2,946,840.00               OH                 FC
        10/09/2006                 WARE               3,220,000.00               OH                 FC
        10/06/2003                 WARE               2,770,000.00               OH                 FC
        10/16/2006                 WARE               2,814,167.00               OH                 FC
        10/10/2006                 WARE               3,000,000.00               OH                 FC
        09/07/2006                 WARE               2,850,000.00               OH                 FC
        09/13/2006                 WARE               3,600,000.00               OH                 FC
        09/27/2006                 WARE               3,000,000.00               OH                 FC
        09/25/2006                 WARE               6,000,000.00               OH                 FC
        06/20/2006                 WARE               4,620,000.00               OH                 FC
        06/29/2006                 WARE               2,659,000.00               OH                 FP
        05/23/2006                 WARE               5,503,200.00               OH                 FP
        08/21/2006                 WARE               5,300,000.00               OH                 FC
        08/09/2006                 WARE               3,800,000.00               OH                 FC
        07/28/2006                 WARE               4,500,000.00               OH                 FC
        07/12/2006                 WARE               3,850,000.00               OH                 FC
        08/25/2006                 WARE               6,900,000.00               OH                 FP
        07/18/2006                 WARE               4,300,000.00               OH                 FC
        07/31/2006                 WARE               5,100,000.00               OH                 FP
        07/27/2006                 WARE               4,165,000.00               OH                 FC
        10/27/2006                 WARE               3,354,000.00               OH                 FC
        10/26/2006                 WARE               2,900,000.00               OH                 FC
        10/10/2006                 WARE               3,885,000.00               OH                 FC
        10/18/2006                 WARE               2,534,500.00               OH                 FC
        09/21/2006                 WARE               3,360,000.00               OH                 FC
        07/25/2006                 WARE               7,000,000.00               OH                 FC
        09/12/2006                 WARE               2,880,000.00               OH                 FC
        10/02/2006                 WARE               2,987,000.00               OH                 FC
        10/04/2006                 WARE               3,629,000.00               OH                 FC
        10/02/2006                 WARE               2,999,999.00               OH                 FC
        10/13/2006                 WARE               3,050,000.00               OH                 FC
        10/17/2006                 WARE               3,650,000.00               OH                 FC
        09/29/2006                 WARE               2,560,000.00               OH                 FC
        10/30/2006                 WARE               2,992,500.00               OH                 FC
        07/31/2006                 WARE               2,600,000.00               OH                 FC
        09/22/2006                 WARE               4,375,000.00               OH                 FC
        09/25/2006                 WARE               3,000,000.00               OH                 FC
        09/15/2006                 WARE               3,120,448.00               OH                 FC
        12/22/2006                 WARE               2,000,000.00               OH                 IC
        03/28/2007                 WARE                300,000.00                OH                 IC
        01/15/2007                 WARE                210,000.00                OH                 IC
        01/22/2007                 WARE                345,000.00                OH                 IC
        01/19/2007                 WARE                454,400.00                OH                 FP
        03/20/2007                 WARE               2,650,000.00               OH                 IC
        08/09/2006                 WARE               2,502,500.00               OH                 FP
        08/04/2006                 WARE               2,640,000.00               OH                 FP
        07/26/2006                 WARE               4,057,000.00               OH                 FC
        08/11/2006                 WARE               3,000,000.00               OH                 FP
        07/19/2006                 WARE               2,625,000.00               OH                 FP
        08/18/2006                 WARE               6,200,000.00               OH                 FC
        07/25/2006                 WARE               2,700,000.00               OH                 FP
        01/24/2007                 WARE                376,000.00                OH                 FP
        02/16/2007                 WARE               2,400,000.00               OH                 IC
        07/01/2006                 WARE                401,718.00                OH                 FP
        08/22/2006                 WARE               1,950,000.00               OH                 FP
        02/16/2007                 WARE                380,000.00                OH                 IC
        02/26/2007                 WARE                900,000.00                OH                 FP
        02/08/2007                 WARE                177,000.00                OH                 IC
        03/16/2007                 WARE                640,000.00                OH                 IC
        04/05/2007                 WARE               2,895,000.00               OH                 IC
        03/21/2007                 WARE                400,000.00                OH                 IC
        03/08/2007                 WARE                210,000.00                OH                 IC
        03/26/2007                 WARE                512,000.00                OH                 IC
        03/25/2007                 WARE                576,000.00                OH                 IC
        03/19/2007                 WARE                750,000.00                OH                 IC
        03/29/2007                 WARE                585,000.00                OH                 IC
        03/30/2007                 WARE                206,800.00                OH                 IC
        03/27/2007                 WARE                489,000.00                OH                 IC
        03/16/2007                 WARE                650,000.00                OH                 IC
        03/22/2007                 WARE               2,000,000.00               OH                 IC
        03/22/2007                 WARE                806,400.00                OH                 IC
        03/17/2007                 WARE                505,000.00                OH                 IC
        03/29/2007                 WARE                664,000.00                OH                 IC
        03/21/2007                 WARE                323,200.00                OH                 IC
        03/15/2007                 WARE               1,500,000.00               OH                 IC
        03/30/2007                 WARE                375,000.00                OH                 IC
        03/15/2007                 WARE                144,000.00                OH                 IC
        03/22/2007                 WARE                215,200.00                OH                 IC
        03/21/2007                 WARE               2,035,200.00               OH                 IC
        03/22/2007                 WARE               1,581,444.00               OH                 IC
        04/03/2007                 WARE               4,500,000.00               OH                 IC
        03/29/2007                 WARE               2,340,000.00               OH                 IC
        03/09/2007                 WARE                152,700.00                OH                 IC
        04/06/2007                 WARE                620,000.00                OH                 IC
        04/02/2007                 WARE                126,700.00                OH                 IC
        03/23/2007                 WARE               1,270,000.00               OH                 IC
        03/14/2007                 WARE               1,440,000.00               OH                 IC
        03/23/2007                 WARE               1,000,000.00               OH                 IC
        03/30/2007                 WARE               3,000,000.00               OH                 IC
        03/19/2007                 WARE                954,800.00                OH                 IC
        03/19/2007                 WARE                712,000.00                OH                 IC
        03/13/2007                 WARE                628,000.00                OH                 IC
        03/28/2007                 WARE                720,000.00                OH                 IC
        03/28/2007                 WARE               1,563,200.00               OH                 IC
        03/20/2007                 WARE               1,179,000.00               OH                 IC
        04/02/2007                 WARE                268,000.00                OH                 IC
        04/04/2007                 WARE               1,320,000.00               OH                 IC
        04/06/2007                 WARE                160,800.00                OH                 IC
        04/06/2007                 WARE                160,800.00                OH                 IC
        03/19/2007                 WARE                880,000.00                OH                 IC
        03/30/2007                 WARE                439,200.00                OH                 IC
        03/23/2007                 WARE               1,600,000.00               OH                 IC
        04/05/2007                 WARE                940,000.00                OH                 IC
        04/04/2007                 WARE                720,000.00                OH                 IC
        03/20/2007                 WARE               1,465,000.00               OH                 IC
        03/23/2007                 WARE               1,108,000.00               OH                 IC
        03/27/2007                 WARE                450,000.00                OH                 IC
        04/03/2007                 WARE               1,388,000.00               OH                 IC
        03/26/2007                 WARE                440,000.00                OH                 IC
        04/10/2007                 WARE                50,000.00                 OH                 IC
        03/30/2007                 WARE                188,000.00                OH                 IC
        03/22/2007                 WARE               1,800,000.00               OH                 IC
        03/22/2007                 WARE                503,960.00                OH                 IC
        03/21/2007                 WARE                757,000.00                OH                 IC
        03/26/2007                 WARE                584,000.00                OH                 IC
        04/03/2007                 WARE                675,000.00                OH                 IC
        03/30/2007                 WARE                489,000.00                OH                 IC
        03/28/2007                 WARE                563,950.00                OH                 IC
        03/29/2007                 WARE                223,800.00                OH                 IC
        03/23/2007                 WARE               1,400,000.00               OH                 IC
        03/23/2007                 WARE               1,600,000.00               OH                 IC
        03/23/2007                 WARE                578,400.00                OH                 IC
        03/23/2007                 WARE               1,430,250.00               OH                 IC
        04/02/2007                 WARE               1,280,000.00               OH                 IC
        04/03/2007                 WARE                220,000.00                OH                 IC
        03/30/2007                 WARE                265,930.00                OH                 IC
        03/27/2007                 WARE                743,000.00                OH                 IC
        04/02/2007                 WARE                664,000.00                OH                 IC
        03/28/2007                 WARE                528,500.00                OH                 IC
        03/30/2007                 WARE                612,000.00                OH                 IC
        03/29/2007                 WARE                174,500.00                OH                 IC
        04/03/2007                 WARE               2,760,000.00               OH                 IC
        03/26/2007                 WARE               2,320,000.00               OH                 IC
        03/29/2007                 WARE               1,760,000.00               OH                 IC
        05/02/2007                 WARE               1,250,000.00               OH                 IC
        03/28/2007                 WARE               3,000,000.00               OH                 IC
        04/04/2007                 WARE               1,432,500.00               OH                 IC
        03/28/2007                 WARE                680,000.00                OH                 IC
        03/30/2007                 WARE               2,400,000.00               OH                 IC
        04/05/2007                 WARE                172,000.00                OH                 IC
        02/28/2005                 WARE                258,000.00                OH                 IP
        04/05/2007                 WARE                768,000.00                OH                 IC
        02/21/2007                 WARE                200,000.00                OH                 IC
        01/29/2007                 WARE                299,250.00                OH                 IC
        03/16/2007                 WARE                309,600.00                OH                 IC
        03/23/2007                 WARE                356,000.00                OH                 IC
        01/16/2004                 WARE                460,000.00                OH                 IP
        04/04/2007                 WARE               7,837,500.00               OH                 IC
        04/24/2007                 WARE                413,000.00                OH                 IC
        04/19/2007                 WARE               1,800,000.00               OH                 FP
        03/29/2007                 WARE                604,000.00                OH                 IC
        03/26/2007                 WARE                588,000.00                OH                 IC
        04/20/2007                 WARE                252,000.00                OH                 IC
        04/20/2007                 WARE                975,000.00                OH                 IC
        04/23/2007                 WARE                332,000.00                OH                 IC
        05/14/2007                 WARE                676,000.00                OH                 IC
        01/14/2002                 WARE               1,220,000.00               OH                 IP
        04/26/2002                 WARE                400,000.00                OH                 IP
        11/01/2001                 WARE                390,000.00                OH                 IP
        03/27/2003                 WARE                790,000.00                OH                 IP
        06/02/2003                 WARE                476,000.00                OH                 IP
        02/27/2004                 WARE                251,350.00                OH                 IP
        05/02/2003                 WARE                162,500.00                OH                 IP
        12/17/2003                 WARE                350,000.00                OH                 IP
        02/03/2004                 WARE                90,400.00                 OH                 IP
        02/13/2004                 WARE                401,700.00                OH                 IP
        03/23/2004                 WARE                271,000.00                OH                 IP
        09/15/2003                 WARE                737,600.00                OH                 IP
        11/14/2003                 WARE               2,984,000.00               OH                 IP
        12/15/2003                 WARE                500,000.00                OH                 IP
        01/23/2004                 WARE                220,000.00                OH                 IP
        01/30/2004                 WARE                900,000.00                OH                 IP
        02/20/2004                 WARE                227,000.00                OH                 IP
        02/17/2004                 WARE                650,000.00                OH                 IP
        03/03/2004                 WARE                945,000.00                OH                 IP
        03/04/2004                 WARE                239,950.00                OH                 IP
        03/17/2004                 WARE                275,600.00                OH                 IP
        03/23/2004                 WARE                577,500.00                OH                 IP
        03/26/2004                 WARE                350,000.00                OH                 IP
        03/19/2004                 WARE                366,400.00                OH                 IP
        04/13/2004                 WARE                239,200.00                OH                 IP
        03/24/2004                 WARE                568,000.00                OH                 IP
        04/09/2004                 WARE                155,600.00                OH                 IP
        04/20/2004                 WARE                143,900.00                OH                 IP
        04/19/2004                 WARE                780,000.00                OH                 IP
        04/19/2004                 WARE                860,000.00                OH                 IP
        04/01/2004                 WARE                452,500.00                OH                 IP
        04/28/2004                 WARE                540,000.00                OH                 IP
        12/02/2004                 WARE               2,000,000.00               OH                 IP
        09/03/2002                 WARE               1,300,000.00               OH                 IP
        09/24/2002                 WARE                157,000.00                OH                 IP
        01/09/2003                 WARE                303,200.00                OH                 IP
        07/09/2002                 WARE                277,700.00                OH                 IP
        05/24/2002                 WARE                93,000.00                 OH                 IP
        07/18/2002                 WARE                225,000.00                OH                 IP
        01/02/2002                 WARE                140,000.00                OH                 IP
        10/11/2002                 WARE                350,000.00                OH                 IP
        01/10/2003                 WARE                480,000.00                OH                 IP
        02/19/2003                 WARE               2,000,000.00               OH                 IP
        03/26/2003                 WARE                515,000.00                OH                 IP
        01/29/2004                 WARE                222,265.00                OH                 IP
        05/29/2003                 WARE                174,000.00                OH                 IP
        01/20/2004                 WARE                236,200.00                OH                 IP
        03/04/2004                 WARE                160,000.00                OH                 IP
        02/27/2004                 WARE                145,100.00                OH                 IP
        03/18/2004                 WARE                212,000.00                OH                 IP
        03/26/2004                 WARE                107,200.00                OH                 IP
        04/12/2004                 WARE                555,000.00                OH                 IP
        04/07/2004                 WARE                564,400.00                OH                 IP
        01/29/2004                 WARE                584,500.00                OH                 IP
        02/19/2004                 WARE                650,000.00                OH                 IP
        03/18/2004                 WARE                289,750.00                OH                 IP
        03/22/2004                 WARE                206,400.00                OH                 IP
        03/12/2004                 WARE                205,500.00                OH                 IP
        03/19/2004                 WARE                264,000.00                OH                 IP
        04/02/2004                 WARE                975,000.00                OH                 IP
        04/14/2004                 WARE                464,000.00                OH                 IP
        03/31/2004                 WARE                156,000.00                OH                 IP
        04/14/2004                 WARE                420,000.00                OH                 IP
        04/30/2004                 WARE                238,400.00                OH                 IP
        04/26/2004                 WARE               4,750,000.00               OH                 IP
        04/20/2004                 WARE               1,200,000.00               OH                 IP
        04/21/2004                 WARE                203,100.00                OH                 IP
        03/22/2004                 WARE                607,900.00                OH                 IP
        04/12/2004                 WARE                420,000.00                OH                 IP
        04/30/2004                 WARE                500,000.00                OH                 IP
        04/09/2004                 WARE                62,100.00                 OH                 IP
        04/09/2004                 WARE                329,000.00                OH                 IP
        04/20/2004                 WARE                282,700.00                OH                 IP
        04/20/2004                 WARE                333,800.00                OH                 IP
        05/06/2004                 WARE                166,400.00                OH                 IP
        04/23/2004                 WARE                450,000.00                OH                 IP
        04/29/2004                 WARE                252,000.00                OH                 IP
        04/16/2004                 WARE                599,700.00                OH                 IP
        05/14/2004                 WARE                216,000.00                OH                 IP
        04/12/2004                 WARE                285,100.00                OH                 IP
        06/04/2004                 WARE                180,700.00                OH                 IP
        06/28/2004                 WARE                165,000.00                OH                 IP
        08/23/2004                 WARE                495,700.00                OH                 IP
        07/26/2006                 WARE               1,448,000.00               OH                 FC
        08/07/2006                 WARE               1,320,000.00               OH                 FP
        08/17/2004                 WARE               1,100,000.00               OH                 FC
        12/14/2006                 WARE                746,250.00                OH                 IC
        11/20/2006                 WARE               3,045,000.00               OH                 FP
        09/27/2006                 WARE                222,400.00                OH                 FP
        10/30/2006                 WARE                200,000.00                OH                 FP
        12/18/2006                 WARE                417,000.00                OH                 FP
        12/15/2006                 WARE                570,950.00                OH                 IC
        12/15/2006                 WARE                216,000.00                OH                 IC
        12/14/2006                 WARE                317,000.00                OH                 IC
        11/21/2006                 WARE                199,200.00                OH                 FP
        11/28/2006                 WARE                524,000.00                OH                 FP
        12/14/2006                 WARE                860,000.00                OH                 FP
        12/22/2006                 WARE               5,700,000.00               OH                 FP
        12/01/2006                 WARE                424,000.00                OH                 FC
        12/06/2006                 WARE                750,000.00                OH                 FP
        12/26/2006                 WARE                800,000.00                OH                 FP
        12/29/2006                 WARE               1,960,000.00               OH                 FC
        12/26/2006                 WARE                500,000.00                OH                 FP
        05/17/2006                 WARE                440,000.00                OH                 IC
        03/23/2007                 WARE               1,500,000.00               OH                 IC
        12/15/2006                 WARE                72,000.00                 OH                 FP
        03/20/2007                 WARE               1,485,000.00               OH                 IC
        03/02/2007                 WARE                520,000.00                OH                 IC
        04/02/2007                 WARE               1,925,000.00               OH                 IC
        02/15/2007                 WARE               1,750,000.00               OH                 FP
        01/19/2007                 WARE               1,000,000.00               OH                 IC
        01/29/2007                 WARE                192,500.00                OH                 FC
        01/25/2007                 WARE                880,281.00                OH                 FP
        04/19/2007                 WARE               1,569,000.00               OH                 IC
        02/15/2007                 WARE                960,000.00                OH                 FC
        01/15/2007                 WARE                400,000.00                OH                 FC
        05/11/2007                 WARE                427,500.00                OH                 IC
        10/25/2006                 WARE                200,000.00                OH                 FP
        03/09/2007                 WARE               2,021,250.00               OH                 FP
        02/23/2007                 WARE                488,000.00                OH                 IC
        03/14/2007                 WARE               1,475,000.00               OH                 FP
        07/20/2006                 WARE               1,000,000.00               OH                 FP
        08/09/2006                 WARE                200,000.00                OH                 FP
        08/07/2006                 WARE               1,359,200.00               OH                 FC
        08/05/2006                 WARE               3,000,000.00               OH                 FP
        08/11/2006                 WARE                643,200.00                OH                 FP
        02/28/2007                 WARE                765,000.00                OH                 FP
        02/26/2007                 WARE               2,650,000.00               OH                 FP
        03/01/2007                 WARE               1,220,000.00               OH                 FP
        02/26/2007                 WARE               1,560,000.00               OH                 FC
        01/26/2007                 WARE                550,000.00                OH                 FC
        03/09/2007                 WARE                114,800.00                OH                 FP
        04/11/2007                 WARE               1,680,000.00               OH                 IC
        04/03/2007                 WARE                352,000.00                OH                 IC
        03/14/2007                 WARE                216,000.00                OH                 FP
        03/09/2007                 WARE               1,750,000.00               OH                 FP
        03/02/2007                 WARE               3,100,000.00               OH                 FP
        02/15/2007                 WARE                720,000.00                OH                 FP
        03/02/2007                 WARE               1,577,050.00               OH                 FP
        02/05/2007                 WARE                329,600.00                OH                 FP
        04/13/2007                 WARE                231,000.00                OH                 IC
        02/10/2007                 WARE                106,000.00                OH                 IC
        03/05/2007                 WARE                196,000.00                OH                 FP
        03/08/2007                 WARE               1,125,000.00               OH                 FP
        03/27/2007                 WARE               2,437,500.00               OH                 IC
        02/23/2007                 WARE               2,590,000.00               OH                 FP
        03/12/2007                 WARE                583,200.00                OH                 FP
        02/22/2007                 WARE                656,250.00                OH                 FP
        02/15/2007                 WARE               1,110,000.00               OH                 FC
        03/05/2007                 WARE               2,300,000.00               OH                 IC
        03/14/2007                 WARE               1,280,000.00               OH                 IC
        02/14/2007                 WARE               3,500,000.00               OH                 IC
        03/14/2007                 WARE                716,000.00                OH                 FP
        04/09/2007                 WARE               2,400,000.00               OH                 IC
        02/16/2007                 WARE                515,000.00                OH                 IC
        02/28/2007                 WARE                599,740.00                OH                 FP
        03/01/2007                 WARE                352,000.00                OH                 IC
        02/28/2007                 WARE                181,600.00                OH                 FP
        03/14/2007                 WARE                548,000.00                OH                 FP
        02/15/2007                 WARE                99,600.00                 OH                 FP
        03/27/2007                 WARE               2,000,000.00               OH                 IC
        03/16/2007                 WARE                950,000.00                OH                 FP
        03/12/2007                 WARE                913,600.00                OH                 FP
        03/23/2007                 WARE                999,000.00                OH                 IC
        03/14/2007                 WARE                248,000.00                OH                 FP
        03/30/2007                 WARE                600,000.00                OH                 IC
        03/02/2007                 WARE               1,000,000.00               OH                 IC
        03/01/2007                 WARE                218,000.00                OH                 FP
        04/09/2007                 WARE                599,900.00                OH                 IC
        04/02/2007                 WARE                540,000.00                OH                 IC
        03/05/2007                 WARE               1,781,250.00               OH                 FP
        03/20/2007                 WARE                448,000.00                OH                 FP
        03/06/2007                 WARE                252,400.00                OH                 FP
        04/02/2007                 WARE                234,000.00                OH                 IC
        03/05/2007                 WARE                487,500.00                OH                 FC
        03/08/2007                 WARE                456,000.00                OH                 FP
        03/21/2007                 WARE               2,659,600.00               OH                 FP
        03/30/2007                 WARE                524,000.00                OH                 IC
        02/26/2007                 WARE                208,000.00                OH                 FP
        03/27/2007                 WARE                876,000.00                OH                 FP
        03/05/2007                 WARE               1,025,000.00               OH                 IC
        03/09/2007                 WARE                950,000.00                OH                 FP
        03/01/2007                 WARE                450,000.00                OH                 FP
        02/22/2007                 WARE               2,168,000.00               OH                 IC
        02/27/2007                 WARE                250,800.00                OH                 IC
        03/30/2007                 WARE                206,800.00                OH                 IC
        03/14/2007                 WARE               1,360,000.00               OH                 FP
        03/06/2007                 WARE                630,000.00                OH                 FP
        02/27/2007                 WARE                436,000.00                OH                 IC
        03/30/2007                 WARE               2,224,000.00               OH                 IC
        03/19/2007                 WARE                407,900.00                OH                 IC
        03/19/2007                 WARE                231,908.00                OH                 IC
        03/07/2007                 WARE                236,000.00                OH                 IC
        03/16/2007                 WARE                825,000.00                OH                 IC
        03/08/2007                 WARE               1,520,000.00               OH                 FP
        04/25/2007                 WARE               1,000,000.00               OH                 IC
        03/21/2007                 WARE               1,025,000.00               OH                 FP
        04/04/2007                 WARE               2,000,000.00               OH                 IC
        04/23/2007                 WARE                96,050.00                 OH                 IC
        03/12/2007                 WARE                870,000.00                OH                 IC
        03/29/2007                 WARE               1,572,000.00               OH                 IC
        04/04/2007                 WARE               1,304,000.00               OH                 IC
        03/27/2007                 WARE                345,000.00                OH                 IC
        03/28/2007                 WARE                107,200.00                OH                 IC
        03/28/2007                 WARE               1,885,000.00               OH                 IC
        03/22/2007                 WARE                280,000.00                OH                 FP
        03/15/2007                 WARE                180,000.00                OH                 FP
        04/10/2007                 WARE                377,200.00                OH                 IC
        02/23/2007                 WARE                600,000.00                OH                 FP
        03/16/2007                 WARE                256,800.00                OH                 IC
        03/09/2007                 WARE                458,400.00                OH                 FP
        04/10/2007                 WARE               1,336,500.00               OH                 IC
        03/20/2007                 WARE               3,000,000.00               OH                 IC
        05/03/2007                 WARE                567,000.00                OH                 IC
        03/29/2007                 WARE               1,462,500.00               OH                 IC
        04/03/2007                 WARE               1,875,000.00               OH                 IC
        03/22/2007                 WARE               1,179,200.00               OH                 IC
        03/16/2007                 WARE               1,308,750.00               OH                 FP
        03/14/2007                 WARE                750,000.00                OH                 IC
        03/23/2007                 WARE                935,000.00                OH                 IC
        04/09/2007                 WARE               1,568,000.00               OH                 IC
        04/06/2007                 WARE                810,000.00                OH                 IC
        03/09/2007                 WARE               1,612,500.00               OH                 FP
        04/05/2007                 WARE               3,770,000.00               OH                 IC
        04/10/2007                 WARE                660,000.00                OH                 IC
        04/18/2007                 WARE               1,680,000.00               OH                 IC
        03/08/2007                 WARE                680,000.00                OH                 IC
        04/02/2007                 WARE                197,600.00                OH                 IC
        03/13/2007                 WARE               2,000,000.00               OH                 FP
        03/12/2007                 WARE                700,000.00                OH                 FP
        03/30/2007                 WARE                296,000.00                OH                 IC
        04/06/2007                 WARE               1,080,000.00               OH                 IC
        03/21/2007                 WARE                512,000.00                OH                 IC
        03/26/2007                 WARE                338,000.00                OH                 IC
        03/30/2007                 WARE               2,212,500.00               OH                 IC
        03/26/2007                 WARE               1,000,000.00               OH                 IC
        03/27/2007                 WARE                219,600.00                OH                 IC
        04/06/2007                 WARE                631,200.00                OH                 IC
        04/24/2007                 WARE               3,377,500.00               OH                 IC
        04/30/2007                 WARE               1,160,000.00               OH                 IC
        04/18/2007                 WARE               1,276,000.00               OH                 IC
        03/21/2007                 WARE               1,200,000.00               OH                 IC
        03/28/2007                 WARE                426,800.00                OH                 IC
        03/30/2007                 WARE               3,044,100.00               OH                 IC
        03/19/2007                 WARE               1,470,000.00               OH                 IC
        03/08/2007                 WARE               1,020,000.00               OH                 IC
        03/30/2007                 WARE               1,000,000.00               OH                 IC
        04/06/2007                 WARE                800,000.00                OH                 IC
        03/30/2007                 WARE                652,409.00                OH                 IC
        04/03/2007                 WARE               1,226,160.00               OH                 IC
        04/19/2007                 WARE                409,600.00                OH                 IC
        04/09/2007                 WARE               1,604,000.00               OH                 IC
        03/13/2007                 WARE                248,000.00                OH                 FP
        04/02/2007                 WARE               1,875,000.00               OH                 IC
        04/18/2007                 WARE               1,016,000.00               OH                 IC
        04/11/2007                 WARE               1,200,000.00               OH                 IC
        03/29/2007                 WARE                273,900.00                OH                 IC
        04/06/2007                 WARE                480,000.00                OH                 IC
        03/29/2007                 WARE               2,200,000.00               OH                 IC
        03/21/2007                 WARE                460,000.00                OH                 IC
        03/16/2007                 WARE                260,000.00                OH                 IC
        03/21/2007                 WARE               1,140,800.00               OH                 IC
        03/14/2007                 WARE               2,000,000.00               OH                 IC
        04/27/2007                 WARE                292,000.00                OH                 IC
        03/30/2007                 WARE               1,125,000.00               OH                 IC
        04/03/2007                 WARE               1,200,000.00               OH                 IC
        04/24/2007                 WARE                330,000.00                OH                 IC
        03/26/2007                 WARE                696,000.00                OH                 IC
        04/06/2007                 WARE                260,000.00                OH                 IC
        04/24/2007                 WARE                800,000.00                OH                 IC
        04/04/2007                 WARE                975,000.00                OH                 IC
        04/04/2007                 WARE                525,000.00                OH                 IC
        04/02/2007                 WARE               3,445,000.00               OH                 IC
        04/09/2007                 WARE                990,900.00                OH                 IC
        04/02/2007                 WARE               1,400,000.00               OH                 IC
        03/16/2007                 WARE                748,000.00                OH                 FP
        03/13/2007                 WARE                501,000.00                OH                 FP
        03/21/2007                 WARE               1,400,000.00               OH                 FP
        03/15/2007                 WARE                612,700.00                OH                 FP
        03/14/2007                 WARE                700,000.00                OH                 FP
        03/15/2007                 WARE               4,750,000.00               OH                 IC
        04/05/2007                 WARE                256,000.00                OH                 IC
        04/02/2007                 WARE                928,800.00                OH                 IC
        04/06/2007                 WARE               1,440,000.00               OH                 IC
        03/29/2007                 WARE                762,966.00                OH                 IC
        04/12/2007                 WARE                126,240.00                OH                 IC
        03/23/2007                 WARE                647,500.00                OH                 IC
        04/06/2007                 WARE               1,516,000.00               OH                 IC
        04/05/2007                 WARE               1,640,000.00               OH                 IC
        03/27/2007                 WARE                197,400.00                OH                 IC
        03/27/2007                 WARE                225,600.00                OH                 IC
        03/30/2007                 WARE                186,400.00                OH                 IC
        04/05/2007                 WARE                468,000.00                OH                 IC
        03/28/2007                 WARE               1,960,000.00               OH                 IC
        04/05/2007                 WARE                700,000.00                OH                 IC
        03/16/2007                 WARE               1,350,000.00               OH                 IC
        04/03/2007                 WARE               1,017,500.00               OH                 IC
        03/29/2007                 WARE               1,847,800.00               OH                 IC
        03/06/2007                 WARE                588,000.00                OH                 FP
        03/20/2007                 WARE               2,470,000.00               OH                 IC
        03/28/2007                 WARE                399,000.00                OH                 IC
        03/29/2007                 WARE               2,005,000.00               OH                 IC
        03/22/2007                 WARE               2,000,000.00               OH                 IC
        03/20/2007                 WARE               2,159,250.00               OH                 IC
        04/09/2007                 WARE               1,124,400.00               OH                 IC
        04/27/2007                 WARE                680,000.00                OH                 IC
        03/19/2007                 WARE               2,174,250.00               OH                 IC
        04/17/2007                 WARE                681,300.00                OH                 IC
        04/06/2007                 WARE                614,000.00                OH                 IC
        03/16/2007                 WARE               1,240,000.00               OH                 FP
        04/05/2007                 WARE               1,000,000.00               OH                 IC
        04/10/2007                 WARE                620,000.00                OH                 IC
        03/30/2007                 WARE                122,400.00                OH                 IC
        03/28/2007                 WARE                937,500.00                OH                 IC
        04/23/2007                 WARE               1,520,000.00               OH                 IC
        04/06/2007                 WARE                107,200.00                OH                 IC
        04/11/2007                 WARE               1,593,750.00               OH                 IC
        04/09/2007                 WARE               1,300,000.00               OH                 IC
        03/20/2007                 WARE                425,000.00                OH                 FP
        03/23/2007                 WARE                464,000.00                OH                 IC
        04/11/2007                 WARE                384,800.00                OH                 IC
        04/27/2007                 WARE                557,300.00                OH                 IC
        04/02/2007                 WARE                396,824.00                OH                 IC
        04/06/2007                 WARE                800,000.00                OH                 IC
        04/04/2007                 WARE               1,218,000.00               OH                 IC
        04/16/2007                 WARE                310,464.00                OH                 IC
        04/03/2007                 WARE               1,840,000.00               OH                 IC
        03/29/2007                 WARE                540,000.00                OH                 IC
        03/21/2007                 WARE                379,500.00                OH                 IC
        04/20/2007                 WARE               2,280,000.00               OH                 IC
        03/22/2007                 WARE               1,596,000.00               OH                 IC
        03/27/2007                 WARE               1,787,500.00               OH                 IC
        03/19/2007                 WARE               3,000,000.00               OH                 IC
        04/25/2007                 WARE                607,000.00                OH                 IC
        03/30/2007                 WARE               1,113,750.00               OH                 IC
        03/28/2007                 WARE                624,000.00                OH                 IC
        04/16/2007                 WARE               1,530,000.00               OH                 IC
        04/17/2007                 WARE               2,000,000.00               OH                 IC
        03/07/2007                 WARE                820,000.00                OH                 FP
        03/27/2007                 WARE                436,750.00                OH                 IC
        04/18/2007                 WARE               1,684,000.00               OH                 IC
        02/27/2007                 WARE                382,400.00                OH                 IC
        04/30/2007                 WARE                552,000.00                OH                 IC
        04/05/2007                 WARE                352,000.00                OH                 IC
        03/30/2007                 WARE               3,190,000.00               OH                 IC
        04/17/2007                 WARE                450,000.00                OH                 IC
        04/16/2007                 WARE                368,000.00                OH                 IC
        03/28/2007                 WARE                540,000.00                OH                 IC
        04/02/2007                 WARE               3,100,000.00               OH                 IC
        03/26/2007                 WARE                892,000.00                OH                 IC
        04/05/2007                 WARE                187,200.00                OH                 IC
        04/13/2007                 WARE                192,984.00                OH                 IC
        04/11/2007                 WARE                58,160.00                 OH                 IC
        04/20/2007                 WARE               2,137,500.00               OH                 IC
        04/12/2007                 WARE                232,000.00                OH                 IC
        04/06/2007                 WARE               1,000,000.00               OH                 IC
        03/21/2007                 WARE                880,000.00                OH                 IC
        04/25/2007                 WARE                650,000.00                OH                 IC
        04/13/2007                 WARE               2,312,000.00               OH                 IC
        03/29/2007                 WARE               2,765,000.00               OH                 IC
        04/11/2007                 WARE               1,800,000.00               OH                 IC
        04/02/2007                 WARE               1,425,000.00               OH                 IC
        04/02/2007                 WARE               2,485,000.00               OH                 IC
        04/02/2007                 WARE                937,500.00                OH                 IC
        04/02/2007                 WARE                500,000.00                OH                 IC
        03/28/2007                 WARE               3,750,000.00               OH                 IC
        04/06/2007                 WARE               1,000,000.00               OH                 IC
        04/24/2007                 WARE               1,300,000.00               OH                 IC
        03/29/2007                 WARE                480,000.00                OH                 IC
        03/21/2007                 WARE                584,000.00                OH                 FP
        04/05/2007                 WARE               1,312,500.00               OH                 IC
        04/20/2007                 WARE                486,000.00                OH                 IC
        04/16/2007                 WARE               1,000,000.00               OH                 IC
        04/13/2007                 WARE                510,000.00                OH                 IC
        04/04/2007                 WARE                460,000.00                OH                 IC
        03/30/2007                 WARE               2,625,000.00               OH                 IC
        04/13/2007                 WARE                228,750.00                OH                 IC
        04/02/2007                 WARE               1,300,000.00               OH                 IC
        04/20/2007                 WARE                483,000.00                OH                 IC
        04/23/2007                 WARE                124,000.00                OH                 IC
        04/13/2007                 WARE                799,200.00                OH                 IC
        04/05/2007                 WARE               3,388,000.00               OH                 IC
        04/05/2007                 WARE                593,550.00                OH                 IC
        04/10/2007                 WARE                417,000.00                OH                 IC
        04/02/2007                 WARE                767,200.00                OH                 IC
        01/26/2007                 WARE               1,000,000.00               OH                 IC
        01/26/2007                 WARE                720,000.00                OH                 IC
        03/02/2007                 WARE                510,400.00                OH                 IC
        04/05/2007                 WARE                823,500.00                OH                 IC
        01/16/2007                 WARE                472,000.00                OH                 FC
        02/08/2007                 WARE                162,800.00                OH                 IC
        02/06/2007                 WARE                416,800.00                OH                 IC
        04/09/2007                 WARE               3,000,000.00               OH                 IC
        04/11/2007                 WARE                360,000.00                OH                 IC
        04/04/2007                 WARE                628,800.00                OH                 IC
        04/12/2007                 WARE               1,500,000.00               OH                 IC
        04/05/2007                 WARE                225,000.00                OH                 FP
        04/12/2007                 WARE               1,412,000.00               OH                 IC
        04/03/2007                 WARE                335,000.00                OH                 IC
        04/03/2007                 WARE                525,000.00                OH                 IC
        04/04/2007                 WARE                950,000.00                OH                 IC
        04/09/2007                 WARE                182,250.00                OH                 IC
        04/27/2007                 WARE               1,628,000.00               OH                 IC
        04/11/2007                 WARE               3,500,000.00               OH                 IC
        04/09/2007                 WARE               1,200,000.00               OH                 IC
        04/24/2007                 WARE                694,000.00                OH                 IC
        04/13/2007                 WARE               1,950,000.00               OH                 IC
        04/13/2007                 WARE                540,000.00                OH                 IC
        04/10/2007                 WARE                279,300.00                OH                 IC
        04/13/2007                 WARE                608,000.00                OH                 IC
        04/30/2007                 WARE                423,200.00                OH                 IC
        05/03/2007                 WARE               1,150,000.00               OH                 IC
        04/11/2007                 WARE               1,720,000.00               OH                 IC
        04/19/2007                 WARE                255,200.00                OH                 IC
        04/17/2007                 WARE                688,000.00                OH                 IC
        04/12/2007                 WARE               1,000,000.00               OH                 IC
        04/12/2007                 WARE                232,000.00                OH                 IC
        04/12/2007                 WARE                110,000.00                OH                 IC
        04/12/2007                 WARE                179,600.00                OH                 IC
        04/16/2007                 WARE               1,500,000.00               OH                 IC
        04/18/2007                 WARE                702,000.00                OH                 IC
        03/27/2007                 WARE               1,820,000.00               OH                 IC
        04/05/2007                 WARE                500,000.00                OH                 IC
        04/05/2007                 WARE                417,500.00                OH                 IC
        04/11/2007                 WARE                620,000.00                OH                 IC
        04/24/2007                 WARE               1,552,000.00               OH                 IC
        04/20/2007                 WARE                620,000.00                OH                 IC
        03/28/2007                 WARE               1,425,000.00               OH                 IC
        04/20/2007                 WARE                530,000.00                OH                 IC
        04/16/2007                 WARE                245,520.00                OH                 IC
        04/27/2007                 WARE                900,000.00                OH                 IC
        04/20/2007                 WARE                360,000.00                OH                 IC
        04/30/2007                 WARE                119,000.00                OH                 IC
        04/16/2007                 WARE                570,000.00                OH                 IC
        04/19/2007                 WARE               1,700,000.00               OH                 IC
        04/05/2007                 WARE                575,000.00                OH                 IC
        04/04/2007                 WARE                260,000.00                OH                 IC
        03/29/2007                 WARE               1,610,000.00               OH                 IC
        04/13/2007                 WARE                135,000.00                OH                 IC
        04/17/2007                 WARE               1,481,250.00               OH                 IC
        04/20/2007                 WARE                165,000.00                OH                 IC
        04/13/2007                 WARE                600,000.00                OH                 FP
        04/06/2007                 WARE                476,250.00                OH                 IC
        04/05/2007                 WARE                256,000.00                OH                 IC
        04/09/2007                 WARE               1,200,000.00               OH                 IC
        02/23/2007                 WARE                550,000.00                OH                 IC
        05/04/2007                 WARE                868,000.00                OH                 IC
        04/25/2007                 WARE               1,500,000.00               OH                 IC
        04/23/2007                 WARE               1,900,000.00               OH                 IC
        04/18/2007                 WARE                272,000.00                OH                 IC
        04/16/2007                 WARE               1,480,000.00               OH                 IC
        04/19/2007                 WARE                250,000.00                OH                 IC
        04/17/2007                 WARE               2,640,000.00               OH                 IC
        04/18/2007                 WARE               2,235,000.00               OH                 IC
        04/25/2007                 WARE                999,950.00                OH                 IC
        04/16/2007                 WARE               1,600,000.00               OH                 FP
        04/26/2007                 WARE                451,250.00                OH                 IC
        04/19/2007                 WARE                532,500.00                OH                 IC
        04/23/2007                 WARE               1,135,200.00               OH                 IC
        04/25/2007                 WARE               1,000,000.00               OH                 IC
        04/19/2007                 WARE                796,000.00                OH                 FP
        04/20/2007                 WARE                800,000.00                OH                 IC
        04/25/2007                 WARE               1,107,000.00               OH                 IC
        04/20/2007                 WARE                650,000.00                OH                 IC
        04/25/2007                 WARE                724,000.00                OH                 IC
        04/19/2007                 WARE                384,000.00                OH                 IC
        04/23/2007                 WARE               3,330,000.00               OH                 IC
        05/17/2007                 WARE               1,237,000.00               OH                 IC
        04/26/2007                 WARE               2,132,500.00               OH                 IC
        04/23/2007                 WARE               1,237,500.00               OH                 IC
        04/19/2007                 WARE                190,000.00                OH                 IC
        04/18/2007                 WARE               6,900,000.00               OH                 IC
        03/23/2007                 WARE                383,500.00                OH                 FP
        04/23/2007                 WARE               1,475,000.00               OH                 IC
        04/23/2007                 WARE                520,000.00                OH                 IC
        04/12/2007                 WARE                320,000.00                OH                 FP
        04/24/2007                 WARE                700,000.00                OH                 IC
        04/19/2007                 WARE               1,675,000.00               OH                 IC
        04/13/2007                 WARE                618,750.00                OH                 IC
        05/02/2007                 WARE               1,417,500.00               OH                 IC
        04/20/2007                 WARE                429,000.00                OH                 IC
        04/11/2007                 WARE               1,200,000.00               OH                 IC
        05/08/2007                 WARE               1,999,990.00               OH                 IC
        04/18/2007                 WARE                690,000.00                OH                 IC
        05/03/2007                 WARE               4,700,000.00               OH                 IC
        05/09/2007                 WARE               1,800,000.00               OH                 IC
        05/15/2007                 WARE                809,000.00                OH                 IC
        05/09/2007                 WARE                784,000.00                OH                 IC
        05/11/2007                 WARE               2,560,000.00               OH                 IC
        05/14/2007                 WARE                650,000.00                OH                 IC
        04/24/2007                 WARE                542,500.00                OH                 IC
        02/03/2004                 WARE               1,700,000.00               OH                 IP
        03/31/2004                 WARE                136,000.00                OH                 IP
        05/16/2007                 WARE               1,800,000.00               OH                 IC
        05/18/2007                 WARE                216,500.00                OH                 IC
        05/18/2007                 WARE                108,800.00                OH                 IC
        05/04/2007                 WARE                164,000.00                OH                 IC
        05/18/2007                 WARE                560,000.00                OH                 IC
        07/17/2002                 WARE                175,000.00                OH                 IP
        07/26/2006                 WHOL                304,000.00                OH                 RD
        01/05/2007                 WHOL                228,000.00                OH                 RD
        04/01/2004                 WHOL               2,240,000.00               OH                 IP
        04/06/2007                 WHOL               2,800,000.00               OH                 IP
        03/26/2007                 WHOL               4,775,950.00               OH                 RD
        07/06/2006                 WHOL               1,662,500.00               OH                 FP
        10/27/2006                 WHOL               1,000,000.00               OH                 IC
        11/30/2006                 WHOL                225,000.00                OH                 FP
        06/26/2006                 WHOL               1,397,500.00               OH                 FC
        04/20/2006                 WHOL                945,000.00                OH                 FC
        07/07/2006                 WHOL                281,700.00                OH                 FP
        07/12/2006                 WHOL                525,000.00                OH                 FC
        08/17/2006                 WHOL                472,000.00                OH                 FP
        09/22/2006                 WHOL                272,300.00                OH                 FP
        10/11/2006                 WHOL                458,000.00                OH                 FC
        10/10/2006                 WHOL                212,111.00                OH                 FC
        10/24/2006                 WHOL               1,000,000.00               OH                 FP
        10/23/2006                 WHOL                640,000.00                OH                 FC
        07/06/2006                 WHOL               4,000,000.00               OH                 FC
        06/12/2006                 WHOL               4,620,000.00               OH                 IP
        11/15/2006                 WHOL                524,000.00                OH                 FC
        12/08/2006                 WHOL                246,800.00                OH                 IC
        11/27/2006                 WHOL                700,000.00                OH                 FP
        11/22/2006                 WHOL               3,975,000.00               OH                 FP
        12/06/2006                 WHOL               1,540,000.00               OH                 FP
        06/16/2006                 WHOL               3,840,000.00               OH                 FP
        03/28/2007                 WHOL                692,000.00                OH                 FP
        03/27/2007                 WHOL                866,000.00                OH                 FP
        03/22/2007                 WHOL                250,000.00                OH                 FP
        04/27/2007                 WHOL                528,000.00                OH                 IC
        03/02/2007                 WHOL               1,693,500.00               OH                 FP
        02/14/2007                 WHOL                413,000.00                OH                 FP
        01/23/2007                 WHOL                223,440.00                OH                 IC
        04/23/2007                 WHOL               1,575,000.00               OH                 IC
        04/02/2007                 WHOL                200,000.00                OH                 FP
        03/21/2007                 WHOL               1,500,000.00               OH                 FP
        02/14/2007                 WHOL                200,000.00                OH                 FP
        03/09/2007                 WHOL                647,000.00                OH                 FP
        04/09/2007                 WHOL                280,000.00                OH                 FP
        03/02/2007                 WHOL                397,100.00                OH                 IC
        04/19/2007                 WHOL                604,000.00                OH                 FP
        03/08/2007                 WHOL               1,000,000.00               OH                 FP
        02/15/2007                 WHOL                399,200.00                OH                 FP
        04/01/2007                 WHOL                495,000.00                OH                 IC
        04/17/2007                 WHOL               3,150,000.00               OH                 IC
        04/06/2007                 WHOL                520,000.00                OH                 FP
        03/23/2007                 WHOL                216,650.00                OH                 IC
        03/16/2007                 WHOL                332,500.00                OH                 FP
        03/16/2007                 WHOL                343,000.00                OH                 FP
        03/16/2007                 WHOL                409,500.00                OH                 FP
        03/16/2007                 WHOL                409,500.00                OH                 FP
        03/16/2007                 WHOL                404,000.00                OH                 FP
        02/26/2007                 WHOL               1,150,000.00               OH                 FP
        03/13/2007                 WHOL                608,000.00                OH                 FP
        04/05/2007                 WHOL               2,630,000.00               OH                 FP
        03/12/2007                 WHOL                305,000.00                OH                 FP
        03/19/2007                 WHOL               1,148,000.00               OH                 IC
        04/12/2007                 WHOL                300,000.00                OH                 FP
        04/03/2007                 WHOL                507,985.00                OH                 FP
        03/09/2007                 WHOL                500,000.00                OH                 FP
        04/05/2007                 WHOL                563,190.00                OH                 FP
        04/03/2007                 WHOL               1,440,000.00               OH                 FP
        04/13/2007                 WHOL                242,000.00                OH                 IC
        03/26/2007                 WHOL               1,000,000.00               OH                 IC
        03/14/2007                 WHOL                693,000.00                OH                 IC
        04/18/2007                 WHOL                380,000.00                OH                 FP
        04/20/2007                 WHOL               1,170,000.00               OH                 IC
        04/25/2007                 WHOL               1,760,000.00               OH                 FP
        03/28/2007                 WHOL                500,000.00                OH                 FP
        03/21/2007                 WHOL                880,000.00                OH                 FP
        04/19/2007                 WHOL               3,200,000.00               OH                 IC
        03/13/2007                 WHOL                561,600.00                OH                 FP
        03/26/2007                 WHOL               1,180,000.00               OH                 FP
        03/23/2007                 WHOL                340,000.00                OH                 IC
        05/15/2007                 WHOL                262,000.00                OH                 IC
        03/22/2007                 WHOL                584,200.00                OH                 IC
        04/18/2007                 WHOL                900,000.00                OH                 IC
        03/12/2007                 WHOL               1,225,000.00               OH                 IC
        03/22/2007                 WHOL                631,000.00                OH                 FP
        04/13/2007                 WHOL                940,000.00                OH                 FP
        04/09/2007                 WHOL               2,500,000.00               OH                 FP
        04/27/2007                 WHOL               2,400,000.00               OH                 FP
        04/17/2007                 WHOL                461,000.00                OH                 IC
        03/12/2007                 WHOL                360,000.00                OH                 FP
        04/16/2007                 WHOL                350,000.00                OH                 FP
        03/12/2007                 WHOL               2,240,000.00               OH                 IC
        04/10/2007                 WHOL                332,000.00                OH                 FP
        04/20/2007                 WHOL                700,000.00                OH                 FP
        04/02/2007                 WHOL               3,040,000.00               OH                 FP
        04/02/2007                 WHOL                460,000.00                OH                 FP
        03/21/2007                 WHOL                555,000.00                OH                 IC
        03/23/2007                 WHOL                993,750.00                OH                 FP
        04/06/2007                 WHOL               1,190,000.00               OH                 FP
        04/19/2007                 WHOL               1,632,000.00               OH                 IC
        04/21/2007                 WHOL               2,800,000.00               OH                 IC
        04/24/2007                 WHOL               1,890,000.00               OH                 FP
        04/02/2007                 WHOL               1,272,800.00               OH                 FP
        03/22/2007                 WHOL               1,660,000.00               OH                 FP
        03/29/2007                 WHOL                200,000.00                OH                 FP
        04/06/2007                 WHOL               2,250,000.00               OH                 FP
        03/21/2007                 WHOL                300,000.00                OH                 FP
        04/05/2007                 WHOL                508,200.00                OH                 FP
        03/28/2007                 WHOL                775,000.00                OH                 FP
        04/13/2007                 WHOL                800,000.00                OH                 FP
        04/19/2007                 WHOL               1,000,000.00               OH                 FP
        03/20/2007                 WHOL                482,400.00                OH                 FP
        04/09/2007                 WHOL               1,000,000.00               OH                 FP
        05/02/2007                 WHOL                382,000.00                OH                 IC
        03/26/2007                 WHOL                150,000.00                OH                 FP
        04/06/2007                 WHOL               1,381,100.00               OH                 FP
        04/02/2007                 WHOL                512,500.00                OH                 FP
        04/18/2007                 WHOL                926,000.00                OH                 IC
        05/04/2007                 WHOL                67,500.00                 OH                 IC
        04/13/2007                 WHOL                311,200.00                OH                 FP
        04/23/2007                 WHOL               1,600,701.00               OH                 IC
        03/29/2007                 WHOL                800,000.00                OH                 IC
        04/09/2007                 WHOL                750,000.00                OH                 IC
        04/23/2007                 WHOL               1,347,500.00               OH                 IC
        03/30/2007                 WHOL                900,000.00                OH                 IC
        04/17/2007                 WHOL                580,000.00                OH                 FP
        04/06/2007                 WHOL               2,000,000.00               OH                 FP
        04/18/2007                 WHOL               3,250,000.00               OH                 IC
        04/24/2007                 WHOL                900,000.00                OH                 FP
        04/05/2007                 WHOL                663,200.00                OH                 FP
        03/22/2007                 WHOL                908,100.00                OH                 IC
        04/16/2007                 WHOL               1,650,000.00               OH                 FP
        04/12/2007                 WHOL                264,000.00                OH                 IC
        04/20/2007                 WHOL                176,000.00                OH                 IC
        03/29/2007                 WHOL                213,000.00                OH                 FP
        04/13/2007                 WHOL               1,756,000.00               OH                 FP
        04/10/2007                 WHOL               4,165,000.00               OH                 FP
        04/03/2007                 WHOL                212,440.00                OH                 IC
        03/30/2007                 WHOL               2,314,000.00               OH                 IC
        04/25/2007                 WHOL               1,997,500.00               OH                 FP
        03/29/2007                 WHOL               1,900,000.00               OH                 FP
        04/19/2007                 WHOL               1,050,000.00               OH                 FP
        04/20/2007                 WHOL                488,000.00                OH                 IC
        04/13/2007                 WHOL               1,502,800.00               OH                 IC
        04/13/2007                 WHOL                532,000.00                OH                 FP
        04/04/2007                 WHOL                975,000.00                OH                 IC
        04/03/2007                 WHOL                924,000.00                OH                 FP
        03/30/2007                 WHOL                341,250.00                OH                 IC
        04/27/2007                 WHOL               1,402,500.00               OH                 IC
        04/30/2007                 WHOL               1,750,000.00               OH                 IC
        04/06/2007                 WHOL               1,312,500.00               OH                 FP
        03/19/2007                 WHOL               1,100,000.00               OH                 FP
        04/30/2007                 WHOL                400,000.00                OH                 IC
        04/12/2007                 WHOL               1,055,000.00               OH                 IC
        04/09/2007                 WHOL                705,000.00                OH                 IC
        04/10/2007                 WHOL               1,012,500.00               OH                 IC
        04/12/2007                 WHOL                496,000.00                OH                 FP
        04/05/2007                 WHOL               1,280,000.00               OH                 FP
        03/28/2007                 WHOL               1,280,000.00               OH                 IC
        03/28/2007                 WHOL                675,000.00                OH                 FP
        04/25/2007                 WHOL                233,400.00                OH                 IC
        04/12/2007                 WHOL                308,000.00                OH                 IC
        04/03/2007                 WHOL                880,000.00                OH                 FP
        04/13/2007                 WHOL                750,000.00                OH                 IC
        04/12/2007                 WHOL                90,000.00                 OH                 IC
        04/03/2007                 WHOL                550,000.00                OH                 FP
        04/13/2007                 WHOL                545,000.00                OH                 IC
        04/13/2007                 WHOL               3,400,000.00               OH                 IC
        04/26/2007                 WHOL               1,211,840.00               OH                 FP
        04/20/2007                 WHOL               2,348,000.00               OH                 FP
        04/12/2007                 WHOL                388,000.00                OH                 FP
        04/20/2007                 WHOL                508,000.00                OH                 IC
        04/04/2007                 WHOL               1,000,000.00               OH                 FP
        04/11/2007                 WHOL               1,500,000.00               OH                 FP
        03/29/2007                 WHOL                708,000.00                OH                 FP
        04/18/2007                 WHOL                960,000.00                OH                 IC
        03/30/2007                 WHOL                800,000.00                OH                 FP
        04/13/2007                 WHOL                756,000.00                OH                 IC
        05/02/2007                 WHOL               2,100,000.00               OH                 IC
        04/12/2007                 WHOL                504,000.00                OH                 FP
        04/01/2007                 WHOL               1,100,000.00               OH                 FP
        04/04/2007                 WHOL                240,000.00                OH                 IC
        04/12/2007                 WHOL                431,960.00                OH                 IC
        04/13/2007                 WHOL                625,000.00                OH                 FP
        05/01/2007                 WHOL               1,428,000.00               OH                 IC
        04/18/2007                 WHOL                445,000.00                OH                 FP
        04/03/2007                 WHOL               1,097,000.00               OH                 FP
        04/09/2007                 WHOL                210,000.00                OH                 FP
        04/13/2007                 WHOL                340,000.00                OH                 IC
        04/12/2007                 WHOL               2,485,000.00               OH                 FP
        04/16/2007                 WHOL               4,000,000.00               OH                 IC
        04/13/2007                 WHOL               4,550,000.00               OH                 FP
        04/20/2007                 WHOL                656,000.00                OH                 FP
        04/18/2007                 WHOL                337,500.00                OH                 IC
        04/17/2007                 WHOL                492,000.00                OH                 FP
        04/12/2007                 WHOL                260,500.00                OH                 FP
        04/09/2007                 WHOL                300,000.00                OH                 FP
        04/09/2007                 WHOL                304,000.00                OH                 FP
        04/13/2007                 WHOL                132,000.00                OH                 IC
        05/04/2007                 WHOL               1,960,000.00               OH                 IC
        04/09/2007                 WHOL               3,272,500.00               OH                 FP
        04/12/2007                 WHOL               1,248,000.00               OH                 FP
        04/20/2007                 WHOL               1,520,000.00               OH                 FP
        04/20/2007                 WHOL                500,000.00                OH                 FP
        04/25/2007                 WHOL                300,000.00                OH                 IC
        04/12/2007                 WHOL                182,400.00                OH                 FP
        04/12/2007                 WHOL                339,000.00                OH                 IC
        04/13/2007                 WHOL                416,000.00                OH                 FP
        04/30/2007                 WHOL               2,325,000.00               OH                 IC
        04/10/2007                 WHOL                258,400.00                OH                 FP
        04/25/2007                 WHOL               2,272,500.00               OH                 FP
        04/11/2007                 WHOL               1,520,000.00               OH                 FP
        04/20/2007                 WHOL               1,119,930.00               OH                 IC
        04/25/2007                 WHOL               1,920,000.00               OH                 FP
        03/23/2007                 WHOL                636,000.00                OH                 IC
        04/12/2007                 WHOL                920,500.00                OH                 FP
        04/20/2007                 WHOL                305,000.00                OH                 FP
        04/13/2007                 WHOL                905,000.00                OH                 IC
        04/05/2007                 WHOL               1,500,000.00               OH                 IC
        04/13/2007                 WHOL               1,900,000.00               OH                 FP
        04/17/2007                 WHOL                459,200.00                OH                 FP
        04/27/2007                 WHOL               2,537,500.00               OH                 FP
        04/26/2007                 WHOL                576,000.00                OH                 FP
        04/26/2007                 WHOL                348,000.00                OH                 IC
        04/17/2007                 WHOL                500,000.00                OH                 FP
        04/13/2007                 WHOL               3,000,000.00               OH                 FP
        04/12/2007                 WHOL                458,400.00                OH                 FP
        04/06/2007                 WHOL               1,625,000.00               OH                 FP
        04/19/2007                 WHOL                176,000.00                OH                 IC
        05/01/2007                 WHOL               1,554,000.00               OH                 IC
        04/03/2007                 WHOL                316,000.00                OH                 FP
        04/30/2007                 WHOL               1,081,500.00               OH                 FP
        04/26/2007                 WHOL                674,990.00                OH                 IC
        04/23/2007                 WHOL                800,000.00                OH                 IC
        04/19/2007                 WHOL                317,000.00                OH                 IC
        04/26/2007                 WHOL                500,000.00                OH                 FP
        04/19/2007                 WHOL                457,000.00                OH                 IC
        04/26/2007                 WHOL                990,000.00                OH                 IC
        04/23/2007                 WHOL               1,199,200.00               OH                 IC
        05/01/2007                 WHOL                250,000.00                OH                 IC
        04/13/2007                 WHOL                708,000.00                OH                 IC
        04/03/2007                 WHOL                962,000.00                OH                 FP
        04/05/2007                 WHOL                303,920.00                OH                 FP
        04/13/2007                 WHOL               1,024,000.00               OH                 FP
        04/23/2007                 WHOL                130,000.00                OH                 FP
        04/25/2007                 WHOL               1,820,000.00               OH                 FP
        04/04/2007                 WHOL                193,650.00                OH                 IC
        04/04/2007                 WHOL                191,200.00                OH                 IC
        05/04/2007                 WHOL               1,350,000.00               OH                 IC
        05/07/2007                 WHOL               2,062,500.00               OH                 IC
        04/27/2007                 WHOL               4,875,000.00               OH                 IC
        04/17/2007                 WHOL                484,800.00                OH                 FP
        04/12/2007                 WHOL                569,000.00                OH                 FP
        05/03/2007                 WHOL                738,500.00                OH                 IC
        04/26/2007                 WHOL               1,890,000.00               OH                 FP
        05/01/2007                 WHOL                692,000.00                OH                 IC
        04/27/2007                 WHOL               1,760,000.00               OH                 FP
        04/20/2007                 WHOL                724,800.00                OH                 IC
        05/02/2007                 WHOL               1,012,500.00               OH                 IC
        04/19/2007                 WHOL               4,690,000.00               OH                 FP
        05/04/2007                 WHOL               1,645,000.00               OH                 IC
        05/04/2007                 WHOL                423,900.00                OH                 IC
        05/17/2007                 WHOL               1,020,000.00               OH                 IC
        07/07/2006                 WHOL               1,250,000.00               OH                 FC
        06/30/2006                 WHOL               1,300,000.00               OH                 FC
        02/03/2004                 WHOL               3,750,000.00               OH                 FP
        11/24/2003                 WHOL                714,200.00                OH                 FC
        04/30/2003                 WHOL                579,750.00                OH                 FP
        10/27/2003                 WHOL                250,000.00                OH                 FP
        08/18/2003                 WHOL               1,610,000.00               OH                 FP
        09/30/2003                 WHOL               1,500,000.00               OH                 FP
        03/07/2005                 WHOL                348,700.00                OH                 FC
        03/16/2005                 WHOL                100,000.00                OH                 FC
        11/06/2001                 WHOL                428,800.00                OH                 FP
        09/17/2004                 WHOL                236,000.00                OH                 FP
        12/19/2001                 WHOL               1,000,000.00               OH                 FP
        01/25/2002                 WHOL                356,250.00                OH                 FP
        01/31/2002                 WHOL                310,500.00                OH                 FP
        02/08/2002                 WHOL               1,000,000.00               OH                 FP
        02/12/2002                 WHOL                290,000.00                OH                 FP
        02/22/2002                 WHOL                592,500.00                OH                 FP
        03/06/2002                 WHOL                560,250.00                OH                 FP
        03/15/2002                 WHOL                890,000.00                OH                 FP
        03/22/2002                 WHOL                191,800.00                OH                 FP
        03/26/2002                 WHOL                280,000.00                OH                 FP
        09/11/2002                 WHOL                956,250.00                OH                 FC
        09/02/2004                 WHOL                387,950.00                OH                 IP
        11/28/2001                 WHOL                800,000.00                OH                 RP
        12/07/2001                 WHOL                300,000.00                OH                 RP
        11/21/2001                 WHOL                66,000.00                 OH                 FP
        11/01/2002                 WHOL                528,000.00                OH                 FP
        08/26/2004                 WHOL                400,000.00                OH                 FP
        08/04/2006                 WHOL                417,000.00                OH                 FP
        08/10/2006                 WHOL                780,000.00                OH                 FP
        08/21/2006                 WHOL               1,212,800.00               OH                 FC
        09/08/2006                 WHOL                971,250.00                OH                 FP
        09/26/2006                 WHOL               2,600,000.00               OH                 FP
        11/26/2001                 WHOL                395,000.00                OH                 RP
        12/13/2001                 WHOL               1,500,000.00               OH                 RP
        12/17/2001                 WHOL                288,000.00                OH                 RP
        11/05/2003                 WHOL                148,000.00                OH                 FP
        12/23/2003                 WHOL                350,000.00                OH                 FP
        10/23/2000                 WHOL                212,000.00                OH                 IP
        05/18/2001                 WHOL                142,400.00                OH                 IP
        02/05/2002                 WHOL                105,000.00                OH                 IP
        04/17/2002                 WHOL                208,800.00                OH                 IP
        09/20/2002                 WHOL                635,000.00                OH                 IP
        07/31/2002                 WHOL                200,800.00                OH                 IP
        02/01/2002                 WHOL                193,000.00                OH                 IP
        05/16/2000                 WHOL                392,000.00                OH                 IP
        10/28/2002                 WHOL                415,000.00                OH                 IP
        11/18/2002                 WHOL                510,000.00                OH                 IP
        03/27/2003                 WHOL               1,000,000.00               OH                 IP
        04/25/2003                 WHOL                387,800.00                OH                 IP
        02/18/2004                 WHOL                144,000.00                OH                 IP
        02/11/2004                 WHOL                196,962.00                OH                 IP
        10/13/2003                 WHOL                368,000.00                OH                 IP
        02/06/2004                 WHOL                224,000.00                OH                 IP
        01/28/2004                 WHOL                139,500.00                OH                 IP
        03/01/2004                 WHOL                169,600.00                OH                 IP
        03/05/2004                 WHOL                174,000.00                OH                 IP
        02/23/2004                 WHOL                300,000.00                OH                 IP
        10/10/2003                 WHOL                611,000.00                OH                 IP
        01/13/2004                 WHOL                344,000.00                OH                 IP
        01/23/2004                 WHOL               1,100,000.00               OH                 IP
        01/16/2004                 WHOL                225,000.00                OH                 IP
        02/05/2004                 WHOL                148,000.00                OH                 IP
        02/06/2004                 WHOL                500,000.00                OH                 IP
        02/20/2004                 WHOL               1,000,000.00               OH                 IP
        02/06/2004                 WHOL                232,000.00                OH                 IP
        02/27/2004                 WHOL                135,000.00                OH                 IP
        02/17/2004                 WHOL                204,000.00                OH                 IP
        02/27/2004                 WHOL                218,300.00                OH                 IP
        03/19/2004                 WHOL               1,000,000.00               OH                 IP
        03/09/2004                 WHOL                280,000.00                OH                 IP
        03/29/2004                 WHOL                820,000.00                OH                 IP
        04/08/2004                 WHOL                204,000.00                OH                 IP
        03/29/2004                 WHOL                377,600.00                OH                 IP
        05/25/2004                 WHOL                102,400.00                OH                 IP
        08/11/2004                 WHOL                175,000.00                OH                 IP
        08/24/2004                 WHOL                118,500.00                OH                 IP
        12/15/2004                 WHOL              12,500,000.00               OH                 IP
        12/17/2004                 WHOL               2,000,000.00               OH                 IP
        09/16/2002                 WHOL                312,000.00                OH                 IP
        04/03/2002                 WHOL                223,000.00                OH                 IP
        12/30/2002                 WHOL                840,000.00                OH                 IP
        12/19/2002                 WHOL                675,000.00                OH                 IP
        05/12/2003                 WHOL                67,500.00                 OH                 IP
        03/18/2004                 WHOL                536,300.00                OH                 IP
        03/18/2004                 WHOL                269,700.00                OH                 IP
        03/17/2004                 WHOL                500,000.00                OH                 IP
        10/03/2003                 WHOL               1,387,500.00               OH                 IP
        02/11/2004                 WHOL               1,000,000.00               OH                 IP
        02/02/2004                 WHOL                485,600.00                OH                 IP
        02/19/2004                 WHOL                270,000.00                OH                 IP
        03/01/2004                 WHOL                124,800.00                OH                 IP
        03/05/2004                 WHOL                216,000.00                OH                 IP
        03/25/2004                 WHOL                800,000.00                OH                 IP
        03/19/2004                 WHOL               1,320,000.00               OH                 IP
        03/04/2004                 WHOL                333,700.00                OH                 IP
        06/23/2004                 WHOL                465,000.00                OH                 IP
        07/15/2004                 WHOL                185,000.00                OH                 IP
        08/06/2004                 WHOL                423,750.00                OH                 IP
        09/10/2004                 WHOL                268,000.00                OH                 IP
        09/30/2004                 WHOL                406,000.00                OH                 IP
        12/14/2004                 WHOL                900,000.00                OH                 IP
        02/01/2002                 WHOL                630,000.00                OH                 IP
        12/14/2001                 WHOL                840,000.00                OH                 IP
        07/15/2002                 WHOL               1,341,750.00               OH                 IP
        09/23/2002                 WHOL                195,000.00                OH                 IP
        11/18/2002                 WHOL                703,000.00                OH                 IP
        01/17/2003                 WHOL               1,400,000.00               OH                 IP
        04/23/2004                 WHOL                682,900.00                OH                 IP
        09/04/2003                 WHOL                840,000.00                OH                 IP
        04/29/2003                 WHOL                171,200.00                OH                 IP
        03/29/2004                 WHOL                77,100.00                 OH                 IP
        04/27/2004                 WHOL                232,500.00                OH                 IP
        04/29/2004                 WHOL                432,000.00                OH                 IP
        05/28/2004                 WHOL                717,500.00                OH                 IP
        05/27/2004                 WHOL                552,000.00                OH                 IP
        11/09/2004                 WHOL                170,000.00                OH                 IP
        12/01/2004                 WHOL                277,000.00                OH                 IP
        11/30/2004                 WHOL                150,000.00                OH                 IP
        10/05/2001                 WHOL                320,000.00                OH                 RP
        10/22/2001                 WHOL                293,000.00                OH                 RP
        02/05/2002                 WHOL                640,000.00                OH                 RP
        02/13/2002                 WHOL                740,000.00                OH                 RP
        12/14/2001                 WHOL               1,000,000.00               OH                 RP
        10/25/2001                 WHOL                350,000.00                OH                 RP
        10/26/2001                 WHOL                499,000.00                OH                 RP
        10/22/2001                 WHOL                650,000.00                OH                 RP
        01/08/2002                 WHOL                371,750.00                OH                 RP
        11/01/2001                 WHOL                246,700.00                OH                 RP
        11/07/2001                 WHOL                600,000.00                OH                 RP
        08/31/2000                 WHOL                288,900.00                OH                 RP
        04/19/2001                 WHOL                430,000.00                OH                 RP
        02/19/2002                 WHOL                307,000.00                OH                 RP
        12/18/2001                 WHOL                275,000.00                OH                 RP
        12/03/2001                 WHOL                91,000.00                 OH                 RP
        11/12/2001                 WHOL               1,670,000.00               OH                 RP
        10/29/2001                 WHOL                396,000.00                OH                 RP
        11/16/2001                 WHOL                364,800.00                OH                 RP
        11/16/2001                 WHOL                440,000.00                OH                 RP
        11/13/2001                 WHOL                725,000.00                OH                 RP
        11/29/2001                 WHOL                165,600.00                OH                 RP
        11/20/2001                 WHOL                216,000.00                OH                 RP
        11/21/2001                 WHOL                744,000.00                OH                 RP
        11/29/2001                 WHOL                860,000.00                OH                 RP
        11/15/2001                 WHOL                636,000.00                OH                 RP
        11/29/2001                 WHOL                350,000.00                OH                 RP
        12/04/2001                 WHOL                675,000.00                OH                 RP
        12/05/2001                 WHOL               1,600,000.00               OH                 RP
        12/14/2001                 WHOL               1,400,000.00               OH                 RP
        12/03/2001                 WHOL                494,250.00                OH                 RP
        12/11/2001                 WHOL                135,000.00                OH                 RP
        12/21/2001                 WHOL                240,750.00                OH                 RP
        01/04/2002                 WHOL                350,000.00                OH                 RP
        12/27/2001                 WHOL                316,000.00                OH                 RP
        12/14/2001                 WHOL                288,000.00                OH                 RP
        03/21/2002                 WHOL                630,000.00                OH                 RP
        03/06/2002                 WHOL                916,000.00                OH                 RP
        12/19/2001                 WHOL                400,000.00                OH                 RP
        01/16/2002                 WHOL                139,000.00                OH                 RP
        12/17/2001                 WHOL                511,000.00                OH                 RP
        01/17/2002                 WHOL                700,000.00                OH                 RP
        12/28/2001                 WHOL                122,000.00                OH                 RP
        12/18/2001                 WHOL                400,000.00                OH                 RP
        01/22/2002                 WHOL                334,000.00                OH                 RP
        01/24/2002                 WHOL                100,000.00                OH                 RP
        04/10/2002                 WHOL                535,000.00                OH                 RP
        01/22/2002                 WHOL                500,000.00                OH                 RP
        01/15/2002                 WHOL                350,000.00                OH                 RP
        01/25/2002                 WHOL                181,000.00                OH                 RP
        02/07/2002                 WHOL                279,000.00                OH                 RP
        02/01/2002                 WHOL                365,525.00                OH                 RP
        02/06/2002                 WHOL                460,000.00                OH                 RP
        02/20/2002                 WHOL                150,000.00                OH                 RP
        01/24/2002                 WHOL                296,000.00                OH                 RP
        02/04/2002                 WHOL               1,421,000.00               OH                 RP
        02/14/2002                 WHOL                169,400.00                OH                 RP
        04/04/2002                 WHOL                408,000.00                OH                 RP
        01/24/2002                 WHOL                402,000.00                OH                 RP
        03/07/2002                 WHOL                750,000.00                OH                 RP
        02/19/2002                 WHOL                150,400.00                OH                 RP
        01/30/2002                 WHOL                625,000.00                OH                 RP
        04/19/2002                 WHOL                760,000.00                OH                 RP
        03/21/2002                 WHOL                535,000.00                OH                 RP
        04/08/2002                 WHOL                303,000.00                OH                 RP
        02/22/2002                 WHOL                800,000.00                OH                 RP
        02/22/2002                 WHOL                125,600.00                OH                 RP
        02/22/2002                 WHOL                250,000.00                OH                 RP
        02/20/2002                 WHOL                910,000.00                OH                 RP
        03/08/2002                 WHOL                540,000.00                OH                 RP
        02/19/2002                 WHOL                797,900.00                OH                 RP
        03/08/2002                 WHOL                268,050.00                OH                 RP
        03/22/2002                 WHOL                787,500.00                OH                 RP
        03/08/2002                 WHOL                311,000.00                OH                 RP
        03/13/2002                 WHOL                260,000.00                OH                 RP
        02/12/2002                 WHOL                562,500.00                OH                 RP
        03/20/2002                 WHOL                500,000.00                OH                 RP
        03/21/2002                 WHOL                328,000.00                OH                 RP
        02/22/2002                 WHOL                210,000.00                OH                 RP
        03/22/2002                 WHOL                216,000.00                OH                 RP
        03/25/2002                 WHOL               1,328,000.00               OH                 RP
        03/21/2002                 WHOL                370,000.00                OH                 RP
        03/28/2002                 WHOL                236,000.00                OH                 RP
        03/29/2002                 WHOL                335,000.00                OH                 RP
        03/28/2002                 WHOL                600,000.00                OH                 RP
        03/27/2002                 WHOL                154,800.00                OH                 RP
        03/01/2002                 WHOL                548,000.00                OH                 RP
        03/20/2002                 WHOL                670,000.00                OH                 RP
        04/16/2002                 WHOL                178,500.00                OH                 RP
        02/28/2002                 WHOL                460,000.00                OH                 RP
        03/22/2002                 WHOL                320,000.00                OH                 RP
        02/12/2002                 WHOL                370,000.00                OH                 RP
        03/28/2002                 WHOL                109,900.00                OH                 RP
        04/08/2002                 WHOL                125,000.00                OH                 RP
        03/25/2002                 WHOL                484,000.00                OH                 RP
        02/13/2002                 WHOL                200,000.00                OH                 RP
        03/07/2002                 WHOL                660,600.00                OH                 RP
        12/31/2001                 WHOL                79,900.00                 OH                 RP
        03/28/2002                 WHOL                438,000.00                OH                 RP
        03/06/2002                 WHOL                60,000.00                 OH                 RP
        02/13/2002                 WHOL                654,600.00                OH                 RP
        02/15/2002                 WHOL                93,000.00                 OH                 RP
        02/06/2002                 WHOL                110,000.00                OH                 RP
        04/22/2002                 WHOL                604,000.00                OH                 RP
        02/14/2002                 WHOL                352,000.00                OH                 RP
        02/27/2002                 WHOL                148,600.00                OH                 RP
        04/05/2002                 WHOL                646,000.00                OH                 RP
        04/03/2002                 WHOL                487,600.00                OH                 RP
        04/12/2002                 WHOL                667,000.00                OH                 RP
        03/29/2002                 WHOL                328,000.00                OH                 RP
        02/08/2002                 WHOL                500,000.00                OH                 RP
        03/14/2002                 WHOL                288,000.00                OH                 RP
        02/18/2002                 WHOL                150,500.00                OH                 RP
        03/08/2002                 WHOL                200,000.00                OH                 RP
        03/25/2002                 WHOL                100,000.00                OH                 RP
        03/27/2002                 WHOL                549,300.00                OH                 RP
        02/25/2002                 WHOL                155,000.00                OH                 RP
        03/27/2002                 WHOL                397,700.00                OH                 RP
        03/04/2002                 WHOL                890,000.00                OH                 RP
        03/20/2002                 WHOL                372,500.00                OH                 RP
        04/12/2002                 WHOL                170,000.00                OH                 RP
        04/11/2002                 WHOL                425,000.00                OH                 RP
        04/23/2002                 WHOL                120,000.00                OH                 RP
        04/24/2002                 WHOL                64,700.00                 OH                 RP
        04/18/2002                 WHOL                328,000.00                OH                 RP
        12/04/2001                 WHOL                425,000.00                OH                 RP
        01/23/2002                 WHOL                421,500.00                OH                 RP
        12/18/2001                 WHOL                500,400.00                OH                 RP
        12/17/2001                 WHOL                664,000.00                OH                 RP
        11/28/2001                 WHOL                580,000.00                OH                 RP
        01/21/2002                 WHOL                285,000.00                OH                 RP
        01/16/2002                 WHOL                977,000.00                OH                 RP
        12/26/2001                 WHOL                125,000.00                OH                 RP
        03/28/2002                 WHOL                306,700.00                OH                 RP
        12/14/2001                 WHOL                280,000.00                OH                 RP
        01/03/2002                 WHOL                90,000.00                 OH                 RP
        12/20/2001                 WHOL                366,000.00                OH                 RP
        12/31/2001                 WHOL                198,500.00                OH                 RP
        03/15/2002                 WHOL                486,400.00                OH                 RP
        04/19/2002                 WHOL                970,000.00                OH                 RP
        01/10/2002                 WHOL                350,000.00                OH                 RP
        01/02/2002                 WHOL                105,000.00                OH                 RP
        11/05/1997                 WHOL                692,000.00                OH                 RP
        12/05/1997                 WHOL               1,616,875.00               OH                 RP
        09/04/2001                 WHOL                459,000.00                OH                 RP
        11/01/2001                 WHOL                250,000.00                OH                 RP
        12/18/2001                 WHOL                605,000.00                OH                 RP
        02/07/2002                 WHOL                914,000.00                OH                 RP
        01/23/2002                 WHOL                163,000.00                OH                 RP
        01/17/2002                 WHOL                284,000.00                OH                 RP
        02/07/2002                 WHOL                275,001.00                OH                 RP
        02/22/2002                 WHOL                367,200.00                OH                 RP
        02/20/2002                 WHOL                444,000.00                OH                 RP
        03/21/2002                 WHOL                365,000.00                OH                 RP
        01/15/2002                 WHOL                248,000.00                OH                 RP
        12/31/2001                 WHOL                60,000.00                 OH                 RP
        12/21/2001                 WHOL                233,000.00                OH                 RP
        12/21/2001                 WHOL                359,000.00                OH                 RP
        12/07/2001                 WHOL                55,000.00                 OH                 RP
        01/02/2002                 WHOL                299,900.00                OH                 RP
        01/02/2002                 WHOL                67,000.00                 OH                 RP
        01/30/2002                 WHOL                256,300.00                OH                 RP
        01/25/2002                 WHOL                228,000.00                OH                 RP
        01/25/2002                 WHOL                72,000.00                 OH                 RP
        01/22/2002                 WHOL                127,000.00                OH                 RP
        01/29/2002                 WHOL                80,000.00                 OH                 RP
        01/28/2002                 WHOL                360,000.00                OH                 RP
        01/29/2002                 WHOL                142,100.00                OH                 RP
        01/23/2002                 WHOL                98,300.00                 OH                 RP
        01/22/2002                 WHOL                88,000.00                 OH                 RP
        01/16/2002                 WHOL                272,000.00                OH                 RP
        01/25/2002                 WHOL                724,000.00                OH                 RP
        02/01/2002                 WHOL                443,000.00                OH                 RP
        02/01/2002                 WHOL                50,000.00                 OH                 RP
        01/28/2002                 WHOL                550,600.00                OH                 RP
        02/22/2002                 WHOL                94,400.00                 OH                 RP
        02/21/2002                 WHOL                70,000.00                 OH                 RP
        02/15/2002                 WHOL                150,000.00                OH                 RP
        02/09/2002                 WHOL                180,000.00                OH                 RP
        02/25/2002                 WHOL                950,000.00                OH                 RP
        02/27/2002                 WHOL                120,000.00                OH                 RP
        02/13/2002                 WHOL                452,000.00                OH                 RP
        02/18/2002                 WHOL                492,000.00                OH                 RP
        01/25/2002                 WHOL                361,000.00                OH                 RP
        12/27/2001                 WHOL                508,000.00                OH                 RP
        10/10/2006                 WARE                800,000.00                OH                 FP
        04/30/2007                 WARE                475,000.00                OH                 FP

                                                    SCHEDULE II

                                 Aggregate Scheduled Principal Balance of Group 3
                                             Forty-Year Mortgage Loans

                                               Aggregate Scheduled Principal
                                              Balance of the Group 3 Mortgage
                                                       Loans Having
                                                   Forty-Year Original
        Payment Date occurring in:                Terms to Maturity ($)*
______________________________________________________________________________________
August 2017..........................                   116,872.00
September 2017.......................                   115,106.00
October 2017.........................                   113,365.00
November 2017........................                   111,650.00
December 2017........................                   109,961.00
January 2018.........................                   108,297.00
February 2018........................                   106,657.00
March 2018...........................                   105,042.00
April 2018...........................                   103,450.00
May 2018.............................                   101,881.00
June 2018............................                   100,336.00
July 2018............................                    98,814.00
August 2018..........................                    97,314.00
September 2018.......................                    95,837.00
October 2018.........................                    94,381.00
November 2018........................                    92,947.00
December 2018........................                    91,534.00
January 2019.........................                    90,143.00
February 2019........................                    88,771.00
March 2019...........................                    87,421.00
April 2019...........................                    86,090.00
May 2019.............................                    84,779.00
June 2019............................                    83,488.00
July 2019............................                    82,217.00
August 2019..........................                    80,964.00
September 2019.......................                    79,729.00
October 2019.........................                    78,513.00
November 2019........................                    77,315.00
December 2019........................                    76,135.00
January 2020.........................                    74,973.00
February 2020........................                    73,827.00
March 2020...........................                    72,699.00
April 2020...........................                    71,588.00
May 2020.............................                    70,493.00
June 2020............................                    69,415.00
July 2020............................                    68,352.00
August 2020..........................                    67,306.00
September 2020.......................                    66,275.00
October 2020.........................                    65,259.00
November 2020........................                    64,259.00
December 2020........................                    63,273.00
January 2021.........................                    62,302.00
February 2021........................                    61,346.00
March 2021...........................                    60,404.00
April 2021...........................                    59,476.00
May 2021.............................                    58,561.00
June 2021............................                    57,660.00
July 2021............................                    56,773.00
August 2021..........................                    55,899.00
September 2021.......................                    55,038.00
October 2021.........................                    54,190.00
November 2021........................                    53,354.00
December 2021........................                    52,531.00
January 2022.........................                    51,720.00
February 2022........................                    50,921.00
March 2022...........................                    50,135.00
April 2022...........................                    49,359.00
May 2022.............................                    48,596.00
June 2022............................                    47,844.00
July 2022............................                    47,103.00
August 2022..........................                    46,374.00
September 2022.......................                    45,655.00
October 2022.........................                    44,947.00
November 2022........................                    44,249.00
December 2022........................                    43,562.00
January 2023.........................                    42,886.00
February 2023........................                    42,219.00
March 2023...........................                    41,563.00
April 2023...........................                    40,916.00
May 2023.............................                    40,279.00
June 2023............................                    39,651.00
July 2023............................                    39,033.00
August 2023..........................                    38,425.00
September 2023.......................                    37,825.00
October 2023.........................                    37,234.00
November 2023........................                    36,653.00
December 2023........................                    36,080.00
January 2024.........................                    35,515.00
February 2024........................                    34,959.00
March 2024...........................                    34,412.00
April 2024...........................                    33,872.00
May 2024.............................                    33,341.00
June 2024............................                    32,818.00
July 2024............................                    32,303.00
August 2024..........................                    31,795.00
September 2024.......................                    31,295.00
October 2024.........................                    30,803.00
November 2024........................                    30,318.00
December 2024........................                    29,840.00
January 2025.........................                    29,370.00
February 2025........................                    28,907.00
March 2025...........................                    28,450.00
April 2025...........................                    28,001.00
May 2025.............................                    27,558.00
June 2025............................                    27,122.00
July 2025............................                    26,692.00
August 2025..........................                    26,269.00
September 2025.......................                    25,853.00
October 2025.........................                    25,442.00
November 2025........................                    25,038.00
December 2025........................                    24,640.00
January 2026.........................                    24,248.00
February 2026........................                    23,862.00
March 2026...........................                    23,482.00
April 2026...........................                    23,108.00
May 2026.............................                    22,739.00
June 2026............................                    22,376.00
July 2026............................                    22,018.00
August 2026..........................                    21,666.00
September 2026.......................                    21,319.00
October 2026.........................                    20,977.00
November 2026........................                    20,641.00
December 2026........................                    20,309.00
January 2027.........................                    19,983.00
February 2027........................                    19,662.00
March 2027...........................                    19,345.00
April 2027...........................                    19,034.00
May 2027.............................                    18,727.00
June 2027............................                    18,424.00
July 2027............................                    18,127.00
August 2027..........................                    17,834.00
September 2027.......................                    17,545.00
October 2027.........................                    17,261.00
November 2027........................                    16,981.00
December 2027........................                    16,705.00
January 2028.........................                    16,434.00
February 2028........................                    16,167.00
March 2028...........................                    15,904.00
April 2028...........................                    15,645.00
May 2028.............................                    15,390.00
June 2028............................                    15,138.00
July 2028............................                    14,891.00
August 2028..........................                    14,647.00
September 2028.......................                    14,408.00
October 2028.........................                    14,171.00
November 2028........................                    13,939.00
December 2028........................                    13,710.00
January 2029.........................                    13,485.00
February 2029........................                    13,263.00
March 2029...........................                    13,044.00
April 2029...........................                    12,829.00
May 2029.............................                    12,617.00
June 2029............................                    12,408.00
July 2029............................                    12,203.00
August 2029..........................                    12,001.00
September 2029.......................                    11,801.00
October 2029.........................                    11,605.00
November 2029........................                    11,412.00
December 2029........................                    11,222.00
January 2030.........................                    11,035.00
February 2030........................                    10,851.00
March 2030...........................                    10,669.00
April 2030...........................                    10,491.00
May 2030.............................                    10,315.00
June 2030............................                    10,142.00
July 2030............................                    9,972.00
August 2030..........................                    9,804.00
September 2030.......................                    9,639.00
October 2030.........................                    9,476.00
November 2030........................                    9,316.00
December 2030........................                    9,158.00
January 2031.........................                    9,003.00
February 2031........................                    8,851.00
March 2031...........................                    8,700.00
April 2031...........................                    8,552.00
May 2031.............................                    8,407.00
June 2031............................                    8,263.00
July 2031............................                    8,122.00
August 2031..........................                    7,983.00
September 2031.......................                    7,847.00
October 2031.........................                    7,712.00
November 2031........................                    7,579.00
December 2031........................                    7,449.00
January 2032.........................                    7,321.00
February 2032........................                    7,194.00
March 2032...........................                    7,070.00
April 2032...........................                    6,948.00
May 2032.............................                    6,827.00
June 2032............................                    6,708.00
July 2032............................                    6,592.00
August 2032..........................                    6,477.00
September 2032.......................                    6,364.00
October 2032.........................                    6,253.00
November 2032........................                    6,143.00
December 2032........................                    6,035.00
January 2033.........................                    5,929.00
February 2033........................                    5,825.00
March 2033...........................                    5,722.00
April 2033...........................                    5,621.00
May 2033.............................                    5,522.00
June 2033............................                    5,424.00
July 2033............................                    5,327.00
August 2033..........................                    5,232.00
September 2033.......................                    5,139.00
October 2033.........................                    5,047.00
November 2033........................                    4,957.00
December 2033........................                    4,868.00
January 2034.........................                    4,780.00
February 2034........................                    4,694.00
March 2034...........................                    4,610.00
April 2034...........................                    4,526.00
May 2034.............................                    4,444.00
June 2034............................                    4,363.00
July 2034............................                    4,284.00
August 2034..........................                    4,206.00
September 2034.......................                    4,129.00
October 2034.........................                    4,053.00
November 2034........................                    3,979.00
December 2034........................                    3,906.00
January 2035.........................                    3,834.00
February 2035........................                    3,763.00
March 2035...........................                    3,693.00
April 2035...........................                    3,624.00
May 2035.............................                    3,557.00
June 2035............................                    3,490.00
July 2035............................                    3,425.00
August 2035..........................                    3,361.00
September 2035.......................                    3,298.00
October 2035.........................                    3,236.00
November 2035........................                    3,174.00
December 2035........................                    3,114.00
January 2036.........................                    3,055.00
February 2036........................                    2,997.00
March 2036...........................                    2,940.00
April 2036...........................                    2,883.00
May 2036.............................                    2,828.00
June 2036............................                    2,773.00
July 2036............................                    2,720.00
August 2036..........................                    2,667.00
September 2036.......................                    2,615.00
October 2036.........................                    2,564.00
November 2036........................                    2,514.00
December 2036........................                    2,465.00
January 2037.........................                    2,417.00
February 2037........................                    2,369.00
March 2037...........................                    2,322.00
April 2037...........................                    2,276.00
May 2037.............................                    2,231.00
June 2037............................                    2,186.00
July 2037............................                    2,142.00

                                                   EXHIBIT A

                                                  [Reserved]

                                                   EXHIBIT B

                                                  [Reserved]

                                                   EXHIBIT C

                                                  [Reserved]

                                                   EXHIBIT D

                                                  [Reserved]

                                                   EXHIBIT E

                                                  [Reserved]

                                                   EXHIBIT F

                                              REQUEST FOR RELEASE

                                                                         _______________________
                                                                                  Date

[Addressed to Indenture Trustee
or, if applicable, the Custodian]

In connection with the administration of the mortgages held by you as Indenture Trustee under a certain Sale and Servicing Agreement dated as of July 1, 2007 by and among Structured Asset Mortgage Investments II Inc., as Depositor, Thornburg Mortgage Home Loans, Inc., as Initial Seller, Thornburg Mortgage Funding Inc., as
Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Wilmington Trust Company, as
Owner Trustee and you, as Indenture Trustee and Custodian (the "Sale and Servicing Agreement"), the
undersigned [Master Servicer] [Servicer] hereby requests a release of the Mortgage File held by you as
Indenture Trustee with respect to the following described Mortgage Loan for the reason indicated below.

        Mortgagor's Name:

        Address:

        Loan No.:

        Reason for requesting file:

         1.       Mortgage  Loan  paid in full.  (The  [Master  Servicer]  hereby  certifies  that all  amounts received in  connection  with the loan have been or will be credited to the  Collection  Account  (whichever is applicable) pursuant to the Sale and Servicing Agreement.)

         2.       The Mortgage Loan is being foreclosed.

         3.       Mortgage  Loan  substituted.  (The  [Master  Servicer]  [Servicer]  hereby  certifies  that a
Qualified  Substitute  Mortgage  Loan has been  assigned and  delivered to you along with the related  Mortgage
File pursuant to the Sale and Servicing Agreement.)

         4.       Mortgage Loan  repurchased.  (The [Master  Servicer]  [Servicer]  hereby  certifies  that the
Purchase Price has been credited to the Servicing Account or the Collection  Account  (whichever is applicable)
pursuant to the Sale and Servicing Agreement.)

         5.       Other. (Describe)

The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Sale and Servicing Agreement and will be returned to you within ten (10) days of our receipt of the Mortgage File, except if the Mortgage Loan has been paid in full, or repurchased or substituted for a Qualified Substitute Mortgage Loan (in which case the Mortgage File will be retained by us without obligation to return to you).

Capitalized terms used herein shall have the meanings ascribed to them in the Sale and Servicing Agreement.

                                                              _____________________________________________
                                                                 [Name of [Master Servicer] [Servicer]]

                                                              By:__________________________________________
                                                                 Name:
                                                                 Title:     Servicing Officer

                                                  EXHIBIT G-1

                                       FORM OF RECEIPT OF MORTGAGE NOTE

                                           RECEIPT OF MORTGAGE NOTE

Structured Asset Mortgage Investments II Inc.
383 Madison Avenue
New York, New York  10179

Thornburg Mortgage Securities Trust 2007-3
Wilmington Trust Company, as Owner Trustee
1100 North Market Street
Wilmington, Delaware 19890

         Re:      Thornburg Mortgage Securities Trust 2007-3,
                  Mortgage-Backed Notes, Series 2007-3

Ladies and Gentlemen:

         Pursuant to Section 2.01 of the Sale and Servicing Agreement, dated as of July 1, 2007, among
Structured Asset Mortgage Investments II Inc., as Depositor, Thornburg Mortgage Home Loans, Inc., as Initial
Seller, Thornburg Mortgage Funding, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and
Securities Administrator, Wilmington Trust Company, as Owner Trustee and LaSalle Bank National Association,
as Indenture Trustee and Custodian, we hereby acknowledge the receipt of the original Mortgage Note with respect to each Mortgage Loan listed on Exhibit 1, with any exceptions thereto listed on Exhibit 2.

                                                    LASALLE BANK NATIONAL ASSOCIATION, as Indenture Trustee

                                                    By:____________________________________________________
                                                    Name:
                                                    Title:

Dated:

                                                   EXHIBIT 1

                                            MORTGAGE LOAN SCHEDULE

                                                   EXHIBIT 2

                                               EXCEPTION REPORT

                                                  EXHIBIT G-2

                              FORM OF INTERIM CERTIFICATION OF INDENTURE TRUSTEE

                                  INTERIM CERTIFICATION OF INDENTURE TRUSTEE

                                                                                                         [date]

Structured Asset Mortgage Investments II Inc.
383 Madison Avenue
New York, New York  10179

Thornburg Mortgage Home Loans, Inc.
150 Washington Avenue, Suite 302
Santa Fe, New Mexico 87501

Thornburg Mortgage Funding, Inc.
150 Washington Avenue, Suite 302
Santa Fe, New Mexico 87501

Thornburg Mortgage Securities Trust 2007-3
Wilmington Trust Company, as Owner Trustee
1100 North Market Street
Wilmington, Delaware 19890

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045

         Re:      Sale and Servicing Agreement by and among Structured Asset Mortgage Investments II Inc., as
                  Depositor, Thornburg Mortgage Home Loans, Inc., as Initial Seller, Thornburg Mortgage Funding,
                  Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator,
                  Wilmington Trust Company, as Owner Trustee and LaSalle Bank National Association, as Indenture
                  Trustee and Custodian, Thornburg Mortgage Securities Trust 2007-3 Mortgage-Backed Notes, Series
                  2007-3

Ladies and Gentlemen:

         In accordance with Section 2.02 of the above-captioned Sale and Servicing Agreement (the "Sale and
Servicing Agreement"), the undersigned, as Indenture Trustee, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached schedule) it has received:

         1.       all documents  required to be delivered to the Indenture  Trustee pursuant to Section 2.01 of the Sale and Servicing Agreement are in its possession;

         2.       such  documents  have been  reviewed by the  Indenture  Trustee and have not been  mutilated, damaged or torn and relate to such Mortgage Loan; and

         3.       based on the Indenture  Trustee's  examination and only as to the foregoing,  the information set forth in the Mortgage Loan Schedule that corresponds to items (i), (ii),  (iii),  (xiii),
                  (xiv) and (xviii) of the Mortgage Loan Schedule accurately reflects  information set forth in the Mortgage File.

         Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

         The Indenture Trustee has made no independent examination of any documents contained in each
Mortgage File beyond the review specifically required in the Sale and Servicing Agreement. The Indenture
Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the
Sale and Servicing Agreement.

                                                    LASALLE BANK NATIONAL ASSOCIATION, as Indenture Trustee

                                                    By:___________________________________________________
                                                    Name:
                                                    Title:

                                                  EXHIBIT G-3

                                    FORM OF FINAL CERTIFICATION OF TRUSTEE

                                        FINAL CERTIFICATION OF TRUSTEE

                                                                                                         [date]

Structured Asset Mortgage Investments II Inc.
383 Madison Avenue
New York, New York  10179

Thornburg Mortgage Home Loans, Inc.
150 Washington Avenue, Suite 302
Santa Fe, New Mexico 87501

Thornburg Mortgage Funding, Inc.
150 Washington Avenue, Suite 302
Santa Fe, New Mexico 87501

Thornburg Mortgage Securities Trust 2007-3
Wilmington Trust Company, as Owner Trustee
1100 North Market Street
Wilmington, Delaware 19890

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045

         Re:      Sale and Servicing Agreement among Structured Asset Mortgage Investments II Inc., as Depositor,
                  Thornburg Mortgage Home Loans, Inc., as Initial Seller, Thornburg Mortgage Funding, Inc., as
                  Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Wilmington
                  Trust Company, as Owner Trustee and LaSalle Bank National Association, as Indenture Trustee and
                  Custodian, Thornburg Mortgage Securities Trust 2007-3 Mortgage Backed Notes, Series 2007-3

Ladies and Gentlemen:

         In accordance with Section 2.02 of the above-captioned Sale and Servicing Agreement (the "Sale and
Servicing Agreement"), the undersigned, as Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached
Document Exception Report) it has received all documents required to be delivered to the Indenture Trustee pursuant to Section 2.01 of the Sale and Servicing Agreement.

         Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items
(i), (ii), (iii), (xiii), (xiv) and (xviii) of the definition of the "Mortgage Loan Schedule" in Section 1.01 of the Sale and Servicing Agreement accurately reflects information set forth in the Mortgage File.

         The Indenture Trustee has made no independent examination of any documents contained in each
Mortgage File beyond the review specifically required in the Sale and Servicing Agreement. The Indenture
Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the
Sale and Servicing Agreement.

                                                    LASALLE BANK NATIONAL ASSOCIATION, as Indenture Trustee

                                                    By:_____________________________________________________
                                                    Name:
                                                    Title:

                                                   EXHIBIT H

                                          FORM OF LOST NOTE AFFIDAVIT

         Personally appeared before me the undersigned authority to administer oaths, ______________________
who first being duly sworn deposes and says:  Deponent is ______________________ of Thornburg Mortgage Home
Loans, Inc. (the "Initial Seller") and who has personal knowledge of the facts set out in this affidavit.

         On ___________________, _________________________ did execute and deliver a promissory note in the principal amount of $__________ (the "Note").

         That said note has been misplaced or lost through causes unknown and is currently lost and unavailable after diligent search has been made.  The Initial Seller's records show that an amount of principal and interest on said Note is still presently outstanding, due, and unpaid, and such Seller is still owner and holder in due course of said lost Note.

         The Seller executes this Affidavit for the purpose of inducing LaSalle Bank National Association, as indenture trustee on behalf of Thornburg Mortgage Securities Trust 2007-3, Mortgage Loan Pass-Through
Certificates, Series 2007-3, to accept the transfer of the above described loan from the Initial Seller.

         The Initial Seller agrees to indemnify LaSalle Bank National Association and Structured Asset
Securities Corporation and hold them harmless for any losses incurred by such parties resulting from the fact that the above described Note has been lost or misplaced.

By: ___________________________
_______________________________

STATE OF                                      )
                                              )   ss:
COUNTY OF                                     )

On this ____ day of ___________ 20__, before me, a Notary Public, in and for said County and State, appeared
________________________, who acknowledged the extension of the foregoing and who, having been duly sworn, states that any representations therein contained are true.

Witness my hand and Notarial Seal this ____ day of _______ 20__.

________________________________________
________________________________________
My commission expires __________________.

                                                   EXHIBIT I

                                                  [Reserved]

                                                  EXHIBIT J-1

                                                  [Reserved]

                                                  EXHIBIT J-2

                                                  [Reserved]

                                                   EXHIBIT K

                                                  [Reserved]

                                                   EXHIBIT L

                                                  [Reserved]

                                                   EXHIBIT M

                                         FORM OF CERTIFICATE OF TRUST

         This Certificate of Trust of Thornburg Mortgage Securities Trust 2007-3 (the "Trust") is being duly executed and filed by the undersigned, as owner trustee, to form a statutory trust under the Delaware
Statutory Trust Act, 12 Del. C. §§ 3801 et seq. (the "Act").

         1.       Name. The name of the statutory trust formed hereby is Thornburg  Mortgage  Securities  Trust
2007-3.

         2.       Delaware  Trustee.  The name and the  business  address  of the  trustee  of the Trust with a principal  place of business in the State of Delaware  and County of New Castle is  Wilmington  Trust  Company,
1100 North Market Street, Wilmington, Delaware 19890.

         3.       Effective Date.  This  Certificate of Trust shall be effective upon filing with the Secretary of State of the State of Delaware.

         IN WITNESS WHEREOF, the undersigned, being the owner trustee of the Trust, has duly executed this
Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                                    Wilmington Trust Company,
                                                    as Owner Trustee

                                                    By:____________________________________
                                                       Name:
                                                       Title:

                                                   EXHIBIT N

                                  LIST OF SERVICERS AND SERVICING AGREEMENTS

     1.  a)  Servicing  Agreement,  dated as of March 1,  2002,  among  Thornburg  Mortgage  Home  Loans,  Inc.
         ("Thornburg"),  as seller and servicer and Wells Fargo Bank N.A. ("Wells Fargo"),  as master servicer, as amended by the Amendment to Servicing  Agreement,  dated as of December 1, 2002,  and as amended by the Second  Amendment to Servicing  Agreement,  dated as of January 1, 2006, and (b) the  Subservicing
         Acknowledgement  Agreement,  dated as of March 1, 2002,  between  Thornburg,  as servicer,  and Cenlar
         FSB,  as  sub-servicer  ("Cenlar"),  as  amended  by the  Amendment  to  Subservicing  Acknowledgement
         Agreement,  dated as of December 1, 2002, and by the Second Amendment to Subservicing  Acknowledgement
         Agreement,  dated as of January 1, 2006,  including the related Transfer Notice,  dated July 27, 2007, from Thornburg,  as seller, to Thornburg,  as initial seller, and Thornburg Mortgage Funding, Inc., as
         Seller ("TMFI"), and Cenlar, as sub-servicer.

     2.  Amended and Restated  Correspondent  Loan  Purchase  Agreement,  dated as of March 25,  2002,  between
         Thornburg  Mortgage  Home Loans,  Inc.  ("Thornburg")  and First  Republic  Bank  ("First  Republic"),
         including the related Transfer Notice, dated July 27, 2007, from Thornburg to First Republic.

     3.  Amended and Restated  Correspondent  Loan  Purchase  Agreement,  dated as of March 27,  2002,  between
         Thornburg Mortgage Home Loans, Inc. ("Thornburg") and Colonial Savings, F.A.  ("Colonial"),  including the related Transfer Notice, dated July 27, 2007, from Thornburg to Colonial.

     4.  Correspondent Loan Purchase  Agreement,  dated as of January 31, 2006, between Thornburg Mortgage Home
         Loans, Inc.  ("Thornburg")  and Mellon Trust of New England,  N.A.  ("Mellon"),  including the related
         Transfer Notice, dated July 27, 2007, from Thornburg to Mellon.

     5.  Correspondent  Loan Purchase  Agreement,  dated as of April 6, 2006,  between Thornburg  Mortgage Home
         Loans, Inc.  ("Thornburg") and First Horizon Home Loan Corp. ("First Horizon"),  including the related
         Transfer Notice, dated July 27, 2007, from Thornburg to First Horizon.

     6.  Reconstituted  Servicing  Agreement,  dated  as of  July  1,  2007,  by  and  among  Thornburg,  TMFI,
         Countrywide Home Loans Servicing LP ("Countrywide"),  as servicer,  LaSalle Bank National Association, as trustee,  and acknowledged by Wells Fargo Bank, N.A., as master servicer,  relating to the Mortgage
         Loan  Purchase and  Servicing  Agreement  dated as of  September  1, 2005 as amended by the  Amendment
         Number Two dated as of June 19, 2006 by and between  Thornburg  and  Countrywide  and by the Amendment
         Reg AB dated as of July 1, 2006 by and between Thornburg and Countrywide.

     7.  Reconstituted  Servicing  Agreement,  dated  as of  July  1,  2007,  by  and  among  Thornburg,  TMFI,
         Countrywide,  as servicer,  LaSalle Bank National  Association,  as trustee, and acknowledged by Wells
         Fargo Bank, N.A., as master servicer,  relating to the Mortgage Loan Purchase and Servicing  Agreement
         between  Thornburg and Countrywide as seller,  dated as of April 25, 2002, as amended by the Amendment
         Reg AB dated as of July 1, 2006, by and between Thornburg and Countrywide.

     8.  Reconstituted  Servicing  Agreement  dated as of July 1, 2007, by and among  Thornburg,  TMFI,  Morgan
         Stanley Credit  Corporation  ("Morgan  Stanley"),  as servicer,  Thornburg  Mortgage  Securities Trust
         2007-3,  and  acknowledged  by Wells  Fargo Bank,  N.A.,  as master  servicer,  relating to the Master
         Servicing  Agreement  between Thornburg and Morgan Stanley,  as servicer,  dated as of May 1, 2001, as amended by that certain  Amendment to Master  Servicing  Agreement dated as of January 1, 2003, by and between  Thornburg  and Morgan  Stanley,  and by the  Amendment  Reg AB dated as of  November  1, 2006 between Thornburg and Morgan Stanley.

     9.  Reconstituted  Servicing  Agreement  dated as of July 1, 2007,  by and among  Thornburg,  TMFI,  Wells
         Fargo    Bank,  N.A., as servicer,  and Thornburg  Mortgage  Securities Trust 2007-3 (the "Trust") and
         acknowledged by   Wells  Fargo  Bank,  N.A.,  as master  servicer,  relating  to the  Master  Seller's
         Warranties  and Servicing  Agreement  between  Lehman  Brothers  Bank,  FSB ("Lehman") and Wells Fargo
         dated as of May 1,  2006,  as  amended  by  Amendment  No. 1 to the  Master  Seller's  Warranties  and
         Servicing Agreement dated as of    August  1,  2006,   as   modified  by  that   certain   Assignment,
         Assumption and Recognition Agreement dated as of August 25, 2006.

                                                   EXHIBIT O

                              NOTICE OF EXERCISE OF OPTIONAL NOTES PURCHASE RIGHT

                                                                       Date__________________

[INDENTURE TRUSTEE]

[SECURITIES ADMINISTRATOR]

[RATING AGENCIES]

[MASTER SERVICER]

         Re:      Thornburg Mortgage Securities Trust 2007-3

Ladies and Gentlemen:

         Pursuant to the terms of the Sale and Servicing Agreement (the "Agreement"), dated as of July 1,
2007, among Structured Asset Mortgage Investments II Inc., as depositor, Thornburg Mortgage Home Loans, Inc., as initial seller, Thornburg Mortgage Funding, Inc., as seller, Wells Fargo Bank, N.A., as master servicer and securities administrator, LaSalle Bank National Association, as indenture trustee and custodian, and
Wilmington Trust Company, as owner trustee, we hereby give notice of our exercise of the Optional Notes
Purchase Right.  We intend to purchase the outstanding Notes on the Payment Date in ______ 20__.

                                                    Very truly yours,

                                                    THORNBURG MORTGAGE, INC.

                                                    By:___________________________________
                                                        Authorized Officer

                                                   EXHIBIT P

                                                  [Reserved]

                                                   EXHIBIT Q

                                              SERVICING CRITERIA

         The assessment of compliance to be delivered by Wells Fargo Bank, N.A. ("Wells Fargo"), in its capacities as Master Servicer and Securities Administrator, and LaSalle Bank National Association, in its
capacity as Custodian, shall address, at a minimum, the criteria identified below as "Applicable Servicing
Criteria":

______________________________________________________________________________________________________________________
                                                                                     Applicable        Applicable
                                                                                     Servicing          Servicing
                                                                                    Criteria for      Criteria for
                               Servicing Criteria                                   Wells Fargo          LaSalle
______________________________________________________________________________________________________________________

     Reference                                Criteria
______________________________________________________________________________________________________________________

                                  General Servicing Considerations
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________
   1122(d)(1)(i)     Policies and procedures are instituted to monitor any               X
                     performance or other triggers and events of default in
                     accordance with the transaction agreements.
______________________________________________________________________________________________________________________
  1122(d)(1)(ii)                                                                         X
                     If any material servicing activities are outsourced to
                     third parties, policies and procedures are instituted to
                     monitor the third party's performance and compliance with
                     such servicing activities.
______________________________________________________________________________________________________________________

  1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
______________________________________________________________________________________________________________________

                     A fidelity bond and errors and omissions policy is in
                     effect on the party participating in the servicing
  1122(d)(1)(iv)     function throughout the reporting period in the amount of           X
                     coverage required by and otherwise in accordance with the
                     terms of the transaction agreements.
______________________________________________________________________________________________________________________

                                 Cash Collection and Administration
______________________________________________________________________________________________________________________

                     Payments on mortgage loans are deposited into the
                     appropriate custodial bank accounts and related bank
   1122(d)(2)(i)     clearing accounts no more than two business days following          X
                     receipt, or such other number of days specified in the
                     transaction agreements.
______________________________________________________________________________________________________________________

                     Disbursements made via wire transfer on behalf of an
  1122(d)(2)(ii)     obligor or to an investor are made only by authorized               X
                     personnel.
______________________________________________________________________________________________________________________

                     Advances of funds or guarantees regarding collections,
  1122(d)(2)(iii)    cash flows or distributions, and any interest or other              X
                     fees charged for such advances, are made, reviewed and
                     approved as specified in the transaction agreements.
______________________________________________________________________________________________________________________

                     The related accounts for the transaction, such as cash
                     reserve accounts or accounts established as a form of
  1122(d)(2)(iv)     overcollateralization, are separately maintained (e.g.,             X
                     with respect to commingling of cash) as set forth in the
                     transaction agreements.
______________________________________________________________________________________________________________________

                     Each custodial account is maintained at a federally
                     insured depository institution as set forth in the
                     transaction agreements. For purposes of this criterion,
   1122(d)(2)(v)     "federally insured depository institution" with respect to          X
                     a foreign financial institution means a foreign financial
                     institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.
______________________________________________________________________________________________________________________

  1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent
                     unauthorized access.
______________________________________________________________________________________________________________________

                     Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including
                     custodial accounts and related bank clearing accounts.
                     These reconciliations are (A) mathematically accurate; (B)
                     prepared within 30 calendar days after the bank statement
                     cutoff date, or such other number of days specified in the
  1122(d)(2)(vii)    transaction agreements; (C) reviewed and approved by                X
                     someone other than the person who prepared the
                     reconciliation; and (D) contain explanations for
                     reconciling items. These reconciling items are resolved
                     within 90 calendar days of their original identification,
                     or such other number of days specified in the transaction
                     agreements.
______________________________________________________________________________________________________________________

                                 Investor Remittances and Reporting
______________________________________________________________________________________________________________________

                     Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the
                     transaction agreements and applicable Commission
                     requirements. Specifically, such reports (A) are prepared
                     in accordance with timeframes and other terms set forth in
   1122(d)(3)(i)     the transaction agreements; (B) provide information
                     calculated in accordance with the terms specified in the            X
                     transaction agreements; (C) are filed with the Commission
                     as required by its rules and regulations; and (D) agree
                     with investors' or the trustee's records as to the total
                     unpaid principal balance and number of mortgage loans
                     serviced by the Servicer.
______________________________________________________________________________________________________________________

                     Amounts due to investors are allocated and remitted in
  1122(d)(3)(ii)     accordance with timeframes, distribution priority and               X
                     other terms set forth in the transaction agreements.
______________________________________________________________________________________________________________________

                     Disbursements made to an investor are posted within two
  1122(d)(3)(iii)    business days to the Servicer's investor records, or such
                     other number of days specified in the transaction                   X
                     agreements.
______________________________________________________________________________________________________________________

                     Amounts remitted to investors per the investor reports
  1122(d)(3)(iv)     agree with cancelled checks, or other form of payment, or           X
                     custodial bank statements.
______________________________________________________________________________________________________________________

                                      Pool Asset Administration
______________________________________________________________________________________________________________________
   1122(d)(4)(i)
                     Collateral or security on mortgage loans is maintained as
                     required by the transaction agreements or related mortgage
                     loan documents.                                                                        X
______________________________________________________________________________________________________________________

  1122(d)(4)(ii)     Mortgage loan and related documents are safeguarded as
                     required by the transaction agreements.                                                X
______________________________________________________________________________________________________________________

                     Any additions, removals or substitutions to the asset pool
  1122(d)(4)(iii)    are made, reviewed and approved in accordance with any                                 X
                     conditions or requirements in the transaction agreements.
______________________________________________________________________________________________________________________
  1122(d)(4)(iv)
                     Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are
                     posted to the Servicer's obligor records maintained no
                     more than two business days after receipt, or such other
                     number of days specified in the transaction agreements,
                     and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan
                     documents.
______________________________________________________________________________________________________________________

                     The Servicer's records regarding the mortgage loans agree
   1122(d)(4)(v)     with the Servicer's records with respect to an obligor's
                     unpaid principal balance.
______________________________________________________________________________________________________________________

                     Changes with respect to the terms or status of an
                     obligor's mortgage loans (e.g., loan modifications or
  1122(d)(4)(vi)     re-agings) are made, reviewed and approved by authorized
                     personnel in accordance with the transaction agreements
                     and related pool asset documents.
______________________________________________________________________________________________________________________

                     Loss mitigation or recovery actions (e.g., forbearance
                     plans, modifications and deeds in lieu of foreclosure,
  1122(d)(4)(vii)    foreclosures and repossessions, as applicable) are
                     initiated, conducted and concluded in accordance with the
                     timeframes or other requirements established by the
                     transaction agreements.
______________________________________________________________________________________________________________________
 1122(d)(4)(viii)
                     Records documenting collection efforts are maintained
                     during the period a mortgage loan is delinquent in
                     accordance with the transaction agreements. Such records
                     are maintained on at least a monthly basis, or such other
                     period specified in the transaction agreements, and
                     describe the entity's activities in monitoring delinquent
                     mortgage loans including, for example, phone calls,
                     letters and payment rescheduling plans in cases where
                     delinquency is deemed temporary (e.g., illness or
                     unemployment).
______________________________________________________________________________________________________________________

                     Adjustments to interest rates or rates of return for
  1122(d)(4)(ix)     mortgage loans with variable rates are computed based on
                     the related mortgage loan documents.
______________________________________________________________________________________________________________________
   1122(d)(4)(x)
                     Regarding any funds held in trust for an obligor (such as
                     escrow accounts): (A) such funds are analyzed, in
                     accordance with the obligor's mortgage loan documents, on
                     at least an annual basis, or such other period specified
                     in the transaction agreements; (B) interest on such funds
                     is paid, or credited, to obligors in accordance with
                     applicable mortgage loan documents and state laws; and (C)
                     such funds are returned to the obligor within 30 calendar
                     days of full repayment of the related mortgage loans, or
                     such other number of days specified in the transaction
                     agreements.
______________________________________________________________________________________________________________________
  1122(d)(4)(xi)
                     Payments made on behalf of an obligor (such as tax or
                     insurance payments) are made on or before the related
                     penalty or expiration dates, as indicated on the
                     appropriate bills or notices for such payments, provided
                     that such support has been received by the servicer at
                     least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
______________________________________________________________________________________________________________________

                     Any late payment penalties in connection with any payment
                     to be made on behalf of an obligor are paid from the
  1122(d)(4)(xii)    servicer's funds and not charged to the obligor, unless
                     the late payment was due to the obligor's error or
                     omission.
______________________________________________________________________________________________________________________

                     Disbursements made on behalf of an obligor are posted
 1122(d)(4)(xiii)    within two business days to the obligor's records
                     maintained by the servicer, or such other number of days
                     specified in the transaction agreements.
______________________________________________________________________________________________________________________

                     Delinquencies, charge-offs and uncollectible accounts are
  1122(d)(4)(xiv)    recognized and recorded in accordance with the transaction          X
                     agreements.
______________________________________________________________________________________________________________________
  1122(d)(4)(xv)                                                                         X
                     Any external enhancement or other support, identified in
                     Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
______________________________________________________________________________________________________________________

                                                   EXHIBIT R

                                        ADDITIONAL FORM 10-D DISCLOSURE

______________________________________________________________________________________________________________________

                                         ADDITIONAL FORM 10-D DISCLOSURE
______________________________________________________________________________________________________________________
                     Item on Form 10-D                                         Party Responsible
______________________________________________________________________________________________________________________
Item 1: Distribution and Pool Performance Information
______________________________________________________________________________________________________________________
Information included in the Payment Date Statement                                  Servicer
                                                                                Master Servicer
                                                                            Securities Administrator
______________________________________________________________________________________________________________________
Any information required by 1121 which is NOT included on                          Depositor
the Payment Date Statement
______________________________________________________________________________________________________________________
                 Item 2: Legal Proceedings

Any legal proceeding  pending against the following entities
or  their   respective   property,   that  is   material  to
Noteholders,   including   any   proceeding   known   to  be
contemplated by governmental authorities:
______________________________________________________________________________________________________________________
• Issuing Entity (Trust)                                         Indenture Trustee, Master Servicer, Securities
                                                                          Administrator and Depositor
______________________________________________________________________________________________________________________
• Sponsor (Initial Seller) (Seller)                                   Initial Seller, Seller or Depositor
______________________________________________________________________________________________________________________
• Depositor                                                                        Depositor
______________________________________________________________________________________________________________________
• Indenture Trustee                                                            Indenture Trustee
______________________________________________________________________________________________________________________
• Securities Administrator                                                  Securities Administrator
______________________________________________________________________________________________________________________
• Master Servicer                                                               Master Servicer
______________________________________________________________________________________________________________________
• Custodian                                                                        Custodian
______________________________________________________________________________________________________________________
• 1110(b) Originator                                                               Depositor
______________________________________________________________________________________________________________________
• Any 1108(a)(2) Servicer (other than the Master Servicer                           Servicer
or Securities Administrator)
______________________________________________________________________________________________________________________
• Any other party contemplated by 1100(d)(1)                                       Depositor
______________________________________________________________________________________________________________________
       Item 3: Sale of Securities and Use of Proceeds                              Depositor
Information from Item 2(a) of Part II of Form 10-Q:
With  respect  to any  sale of  securities  by the  sponsor, depositor  or  issuing  entity,  that are backed by the same asset pool or are  otherwise  issued by the issuing  entity, whether  or not  registered,  provide  the  sales and use of
proceeds   information  in  Item  701  of  Regulation   S-K.
Pricing  information  can be omitted if securities  were not registered.
______________________________________________________________________________________________________________________
             Item 4: Defaults Upon Senior Notes                             Securities Administrator
                                                                     Indenture Trustee (in the event of the
                                                                         Master Servicer's termination)
Information from Item 3 of Part II of Form 10-Q:
Report  the  occurrence  of  any  Event  of  Default  (after
expiration   of  any  grace  period  and  provision  of  any
required notice)
______________________________________________________________________________________________________________________
Item 5: Submission of Matters to a Vote of Security Holders                 Securities Administrator
                                                                               Indenture Trustee
Information from Item 4 of Part II of Form 10-Q
______________________________________________________________________________________________________________________
        Item 6: Significant Obligors of Pool Assets                                Depositor
Item 1112(b) - Significant Obligor Financial Information*
______________________________________________________________________________________________________________________
*This  information  need only be  reported  on the Form 10-D for the  payment  period  in which  updated  information  is required pursuant to the Item.
______________________________________________________________________________________________________________________
    Item 7: Significant Enhancement Provider Information
Item 1114(b)(2) - Credit Enhancement Provider Financial
Information*
______________________________________________________________________________________________________________________
• Determining applicable disclosure threshold                                      Depositor
______________________________________________________________________________________________________________________
• Requesting required financial  information  (including any                       Depositor
required   accountants'  consent  to  the  use  thereof)  or
effecting incorporation by reference
______________________________________________________________________________________________________________________
      Item 1115(b) - Derivative Counterparty Financial
                        Information*
______________________________________________________________________________________________________________________
• Determining current maximum probable exposure                                    Depositor
______________________________________________________________________________________________________________________
• Determining current significance percentage                                      Depositor
______________________________________________________________________________________________________________________
• Requesting required financial  information  (including any                       Depositor
required   accountants'  consent  to  the  use  thereof)  or
effecting incorporation by reference
______________________________________________________________________________________________________________________
  *This information need only be reported on the Form 10-D
   for the payment period in which updated information is
              required pursuant to the Items.
______________________________________________________________________________________________________________________
                 Item 8: Other Information                     Any party responsible for the applicable Form 8-K
                                                                                Disclosure item
Disclose  any  information  required  to be reported on Form
8-K  during  the  period  covered  by the Form  10-D but not reported
______________________________________________________________________________________________________________________
                      Item 9: Exhibits
           Payment Date Statement to Noteholders                            Securities Administrator
  Exhibits required by Item 601 of Regulation S-K, such as                         Depositor
                    material agreements
______________________________________________________________________________________________________________________

                                                   EXHIBIT S

                                        ADDITIONAL FORM 10-K DISCLOSURE

______________________________________________________________________________________________________________________

                                         ADDITIONAL FORM 10-K DISCLOSURE
______________________________________________________________________________________________________________________
                    Item on Form 10-K                                         Party Responsible
______________________________________________________________________________________________________________________
           Item 1B: Unresolved Staff Comments                                     Depositor
______________________________________________________________________________________________________________________
               Item 9B: Other Information                  Any party responsible for disclosure items on Form 8-K
Disclose any information  required to be reported on Form
8-K during the  fourth  quarter  covered by the Form 10-K
but not reported
______________________________________________________________________________________________________________________
    Item 15: Exhibits, Financial Statement Schedules                      Securities Administrator
                                                                                  Depositor
______________________________________________________________________________________________________________________
Reg AB Item 1112(b): Significant Obligors of Pool Assets
______________________________________________________________________________________________________________________
Significant Obligor Financial Information*                                        Depositor
______________________________________________________________________________________________________________________
*This  information need only be reported on the Form 10-D
for the payment  period in which updated  information  is
required pursuant to the Item.
______________________________________________________________________________________________________________________
   Reg AB Item 1114(b)(2): Credit Enhancement Provider
                  Financial Information
______________________________________________________________________________________________________________________
• Determining applicable disclosure threshold                                     Depositor
______________________________________________________________________________________________________________________
• Requesting  required financial  information  (including                         Depositor
any required  accountants' consent to the use thereof) or
effecting incorporation by reference
______________________________________________________________________________________________________________________
*This  information need only be reported on the Form 10-D
for the payment  period in which updated  information  is
required pursuant to the Items.
______________________________________________________________________________________________________________________
 Reg AB Item 1115(b): Derivative Counterparty Financial
                       Information
______________________________________________________________________________________________________________________
• Determining current maximum probable exposure                                   Depositor
______________________________________________________________________________________________________________________
• Determining current significance percentage                                     Depositor
______________________________________________________________________________________________________________________
• Requesting  required financial  information  (including                         Depositor
any required  accountants' consent to the use thereof) or
effecting incorporation by reference
______________________________________________________________________________________________________________________
*This  information need only be reported on the Form 10-D
for the payment  period in which updated  information  is
required pursuant to the Items.
______________________________________________________________________________________________________________________
           Reg AB Item 1117: Legal Proceedings
Any  legal  proceeding   pending  against  the  following
entities or their respective  property,  that is material
to  Noteholders,  including  any  proceeding  known to be
contemplated by governmental authorities:
______________________________________________________________________________________________________________________
• Issuing Entity (Trust)                                       Indenture Trustee, Master Servicer, Securities
                                                                         Administrator and Depositor
______________________________________________________________________________________________________________________
• Sponsor (Initial Seller)                                               Initial Seller or Depositor
______________________________________________________________________________________________________________________
• Depositor                                                                       Depositor
______________________________________________________________________________________________________________________
• Indenture Trustee                                                           Indenture Trustee
______________________________________________________________________________________________________________________
• Securities Administrator                                                Securities Administrator
______________________________________________________________________________________________________________________
• Master Servicer                                                              Master Servicer
______________________________________________________________________________________________________________________
• Custodian                                                                       Custodian
______________________________________________________________________________________________________________________
• 1110(b) Originator                                                              Depositor
______________________________________________________________________________________________________________________
• Any 1108(a)(2) Servicer (other than the Master                                  Servicer
Servicer or Securities Administrator)
______________________________________________________________________________________________________________________
• Any other party contemplated by 1100(d)(1)                                      Depositor
______________________________________________________________________________________________________________________
    Reg AB Item 1119: Affiliations and Relationships
______________________________________________________________________________________________________________________
Whether  (a)  the  Sponsor  (Initial  Seller)   (Seller),     Depositor as to Depositor and Issuing Entity (a)
Depositor  or  Issuing  Entity  is an  affiliate  of  the    Sponsor/Initial Seller/Seller as to Sponsor/Initial
following  parties,  and  (b) to  the  extent  known  and                     Seller/Seller (a)
material,  any of the  following  parties are  affiliated
with one another:

______________________________________________________________________________________________________________________
• Master Servicer                                                              Master Servicer
______________________________________________________________________________________________________________________
• Securities Administrator                                                Securities Administrator
______________________________________________________________________________________________________________________
• Indenture Trustee                                                           Indenture Trustee
______________________________________________________________________________________________________________________
• Any other 1108(a)(3) servicer                                                   Servicer
______________________________________________________________________________________________________________________
• Any 1110 Originator                                                         Depositor/Sponsor
______________________________________________________________________________________________________________________
• Any 1112(b) Significant Obligor                                             Depositor/Sponsor
______________________________________________________________________________________________________________________
• Any 1114 Credit Enhancement Provider                                        Depositor/Sponsor
______________________________________________________________________________________________________________________
• Any 1115 Derivate Counterparty Provider                                     Depositor/Sponsor
______________________________________________________________________________________________________________________
• Any other 1101(d)(1) material party                                         Depositor/Sponsor
______________________________________________________________________________________________________________________
Whether  there  are  any  "outside  the  ordinary  course     Depositor as to Depositor and Issuing Entity (a)
business  arrangements"  other than would be  obtained in    Sponsor/Initial Seller/Seller as to Sponsor/Initial
an  arm's  length  transaction  between  (a) the  Sponsor                     Seller/Seller (a)
(Initial  Seller)  (Seller),  Depositor or Issuing Entity
on the one  hand,  and (b) any of the  following  parties
(or their  affiliates)  on the  other  hand,  that  exist
currently  or  within  the  past two  years  and that are
material to a Noteholder's understanding of the Notes:

______________________________________________________________________________________________________________________
• Master Servicer                                                              Master Servicer
______________________________________________________________________________________________________________________
• Securities Administrator                                                Securities Administrator
______________________________________________________________________________________________________________________
• Indenture Trustee                                                           Indenture Trustee
______________________________________________________________________________________________________________________
• Any other 1108(a)(3) servicer                                                   Servicer
______________________________________________________________________________________________________________________
• Any 1110 Originator                                                         Depositor/Sponsor
______________________________________________________________________________________________________________________
• Any 1112(b) Significant Obligor                                             Depositor/Sponsor
______________________________________________________________________________________________________________________
• Any 1114 Credit Enhancement Provider                                        Depositor/Sponsor
______________________________________________________________________________________________________________________
• Any 1115 Derivate Counterparty Provider                                     Depositor/Sponsor
______________________________________________________________________________________________________________________
• Any other 1101(d)(1) material party                                         Depositor/Sponsor
______________________________________________________________________________________________________________________
Whether  there are any specific  relationships  involving       Depositor as to Depositor and Issuing Entity
the  transaction  or the  pool  assets  between  (a)  the    Sponsor/Initial Seller/Seller as to Sponsor/Initial
Sponsor (Initial Seller)  (Seller),  Depositor or Issuing                       Seller/Seller
Entity  on the one  hand,  and  (b) any of the  following
parties (or their  affiliates)  on the other  hand,  that
exist  currently  or  within  the past two years and that
are material:
______________________________________________________________________________________________________________________
• Master Servicer                                                              Master Servicer
______________________________________________________________________________________________________________________
• Securities Administrator                                                Securities Administrator
______________________________________________________________________________________________________________________
• Indenture Trustee                                                           Indenture Trustee
______________________________________________________________________________________________________________________
• Any other 1108(a)(3) servicer                                                   Servicer
______________________________________________________________________________________________________________________
• Any 1110 Originator                                                         Depositor/Sponsor
______________________________________________________________________________________________________________________
• Any 1112(b) Significant Obligor                                             Depositor/Sponsor
______________________________________________________________________________________________________________________
• Any 1114 Credit Enhancement Provider                                        Depositor/Sponsor
______________________________________________________________________________________________________________________
• Any 1115 Derivate Counterparty Provider                                     Depositor/Sponsor
______________________________________________________________________________________________________________________
• Any other 1101(d)(1) material party                                         Depositor/Sponsor
______________________________________________________________________________________________________________________

                                                   EXHIBIT T

                                        ADDITIONAL FORM 8-K DISCLOSURE

______________________________________________________________________________________________________________________

                                         FORM 8-K DISCLOSURE INFORMATION
______________________________________________________________________________________________________________________
                    Item on Form 8-K                                          Party Responsible
______________________________________________________________________________________________________________________
  Item 1.01- Entry into a Material Definitive Agreement                          All parties
Disclosure is required regarding entry into or amendment
of any definitive agreement that is material to the
securitization, even if depositor is not a party.
Examples: servicing agreement, custodial agreement.

Note:   disclosure   not   required   as  to   definitive
agreements that are fully disclosed in the prospectus
______________________________________________________________________________________________________________________
Item 1.02- Termination of a Material Definitive Agreement                        All parties
Disclosure is required regarding termination of  any
definitive agreement that is material to the
securitization (other than expiration in accordance with
its terms), even if depositor is not a party.
Examples: servicing agreement, custodial agreement.
______________________________________________________________________________________________________________________
          Item 1.03- Bankruptcy or Receivership                                   Depositor
Disclosure  is  required   regarding  the  bankruptcy  or
receivership, with respect to any of the following:

______________________________________________________________________________________________________________________
• Sponsor (Initial Seller) (Seller)                                   Sponsor (Initial Seller) (Seller)
______________________________________________________________________________________________________________________
• Depositor                                                                       Depositor
______________________________________________________________________________________________________________________
• Master Servicer                                                              Master Servicer
______________________________________________________________________________________________________________________
• Affiliated Servicer                                                             Servicer
______________________________________________________________________________________________________________________
•  Other  Servicer  servicing  20% or  more  of the  pool                         Servicer
assets at the time of the report
______________________________________________________________________________________________________________________
• Other material servicers                                                        Servicer
______________________________________________________________________________________________________________________
• Indenture Trustee                                                           Indenture Trustee
______________________________________________________________________________________________________________________
• Securities Administrator                                                Securities Administrator
______________________________________________________________________________________________________________________
• Significant Obligor                                                             Depositor
______________________________________________________________________________________________________________________
• Credit Enhancer (10% or more)                                                   Depositor
______________________________________________________________________________________________________________________
• Derivative Counterparty                                                         Depositor
______________________________________________________________________________________________________________________
• Custodian                                                                       Custodian
______________________________________________________________________________________________________________________
Item 2.04- Triggering Events that Accelerate or Increase                          Depositor
 a Direct Financial Obligation or an Obligation under an                       Master Servicer
              Off-Balance Sheet Arrangement                               Securities Administrator

Includes an early  amortization,  performance  trigger or
other  event,  including  event of  default,  that  would
materially  alter the  payment  priority/distribution  of
cash flows/amortization schedule.

Disclosure  will be made of events  other than  waterfall
triggers   which  are   disclosed  in  the  Payment  Date
Statements to the noteholders.
______________________________________________________________________________________________________________________
 Item 3.03- Material Modification to Rights of Security                   Securities Administrator
                         Holders                                                  Depositor

Disclosure  is required of any material  modification  to
documents  defining  the  rights  of  Certificateholders,
including the Sale and Servicing Agreement.
______________________________________________________________________________________________________________________
  Item 5.03- Amendments of Articles of Incorporation or                           Depositor
              Bylaws; Change of Fiscal Year
Disclosure   is  required  of  any   amendment   "to  the
governing documents of the issuing entity".
______________________________________________________________________________________________________________________
 Item 6.01- ABS Informational and Computational Material                          Depositor

______________________________________________________________________________________________________________________
Item 6.02- Change of Servicer or Securities Administrator    Master Servicer/Securities Administrator/Depositor/
                                                                Servicer/Indenture Trustee (if change of the
Requires   disclosure   of  any   removal,   replacement,                 Securities Administrator)
substitution   or  addition   of  any  master   servicer,
affiliated  servicer,  other  servicer  servicing  10% or
more of pool  assets at time of  report,  other  material
servicers or trustee.
______________________________________________________________________________________________________________________
Reg AB  disclosure  about  any  new  servicer  or  master            Servicer/Master Servicer/Depositor
servicer is also required.
______________________________________________________________________________________________________________________
Reg AB  disclosure  about any new  Indenture  Trustee  is                     Indenture Trustee
also required.
______________________________________________________________________________________________________________________
   Item 6.03- Change in Credit Enhancement or External               Depositor/Securities Administrator
                         Support
Covers  termination  of any  enhancement  in manner other
than by its terms,  the addition of an enhancement,  or a
material change in the enhancement  provided.  Applies to
external credit enhancements as well as derivatives.
______________________________________________________________________________________________________________________
Reg AB disclosure about any new enhancement provider is                           Depositor
also required.
______________________________________________________________________________________________________________________
   Item 6.04- Failure to Make a Required Distribution                     Securities Administrator
______________________________________________________________________________________________________________________
      Item 6.05- Securities Act Updating Disclosure                               Depositor
If any  material  pool  characteristic  differs  by 5% or
more at the time of issuance of the  securities  from the
description in the final prospectus,  provide updated Reg
AB disclosure about the actual asset pool.
______________________________________________________________________________________________________________________
If there are any new  servicers or  originators  required                         Depositor
to be disclosed  under  Regulation  AB as a result of the
foregoing,  provide the  information  called for in Items
1108 and 1110 respectively.
______________________________________________________________________________________________________________________
              Item 7.01- Reg FD Disclosure                                       All parties
______________________________________________________________________________________________________________________
                 Item 8.01- Other Events                                          Depositor
   Any event, with respect to which information is not
  otherwise called for in Form 8-K, that the registrant
       deems of importance to certificateholders.
______________________________________________________________________________________________________________________
      Item 9.01- Financial Statements and Exhibits             Responsible party for reporting/disclosing the
                                                                       financial statement or exhibit
______________________________________________________________________________________________________________________

                                                   EXHIBIT U

                                  FORM OF ADDITIONAL DISCLOSURE NOTIFICATION

Wells Fargo Bank, N.A. as Securities Administrator
9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com

Attn:  Corporate Trust Services - THORNBURG MORTGAGE TRUST 2007-3-SEC REPORT PROCESSING

RE:  Additional Form [  ] Disclosure Required

Ladies and Gentlemen:

         In accordance with Section 3.19(a)(ii) of the Sale and Servicing Agreement dated as of July 1, 2007 by and among the Structured Asset Mortgage Investments II Inc., as depositor, Thornburg Mortgage Home Loans,
Inc., as initial seller, Thornburg Mortgage Funding, Inc., as seller, Wells Fargo Bank, N.A., as master servicer and securities administrator, the Wilmington Trust Company, as owner trustee and LaSalle Bank
National Association, as indenture trustee and custodian, the undersigned, as [  ], hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [10-D] [10-K] [8-K].

Description of Additional Form [10-D] [10-K] [8-K] Disclosure:

List of Any Attachments hereto to be included in the Additional Form [  ] Disclosure:

         Any inquiries related to this notification should be directed to [  ], phone number:  [  ]; email address:  [  ].

                                                    [NAME OF PARTY]
                                                    as [role]

                                                    By:_________________________________________
                                                       Name:
                                                       Title: